UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

QAD Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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QAD Inc.
100 Innovation Place
Santa Barbara, CA 93108
805-566-6000
September 9, 2021
Dear Stockholders:
You are cordially invited to attend a special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of the stockholders of QAD Inc., which we refer to as the Company or QAD, to be held on October 15, 2021, at 8:00 a.m. California Time (11:00 a.m. Eastern Time) at the QAD corporate headquarters located at 100 Innovation Place, Santa Barbara, CA 93108. Details regarding the business to be conducted at the Special Meeting are described in the accompanying proxy statement and the accompanying notice of Special Meeting (the “Notice of Special Meeting”).
At the Special Meeting you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 27, 2021 (as amended from time to time, the “Merger Agreement”) by and among the Company, Project Quick Parent, LLC, a limited liability company organized under the laws of Delaware (“Parent”), and Project Quick Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are entities that are affiliated with Thoma Bravo, L.P., (“Thoma Bravo”) a private equity investment firm.
Under the terms of the Merger Agreement, private equity funds affiliated with Thoma Bravo will indirectly acquire QAD in an all-cash transaction with an equity value of approximately $2 billion. QAD stockholders will receive $87.50 per share of Class A Common Stock or Class B Common Stock (subject to certain adjustments, as described further below) in cash upon the closing of the transaction. The QAD Board of Directors (other than Ms. Lopker, who recused herself) believes this transaction, which is the result of a robust, independent process undertaken by a special committee of the QAD Board of Directors, maximizes value for QAD stockholders and is in the best interest of the Company. Upon completion of the transaction, QAD will become a private company with the flexibility to continue investing in the development and deployment of Enterprise Resource Planning (ERP) software and related enterprise software for manufacturing companies around the world. The Merger Agreement and the transactions contemplated thereby, including the Merger are described further in the accompanying proxy statement.
Your vote is very important.   Whether or not you plan to attend the Special Meeting, you are urged to vote your shares as promptly as possible to ensure your representation at the Special Meeting. Please review the instructions in the accompanying Notice of Special Meeting and proxy statement regarding voting.
If the Merger is completed, each share of QAD’s Class A Common Stock, par value $0.001 per share and Class B Common Stock, par value $0.001 per share (Class A Common Stock and Class B Common Stock, together the “Shares”), issued and outstanding immediately prior to the effective time of the Merger (other than the Shares issued and held by the Company or any of the Company’s direct or indirect wholly owned subsidiaries immediately prior to the effective time, the Shares owned by Parent, Merger Sub or any of their respective direct or indirect wholly owned subsidiaries immediately prior to the effective time, the Rollover Shares (as defined in the proxy statement), and the Dissenting Shares (as defined in the proxy statement)) shall be converted automatically into the right to receive from Parent $87.50 per Share in cash (“Merger Consideration”), without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement.
The proposed transactions constitute a “going-private transaction” under the rules of the SEC. As of September 7, 2021, Pamela M. Lopker, the Company’s founder and President, and certain entities affiliated with Ms. Lopker, namely, the Lopker

Living Trust dated November 18, 2013, and the Estate of Karl F. Lopker (together with Ms. Lopker, the “Lopker Entities”), together with the Lopker Family Foundation, hold approximately 67% of the voting power of the Company’s outstanding capital stock.
The QAD Board of Directors (the “QAD Board”), formed a special committee (the “Special Committee”) consisting solely of independent and disinterested directors of the Company to, among other things, review, evaluate and negotiate the Merger Agreement and the transactions contemplated thereby, including the Merger, and other alternatives available to the Company. The Special Committee, as more fully described in the accompanying proxy statement, evaluated the Merger, in consultation with the Company’s management and its own independent legal and financial advisors and considered various material factors. After careful consideration, the Special Committee unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders, (ii) recommended that the QAD Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and declared that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company and the Company’s stockholders and (iii) recommended that, subject to approval by the QAD Board, the QAD Board resolve to recommend that the holders of Shares vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger.
Based in part on the unanimous recommendation of the Special Committee, the QAD Board (other than Ms. Lopker, who recused herself), (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders, (ii) adopted and approved the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) directed that the Merger Agreement be submitted to the holders of Shares for their adoption and approval and (iv) resolved to recommend that the holders of Shares vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger. In evaluating the Merger, the QAD Board (other than Ms. Lopker, who recused herself) also consulted with the Company’s management, legal and other advisors and considered various material factors.
The QAD Board (other than Ms. Lopker, who recused herself) recommends that you vote “FOR” the proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
Your vote is very important, regardless of the number of Shares you own.   The approval of the proposal to adopt the Merger Agreement requires the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company. The holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date. If you fail to vote on the proposal to adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, the effect will be the same as a vote against the proposal.
Pursuant to rules of the SEC, you will also be asked to vote at the Special Meeting on (i) a non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, which requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon and (ii) one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement, which requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present.
For each of the foregoing proposals, the holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date.
The QAD Board (other than Ms. Lopker, who recused herself), recommends that you vote “FOR” the advisory, non-binding, proposal regarding certain Merger-related executive compensation arrangements, and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate.
In considering the recommendations of the QAD Board (other than Ms. Lopker, who recused herself), the Company’s stockholders should be aware that the executive officers and directors have certain interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. Those interests are more fully described in the accompanying proxy statement. The Special Committee and the QAD Board were aware of these interests and considered them, among other matters, in making their recommendations.

The Lopker Entities and the Lopker Family Foundation, who hold approximately 67% of the voting power of the Company’s outstanding capital stock, have duly executed and entered into a Support Agreement, pursuant to which they have agreed to vote their Shares in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Support Agreement. Copies of the Support Agreement and the Lopker Family Foundation’s Joinder to the Support Agreement are attached as Annexes B and F to the accompanying proxy statement.
On June 27, 2021, the Lopker Entities separately entered into a Contribution and Exchange Agreement, pursuant to which and immediately prior to the effective time, the Lopker Entities will contribute to Ultimate Parent (as defined in the proxy statement) the Rollover Shares and, in exchange for such Rollover Shares, Ultimate Parent will issue to the Lopker Entities the Parent Units (as defined in the proxy statement). The Contribution and Exchange Agreement also includes certain confidentiality, non-competition, non-solicitation and non-disparagement covenants applicable to Ms. Lopker and the other Lopker Entities. A copy of the Contribution and Exchange Agreement is attached as Annex C to the accompanying proxy statement.
Completion of the Merger is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement.
The accompanying proxy statement provides you with more detailed information about the Special Meeting, the Merger Agreement and the transactions contemplated thereby, including the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the accompanying proxy statement in their entirety. You may also obtain additional information about the Company from other documents we have filed with the Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 14 in our annual report on Form 10-K for the fiscal year ended January 31, 2021 and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the accompanying proxy statement in their entirety, for risks relating to our business and for a discussion of the risks you should consider in evaluating the proposed transactions and how they may affect you.
If you have any questions or need assistance voting your Shares, please contact the Company’s proxy solicitor in connection with the Special Meeting:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll free: (877) 456-3507
Brokers, banks and other nominees may call collect: (212) 750-5833
Thank you in advance for your cooperation and continued support.
Sincerely,
Anton Chilton
Chief Executive Officer and Director
The accompanying proxy statement is dated September 9, 2021, and is first being mailed to the Company’s stockholders on or about September 9, 2021.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

QAD Inc.
100 Innovation Place
Santa Barbara, CA 93108
805-566-6000
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Dear Stockholders:
You are cordially invited to attend a special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of the stockholders of QAD Inc., which we refer to as the Company or QAD, to be held on October 15, 2021, at 8:00 a.m. California Time (11:00 a.m. Eastern Time) at the QAD corporate headquarters located at 100 Innovation Place, Santa Barbara, CA 93108. The Special Meeting is being held to consider and vote on the following proposals:
1.
a proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 27, 2021 (as amended from time to time, the “Merger Agreement”) by and among the Company, Project Quick Parent, LLC, a limited liability company organized under the laws of Delaware (“Parent”), and Project Quick Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), and approve the transactions contemplated thereby, including the Merger (the “Merger Agreement Proposal”). A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement;

2.
a non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger (the “Golden Parachute Proposal”); and

3.
a proposal to approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).

Under the terms of the Merger Agreement, private equity funds affiliated with Thoma Bravo will indirectly acquire QAD in an all-cash transaction with an equity value of approximately $2 billion. The QAD Board of Directors (other than Ms. Lopker, who recused herself) believes this transaction, which is the result of a robust, independent process undertaken by a special committee of the QAD Board of Directors, maximizes value for QAD stockholders and is in the best interest of the Company.
These items of business are more fully described in the proxy statement accompanying this Notice of Special Meeting.
The record date for the Special Meeting is September 7, 2021. Only stockholders of record at the close of business on that date are entitled to notice of, and to attend and vote at, the Special Meeting or any adjournment or postponement thereof. Any stockholder entitled to attend and vote at the Special Meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf. Such proxy need not be a stockholder of the Company. You may vote on the Internet, by telephone, by mail or by attending the Special Meeting and voting in person.
The QAD Board of Directors (other than Ms. Lopker, who recused herself), has approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Golden Parachute Proposal and “FOR” the Adjournment Proposal.
The proposed transactions constitute a “going-private transaction” under the rules of the SEC. As of September 7, 2021, Pamela M. Lopker, the Company’s founder and President, and certain entities affiliated with Ms. Lopker, namely, the Lopker Living Trust dated November 18, 2013, and the Estate of Karl F. Lopker (together with Ms. Lopker, the “Lopker Entities”), together with the Lopker Family Foundation, hold approximately 67% of the voting power of the Company’s outstanding capital stock.
Your vote is very important, regardless of the number of Shares you own. The approval of the Merger Agreement Proposal requires the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company, as described in the accompanying proxy statement. If you fail to vote on the Merger Agreement Proposal, the effect will be the same as a vote against the Merger Agreement Proposal.
The approval of the Golden Parachute Proposal requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present.
For each of the Merger Agreement Proposal, the Golden Parachute Proposal and the Adjournment Proposal, the holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date.
Your vote is very important. To ensure your representation at the Special Meeting, it is important that you submit a proxy for your Shares promptly, whether or not you plan to attend the Special Meeting in person. As promptly as possible, please complete, date, sign and return the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy over the Internet or by telephone by following the instructions set forth on the enclosed proxy card. Stockholders who attend the Special Meeting may revoke their proxies and vote in person.
By Order of the QAD Board of Directors,
Daniel Lender
Corporate Secretary
Santa Barbara, California
Dated: September 9, 2021

i

DEFINED TERMS
Unless stated otherwise, whenever used in this proxy statement, the following terms have the meanings set forth below:
Adjournment Proposal means the proposal to approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal.
Certificate of Merger means a certificate of merger in such form as required by and in accordance with the applicable provisions of the DGCL.
Certificates means certificates that immediately prior to the Effective Time represented outstanding Shares (other than the Excluded Shares), as described in “Special Factors — Payment of Merger Consideration” (each, a Certificate).
Class A Common Stock means the Company’s Class A Common Stock, par value $0.001.
Class B Common Stock means the Company’s Class B Common Stock, par value $0.001.
Closing means closing of the Merger, subject to and in accordance with the terms and conditions of the Merger Agreement.
Closing Date means (i) as soon as practicable (but in any event no later than the second (2nd) business day) after the satisfaction or (to the extent permitted by applicable law) waiver in accordance with the Merger Agreement of all of the conditions to Closing set forth in Article VII of the Merger Agreement (other than any such conditions which by their nature cannot be satisfied until the Closing Date of the Merger, which shall be required to be satisfied or, to the extent permitted by applicable law, waived in accordance with the Merger Agreement on the Closing Date) or (ii) such other time, date or place as agreed to in writing by Parent and the Company, see “Special Factors — Effective Time of the Merger.”
Code means the Internal Revenue Code of 1986, as amended.
Company means QAD Inc. (which also includes references to “QAD,” “our”, “us” and “we”).
Company Acquisition Proposal has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Company Board Recommendation has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Company Change in Recommendation has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Company Intervening Event has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Company Material Adverse Effect has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Company PSU means each restricted share unit granted pursuant to the Company stock incentive plan and whose vesting is conditioned in full or in part based on achievement of performance goals or metrics.
Company RSU means each restricted share unit granted pursuant to the Company stock incentive plan.
Company SAR means each outstanding stock appreciation right granted pursuant to the Company stock incentive plan.

Company Specified Contract has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Company Stockholder Approval means the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company.
Company Superior Proposal has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Company Termination Fee means a cash amount equal to $59,000,000.
Compensation Committee means a committee established by the QAD Board that is responsible for designing and administering the Company’s executive compensation programs.
Contribution and Exchange Agreement means the Contribution and Exchange Agreement, dated June 27, 2021, by and among the Lopker Entities and Ultimate Parent, as it may be amended from time to time. A copy of the Contribution and Exchange Agreement is attached as Annex C to the accompanying proxy statement and is incorporated by reference in this proxy statement in its entirety.
COVID-19 means SARS-CoV-2 or COVID-19.
COVID-19 Measures means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, restrictions, guidelines, responses or recommendations of or promulgated by any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19 and any evolutions or mutations thereof or related or associated epidemic, plague, pandemic or outbreak of illness or public health event.
DGCL means the General Corporation Law of the State of Delaware.
Dissenting Shares means Shares that are issued and outstanding immediately prior to the Effective Time and that have not been voted in favor of the adoption of the Merger Agreement or consented thereto in writing and whose holders have properly exercised and validly perfected appraisal rights with respect to such Shares in accordance with, and who have complied with, Section 262 of the DGCL (each, a Dissenting Share).
Effective Time means the time at which the Merger becomes effective, being the time at which the Certificate of Merger is filed with the Office of the Secretary of State of the State of Delaware, or at such later time and date as may be agreed upon in writing by the parties to the Merger Agreement and specified in the Certificate of Merger in accordance with the DGCL, as described in “Special Factors — Effective Time of the Merger” and “The Merger Agreement — Effective Time of the Merger.”
Equity Commitment Letter means the equity commitment letter, dated as of June 27, 2021, entered into by and among TB Fund XIV and Parent.
Excluded Shares means the Shares issued and held by the Company or any of the Company’s direct or indirect wholly owned subsidiaries immediately prior to the Effective Time, the Shares owned by Parent, Merger Sub or any of their respective direct or indirect wholly owned subsidiaries immediately prior to the Effective Time, the Rollover Shares and the Dissenting Shares.
Financing has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
GAAP means U.S. generally accepted accounting principles.
Golden Parachute Proposal means the non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, as disclosed in the “Potential Change-in-Control Payments to Named Executive Officers” table contained in the section

v

captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation.”
HSR Act means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, 15 U.S.C. § 18a et seq., as amended, and the rules and regulations promulgated thereunder.
Indemnified Party has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Limited Guaranty means the Limited Guaranty, dated as of June 27, 2021, entered into by TB Fund XIV in favor of the Company.
Lopker Entities means Pamela M. Lopker, the Lopker Living Trust dated November 18, 2013 and the Estate of Karl F. Lopker.
Merger means the proposed merger of Merger Sub, Inc. with and into the Company pursuant to the Merger Agreement in accordance with the applicable provisions of the DGCL, with the Company surviving the Merger as the Surviving Corporation and a direct, wholly owned subsidiary of Parent.
Merger Agreement means the Agreement and Plan of Merger, dated as of June 27, 2021, by and among the Company, Parent, and Merger Sub, as it may be amended from time to time.
Merger Agreement Proposal means the proposal to approve and adopt the Merger Agreement, and the transactions contemplated thereby, including the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety.
Merger Consideration means $87.50 per Share in cash, without interest, less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement.
Merger Sub means Project Quick Merger Sub, Inc.
Nasdaq means NASDAQ Global Select Market.
Outside Date means January 30, 2022.
Parent means Project Quick Parent, LLC.
Parent Entities means Merger Sub, Parent, Ultimate Parent, Ultimate Parent GP, TB Fund XIV and its affiliates, TB UGP and Thoma Bravo.
Parent Material Adverse Effect has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Parent Related Parties means, collectively, Parent, Merger Sub, TB Fund XIV or any of their respective former, current or future general or limited partners, stockholders, financing sources, managers, members, representatives or affiliates.
Parent Termination Fee means a cash amount equal to $127,000,000.
QAD Board means board of directors of QAD Inc.
Record Date means September 7, 2021, being the record date for the Special Meeting.
Reported Adjusted EBITDA means adjusted EBITDA disclosed in the Company’s reports filed with the SEC.
Required Amount has the meaning set forth in the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Rights means, with respect to any Person, (a) options, warrants, preemptive rights, subscriptions, calls or other rights, convertible securities, exchangeable securities, agreements or commitments of any character obligating such person to issue, transfer or sell any equity interest of such person or any of its subsidiaries or any securities convertible into or exchangeable for such equity interests or (b) contractual obligations of such person (or the general partner of such person) to repurchase, redeem or otherwise acquire any equity interest in such person or any of its subsidiaries or any such securities or agreements listed in clause (a) of this definition.
Rollover Shares means the Shares held by the Lopker Entities that are subject to the Contribution and Exchange Agreement, which is attached as Annex C to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Securities Act means the Securities Act of 1933, 15 U.S.C. § 77a et seq., and the rules and regulations promulgated thereunder.
Shares means the Class A Common Stock and the Class B Common Stock (each, a Share).
Special Committee means a committee established by the QAD Board comprising of the independent and disinterested members of the QAD Board.
Special Meeting means the special meeting of the stockholders of the Company to be held on October 15, 2021, at 8:00 a.m. California Time (11:00 a.m. Eastern Time) at the QAD corporate headquarters located at 100 Innovation Place, Santa Barbara, CA 93108, including any adjournment or postponement thereof.
Support Agreement means the support agreement dated June 27, 2021, by and among the Lopker Entities, the Company and Parent, joined by the Lopker Family Foundation on August 30, 2021 as it may be amended from time to time. Copies of the Support Agreement and the Lopker Family Foundation’s Joinder to the Support Agreement are attached as Annexes B and F to the proxy statement and are incorporated by reference in the proxy statement in their entirety.
Surviving Corporation means the surviving corporation in the Merger in accordance with the Merger Agreement, as described in “The Merger Agreement — The Merger.”
TB Fund XIV means Thoma Bravo Fund XIV, L.P., a Delaware limited partnership.
TB UGP means Thoma Bravo UGP, LLC, a Delaware limited liability company and the ultimate general partner of TB Fund XIV.
Thoma Bravo means Thoma Bravo, L.P., a Delaware limited partnership and an affiliate of TB UGP.
Ultimate Parent means Project Quick Ultimate Parent, LP.
Ultimate Parent GP means Project Quick Ultimate Parent GP, LLC, a Delaware limited liability company and the general partner of Ultimate Parent.
Unaffiliated Stockholders means unaffiliated security holders as defined under Rule 13e-3 of the Exchange Act.
Uncertificated Shares means uncertificated Shares that represented outstanding Shares (other than the Excluded Shares), as described in “Special Factors — Payment of Merger Consideration” (each, an Uncertificated Share).
Unvested Company RSUs and Unvested Company PSUs means each tranche of Company RSUs and Company PSUs that is outstanding as of immediately prior to the Effective Time of the Merger that is not a Vested Company RSU or Vested Company PSU.
Unvested Company SAR means each outstanding Company SAR award that is unvested as of immediately prior to the Effective Time of the Merger that is not a Vested Company SAR.
Vested Company PSU means each Company PSU that is vested as of immediately prior to the Effective Time or that vests solely as a result of the consummation of the Merger.

Vested Company RSU means each Company RSU that is vested as of immediately prior to the Effective Time of the Merger or that vests solely as a result of the consummation of the Merger.
Vested Company SAR means each Company SAR that is vested immediately prior to the Effective Time of the Merger or that vests solely as a result of the consummation of the Merger.

SUMMARY TERM SHEET
The following summary term sheet highlights selected information in this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement in their entirety. Each item in this summary term sheet includes a page reference directing you to a more complete description of that topic. See “Where You Can Find More Information.”
We are asking our stockholders to consider and vote on the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent. If the Merger is completed, the holders of Shares (other than the holders of the Excluded Shares) will have the right to receive the Merger Consideration of $87.50 per Share in cash, without interest, less any applicable withholding taxes, subject to and in accordance with the terms and conditions set forth in the Merger Agreement.
Since the transactions contemplated by the Merger Agreement, including the Merger, constitute a “going private” transaction under SEC rules, the Company, the Parent Entities and the Lopker Entities and their affiliates have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the transactions contemplated by the Merger Agreement, including the Merger. You may obtain any additional information about the Schedule 13E-3 under the caption “Where You Can Find Additional Information.”
Special Factors (page 21)
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Background of the Merger.   For a description of the background of the Merger, including our discussions with Thoma Bravo, see “Special Factors — Background of the Merger.”

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Purpose and Reasons of the Company for the Merger; Recommendation of the QAD Board and the Special Committee; Fairness of the Merger.   After careful consideration, the Special Committee, pursuant to resolutions adopted at a meeting of the Special Committee held on June 27, 2021, unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders, (ii) recommended that the QAD Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and declared that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of the Company and the Company’s stockholders and (iii) recommended that, subject to approval by the QAD Board, the QAD Board resolve to recommend that the holders of Shares vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger. In evaluating the Merger, the Special Committee consulted with the Company’s management and the Special Committee’s independent legal and financial advisors and considered various material factors.

Based in part on the unanimous recommendation of the Special Committee, the QAD Board (other than Ms. Lopker, who recused herself), pursuant to resolutions adopted at a meeting of the QAD Board (other than Ms. Lopker, who recused herself) held on June 27, 2021, (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders, (ii) adopted and approved the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) directed that the Merger Agreement be submitted to the holders of Shares for their adoption and approval and (iv) resolved to recommend that the holders of Shares vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger. In evaluating the Merger, the QAD Board (other than Ms. Lopker, who recused herself) also consulted with the Company’s management, legal and other advisors and considered various material factors.
Accordingly, the QAD Board (other than Ms. Lopker, who recused herself) recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Golden Parachute Proposal and “FOR” the Adjournment Proposal.

For a description of the material factors considered by the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) in evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations above, see “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the QAD Board and the Special Committee; Fairness of the Merger.”
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Opinion of Morgan Stanley & Co. LLC.   In connection with the Merger, Morgan Stanley rendered to the Special Committee its oral opinion, subsequently confirmed in writing, that as of June 27, 2021, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the Merger Consideration to be received by the Company’s stockholders (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such Company stockholders in the aggregate, as set forth in such opinion as more fully described in the section of this proxy statement captioned “Special Factors — Opinion of Morgan Stanley & Co. LLC.” The full text of the written opinion of Morgan Stanley, dated as of June 27, 2021, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this proxy statement as Annex D and incorporated by reference in this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Special Committee, in its capacity as such, and addresses only the fairness from a financial point of view of the Merger Consideration to be received by the Company’s stockholders (other than the holders of the Excluded Shares) in the aggregate pursuant to the Merger Agreement as of the date of the opinion and does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. It was not intended to, and does not, constitute an opinion or a recommendation as to how the Company’s stockholders should vote at the Special Meeting with respect to the Merger or any other matter. For more information, see “Special Factors — Opinion of Morgan Stanley & Co. LLC.”

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Position of the Parent Entities as to the Fairness of the Merger.   Under a possible interpretation of the SEC rules governing “going private” transactions, the Parent Entities may be deemed to be affiliates of the Company and engaged in a “going private” transaction and, therefore, may be required to express their beliefs as to the fairness of the Merger to the Company’s Unaffiliated Stockholders. For a description of the Parent Entities’ beliefs as to the fairness of the Merger to the Company’s Unaffiliated Stockholders, see “Special Factors — Position of the Parent Entities as to the Fairness of the Merger.”

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Purpose and Reasons of the Parent Entities for the Merger.   Under a possible interpretation of the SEC rules governing “going-private” transactions, each of the Parent Entities may be deemed to be affiliates of the Company and, therefore, required to express their reasons for the Merger to the Company’s Unaffiliated Stockholders. For a description of the Parent Entities’ purposes and reasons for the Merger, see “Special Factors — Purpose and Reasons of the Parent Entities for the Merger.”

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Position of the Lopker Entities as to the Fairness of the Merger.   Under a possible interpretation of the SEC rules governing “going private” transactions, the Lopker Entities may be deemed to be affiliates of the Company and engaged in a “going private” transaction and, therefore, may be required to express their beliefs as to the fairness of the Merger to the Company’s Unaffiliated Stockholders. For a description of the Lopker Entities’ beliefs as to the fairness of the Merger to the Company’s Unaffiliated Stockholders, see “Special Factors — Position of the Lopker Entities as to the Fairness of the Merger.”

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Purpose and Reasons of the Lopker Entities for the Merger.   Under a possible interpretation of the SEC rules governing “going-private” transactions, the Lopker Entities may be deemed to be affiliates of the Company and, therefore, required to express their reasons for the Merger to the Company’s Unaffiliated Stockholders. For a description of the Lopker Entities’ purposes and reasons for the Merger, see “Special Factors — Purpose and Reasons of the Lopker Entities for the Merger.”

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Certain Effects of the Merger; Treatment of the Shares.   At the Effective Time of the Merger, each Share outstanding immediately prior to the Effective Time of the Merger (other than the Excluded Shares) will be converted into the right to receive the Merger Consideration of $87.50 per Share in cash, without interest, less any applicable withholding taxes, in accordance with and subject to the terms and conditions set forth in the Merger Agreement, whereupon all such Shares will cease to be outstanding and shall cease to exist, and the holders of such Shares will cease to have any rights with respect thereto, other than the right to receive the Merger Consideration and the right to receive dividends and other distributions, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement. For a further description of certain effects of the Merger, see “Special Factors — Certain Effects of the Merger” and “The Merger Agreement — The Merger Consideration.”

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Treatment of Equity Compensation Awards.   Upon completion of the Merger:

Each outstanding Vested Company SAR will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Shares subject to such Vested Company SAR multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per Share base price of such Vested Company SAR, subject to any required withholding of taxes. Amounts payable in respect of the cancelled Vested Company SARs will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger).
Each outstanding Unvested Company SAR will be cancelled and replaced with a right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of Shares subject to such Unvested Company SAR multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per Share base price of such Unvested Company SAR, and such amount will be payable in accordance with such Unvested Company SAR’s original vesting terms, subject to any required withholding of taxes.
Each (i) Vested Company RSU and (ii) Vested Company PSU will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Shares subject to the Vested Company RSU and/or Vested Company PSU (with Company PSUs granted in 2019 earned based on actual performance achieved through the Effective Time and Company PSUs granted in 2021 deemed earned at 100% of target level of performance), multiplied by (B) the Merger Consideration, subject to any required withholding of taxes. Amounts payable in respect of the cancelled Vested Company RSUs and cancelled Vested Company PSUs will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger).
Each tranche of Unvested Company RSUs and Unvested Company PSUs will be cancelled and replaced with a right to receive an amount in cash, without interest, equal to (A) the amount of the Merger Consideration multiplied by (B) the aggregate number of Shares subject to such Unvested Company RSUs and Unvested Company PSUs immediately prior to the Effective Time of the Merger (with Company PSUs granted in 2019 earned based on actual performance achieved through the Effective Time of the Merger and Company PSUs granted in 2021 deemed earned at 100% of target level of performance) (the “Cash Replacement Company RSU/PSU Amounts”).
For each tranche of cancelled Unvested Company RSUs and Unvested Company PSUs, except as otherwise provided by the terms of the Merger Agreement, 50% of the Cash Replacement Company RSU/PSU Amounts, subject to any required withholding of taxes, will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger). Except as otherwise provided by the terms of the Merger Agreement, the remaining 50% of the Cash Replacement Company RSU/PSU Amounts for each tranche of cancelled Unvested Company RSUs and Unvested Company PSUs will vest, subject to the holder’s continued service with Parent and its affiliates (including the surviving Company and its subsidiaries) through the applicable vesting dates, subject to any required withholding of taxes, at the same time as the Unvested Company RSU and Unvested Company PSUs for which such Cash Replacement Company RSU/PSU Amount were exchanged, would have vested pursuant to their terms or upon an earlier qualifying termination of employment by the Company without cause or a resignation as a result of a constructive termination.
For a further description of the treatment of equity compensation awards, See “Special Factors — Certain Effects of the Merger,” “The Merger Agreement — Treatment of Equity Compensation Awards” and “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”
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Interests of Executive Officers and Directors of the Company in the Merger.   In considering the recommendations of the QAD Board (other than Ms. Lopker, who recused herself) with respect to the Merger, the Company’s stockholders should be aware that the executive officers and directors have certain interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Special Committee, consisting entirely of independent directors, and the QAD Board were aware of these interests and considered them, among other matters, in evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger and in making its recommendations. These interests include, but are not limited to, the following:

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the fees to be received by members of the Special Committee, in connection with their services to the Company with respect to the Merger (which fee is not conditioned on the consummation of the Merger);

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the accelerated vesting and payment of awards of Vested Company SARs, Vested Company RSUs, Vested Company PSUs and, for Ms. Bellamy, Unvested Company RSUs and Unvested Company PSUs;

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certain severance and other separation benefits, including equity award vesting acceleration, that may be payable following termination of employment after the Effective Time of the Merger under the named executive officer’s change in control agreement with the Company or the Company’s change in control severance policy, as applicable;

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the provision of indemnification and insurance arrangements pursuant to the Merger Agreement; and

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the Contribution and Exchange Agreement separately entered into by the Lopker Entities, pursuant to which and immediately prior to the Effective Time, the Lopker Entities will contribute to Ultimate Parent the Rollover Shares and, in exchange for such Rollover Shares, Ultimate Parent will issue to the Lopker Entities the Parent Units.

For a more detailed description of the interests of executive officers and directors of the Company in the Merger, see “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”
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Intent of the Directors and Executive Officers to Vote in Favor of the Merger.   Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the Shares owned directly by them in favor of the approval of the Merger Agreement Proposal and each of the other proposals. As of September 7, 2021, the Record Date for the Special Meeting, our directors and executive officers directly owned, in the aggregate, 5,731,052 shares of Class A Common Stock and 2,581,322 shares of Class B Common Stock entitled to vote at the Special Meeting, or collectively approximately 68% of the total voting power entitled to vote at the Special Meeting. For purposes of clarity, the Shares directly owned by the directors and executive officers shall be (i) included in determining whether the Merger Agreement has been approved by the affirmative vote of holders of a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class, but (ii) excluded from determining whether the Merger Agreement has been approved by affirmative vote of holders of a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company. For a further description of the voting intentions of the Company’s directors and executive officers, see “Special Factors — Intent of the Directors and Executive Officers to Vote in Favor of the Merger.”

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Intent of the Lopker Entities to Vote in Favor of the Merger.   The Lopker Entities and the Lopker Family Foundation, who hold approximately 67% of the voting power of the Company’s outstanding capital stock, have duly executed and entered into a Support Agreement, pursuant to which they have agreed to vote their Shares in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Support Agreement. Copies of the Support Agreement and the Lopker Family Foundation’s Joinder to the Support Agreement are attached as Annexes B and F to the proxy statement and are incorporated by reference in the proxy statement in their entirety. For more information about the Support Agreement and the voting intentions of the Lopker Entities, see “Special Factors — Intent of the Lopker Entities to Vote in Favor of the Merger” and “Special Factors — Support Agreement.”
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Material U.S. Federal Income Tax Consequences of the Merger.   The exchange of the Shares for cash in the Merger will be a taxable transaction to U.S. Holders (as defined below in “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) for U.S. federal income tax purposes and may also be taxable under state, local, and non-U.S. tax laws. A U.S. Holder who solely receives cash in exchange for Shares pursuant to the Merger will generally recognize gain or loss in an amount equal to the difference, if any, between the cash received by such holder in the Merger and the adjusted tax basis in the Shares surrendered in exchange therefor. Stockholders who are Non-U.S. Holders (as defined below in “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) will generally not be subject to U.S. federal income tax on any gain recognized in connection with the Merger unless such Non-U.S. Holder has certain connections to the United States. However, the tax consequences of the Merger to a stockholder will depend on the stockholder’s particular circumstances, and stockholders should consult their own tax advisors to determine the particular tax consequences to them (including the application of any U.S. federal non-income, state, local and non-U.S. tax laws) of the Merger. For further information about the material U.S. Federal Income Tax Consequences of the Merger, see “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger.”

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Financing of the Merger.   The Merger is not subject to any financing condition. Parent estimates that the total amount of funds necessary to complete the Merger and the related transactions will be approximately $1.6 billion. Parent expects this amount to be funded via approximately $0.9 billion from equity investments by TB Fund XIV and approximately $0.7 billion from debt financing by specified lenders.

Parent has delivered to the Company the Equity Commitment Letter, pursuant to which TB Fund XIV has committed, subject to the terms and conditions contained therein, to provide equity financing in an aggregate amount of up to $1,626,900,000 to Parent on or prior to the closing of the Merger in connection with the funding of the transaction. The Company is a third party beneficiary of the rights granted to Parent under the Equity Commitment Letter (if and only if the Company is entitled to specific performance of Parent and Merger Sub’s obligations to consummate the Merger) solely for the purpose of seeking specific performance of Parent’s right to cause the commitment to be funded in accordance with the terms of the Equity Commitment Letter (solely to the extent that Parent can cause the commitment to be funded pursuant to the terms of the Equity Commitment Letter). For further information about the financing of the Merger, see “Special Factors — Financing of the Merger.”
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Limited Guaranty.   Concurrently with the execution of the Merger Agreement, Parent has delivered to the Company a Limited Guaranty, dated as of June 27, 2021 (the “Limited Guaranty”), entered into by TB Fund XIV in favor of the Company. Pursuant to the terms of the Limited Guaranty and subject to the terms and conditions set forth therein, TB Fund XIV has agreed to guarantee Parent’s obligations under the Merger Agreement, capped at $133,000,000, with respect to payment of the Parent Termination Fee and certain interest payments and reimbursement obligations of Parent. For a further description of the Limited Guaranty, see Special Factors — Limited Guaranty.”

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Regulatory Approvals.   Under the HSR Act and the antitrust laws of certain other foreign jurisdictions, certain transactions, including the Merger, may not be completed until notifications have been given and information furnished to the Antitrust Division of the Department of Justice, and the Federal Trade Commission, and similar filings have been made under the antitrust laws of certain other foreign jurisdictions, and all statutory waiting period requirements have been satisfied.

Expiration or termination of the applicable waiting period (and any extension thereof) under the HSR Act and the antitrust laws of certain other foreign jurisdictions, and the making of and receipt of, certain other specified regulatory filings and consents, are conditions to completion of the Merger. For a further description of the regulatory approvals required for the Merger, see “Special Factors — Regulatory Approvals” and “The Merger Agreement — Regulatory Approvals; Third Party Consents.”
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Litigation Relating to the Merger.   Currently, the Company is aware of four (4) pending cases related to the Merger. In Nantahala Capital Partners II L.P. v. QAD Inc., et al., a purported stockholder class action filed in Delaware Chancery Court on July 2, 2021, the plaintiff alleges breaches of contract and fiduciary duty against directors Anton Chilton, Scott Adelson, Kathleen Crusco, and Peter van Cuylenburg (the “Director Defendants”), and Pamela M. Lopker, as well as a claim for aiding and abetting a breach of fiduciary duty against Thoma Bravo and certain affiliates of Thoma Bravo relating to the QAD Board's vote to approve the Merger Agreement. The complaint names the Company as a defendant to the extent necessary for any of the relief requested. Plaintiff is seeking, among other things, to enjoin the Closing of the Merger or, in the alternative, damages, including rescissory damages. The plaintiff claims that the Contribution and Exchange Agreement (pursuant to which and immediately prior to the Effective Time, the Lopker Entities will contribute to Ultimate Parent the Rollover Shares and, in exchange for such Rollover Shares, Ultimate Parent will issue to the Lopker Entities the Parent Units) and the Merger Agreement violate Article IV, Section 2.B(d) of QAD’s corporate charter, which provides that holders of Class A Common Stock receive per Share consideration no less favorable than that received by any holders of Class B Common Stock in any merger. The plaintiff alleges that Ms. Lopker and the Director Defendants breached Article IV, Section 2.B(d) of QAD’s corporate charter, that Ms. Lopker’s participation in the separate Contribution and Exchange Agreement with Thoma Bravo breached her fiduciary duties to the Company, that the Director Defendants’ approval of the Merger breached their fiduciary duties to the Company, and that Thoma Bravo and its affiliates aided and abetted those breaches. In a supplement to their complaint, filed on August 16, 2021, Plaintiff alleges that the Director Defendants and Ms. Lopker breached their fiduciary duties by disseminating a false, misleading, and materially incomplete Proxy, and that Thoma Bravo aided and abetted those breaches. Specifically, Plaintiff claims that the Proxy, issued on August 2, 2021, provides an inaccurate description of the events leading to the Merger and the consideration that Ms. Lopker will receive in connection with the Merger. The court has ordered that the case proceed on an expedited basis. The Company believes the claims are without any merit. On August 5 and 6, 2021, purported shareholders of the Company filed two complaints in the District Court of the Southern District of New York, captioned Stein v. QAD Inc., et. al., 1:21-cv-06856 and Whitfield v. QAD, Inc., et. al., 1:21-cv-06674, both naming the Company and members of its board of directors as defendants. On September 3, 2021, a purported shareholder of the Company filed a complaint in the District Court of the Eastern District of New York, captioned Parmar v.QADInc., et al., 1:21-cv-04974, naming the Company and members of its board of directors as defendants. All three actions assert federal securities claims under Sections 14(a) and 20(a) of the Exchange Act and related provisions for alleged failures to disclose material information, and seek to enjoin or rescind the Merger with Thoma Bravo and a request for an award of attorneys’ and experts’ fees and damages. The Company believes these actions, too, are without merit. For a further description of litigation relating to the Merger, see “Special Factors — Litigation Relating to the Merger.”

The Merger Agreement (page 77)
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A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement in its entirety, is included in “The Merger Agreement.”

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Effective Time and Closing of the Merger.   We are working to complete the Merger as promptly as practicable. Assuming timely satisfaction of necessary closing conditions set forth in the Merger Agreement, we anticipate that the Merger will be completed in the fourth (4th) quarter of 2021. If our stockholders vote to adopt the Merger Agreement, the Merger will become effective as promptly as practicable following the satisfaction or written waiver of the other conditions to the Merger as set forth in the Merger Agreement, including the receipt of all required regulatory approvals and consents. The Company, however, cannot assure Closing of the Merger by any particular date, if at all. For more information about the Effective Time and Closing of the Merger, see “The Merger Agreement — Effective Time of the Merger” and “The Merger Agreement — Closing of the Merger.”
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Conditions to the Completion of the Merger.   The Closing of the Merger depends on a number of conditions being satisfied or waived. These conditions, which are described more fully in “The Merger Agreement — Conditions to the Completion of the Merger,” include:

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the Company Stockholder Approval to adopt the Merger Agreement;

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the receipt of specified regulatory approvals, or expiration or termination of the applicable waiting period, under the HSR Act and antitrust laws of certain other foreign jurisdictions;

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the absence of any order that remains in effect or any action restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions and the absence of any law that otherwise makes such consummation illegal or prohibited;

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the accuracy of each party’s representations and warranties in the Merger Agreement (subject to materiality qualifiers);

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the performance in all material respects by each party of all obligations required to be performed by it under the Merger Agreement; and

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the delivery of an officers’ certificate by each party with respect to representation and warranties and performance of obligations under the Merger Agreement.

For more information about the conditions to completion of the Merger, see “The Merger Agreement — Conditions to the Completion of the Merger.”
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Solicitation of Company Acquisition Proposals.   Pursuant to the Merger Agreement, the Company was required to cease, and cause its subsidiaries and their respective directors and officers to cease, and instruct and use reasonable best efforts to cause their respective managers, employees, agents and other representatives to cease and cause to be terminated all existing discussions or negotiations with any person with respect to a Company Acquisition Proposal as of June 27, 2021, and request the prompt return or destruction of all non-public information concerning the Company and the Company’s subsidiaries theretofore furnished to any such person, subject to certain exceptions. The Company has agreed that, during the term of the Merger Agreement and subject to certain exceptions, it will not, and will cause its subsidiaries and its and their respective directors and officers not to, and will instruct and use reasonable best efforts to cause its and their respective managers, employees, agents and other representatives not to, directly or indirectly, initiate, solicit, knowingly encourage or knowingly facilitate the making of any Company Acquisition Proposal or any other offer or proposal that would reasonably be expected to lead to a Company Acquisition Proposal.

If the Company receives a bona fide Company Acquisition Proposal after June 27, 2021, and prior to obtaining stockholder approval of the Merger Agreement Proposal (which Company Acquisition Proposal did not result from a breach of the Company’s non-solicitation obligation under the Merger Agreement), and the Special Committee determines in good faith, after consultation with its financial advisor and outside counsel, that (I) such Company Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Company Superior Proposal and (II) the failure to take certain actions would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law, then the Special Committee, the Company and their respective representatives will, subject to compliance with the terms and conditions of the Merger Agreement, be permitted to furnish any information (including non-public information) or access thereto, and participate or engage in negotiations or discussions regarding such Company Acquisition Proposal, subject to and in accordance with the terms and conditions of the Merger Agreement.
The QAD Board and any committee thereof (including the Special Committee) are prohibited from taking certain actions enumerated in the Merger Agreement that would amount to a Company Change in Recommendation unless, prior to obtaining stockholder approval of the Merger Agreement, (i) the Special Committee determines in good faith, after consultation with outside legal counsel, that the failure to make such change would reasonably be expected to be inconsistent with the QAD Board’s fiduciary duties, (ii) the Company has provided Parent with prior written notice before making any Company Change in Recommendation and, if requested by Parent in good faith, the Company has negotiated in good faith with respect to any revisions to the terms of the Merger Agreement so that a Company Change in Recommendation would no longer be necessary, and (iii) after giving effect to clause (ii), as required, after consultation with its financial advisors and outside counsel, the QAD Board, upon the recommendation of the Special Committee, has determined in good faith that failure to make the Company Change in Recommendation would reasonably be expected to be inconsistent with its fiduciary duties.
For more information about the restrictions on the Company’s solicitation of Company Acquisition Proposals and Company Change in Recommendations, see “The Merger Agreement — No Solicitation by the Company.”
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Termination.   The Merger Agreement contains certain termination rights, including, but not limited to, the right of (i) the Company to terminate the Merger Agreement to accept a Company Superior Proposal, or (ii) Parent to terminate the Merger Agreement upon a Company Change in Recommendation, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement, and provides that, upon termination of the Merger Agreement by the Company or Parent under specified conditions, the Company will be required to pay Parent a Company Termination Fee of  $59,000,000 in cash. Upon termination of the Merger Agreement by the Company or Parent under specified conditions, Parent will be required to pay the Company a Parent Termination Fee of $127,000,000 in cash. In addition, subject to specified exceptions and limitations, either party may terminate the Merger Agreement if the Merger is not consummated by January 30, 2022. We refer to January 30, 2022 as the Outside Date. For more information about the termination rights and terminations fees payable under the Merger Agreement, see “The Merger Agreement — Termination” and “The Merger Agreement — Termination Fees.”

Parties to the Merger (page 103)
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QAD Inc.   The Company was founded in 1979, incorporated in California in 1986 and reincorporated in Delaware in 1997. The Company believes it is a leader in cloud-based enterprise software solutions for global manufacturing companies. The Company’s solutions, called QAD Adaptive Applications, are designed specifically for automotive suppliers, life sciences, consumer products, food and beverage, high technology and industrial products manufacturers. The Company’s software offers a full set of core manufacturing enterprise resource planning and supply chain management capabilities. The Company’s architecture, called the QAD Enterprise Platform, allows customers to upgrade existing functionality by module; and extend or create new applications, providing manufacturers with the flexibility they need to innovate and rapidly adapt to change. Our principal executive office is located at 100 Innovation Place, Santa Barbara, California 93108, and the telephone number of our principal executive office is (805) 566-6000. For more information about the Company, see “Parties to the Merger — The Company.”

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Project Quick Parent, LLC.   Parent was formed on June 17, 2021, solely for the purpose of completing the proposed Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger and arranging financing therefor. Parent is a direct, wholly-owned subsidiary of Ultimate Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Parent is c/o Thoma Bravo, L.P., 600 Montgomery Street, 20th Floor, San Francisco, California 94111. The telephone number at the principal office is (415) 263-3660. For more information about Parent, see “Parties to the Merger — Parent.”

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Project Quick Merger Sub, Inc.   Merger Sub was formed on June 17, 2021, solely for the purpose of completing the proposed Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger and arranging financing therefor. Merger Sub is a direct, wholly-owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Merger Sub is c/o Thoma Bravo, L.P.,

600 Montgomery Street, 20th Floor, San Francisco, California 94111. The telephone number at the principal office is (415) 263-3660. For more information about Merger Sub, see “Parties to the Merger — Merger Sub.”
The Special Meeting (page 104)
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Date, Time, Place and Purpose of the Special Meeting.   The Special Meeting of stockholders of the Company will be held on October 15, 2021, at 8:00 a.m. California Time (11:00 a.m. Eastern Time) at the QAD corporate headquarters located at 100 Innovation Place, Santa Barbara, CA 93108. At the Special Meeting, Company stockholders will be asked to consider and vote upon:

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the Merger Agreement Proposal;

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the Golden Parachute Proposal; and

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the Adjournment Proposal.

For more information about the Special Meeting, see “The Special Meeting — Date, Time, Place and Purpose of the Special Meeting.”
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Record Date and Quorum.   Stockholders of record as of the close of business on September 7, 2021, the Record Date for the Special Meeting, are entitled to receive notice of, and to attend and vote at, the Special Meeting, or any adjournment or postponement thereof.

The holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date on each matter properly brought before the Special Meeting.
The representation of the holders of a majority of the voting power of our outstanding Shares as of the Record Date must be present, in person or represented by proxy, at the Special Meeting in order to constitute a quorum, for the purposes of holding the Special Meeting and conducting business. For more information about record date and quorum, see “The Special Meeting — Record Date and Quorum.”
•
Vote Required.

•
The Merger Agreement Proposal.   The approval of the Merger Agreement Proposal requires the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company (together the “Company Stockholder Approval”). If you fail to vote on the Merger Agreement Proposal, the effect will be the same as a vote against the Merger Agreement Proposal.

•
The Golden Parachute Proposal.   The approval of the Golden Parachute Proposal requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

•
The Adjournment Proposal.   The approval of the Adjournment Proposal requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present.

•
For each of the Merger Agreement Proposal, the Golden Parachute Proposal and the Adjournment Proposal, the holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date. For more information about the vote required to approach each of the proposals, see “The Special Meeting — Vote Required.”

Other Important Information Regarding the Company (page 120)
•
Market Price of Shares and Dividends.   On September 7, 2021, the most recent practicable date before this proxy statement was distributed to our stockholders, the closing price for the Shares on the Nasdaq was $87.10 per share of Class A Common Stock and $86.70 per share of Class B Common Stock. You are encouraged to obtain current market quotations for the Shares in connection with voting your Shares. For more information about the market price of Shares and dividends, see “Other Important Information Regarding the Company — Market Price of Shares and Dividends.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE SPECIAL MEETING
The following questions and answers are intended to address briefly some commonly asked questions regarding the Special Meeting, the Merger Agreement and the transactions contemplated thereby, including the Merger. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the “Summary Term Sheet” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, all of which you should read carefully in their entirety. See “Where You Can Find More Information.”
Q.
Why am I receiving this document?

A.
On June 27, 2021, the Company entered into the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Thoma Bravo, a private equity investment firm and registered investment advisor. If the Merger is completed, the holders of Shares (other than the holders of the Excluded Shares) will have the right to receive the Merger Consideration of $87.50 per Share in cash, without interest, less any applicable withholding taxes, subject to and in accordance with the terms and conditions set forth in the Merger Agreement. A copy of the Merger Agreement is attached to this proxy statement as Annex A and is incorporated by reference in this proxy statement in its entirety.

Based in part on the unanimous recommendation of the Special Committee, the QAD Board (other than Ms. Lopker, who recused herself), among other things, (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders, (ii) adopted and approved the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) directed that the Merger Agreement be submitted to the holders of Shares for their adoption and approval, and (iv) resolved to recommend that the holders of Shares vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger.
The Company is holding the Special Meeting so that our stockholders may vote to approve the Merger Agreement Proposal, the Golden Parachute Proposal, and the Adjournment Proposal.
The Company is soliciting proxies for the Special Meeting. You are receiving this proxy statement because you own Shares. This proxy statement contains important information about the Merger and the Special Meeting, and you should read it carefully. The enclosed proxy card allows you to vote your Shares without attending the Special Meeting in person.
Your vote is extremely important, and we encourage you to submit your proxy as soon as possible.   For more information on how to vote your Shares, please see the section of this proxy statement entitled “The Special Meeting.”
Q.
What is the proposed transaction and what effects will it have on the Company?

A.
The proposed transaction is the Merger of Merger Sub with and into the Company, subject to and in accordance with the terms and conditions of the Merger Agreement.

Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent. If the Merger is completed, the holders of Shares (other than the holders of the Excluded Shares) will have the right to receive the Merger Consideration of $87.50 per Share in cash, without interest, less any applicable withholding taxes, subject to and in accordance with the terms and conditions set forth in the Merger Agreement.
In addition, following completion of the Merger, there will be no further market for the Shares and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company’s securities will be delisted from the Nasdaq and deregistered under the Securities Exchange Act of 1934, as amended (“the Exchange Act”), upon application to the Securities and Exchange Commission (“SEC”). As a result of the Merger, the Company will no longer be an independent public company, the Shares will no longer be listed on any exchange or quotation system, price quotations will no longer be available and the Company’s registration and reporting obligation under the Exchange Act will cease.
Following completion of the Merger, your Shares will represent only the right to receive the Merger Consideration and the right to receive dividends and other distributions, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement, and you will no longer have any interest in the Company’s future earnings, growth, or value.
For more information about Merger Agreement and the transactions contemplated thereby, including the Merger, see “The Merger Agreement.”
Q.
What happens if the Merger is not completed?

A.
If the Merger Agreement Proposal is not approved by the Company’s stockholders or if the Merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their Shares in connection with the Merger. Instead, unless the Company is sold to a third party, the Company will remain an independent public company, and the Shares will continue to be listed and traded on the Nasdaq, so long as the Company continues to meet the applicable listing requirements. In addition, if the Merger is not completed, the Company expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that the Company’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject. There is no assurance as to the effect of these risks and opportunities on the future value of your Shares, including the risk that the market price of Shares may decline to the extent that the current market price of Shares reflects a market assumption that the Merger will be completed. For more information about what happens if the Merger is not completed, see “Special Factors — Certain Effects on the Company if the Merger is Not Completed.”

Under certain circumstances, if the Merger is not completed, the Company would be required to pay Parent a Company Termination Fee of $59,000,000 in cash, or Parent would be required to pay the Company a Parent Termination Fee of $127,000,000. For more information about termination fees, see “The Merger Agreement — Termination Fees.”
Q.
When and where is the Special Meeting?

A.
The Special Meeting of stockholders of the Company will be held on October 15, 2021, at 8:00 a.m. California Time (11:00 a.m. Eastern Time) at the QAD corporate headquarters located at 100 Innovation Place, Santa Barbara, CA 93108. For more information about the Special Meeting, see “The Special Meeting.”

Q.
Who can vote at the Special Meeting?

A.
All record holders of the Shares as of the close of business on September 7, 2021, the Record Date for the Special Meeting, are entitled to notice of, and to attend and vote at, the Special Meeting or any adjournment or postponement thereof. You are entitled to receive notice of, and to attend and vote at, the Special Meeting if you are a record holder of the Shares at the close of business on the Record Date.

The holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date on each matter properly brought before the Special Meeting.
If you are a record holder of Shares, please be prepared to provide proper, government-issued photo identification at the Special Meeting, such as a driver’s license. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, and you wish to vote in person at the Special Meeting, you will need to provide proof of ownership, such as a recent account statement or letter from your broker, bank or other nominee, along with proper identification. Please note that if you are a beneficial owner and wish to vote in person at the Special Meeting, you must have a legal proxy from your broker, bank or other nominee naming you as the proxy. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.
For more information about who can vote at the Special Meeting, see “The Special Meeting — Voting.”
Q.
What is the difference between being a “stockholder of record” and a “beneficial owner” of Shares held in “street name”?

A.
If your Shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those Shares, the stockholder of record or record holder. This proxy statement and proxy card have been sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting.

If your Shares are held through a broker, bank or other nominee, you are considered the beneficial owner of those Shares held in “street name.” In that case, this proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those Shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your Shares by following their instructions for voting. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these Shares in person at the Special Meeting unless you provide a legal proxy from your broker, bank or other nominee.
For more information about the stockholders of record and beneficial owners of shares held “in street name,” see “The Special Meeting — Voting.”
Q.
What am I being asked to vote on at the Special Meeting?

A.
You are being asked to consider and vote on the following:

•
Merger Agreement Proposal:   A proposal to approve and adopt the Merger Agreement, and the transactions contemplated thereby, including the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety.

•
Golden Parachute Proposal:   A non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, as disclosed in the “Potential Change-in-Control Payments to Named Executive Officers” table contained in the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation;” and

•
Adjournment Proposal:   One or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal.

For more information each of these proposals, see “The Merger (The Merger Agreement Proposal — Proposal 1),” “Merger Related Executive Compensation Arrangements (The Golden Parachute Proposal — Proposal 2)” and “Adjournment of the Special meeting (The Adjournment Proposal — Proposal 3).”
Q.
What is a quorum?

A.
The representation of the holders of a majority of the voting power of our outstanding Shares as of the Record Date must be present, in person or represented by proxy, at the Special Meeting in order to constitute a quorum, for the purposes of holding the Special Meeting and conducting business. For more information about the quorum of the Special meeting, see “The Special Meeting — Record Date and Quorum.”

Q.
What vote is required for the Company’s stockholders to approve the Merger Agreement Proposal?

A.
The approval of the Merger Agreement Proposal, requires the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company. The holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date.

As of the close of business on September 7, 2021, which is the Record Date, there were 17,662,585 shares of Class A Common Stock and 3,344,775 shares of Class B Common Stock outstanding.
As of the date of the filing of this proxy statement, none of Parent, Merger Sub or any of their respective affiliates (as defined under Rule 405 of the Securities Act) own any Shares.
The Lopker Entities and the Lopker Family Foundation, who hold approximately 67% of the voting power of the Company’s outstanding capital stock, have duly executed and entered into a Support Agreement, pursuant to which they have agreed to vote their Shares in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Support Agreement. Copies of the Support Agreement and the Lopker Family Foundation’s Joinder to the Support Agreement are attached as Annexes B and F to the proxy statement and are incorporated by reference in the proxy statement in their entirety.
For more information, see “The Merger (The Merger Agreement Proposal — Proposal 1).”
Q.
What vote is required for the Company’s stockholders to approve the Golden Parachute Proposal?

A.
Approval of the non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

The holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date.
For more information each of these proposals, see “Merger Related Executive Compensation Arrangements (The Golden Parachute Proposal — Proposal 2).”
Q.
What vote is required for the Company’s stockholders to approve the Adjournment Proposal?

A.
Approval of one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal, requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present.

The holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date.

For more information each of these proposals, see “Adjournment of the Special meeting (The Adjournment Proposal — Proposal 3).”
Q.
How are the votes counted?

A.
For each of the Merger Agreement Proposal, the Golden Parachute Proposal and the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” An abstention will have the same effect as an “AGAINST” vote for these proposals and will count for purposes of determining if a quorum is present at the Special Meeting. For more information, see “The Special Meeting.”

Q.
How does the QAD Board recommend that I vote?

A.
Based in part on the unanimous recommendation of the Special Committee, the QAD Board (other than Ms. Lopker, who recused herself) recommends that you vote:

•
“FOR” the Merger Agreement Proposal;

•
“FOR” the Golden Parachute Proposal; and

•
“FOR” the Adjournment Proposal.

For more information, you should read “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the QAD Board and the Special Committee; Fairness of the Merger” for a discussion of the factors that the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) considered in deciding to recommend the approval of the Merger Agreement. See also “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”
Q.
How will the Lopker Entities and the Lopker Family Foundation vote on the Merger Agreement Proposal?

A.
Concurrently with the execution and delivery of the Merger Agreement, the Company and Parent entered into a Support Agreement with the Lopker Entities. On August 30, 2021 in anticipation of a charitable gift of Shares, the Lopker Family Foundation (a Permitted Transferee, as defined in the Support Agreement) executed a joinder to and became bound by the Support Agreement with respect to the Shares gifted to the Lopker Family Foundation by the Lopker Entities. The Lopker Entities and the Lopker Family Foundation hold approximately 67% of the voting power of the Company’s outstanding capital stock. Under the Support Agreement, the Lopker Entities and the Lopker Family Foundation agreed to vote their Shares in favor of adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Support Agreement. The obligations of the Lopker Entities and the Lopker Family Foundation under the Support Agreement will automatically terminate upon the earliest to occur of (i) the mutual agreement of the parties thereto to terminate the Support Agreement, (ii) the Effective Time of the Merger, and (iii) the termination of the Merger Agreement in accordance with its terms.

In the event the QAD Board or any committee thereof (including the Special Committee) (x) withdraws (or modifies, amends or qualifies in a manner adverse to Parent), or proposes publicly to withdraw (or modify, amend or qualify in a manner adverse to Parent), the Company Board Recommendation or (y) fails to include the Company Board Recommendation in the proxy statement, in each instance, in compliance with the Merger Agreement, the obligation of the Lopker Entities and the Lopker Family Foundation to vote the Shares listed in the Support Agreement as described above shall be modified such that the Lopker Entities and the Lopker Family Foundation shall only be required to so vote such number of Shares as is equal to the number of Shares that would represent, as at the time of such vote, 35% of the total voting power of the outstanding shares of the Company.
Copies of the Support Agreement and the Lopker Family Foundation’s Joinder to the Support Agreement are attached as Annexes B and F to the proxy statement and are incorporated by reference in the proxy statement in their entirety. For more information about the voting intentions of the Lopker Entities, see “Special Factors — Intent of the Lopker Entities to Vote in Favor of the Merger” and “Special Factors — Support Agreement.”

Q.
How do I vote?

A.
If you are a stockholder of record as of the Record Date, you may vote your Shares on matters presented at the Special Meeting in any of the following ways:

•
in person, by attending the Special Meeting and casting your vote in person;

•
by proxy (stockholders of record have a choice of voting by proxy):

•
on the Internet, by following the Internet proxy instructions printed on the enclosed proxy card;

•
by telephone, using the telephone number printed on the enclosed proxy card; or

•
by mail, by marking the enclosed proxy card, dating and signing it, and returning it in the accompanying prepaid reply envelope.

If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your Shares voted. Those instructions will identify which of the above choices are available to you in order to have your Shares voted. Please note that if you are a beneficial owner and wish to vote in person at the Special Meeting, you must have a legal proxy from your broker, bank or other nominee naming you as the proxy. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.
The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your Shares, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.
Please refer to the instructions on your proxy card or voting instruction form to determine the deadlines for submitting a proxy over the Internet or by telephone. If you choose to submit your proxy by mailing a proxy card, your proxy card must be received by our Corporate Secretary by the time the Special Meeting begins.
Please note that if you attend the Special Meeting in person, cameras, recording devices and certain other electronic devices will not be permitted at the Special Meeting.
For more information about voting, see “The Special Meeting — How to Vote.”
Q.
What is a proxy?

A.
A proxy is your legal designation of another person to vote your Shares. This written document describing the matters to be considered and voted on at the Special Meeting is called a proxy statement. The document used to designate a proxy to vote your Shares is called a proxy card. For more information about voting by proxy, see “The Special Meeting — How to Vote.”

Q.
If I am a stockholder of record, what happens if I do not vote or submit a proxy card?

A.
If you do not attend the Special Meeting and fail to vote, either in person or by proxy, your Shares will not be voted at the Special Meeting and will not be counted for purposes of determining whether a quorum exists.

Additionally, if you do not attend the Special Meeting and fail to vote, either in person or by proxy, your failure to vote will (a) have the effect of counting “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company, and (b) have no effect on the Golden Parachute Proposal (so long as a quorum is present) or the Adjournment Proposal (regardless of whether a quorum is present). For more information, see “The Special Meeting.”

Q.
If my Shares are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my Shares for me?

A.
Your broker, bank or other nominee will only be permitted to vote your Shares if you instruct your broker, bank or other nominee as to how to vote. You should follow the instructions provided by your broker, bank or other nominee regarding the voting of your Shares. Under applicable stock exchange rules, absent your instructions, a broker, bank or other nominee does not have discretionary authority to vote on “non-routine” matters and all of the matters to be considered at the Special Meeting are, under such rules, “non-routine.” As a result, absent specific instructions from the beneficial owner of such Shares, your broker, bank or other nominee is not empowered to vote such Shares.

If you instruct your broker, bank or other nominee how to vote on at least one, but not all of the proposals to be considered at the Special Meeting, your Shares will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting. In this scenario, a “broker non-vote” will occur with respect to each proposal for which you did not provide voting instructions to your broker, bank or other nominee.
A failure to provide instructions with respect to any of the proposals and a broker non-vote will have (a) the effect of a vote “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company, and (b) no effect on the Golden Parachute Proposal (so long as a quorum is present) or the Adjournment Proposal (regardless of whether a quorum is present). For more information, see “The Special Meeting — Voting.”
Q.
If a stockholder gives a proxy, how are the Shares voted?

A. If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution will vote your Shares in the way that you indicate. When completing the Internet or telephone proxy processes or the proxy card, you may specify whether your Shares should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.
If you properly execute your proxy card but do not mark the boxes indicating how your Shares should be voted on a matter, the Shares represented by your properly execute proxy will be voted “FOR” the Merger Agreement Proposal, “FOR” the Golden Parachute Proposal and “FOR” the Adjournment Proposal. For more information, see “The Special Meeting — How to Vote.”
Q.
Can I change or revoke my vote?

A.
Yes. You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by (1) submitting another proxy, including a proxy card, at a later date by telephone or on the Internet or by timely delivery of a validly executed, later-dated proxy, (2) giving written notice of revocation to our Corporate Secretary, which must be filed with our Corporate Secretary before the Special Meeting begins, or (3) attending the Special Meeting and voting in person. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, please refer to the information forwarded by your broker, bank or other nominee for procedures on revoking your proxy.

Only your last submitted proxy will be considered. Please cast your vote “FOR” each of the proposals, following the instructions set forth on your enclosed proxy card or voting instruction form provided by your broker, bank or other nominee, as promptly as possible. For more information, see “The Special Meeting — Proxies and Revocation.”

Q.
What do I do if I receive more than one proxy or set of voting instructions?

A.
If, as of the Record Date, you hold Shares as the beneficial owner of Shares held in “street name,” or through more than one broker, bank or other nominee, and also directly as the stockholder of record or otherwise, you may receive more than one proxy card or voting instruction forms relating to the Special Meeting. These should each be executed and returned separately in accordance with the instructions provided in this proxy statement in order to ensure that all of your Shares are voted.

Q.
Should I send in my stock certificates or other evidence of ownership now?

A.
No. After the Merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your Shares for the Merger Consideration. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other Nominee as to what action, if any, you need to take to effect the surrender of your Shares in exchange for the Merger Consideration. Please do not send in your certificates now.

Q.
What happens if I sell my Shares before the Special Meeting?

A.
The Record Date for stockholders entitled to vote at the Special Meeting is prior to both the date of the Special Meeting and the consummation of the Merger. If you transfer your Shares before the Record Date, you will not be entitled to vote at the Special Meeting and will not be entitled to receive the Merger Consideration. If you transfer your Shares after the Record Date but before the Special Meeting you will, unless special arrangements are made, retain your right to vote at the Special Meeting, but will transfer the right to receive the Merger Consideration to the person to whom you transfer your Shares. Unless special arrangements are made, the person to whom you transfer your Shares after the Record Date will not have a right to vote those Shares at the Special Meeting. For more information, see “The Special Meeting — How to Vote.”

Q.
Who will solicit and pay the cost of soliciting proxies?

A.
The Company has engaged Innisfree to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Innisfree a fee of approximately $40,000, and to reimburse Innisfree for certain out-of-pocket fees, charges and expenses. The Company will indemnify Innisfree and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company also will reimburse brokers, banks, other nominees, custodians and fiduciaries representing beneficial owners of the Shares for their expenses in forwarding soliciting materials to beneficial owners of our Shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, over the Internet or in person. Our directors, officers and employees will not be paid any additional amounts for soliciting proxies. For more information, see “The Special Meeting — Solicitation of Proxies; Payment of Solicitation Expenses.”

Q.
What is householding and how does it affect me?

A.
The SEC rules permit companies and intermediaries such as brokers, banks and other nominees to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single proxy statement. This process is commonly referred to as “householding” and can result in significant cost savings for the Company. To take advantage of this opportunity, QAD, brokers, banks and other nominees who hold your Shares may deliver only one proxy statement to multiple stockholders who share an address unless one or more of the stockholders has provided contrary instructions. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. For more information, see “The Special Meeting — Questions and Additional Information” or “Where You Can Find More Information.”

Q:
What rights do I have to seek an appraisal of my Shares?

A.
Each holder of Shares will have the right to seek appraisal of the fair value of such holder’s Shares as determined by the Delaware Chancery Court if the Merger is completed, but only if such holder does not vote such Shares in favor of the Merger Agreement Proposal and otherwise complies with the statutory requirements and procedures for demanding and perfecting appraisal rights set forth in Section 262 of the DGCL, which is the appraisal rights statute applicable to Delaware corporations. Failure to follow precisely any of the statutory requirements and procedures will result in the loss of appraisal rights. A copy of Section 262 of the DGCL is included as Annex E to this proxy statement and is incorporated by reference in its entirety. The requirements and procedures are also summarized in this proxy statement. For more information about appraisal rights, see “The Special Meeting — Appraisal Rights” and Annex E to this proxy statement.
Q.
What are the material U.S. federal income tax consequences of the Merger to me if I am a U.S. Holder?

A.
If you are a U.S. Holder (as defined below in “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”), receipt of cash in exchange for Shares pursuant to the Merger generally will be a taxable transaction for U.S. federal income tax purposes. Generally, you will recognize gain or loss equal to the difference, if any, between the amount of cash you receive and the adjusted tax basis of your Shares. However, the tax consequences of the Merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the Merger will affect you. For a more detailed summary of the tax consequences of the Merger, see the section below “Special Factors — Material U.S. Federal Income Tax Considerations of the Merger.”

Q.
What are the material U.S. federal income tax consequences of the Merger to me if I am a Non-U.S. Holder?

A.
If you are a Non-U.S. Holder (as defined below in “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”), you generally will not be subject to U.S. federal income tax on any gain recognized in connection with the Merger unless you have certain connections to the United States. However, the tax consequences of the Merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the Merger will affect you. For a more detailed summary of the tax consequences of the Merger, see the section below “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger.”

Q.
What do I need to do now?

A.
We urge you to read this proxy statement carefully, including its annexes and the documents referred to as incorporated by reference in this proxy statement, as well as the related Schedule 13E-3, including the exhibits thereto, filed with the SEC, and to consider how the Merger affects you. For more information, see “Where You Can Find More Information.”

Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this proxy statement, please submit your proxy promptly to ensure that your Shares are represented at the Special Meeting.
If you are a stockholder of record, please submit your proxy for your Shares:
•
on the Internet, by following the Internet proxy instructions printed on the enclosed proxy card;

•
by telephone, using the telephone number printed on the enclosed proxy card; or

•
by mail, by marking the enclosed proxy card, dating and signing it, and returning it in the accompanying prepaid reply envelope.

If you decide to attend the Special Meeting and vote in person, your vote in person at the Special Meeting will revoke any proxy previously submitted.
If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, please refer to the instructions provided by your broker, bank or other nominee to see which of the above choices are available to you in order to have your Shares voted.
For more information, see “The Special Meeting” and “Where You Can Find More Information.”

Q.
Who can help answer my other questions?

A.
If you have additional questions about the Special Meeting, the Merger, or this proxy statement, need assistance in submitting your proxy or voting your Shares, or need additional copies of the proxy statement or the enclosed proxy card or voting instructions, please contact the Company’s proxy solicitor in connection with the Special Meeting:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: (877) 456-3507
Brokers, banks and other nominees may call collect: (212) 750-5833

SPECIAL FACTORS
The following, together with the summary of the Merger Agreement set forth under the section titled “The Merger Agreement,” is a description of the material aspects of the Merger. While we believe that the following description covers the material aspects of the Merger, the description may not contain all of the information that is important to you. We encourage you to read carefully this entire document, including the Merger Agreement attached to this proxy statement as Annex A, for a more complete understanding of the Merger. The following description is subject to, and is qualified in its entirety by reference to, the Merger Agreement. You may obtain additional information without charge as described in the section titled “Where You Can Find More Information.”
We are asking our stockholders to consider and vote on the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent. If the Merger is completed, the holders of Shares (other than the holders of the Excluded Shares) will have the right to receive the Merger Consideration of $87.50 per Share in cash, without interest, less any applicable withholding taxes, subject to and in accordance with the terms and conditions set forth in the Merger Agreement.
Background of the Merger
QAD regularly evaluates strategies for improving its competitive position and enhancing stockholder value. As part of these evaluations, the QAD Board has, from time to time, considered various strategic alternatives, such as public offerings, joint ventures, collaborations and business combinations, including a possible merger or sale of QAD. From time to time, prior to 2021, QAD received unsolicited indications of interest from third parties.
During 2019 and 2020, the QAD Board and senior management met from time to time with multiple potential financial advisors, including, among other firms, Morgan Stanley & Co. LLC, which we refer to as Morgan Stanley, to receive market and industry updates, evaluate the financial advisors’ capabilities, and to discuss a potential review of strategic alternatives for QAD. No financial advisors were engaged.
On December 14, 2020, the QAD Board invited representatives of Morgan Stanley to discuss with the QAD Board the most recent developments in the software industry, equity markets, potential strategic alternatives and the general economy.
On February 9, 2021, the QAD Board and its legal counsel, Manatt, Phelps & Phillips, LLP, which we refer to as Manatt, met to discuss, among other things, a potential review of strategic alternatives for QAD. In connection with such discussion, a representative of Manatt provided the QAD Board with an overview of legal considerations in connection with potential transactions, including the potential formation of a special committee. After discussion and deliberation, the independent members of the QAD Board determined to request that senior management of QAD meet with representatives of Morgan Stanley in order for such representatives of Morgan Stanley to provide their views regarding recent developments in the software industry and potential strategic options for the Company.
On February 18, 2021, Ms. Lopker, the President and founder of QAD, Mr. Anton Chilton, the Chief Executive Officer of QAD, and Mr. Daniel Lender, the Chief Financial Officer of QAD, met with representatives of Morgan Stanley to review potential strategic alternatives for QAD. After such meeting, Messrs. Chilton and Lender discussed the meeting with Mr. Peter van Cuylenburg, the chair of the QAD Board.
Over the following days, after discussion and deliberation, the members of the QAD Board executed a unanimous written consent, effective as of February 21, 2021, to form the Special Committee, with Mr. van Cuylenburg, Mr. Scott Adelson, Ms. Kathy Crusco and Mr. Lee Roberts as its members. The QAD Board determined each member of the Special Committee to be unaffiliated with, and otherwise independent from, Ms. Lopker and to be otherwise independent and disinterested with respect to the Special Committee’s mandate. The Special Committee was delegated the full power and authority of the QAD Board to review, evaluate and negotiate potential strategic alternatives, to engage its own advisors and to make a recommendation to the QAD Board regarding any such transaction. The resolution also provided that the QAD Board would not recommend any potential transaction to QAD stockholders without a prior favorable recommendation by the Special Committee.
During this same period, members of the Special Committee recommended to Ms. Lopker that she retain independent financial and legal advisors. Ms. Lopker also expressed to such members her willingness to pursue a process, her openness to consider any type of transaction, and her preference for retaining an ongoing stake in the Company.
On February 23, 2021, the Special Committee met with representatives of Morgan Stanley to further evaluate Morgan Stanley’s capabilities and to review Morgan Stanley’s tentative proposed plan to reach out to third parties potentially interested in a transaction with QAD.
On February 24, 2021, Ms. Lopker retained Paul Hastings LLP, which we refer to as Paul Hastings, as legal counsel to the Lopker Entities in connection with a potential transaction.
On March 1, 2021, the Special Committee held a meeting, at which the members discussed their review of, and meetings with, various potential law firms that the Special Committee was considering for engagement as legal counsel to the Special Committee.
On March 8, 2021, the Special Committee met and, after discussion and deliberation, approved the selection of Paul, Weiss, Rifkind, Wharton & Garrison LLP, which we refer to as Paul, Weiss, as legal counsel to the Special Committee. The Special Committee selected Paul, Weiss based, in part, on its experience representing special committees in circumstances similar to that of the Special Committee. At this meeting, the Special Committee also appointed Messrs. van Cuylenburg and Adelson as co-chairs of the Special Committee.
On March 9, 2021, the Special Committee provided Paul, Weiss an executed engagement letter formalizing Paul, Weiss’s engagement as legal counsel to the Special Committee.
On March 15, 2021, the Special Committee held a meeting, attended by representatives of Paul, Weiss and Morgan Stanley, to discuss, among other topics, organizational matters to facilitate the Special Committee’s review and process. During this meeting, representatives of Morgan Stanley provided the Special Committee a preliminary overview of potential strategic alternatives for QAD. Morgan Stanley also disclosed its relationships with respect to several potential counterparties. Also during such meeting, representatives of Morgan Stanley confirmed that it had not performed any work or services for Ms. Lopker, nor had it provided any financial analysis regarding QAD to any third party. The members of the Special Committee and representatives of Paul, Weiss had further discussions in an executive session.
Thereafter, and after further discussion and deliberation, the Special Committee determined to engage Morgan Stanley as its financial advisor, based in part, on Morgan Stanley’s qualifications, expertise and reputation, its knowledge of and involvement in recent transactions in QAD’s industry, and its knowledge of QAD’s business and affairs, with such engagement being formalized in a written engagement letter dated March 30, 2021.
During the period from mid-March 2021 to early May 2021, at the direction of the Special Committee, representatives of Morgan Stanley contacted over 25 potential counterparties, including both potential strategic counterparties and financial sponsors, to gauge their interest in potential transactions with QAD. During this period, QAD entered into 18 confidentiality agreements with interested parties. None of these confidentiality agreements included any standstill provisions.
Representatives of Morgan Stanley, along with Messrs. Chilton and Lender, met with representatives of all 18 parties that signed confidentiality agreements to provide background regarding QAD and its financial performance.
During the period from mid-March 2021 to early May 2021, the Special Committee held regular weekly meetings with its advisors, including on March 22, March 29, April 5, April 12, April 19 and April 26, 2021. All meetings included discussion among the members of the Special Committee with representatives of Paul, Weiss during an executive session. The Special Committee invited Messrs. Chilton and Lender to participate in certain portions of such meetings, and instructed Messrs. Chilton and Lender not to have any discussions relating to information learned in a Special Committee meeting with anyone, including Ms. Lopker, without the permission of the Special Committee.
On May 3, 2021, the Special Committee met with representatives of Paul, Weiss and Morgan Stanley, as well as Messrs. Chilton and Lender (who were present until excused by the Special Committee), to discuss status of the process and timeline for requesting preliminary indications of interest from the eight potential counterparties who continued to show engagement in the process. After review and deliberation, the Special Committee directed representatives of Morgan Stanley to send a process letter to such parties containing bid instructions and procedures (the form of which was approved by the Special Committee) and to request preliminary indications of interest by May 11, 2021. Over the course of the following weeks, representatives of Morgan Stanley, together with Messrs. Chilton and Lender, continued to participate in due diligence discussions upon the request of the potential counterparties involved in the process.
Also on May 3, 2021, the Special Committee discussed with its advisors outreach to additional potential counterparties. At the direction of the Special Committee, representatives of Morgan Stanley then proceeded to contact two additional potential counterparties, which we refer to as Party C and Party D, to gauge their interest in participating in the process.
On May 10, 2021, QAD entered into a confidentiality agreement with Party C. Such confidentiality agreement did not include any standstill provisions.
On May 11, 2021, on behalf of the Special Committee, representatives of Morgan Stanley received written preliminary, non-binding indications of interest from two of the eight parties who had been sent a process letter, which indications were promptly provided to the Special Committee and its advisors. The two parties who submitted preliminary indications of interest were Thoma Bravo and a party we refer to as Party B. Thoma Bravo’s indication of interest outlined a potential transaction in which QAD stockholders would receive up to $90 per share in cash, subject to further due diligence and negotiations, which cash consideration would be financed with a mixture of debt and equity. Thoma Bravo’s indication of interest independently raised the possibility of Ms. Lopker continuing to hold a portion of her interests in QAD by rolling over a percentage of her holdings and also expressly stated that, in connection with its diligence, Thoma Bravo representatives would require discussions with Ms. Lopker regarding her involvement in the Company following the closing of the proposed transaction. Party B’s indication of interest outlined a potential transaction in which QAD stockholders would receive approximately $86 per share in cash, subject to further due diligence and negotiations, which cash consideration would be financed with a mixture of debt and equity. Party B also verbally indicated to representatives of Morgan Stanley its request to meet with Ms. Lopker to discuss her involvement in the Company following the closing of the proposed transaction. Both Thoma Bravo and Party B indicated to representatives of Morgan Stanley that they would each require a support agreement in connection with any transaction, which would require, among other things, that the Lopker Entities vote in favor of the contemplated transaction (subject to certain exceptions) with the relevant counterparty.
Four of the eight parties that received the process letter expressed to representatives of Morgan Stanley potential interest in a transaction with QAD at a “low-to-no premium” value over the then-current publicly traded price per share, but did not submit any indications of interest. The remaining two parties who had received a process letter expressed to representatives of Morgan Stanley potential interest in a private investment in public equity transaction with QAD, but did not submit indications of interest. On May 11, 2021, QAD’s closing share price of Class A Common Stock was $67.30.
On May 12, 2021, representatives of Morgan Stanley provided to the Special Committee an updated relationship disclosure letter with respect to Thoma Bravo and Party B, the two parties who submitted preliminary indications of interest.
Also on May 12, 2021, the Special Committee met, along with representatives of Paul, Weiss and Morgan Stanley, as well as Messrs. Chilton and Lender (who were present until excused by the Special Committee), to discuss the preliminary indications of interest received, the status of the process and potential next steps.
The Special Committee reiterated that Messrs. Chilton and Lender were not to have any discussions relating to information learned in a Special Committee meeting with anyone, including Ms. Lopker, without the permission of the Special Committee, and added that no one other than members of the Special Committee were to discuss the process or preliminary indications of interest with Ms. Lopker at that stage. The members of the Special Committee and representatives of Paul, Weiss had further discussion during an executive session of the meeting. After review and deliberation, the Special Committee determined to seek additional details from each of Thoma Bravo and Party B regarding their respective preliminary indications of interest.
On May 13, 2021, Morgan Stanley, along with Messrs. Chilton and Lender met with representatives of Party C.
On May 14, 2021, QAD entered into a confidentiality agreement with Party D. Such confidentiality agreement did not include any standstill provisions.
Also on May 14, 2021, Messrs. van Cuylenburg and Adelson met with Ms. Lopker to provide her with the high-level terms of the preliminary indications of interest received from each of Thoma Bravo and Party B. Ms. Lopker indicated that she was interested in continuing to have a role in QAD following the closing of a potential transaction if one were to occur, and that she was open to discussions with each of Thoma Bravo and Party B about such role. Ms. Lopker indicated that she had not yet decided whether she would seek a rollover of a portion of her shares in QAD, but that she was leaning in favor of rolling a portion of her shares in QAD as part of a potential transaction.
On May 17, 2021, the Special Committee met, along with representatives of Paul, Weiss and Morgan Stanley, as well as Messrs. Chilton and Lender (who were present until excused by the Special Committee) to discuss the overall status of the process, as well as a potential process for involving Ms. Lopker in certain discussions with Thoma Bravo, Party B, or other potential counterparties that may submit indications of interest. Representatives of Morgan Stanley confirmed that, at the direction of the Special Committee, they would schedule additional calls with Thoma Bravo and Party B to discuss further details of their respective indications of interest. At that same meeting, the Special Committee and its advisors discussed status and feedback received from the other potential counterparties involved in the process that did not submit indications of interest. After discussion and deliberation, representatives of Morgan Stanley confirmed that, at the direction of the Special Committee, they would request that any remaining parties in the process submit indications of interest by May 25, 2021. The members of the Special Committee and representatives of Paul, Weiss had further discussion during an executive session of the meeting.
Over the course of the week of May 17, 2021, Messrs. Chilton and Lender, together with representatives of Morgan Stanley, continued to participate in due diligence discussions upon the request of potential counterparties.
On May 19, 2021, and on May 21, 2021, Ms. Lopker had initial discussions with each of Party B and Thoma Bravo, respectively, with representatives of Morgan Stanley present on behalf of the Special Committee, to discuss potential counterparties’ plans for QAD and Ms. Lopker’s potential involvement in QAD following the closing of a potential transaction with each such counterparty. No discussion of any specific terms of such an arrangement, or a potential rollover of a portion of Ms. Lopker’s shares in QAD, took place. Following these meetings, Ms. Lopker indicated to Messrs. Adelson and van Cuylenburg that she was open to further discussion with both of Thoma Bravo and Party B.
On May 21, 2021, Morgan Stanley, along with Messrs. Chilton and Lender met with representatives of Party D.
On May 25, 2021, of the seven potential counterparties who had been sent a process letter, Morgan Stanley received one additional written non-binding preliminary indication of interest, from two parties who partnered together, which we refer to collectively as Party E. Such indication of interest included a range of $80 to $82.50 per share, as well as a list of outstanding diligence items, and stated that any transaction would be financed with a mix of debt and equity. Such indication of interest was promptly provided to the Special Committee and its advisors. On May 25, 2021, QAD’s closing share price of Class A Common Stock was $67.98.
On May 26, 2021, the Special Committee held a meeting, with representatives of Paul, Weiss and Morgan Stanley, as well as Messrs. Chilton and Lender (who were present until excused by the Special

Committee). The Special Committee discussed with its advisors the preliminary indication of interest received from Party E, and, after deliberation and discussion, the Special Committee directed representatives of Morgan Stanley to inform Party E that the price included in its indication of interest was too low and it would need to increase its offer price per share in order to proceed in the process.
At that same meeting, the Special Committee and its advisors also discussed feedback representatives of Morgan Stanley received from the five other parties who had been sent a process letter and requested to submit an indication of interest by May 25, 2021, but who did not submit an indication of interest. Representatives of Morgan Stanley advised that certain of such parties indicated that they may be interested in an at-market transaction with QAD, and were not willing to offer any premium to the then-current publicly-traded market price. On May 26, 2021, QAD’s closing share price of Class A Common Stock was $67.64.
Also at that meeting, the Special Committee discussed with its advisors outreach to additional potential counterparties. At the direction of the Special Committee, representatives of Morgan Stanley then proceeded to contact two additional potential counterparties, which we refer to as Party F and Party G, to gauge their interest in participating in the process.
On May 27, 2021, representatives of Morgan Stanley delivered to the Special Committee its relationship disclosure letter with respect to Party E and updated its prior disclosures with respect to each of Thoma Bravo and Party B.
On May 28, 2021, at the direction of the Special Committee, representatives of Morgan Stanley followed up with Party D, which had not submitted any indication of interest, and encouraged Party D to continue considering a potential transaction with QAD. Party D indicated that it would no longer be participating in the process.
Later that week and over the course of the week of May 31, 2021, Messrs. Chilton and Lender, together with representatives of Morgan Stanley, continued to participate in due diligence discussions upon the request of potential counterparties.
On June 1, 2021, QAD entered into a confidentiality agreement with Party F. Such confidentiality agreement did not include any standstill provisions.
On June 2, 2021, Party C notified representatives of Morgan Stanley that it would no longer be participating in the process.
On June 3, 2021, Morgan Stanley, along with Messrs. Chilton and Lender met with representatives of Party F to provide background regarding QAD and its financial performance.
On June 7, 2021, the Special Committee met with representatives of Paul, Weiss and Morgan Stanley, as well as Messrs. Chilton and Lender (who were present until excused by the Special Committee), to discuss the status of the process and next steps. Representatives of Morgan Stanley stated that, after they had contacted Party E to relay the Special Committee’s message that Party E would need to increase its price in order to proceed in the process, Party E had responded that it would not increase its price, and that representatives of Morgan Stanley should notify it if circumstances change and there would be an opportunity to move forward in Party E’s proposed price range of $80 to $82.50 per share.
At that same meeting, the Special Committee and its advisors further discussed the status of Thoma Bravo, Party B and the other two remaining parties in the process. After discussion and deliberation, the Special Committee directed representatives of Morgan Stanley to communicate to all parties remaining in the process to submit final proposals with respect to a potential transaction with QAD by June 15, 2021.
Also during that same meeting, the Special Committee and its advisors discussed the potential terms of a draft merger agreement that was to be provided to bidders in connection with soliciting bids. The draft expressly stated that if Ms. Lopker seeks to participate in a rollover of any of her shares, then, in addition to the stockholder vote required by Delaware law, the Special Committee would further require that the majority of QAD’s disinterested stockholders also approve the transaction. The Special Committee and its advisors discussed that this “majority of the minority” vote would be a non-waivable condition for the transaction, and that such vote requirement would also be communicated to Ms. Lopker in the event she sought to roll over any of her shares of QAD. The Special Committee and its advisors also discussed the terms of a support agreement, which would require, among other things, that the Lopker Entities vote in favor of the contemplated transaction with the relevant counterparty (subject to certain exceptions), which the parties participating in the process had continued to indicate they would require in connection with a potential transaction. The members of the Special Committee and representatives of Paul, Weiss had further discussion during an executive session of the meeting.
On June 7, 2021, Party F notified representatives of Morgan Stanley that it would no longer be participating in the process.
On June 8, 2021, representatives of Morgan Stanley provided a draft of the merger agreement to the potential counterparties remaining in the process.
On June 9, 2021, QAD entered into a confidentiality agreement with Party G. Such confidentiality agreement did not include any standstill provisions.
On June 11, 2021, Morgan Stanley, along with Messrs. Chilton and Lender met with representatives of Party G to provide background on QAD and its financial performance.
On June 12, 2021, representatives of Paul, Weiss sent a draft support agreement to Paul Hastings, legal counsel to Ms. Lopker.
On June 14, 2021, the Special Committee met, along with representatives of Paul, Weiss and Morgan Stanley, as well as Mr. Chilton (who was present until excused by the Special Committee), to discuss the status of the process and potential next steps. Representatives of Morgan Stanley relayed that Thoma Bravo had communicated that, as a result of its further diligence, Thoma Bravo’s final proposal that it would submit the next day on June 15, 2021 would likely be at a lower price per share than the initial price of $90 per share set forth in its preliminary indication of interest submitted on May 11, 2021. After discussion and deliberation, the Special Committee determined that it would review any proposals received with its advisors, and would seek to ensure the highest price possible.
The Special Committee and its advisors also discussed an approach regarding the Special Committee’s review of any proposals submitted on June 15, 2021, and determined that no terms should be shared with Ms. Lopker until the Special Committee has reviewed such proposals with its advisors and has formed an independent view on the proposals. The Special Committee also confirmed that it had made clear to Ms. Lopker and the potential counterparties that the Special Committee must first agree to a price per share and any other terms that are fair to all stockholders with a potential counterparty before any negotiations may take place between such counterparty and Ms. Lopker and that, if Ms. Lopker sought a rollover of any shares, then a vote of the majority of the minority of QAD stockholders would be required.
On June 15, 2021, representatives of Morgan Stanley received a proposal, including a revised draft merger agreement from Thoma Bravo, which it promptly shared with the Special Committee and its advisors. Thoma Bravo’s proposal lowered its offer price as compared to its earlier preliminary indication of interest — from $90 per share to $85 per share, due to its view of findings in its recent diligence. Thoma Bravo’s offer proposed that Ms. Lopker may roll $150 million of her shares (valued at $85 per share) and explicitly stated that its proposal, including the price per share in connection with the merger, was not premised or conditioned on any rollover or the terms of such rollover. Thoma Bravo indicated that it was ready to execute a definitive agreement in as soon as 72 hours and only had confirmatory due diligence left to complete. On June 15, 2021 QAD’s closing share price of Class A Common Stock was $77.00.
On June 16, 2021, representatives of Morgan Stanley received a proposal and representatives of Paul, Weiss received a revised draft merger agreement, each from Party B, which were promptly shared with the Special Committee and its advisors. Party B’s proposal included an offer price of approximately $86 per share, just as it had in its preliminary indication of interest. Party B’s offer invited Ms. Lopker to roll a portion of her shares, stating that Party B proposed a minimum rollover of 30% and a maximum of 50% of Ms. Lopker’s shares, and included a term sheet that described certain stockholder rights in connection with the securities Ms. Lopker would receive in a rollover. Party B’s proposal indicated that it had due diligence left to complete and would likely require about three more weeks before it would be in a position to execute a definitive agreement, and that the terms of its offer remain subject to ongoing diligence. On June 16, 2021, QAD’s closing share price of Class A Common Stock was $78.03.
Also on June 16, 2021, the Special Committee met, along with representatives of Paul, Weiss and Morgan Stanley, as well as Messrs. Chilton and Lender (who were present until excused by the Special Committee), to discuss the latest proposals received. After discussion and deliberation, the Special Committee directed representatives of Morgan Stanley to communicate to Thoma Bravo and Party B that they would need to increase their respective offer prices, and also that Party B should proceed more quickly than communicated in its proposal. Morgan Stanley also relayed to Thoma Bravo that, subject to any future discussions with Ms. Lopker, Thoma Bravo may need to consider altering the terms of their rollover proposal and the role Ms. Lopker might play in the future. The Special Committee directed representatives of Morgan Stanley to reiterate to both Ms. Lopker and Thoma Bravo that a rollover of any of Ms. Lopker’s shares would require a “majority of the minority” stockholder vote, and such vote would be a non-waivable condition for the merger. The members of the Special Committee and representatives of Paul, Weiss had further discussion during an executive session of the meeting.
On June 16, 2021, the Special Committee received a revised offer from Thoma Bravo. Thoma Bravo’s revised offer maintained a purchase price of $85 per share, but indicated they were open to further discussion with regard to the amount of Ms. Lopker’s rollover. Thoma Bravo also included an offer to have Ms. Lopker continue her involvement in QAD by forming and leading a strategic Advisory Board. On June 16, 2021, at the direction of the Special Committee, Morgan Stanley shared the revised offer with Ms. Lopker.
Over the course of the period from June 16, 2021 to June 21, 2021, and at the direction of the Special Committee, representatives of Morgan Stanley had a number of discussions with each of Thoma Bravo and Party B, communicating that such parties should increase their respective offer prices and that Party B should expedite timing to get to a definitive agreement.
On June 17, 2021, Mr. van Cuylenberg discussed the revised offer from Thoma Bravo with Ms. Lopker. As part of that discussion, Ms. Lopker shared with Mr. van Cuylenberg that the price was not as high as she would want and that she would prefer a higher rollover and a more active role at the Company. Mr. van Cuylenberg relayed Ms. Lopker’s position to Morgan Stanley.
On June 18, 2021, at the direction of the Special Committee, representatives of Morgan Stanley communicated to Thoma Bravo that the Special Committee requested that it increase its offer price to $92 per share, which Thoma Bravo stated it was not willing to do. On June 18, 2021, QAD’s closing share price of Class A Common Stock was $72.93. Morgan Stanley also relayed Ms. Lopker’s preference for a higher rollover and a board seat to Thoma Bravo.
On June 18, 2021, Paul, Weiss sent the Company’s disclosure letter and a revised draft of the merger agreement to legal counsel to Party B.
On June 18, 2021, after further discussion with representatives of Morgan Stanley, Thoma Bravo informed representatives of Morgan Stanley that it was willing to increase its offer price to $87.50 per share, and indicated that this represented Thoma Bravo’s best and final offer. Thoma Bravo also offered a potential rollover amount of up to $300 million for Ms. Lopker, as well as an offer of a board seat. Such revised offer was promptly shared with the Special Committee and its advisors. On June 18, 2021, the last full trading day prior to June 19, 2021, QAD’s closing share price of Class A Common Stock was $72.93.
On June 19, 2021, Paul, Weiss sent the Company’s disclosure letter and a revised draft of the merger agreement to Kirkland & Ellis LLP, legal counsel to Thoma Bravo, which we refer to as Kirkland & Ellis.
On June 19, 2021, Ms. Lopker informed the Special Committee that she had retained Moelis & Company as her financial advisor.
On June 20, 2021, Ms. Lopker met with representatives of Thoma Bravo, with representatives of Morgan Stanley present on behalf of the Special Committee and representatives of Moelis present on behalf of Ms. Lopker, to discuss, among other things, Thoma Bravo’s approach for running QAD’s business after the Merger and other terms Ms. Lopker was contemplating, including the possibility of Ms. Lopker purchasing QAD’s headquarters property.

On June 21, 2021, as disclosed in a Form 8-K filed by the Company with the SEC on April 29, 2021, Mr. Roberts’s term on the QAD Board (and therefore Special Committee) ended pursuant to the term set forth in the bylaws of the Company, and he did not stand for reelection.
On June 21, 2021, Party B communicated to representatives of Morgan Stanley that it was withdrawing its offer as it would not increase its price, which was still at approximately $86 per share, and nor would it expedite the timeline for diligence. Such communication was promptly provided to the Special Committee and its advisors.
On June 21, 2021, Paul Hastings sent Paul, Weiss a revised draft of the support agreement. Later that day, Paul, Weiss sent a revised draft of the support agreement to Paul Hastings and to Kirkland & Ellis.
Also on June 21, 2021, Kirkland & Ellis sent a revised Company disclosure letter to Paul, Weiss.
Later on June 21, 2021, the Special Committee met, along with representatives of Paul, Weiss and Morgan Stanley, as well as Messrs. Chilton and Lender (who were present until excused by the Special Committee), to discuss the status of the process. The Special Committee discussed potential steps it might take to persuade Party B to change its decision and re-engage in the process. Representatives of Morgan Stanley provided an update regarding Party G, the one additional potential counterparty still engaged in the process, noting that such party had not submitted an offer and had not indicated that it was interested in moving forward. Later that day, representatives of Morgan Stanley, at the direction of the Special Committee, again contacted Party G to encourage it to submit a bid.
In that same meeting, the Special Committee and its advisors discussed Thoma Bravo’s revised offer at $87.50 per share, including whether there was an opportunity to further increase the price given the negotiations over the prior week and Thoma Bravo’s statement that this was its “best and final” offer. The Special Committee and its advisors also discussed the fairness of Thoma Bravo’s proposal’s price and terms to stockholders not affiliated with the Lopker Entities, and that it was an attractive offer. After further discussion and deliberation with its advisors, the Special Committee directed representatives of Morgan Stanley to communicate to Thoma Bravo, that subject to other terms and conditions, the Special Committee would be willing to recommend a transaction at $87.50 per share if such transaction included Thoma Bravo providing a full equity commitment in connection with the financing of the transaction, and no financing contingency. The members of the Special Committee and representatives of Paul, Weiss had further discussion during an executive session of the meeting.
Later on June 21, 2021, a representative of Paul, Weiss communicated to representatives of Paul Hastings and Kirkland & Ellis that they could now engage in discussions regarding a potential rollover and post-deal arrangements.
On June 22, 2021, Kirkland & Ellis sent a revised draft of the merger agreement to Paul, Weiss.
Later on June 22, 2021, Kirkland & Ellis sent a proposed contribution and exchange agreement and equity term sheet to Paul Hastings which was also shared with the Special Committee and its advisors. Such documents were intended to provide the terms and conditions of Ms. Lopker’s rollover of certain of her QAD shares.
On June 23, 2021, representatives of Morgan Stanley, at the direction of the Special Committee, contacted Party G again to encourage it to submit a bid.
On June 24, 2021, Party G indicated to representatives of Morgan Stanley that it would no longer be participating in the process.
On June 24, 2021, the Special Committee met, along with representatives of Paul, Weiss and Morgan Stanley, to discuss the status of the process. The Special Committee also discussed Ms. Lopker’s role at QAD following the closing of the potential transaction with Thoma Bravo, and terms being negotiated between her and Thoma Bravo, including Ms. Lopker seeking that a certain amount of her shares participate in a rollover. The Special Committee and its advisors discussed such topics as well as status of the draft merger agreement, key terms and other open issues.

On June 25, 2021, the Special Committee met, along with representatives of Paul, Weiss and Morgan Stanley, to discuss the status of the process and open issues in the draft merger agreement and other transaction documents. Representatives of Morgan Stanley stated that, after extensive negotiations, Thoma Bravo indicated that it would agree to provide a full equity commitment in connection with the financing of the transaction which would eliminate the need for Thoma Bravo to secure debt financing and enhance the certainty of closing the proposed transaction. The Special Committee and its advisors discussed the same, and the Special Committee directed Paul, Weiss to revise the documents to reflect, among other terms, such full equity commitment and a supporting guarantee from TB Fund XIV L.P., an affiliate of Thoma Bravo, L.P.
At that same meeting, the Special Committee and its advisors discussed other developments in the market, including the recently announced proposed acquisition of Plex Systems by Rockwell Automation, including the revenue multiple and other terms obtained in the Plex Systems transaction and discussed factors that differentiated Plex Systems from QAD, including, among other factors, Plex System’s business in Industrial IOT, growth and margin profile, the fact that Plex Systems has 500 employees and its operations are U.S.-based, and the synergies created through acquisition by a strategic counterparty. The members of the Special Committee and representatives of Paul, Weiss had further discussion during an executive session of the meeting.
On June 27, 2021, representatives of Morgan Stanley delivered to the Special Committee an updated relationship disclosure letter with respect to Thoma Bravo.
During the course of the day on June 27, 2021, the Special Committee, the Company and Thoma Bravo and their respective representatives exchanged multiple drafts of the merger agreement and related transaction documents and schedules, and engaged in related negotiations.
Also during the course of the day on June 27, 2021, the Special Committee, the Company, Thoma Bravo and Ms. Lopker and their respective representatives exchanged multiple drafts of the support agreement and engaged in related negotiations.
Separately, during the day on June 27, 2021, Ms. Lopker and Thoma Bravo and their respective representatives exchanged multiple drafts of the contribution and exchange agreement and related documents, which were also shared with the Special Committee and its advisors.
Later in the day on June 27, 2021, the Special Committee met, along with representatives of Paul, Weiss and Morgan Stanley, and Mr. Chilton. At the meeting, the representatives of Paul, Weiss reviewed the fiduciary duties of the directors and provided a summary of the latest terms of the transaction agreements. Representatives of Morgan Stanley reviewed Morgan Stanley’s financial analysis of the transactions and rendered its oral opinion, subsequently confirmed in writing, that, as of June 27, 2021, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in its written opinion, the Merger Consideration to be received by the Company’s stockholders (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such stockholders in the aggregate. Following discussion, the Special Committee unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders; (ii) recommended that the QAD Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and declare the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable, fair to and in the best interests of the Company and the Company’s stockholders; and (iii) recommended that, subject to approval by the QAD Board, the QAD Board resolve to recommend that the holders of shares vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger.
Immediately following the meeting of the Special Committee on June 27, 2021, the QAD Board (other than Ms. Lopker, who recused herself) met, along with representatives of Paul, Weiss and Morgan Stanley. The Special Committee delivered its recommendation to the QAD Board. Following discussion, based on the unanimous recommendation of the Special Committee, the QAD Board (other than Ms. Lopker, who recused herself), among other things (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders; (ii) adopted and approved the Merger Agreement and the transactions contemplated thereby, including the Merger; (iii) directed that the Merger Agreement be submitted to the holders of shares for their adoption and approval; and (iv) resolved to recommend that the holders of shares vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger.
Later in the evening on June 27, 2021, the Special Committee, the Company and Thoma Bravo and their respective representatives put into execution form the Merger Agreement and related transaction documents, and, such parties along with Ms. Lopker and representatives of Paul Hastings, put into execution form the Support Agreement. Also during this time, Ms. Lopker and Thoma Bravo and their respective representatives, put into execution form the Contribution and Exchange Agreement and related documents. Thereafter, the Support Agreement, Merger Agreement and related transaction documents and Contribution and Exchange Agreement and related documents were executed and delivered by the relevant parties. For additional information regarding the final terms of the Merger Agreement, see the section entitled “The Merger Agreement” and the copy of the Merger Agreement attached as Annex A to this proxy statement. For additional information regarding the final terms of the Support Agreement, see the section entitled “Support Agreement” and the copy of the Support Agreement attached as Annex B to this proxy statement. For additional information regarding the final terms of the Contribution and Exchange Agreement, see the section entitled “Contribution and Exchange Agreement” and the copy of the Contribution and Exchange Agreement attached as Annex C to this proxy statement.
Prior to the opening of equity trading markets in the United States on June 28, 2021, QAD issued a press release announcing the signing of the Merger Agreement with an affiliate of Thoma Bravo.
Purpose and Reasons of the Company for the Merger; Recommendation of the QAD Board and the Special Committee; Fairness of the Merger
As described in the section entitled “Background of the Merger,” the QAD Board duly established the Special Committee and delegated to it the exclusive power and authority, among other things, to (i) review and evaluate the terms and conditions, and determine the advisability of any potential transactions with respect to the Company and any alternatives thereto, (ii) negotiate with the counterparties to any such potential transaction or any other party the Special Committee deems appropriate with respect to the terms and conditions of any such potential transaction or any alternatives thereto and, if the Special Committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents pertaining to a given transaction or any alternative transaction on behalf of the Company, (iii) determine whether such proposed transaction or any alternative thereto negotiated by the Special Committee is fair to, and in the best interests of, the Company and all of its stockholders (and to the extent Ms. Lopker is determined to have an interest in such proposed transaction different from the interests of the other shareholders, other than Ms. Lopker), (iv) recommend to the full QAD Board what action, if any, should be taken by the QAD Board with respect to such proposed transaction or any alternative thereto, and (v) retain independent legal counsel and such other consultants and agents, including, without limitation, independent investment bankers, as the Special Committee deems necessary or appropriate to perform such services and render such opinions as may be necessary or appropriate in order for the Special Committee to discharge its duties.
The Special Committee, acting with the advice and assistance of its independent legal and financial advisors, evaluated and negotiated the Merger Agreement and the transactions contemplated thereby, including the Merger, and after careful consideration, at a meeting of the Special Committee held on June 27, 2021, the Special Committee, among other things, unanimously:
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determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders;

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recommended that the QAD Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and declare the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable, fair to and in the best interests of the Company and the Company’s stockholders; and

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recommended that, subject to approval by the QAD Board, the QAD Board resolve to recommend that the holders of Shares vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger.

On June 27, 2021, after careful consideration, based in part on the unanimous recommendation of the Special Committee, the QAD Board (other than Ms. Lopker, who recused herself), pursuant to resolutions adopted at a meeting of the QAD Board (other than Ms. Lopker, who recused herself), among other things:
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determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders;

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adopted and approved the Merger Agreement and the transactions contemplated thereby, including the Merger;

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directed that the Merger Agreement be submitted to the holders of Shares for their adoption and approval; and

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resolved to recommend that the holders of Shares vote to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger.

Accordingly, the QAD Board (other than Ms. Lopker, who recused herself) recommends that you vote “FOR” the Merger Agreement Proposal, to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, at the Special Meeting.
In considering the recommendations of the QAD Board (other than Ms. Lopker, who recused herself) with respect to the Merger, you should be aware that executive officers and directors have certain interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Special Committee, consisting entirely of independent directors, and the QAD Board were aware of these interests and considered them, among other matters, in evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger and in making its decision to recommend that the QAD Board adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger. For more information about these interests, refer to the section entitled “Interests of Executive Officers and Directors of the Company in the Merger.” The Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) believe that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to the Company’s Unaffiliated Stockholders.
The Special Committee engaged its own independent legal and financial advisors and received advice throughout the negotiations from such advisors. Since the members of the Special Committee are disinterested with respect to the transactions contemplated by the Merger Agreement, independent of, and not affiliated with, the Parent Entities or the Lopker Entities, the Special Committee believed that it could effectively represent the interests of the Unaffiliated Stockholders in negotiating the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger and in making its decision to recommend that the QAD Board adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger.
In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) considered, among other things, the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:
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the current and historical market prices of the Shares, including as set forth in the table under “Other Important Information Regarding the Company — Market Price of Common Stock and Dividends,” taking into account the market performance of the Shares relative to the common stock of other participants in the industry in which the Company operates and general market indices;

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certain factors related to the Company’s business, financial condition and results of operations, and the Company’s prospects and plans, including:

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the reviews undertaken by, and understandings of, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) with respect to the Company’s business, operations, assets, financial condition, earnings, ownership structure, management, strategy, competitive position, current, historical and projected financial performance, prospects and plans, as well as the associated risks involved achieving such projections, prospects and plans;
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the reviews undertaken by, and understandings of, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) with respect to economic and market conditions and trends, as well as the challenges and uncertainty surrounding such conditions and trends, both on a historical and prospective basis, in the near term and the long term, such as:

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the nature of the industry in which the Company operates, including anticipated industry trends and changing competitive dynamics;

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the risks and uncertainties relating to the ongoing industry transition to a cloud-based business, including to be able to compete effectively in the markets in which the Company operates or may operate in the future;

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the risks and uncertainties relating to anticipated structural changes in the Company’s industry due to technological changes and geopolitical uncertainties;

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the potential risks to the Company of continuing to have publicly traded common stock, including the risks of market volatility and the risks relating to the Company’s dual-class stock structure, including:

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the potentially adverse impact of the dual-class stock structure on the market for the Company’s Shares, because each class has less of a public float than it would if there was a single class of Shares;

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the fact that there are fewer shares of Class B Common Stock than shares of Class A Common Stock and the Class B Common Stock may be less desirable to the public due to the 20% higher dividend on the Class A Common Stock; and

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the risk that the holding of lower voting Class A Common Stock may not be permitted by the investment policies of certain institutional investors or may be less attractive to managers of certain institutional investors.

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certain compliance costs and obligations imposed on the Company as a result of having publicly traded common stock;

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the risks and uncertainties relating to the Company’s concentrated stock ownership;

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the management forecasts prepared by the Company’s management for, or otherwise made available to, the Special Committee and the QAD Board;

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certain challenges and limitations on the Company of continuing as a stand-alone public company, including:

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the execution risk associated with, and potential for business disruption and negative stock price reaction in connection with, carrying out a world-wide organizational restructuring for expense reduction and margin improvement;

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the fact that the Merger Consideration consists solely of cash, providing the Company’s stockholders with certainty of value and immediate liquidity at an attractive per Share equity value without the market or execution risks associated with continued independence;

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the beliefs of the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) that the Merger represents the best transaction reasonably available for Company stockholders in light of the foregoing factors as well as, among other things:

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the views of the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) that the Merger Consideration to be paid to the holders of Shares in accordance with the Merger Agreement represented the highest per Share consideration that could reasonably be obtained;

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the beliefs of the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) that the per Share Merger Consideration to be paid to the holders of Shares, was more favorable to such holders than the potential value that might result from other alternatives reasonably available to the Company, including the alternative of remaining an independent company and pursuing the Company’s current strategic plan, and other strategic or financial alternatives that might be undertaken as an independent company, in light of a number of factors, including the risks and uncertainties associated with those alternatives, and the administrative and compliance costs associated with operating the Company as a publicly traded company;
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that the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself), with the assistance of their respective independent legal and other advisors, had considered alternatives, including continuing to operate the Company on a standalone basis, other potential value creating options or a sale to an alternative buyer, and considered the risks and uncertainties associated with such alternatives, and each respectively formed the view that no other alternatives were reasonably likely to create greater value for the Company’s stockholders than the Merger, taking into account the alternatives reasonably available to the Company and the risk of execution, as well as business, competitive, industry and market risks (as more fully described under “Special Factors — Background of the Merger”);

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the beliefs of the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) that, after such extensive negotiations conducted at the direction of the Special Committee, with the assistance of experienced independent legal and financial advisors, the Company obtained the best terms and highest price that Parent is willing to pay for the Company, pursuant to a thorough process and that further negotiations would have created a risk of causing Parent to abandon the Merger altogether or materially delay the entry into definitive transaction agreements with respect to the Merger;

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the fact that since the public announcement of the Merger Agreement, none of the Company, Parent, the Special Committee, the QAD Board, nor any of their respective independent legal and financial advisors, as applicable, have received any inbound inquiries from third parties related to potential alternative acquisition proposals;

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the reviews undertaken by the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) of the Merger Agreement and the structure of the transactions contemplated thereby, including, among others, the specific financial and other terms and conditions set out below;

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the terms of the Merger Agreement permitting the Company to receive unsolicited Company Acquisition Proposals (as defined in the Merger Agreement) that do not result from any breach of the non-solicitation obligations in the Merger Agreement, and the other terms and conditions of the Merger Agreement, including:

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that the Company may, in certain circumstances (i) furnish any information or access thereto to any third party making such a Company Acquisition Proposal and its representatives and potential financing sources and (ii) participate or engage in negotiations or discussions with such third party and its representatives and potential financing sources regarding such Company Acquisition Proposal, provided, in each case, the Company Acquisition Proposal is received prior to obtaining the requisite Company Stockholder Approval with respect to the Merger Agreement Proposal;

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that the Merger Agreement may be terminated, in certain circumstances, including, among others, by the Company to accept and enter into a definitive agreement with respect to a Company Superior Proposal, provided that the Company pay Parent a Company Termination Fee of $59,000,000 in cash, which amount the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) believe to be reasonable under the circumstances and taking into account the range of such termination fees in similar transactions, and the unlikelihood that a fee of such size would be a meaningful deterrent to other acquisition proposals; and

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that the QAD Board may, upon the recommendation of the Special Committee, in certain circumstances, make a Company Change in Recommendation, including in response to (i) a Company Intervening Event, or (ii) a bona fide written Company Acquisition Proposal that the QAD Board determines constitutes a Company Superior Proposal, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement;

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the likelihood of the Merger being completed, based on, among other matters:

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Parent having delivered to the Company a true, complete and correct copy of the executed Equity Commitment Letter to which the Company is a third-party beneficiary, pursuant to which the Ultimate Parent has committed to provide, subject to and in accordance with the terms and conditions of the Equity Commitment Letter, equity financing in an aggregate amount of up to $1,626,900,000 to be used solely for the purpose of providing the financing for the transactions contemplated by the Merger Agreement at the Closing of the Merger, including the fees and expenses related thereto, noting that the aggregated amount represents the amount estimated to be required to fund the Required Amount, as defined in the Merger Agreement, at the Closing;

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the absence of a financing condition in the Merger Agreement;

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the Company’s ability, under circumstances specified in the Merger Agreement, to seek specific performance of Parent’s obligation to cause the Merger to occur;

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the requirement that, in the event of a failure of the Merger to be consummated under certain circumstances, Parent pay the Company a Parent Termination Fee of $127,000,000 in cash, subject to and in accordance with the terms and conditions of the Merger Agreement (as more fully described under “The Merger Agreement — Termination Fees”);

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the Limited Guaranty, provided by TB Fund XIV, in favor of the Company, pursuant to which TB Fund XIV has agreed to guarantee Parent’s obligations under the Merger Agreement, capped at $133,000,000, with respect to payment of the Parent Termination Fee and certain interest payments and reimbursement obligations of Parent;

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the requirement that Parent and Merger Sub use their respective reasonable best efforts to obtain the regulatory approvals required to consummate the Merger, subject to and in accordance with the terms and conditions of the Merger Agreement; and

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the likelihood and anticipated timing of completing the proposed Merger in light of the scope of the conditions to completion, including that there were no anticipated substantive issues expected in connection with the required regulatory approvals;

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other terms and conditions of the Merger Agreement, including:

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the beliefs of the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) that the Company Termination Fee is reasonable in light of, among other matters, the benefit of the Merger to the Company’s stockholders, the size of such termination fee in similar transactions and the enterprise value of the Company;

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the terms of the Merger Agreement providing the Company sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Merger or the termination of the Merger Agreement;

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the Company’s ability, under circumstances specified in the Merger Agreement, to seek specific performance to prevent certain breaches of the Merger Agreement by Parent and Merger Sub; and

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the scope of the representations, warranties and covenants being made by the Company and Parent;

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the fact that Morgan Stanley rendered to the Special Committee its oral opinion, subsequently confirmed in writing, that as of June 27, 2021, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the Merger Consideration to be received by the Company’s stockholders (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such Company stockholders in the aggregate (as more fully described under “Special Factors — Opinion of Morgan Stanley & Co. LLC”);

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the beliefs of the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) that they were fully informed about the extent to which the interests of the Lopker Entities in the Merger differ from those of the Company’s other stockholders;

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the fact that the Lopker Entities, who, together with the Lopker Family Foundation, hold approximately 67% of the voting power of the Company’s outstanding capital stock, have duly executed and entered into a Support Agreement, pursuant to which they have agreed to vote their Shares in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Support Agreement;

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the fact that the Support Agreement terminates in the event that the Merger Agreement is validly terminated in accordance with its terms, as more fully described in the section titled “Special Factors — Support Agreement”;

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the fact that the Merger Agreement is subject to approval and adoption by the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company; and

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the right of Company stockholders to exercise their statutory appraisal rights under the Section 262 of the DGCL and receive payment of the fair value of their Shares in lieu of the Merger Consideration to be paid per Share, subject to and in accordance with the terms and conditions of the Merger Agreement and the DGCL, unless and until any such Company stockholder fails to perfect or effectively withdraws or loses his, her, its or their rights to appraisal and payment under the DGCL.

In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) considered, among other things, a number of procedural safeguards that they believed were and are present to ensure the fairness of the Merger Agreement and the transactions contemplated thereby, including the Merger, and to permit the Special Committee to represent effectively the interests of the Company’s Unaffiliated Stockholders and in light of such procedural safeguards the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) did not consider it necessary to retain an unaffiliated representative to act solely on behalf of the Company’s Unaffiliated Stockholders for purposes of negotiating the terms of the Merger Agreement or preparing a report concerning the fairness of the Merger Agreement and transactions contemplated thereby, including the Merger. These procedural safeguards include, among other things, the following, which are not intended to be exhaustive and are not presented in any relative order of importance:
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that the Special Committee was formed at the outset of Company’s consideration of a potential transaction and prior to any consideration of the Merger Agreement and the transactions contemplated thereby, including the Merger;

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that the Special Committee consists entirely of directors who are independent of, and not affiliated with, the Parent Entities or the Lopker Entities or any of their respective affiliates, and who are not members of the Company’s management;

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that the members of the Special Committee are disinterested with respect to the transactions contemplated by the Merger Agreement, including the Merger and had no financial interest in the Merger different from, or in addition to, the Company’s Unaffiliated Stockholders generally (other than as described in “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger”);

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that the members of the Special Committee were adequately compensated for their services and that their compensation was in no way contingent on their approving the Merger Agreement and taking the other actions described in this proxy statement;

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that the Special Committee had exclusive authority to decide whether or not to proceed with a transaction or any alternative thereto, subject to the QAD Board’s approval of the transactions;

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that the Special Committee retained and was advised by its own experienced and independent legal and financial advisors;

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that the Special Committee had the exclusive power and authority, among other things, to (i) review and evaluate the terms and conditions, and determine the advisability of any potential transactions with respect to the Company and any alternative thereto, (ii) negotiate with the counterparties to any such potential transaction or any other party the Special Committee deems appropriate with respect to the terms and conditions of any such potential transaction or any alternatives thereto and, if the Special Committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents pertaining to a given transaction or any alternative transaction on behalf of the Company, (iii) determine whether such proposed transaction or any alternative thereto negotiated by the Special Committee is fair to, and in the best interests of, the Company and all of its stockholders (and to the extent Ms. Lopker is determined to have an interest in such proposed transaction different from the interests of the other shareholders, other than Ms. Lopker) and (iv) recommend to the full QAD Board what action, if any, should be taken by the QAD Board with respect to such proposed transaction or any alternative thereto;
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that the QAD Board was not permitted to recommend any potential transaction or any alternative thereto for approval by the Company’s stockholders or otherwise approve any proposed transaction or any alternative thereto without a prior favorable recommendation of such proposed transaction or alternative thereto by the Special Committee;

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that the Special Committee had no obligation to recommend any transaction, including a transaction with Parent, and that the Special Committee had the authority to reject any proposals made by Parent or any other person;

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that prior to the entry into the Merger Agreement, the Special Committee and its independent advisors were permitted to solicit, initiate, propose or introduce the making, submission or announcement of, or encourage, facilitate or assist, any proposal or offer that could constitute a potential transaction with respect to the Company from any person;

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that the Special Committee, together with its independent financial and legal advisors, conducted an extensive process, involving frequent and extensive deliberations and negotiations over a period of time, to consider:

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potential transactions and alternatives thereto, including engaging with potential counterparties; and

•
the Merger Agreement and the transactions contemplated thereby, including the Merger,

and, in each case, each member of the Special Committee was actively engaged in that process on a regular basis and was provided with full access to the Company’s management and its advisors in connection with the evaluation process (as more fully described under “Special Factors — Background of the Merger”);
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the consummation of the transactions contemplated by the Merger Agreement is subject to Company Stockholder Approval, which includes a “majority-of-the-minority” voting requirement, pursuant to which the Merger Agreement must be approved and adopted by the affirmative vote of holders of a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company, in addition to approval and adoption by the affirmative vote of a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class;

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that, the terms of the Merger Agreement, including the Merger Consideration, were the product of extensive negotiations between the Special Committee and its legal and financial advisors, on the one hand, and Parent, Merger Sub and their affiliates and advisors, on the other hand, that resulted, among other things, in an increase in the Merger Consideration during the course of negotiations as compared to Parent’s purported final proposal, and the improvement, from the perspective of the Company, of other terms of the Merger and the Merger Agreement, including the Ultimate Parent’s commitment, pursuant to the Equity Commitment Letter, to invest in Parent $1,626,900,000, to be used solely for the purpose of funding the Required Amount, the operating covenants and the amount of the termination fees, relative to Parent’s initial proposed terms;

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the various terms of the Merger Agreement that are intended to help ensure that the Company’s stockholders receive the highest price per Share reasonably available, including:

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that the Merger Agreement may be terminated, in certain circumstances, including, among others, by the Company to accept and enter into a definitive agreement with respect to a Company Superior Proposal (as more fully described under “The Merger Agreement”), provided that the Company pay Parent the Parent Termination Fee;

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that the QAD Board may, upon the recommendation of the Special Committee, in certain circumstances, make a Company Change in Recommendation, including in response to (i) a Company Intervening Event, or (ii) a bona fide written Company Acquisition Proposal that the QAD Board determines constitutes a Company Superior Proposal;

in each case, subject to and in accordance with the terms and conditions of the Merger Agreement; and
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that the Special Committee made its evaluation of the Merger Agreement and the transactions contemplated thereby, including the Merger, based upon the factors discussed in this proxy statement and with the full knowledge of the interests of the Lopker Entities in the Merger.

In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) also considered, among other things, certain countervailing factors, including the following uncertainties, risks and other potentially negative factors, which are not intended to be exhaustive and are not presented in any relative order of importance:
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that, following the completion of the Merger, the Company will no longer exist as an independent public company and that the consummation of the Merger and receipt of the Merger Consideration, while providing relative certainty of value, will not allow the Company’s stockholders (other than the Lopker Entities) to participate in potential further growth in the Company’s assets, future earnings growth, future appreciation in value of the Shares or any future dividends after the Merger;

•
the risk that the transactions contemplated by the Merger Agreement, including the Merger may not be consummated in a timely manner or at all, for a variety of reasons, and the consequences thereof, including (i) the potential loss of value to the Company’s stockholders, including the reduction of the trading price of the Shares (ii) the potential negative impact on the operations and prospects of the Company, including the risk of loss of key personnel and certain key members of senior management, and (iii) the market’s perception of the Company’s prospects could be adversely affected if such transactions were delayed or were not consummated;

•
the possible effects of the pendency or consummation of the transactions contemplated by the Merger Agreement, including the potential for suits, actions or proceedings in respect of the Merger Agreement or the transactions contemplated by the Merger Agreement, the risk of any loss or change in the relationship of the Company and its subsidiaries with their respective employees, agents, customers and other business relationships, and any possible effect on the Company’s ability to attract and retain key employees, including that certain key members of senior management might choose not to remain employed with the Company prior to the completion of the Merger;

•
the risk of incurring substantial expenses related to the Merger, including in connection with any litigation that may arise in the future;

•
the risks and potentially negative factors described in “Special Factors — Certain Effects of the Merger” and “Special Factors — Certain Effects on the Company if the Merger is not Completed,” respectively;

•
that the Company’s directors, officers and employees have expended and will expend extensive efforts attempting to complete the transactions contemplated by the Merger Agreement and such persons have experienced and will experience significant distractions from their work during the pendency of such transactions and that the Company has incurred and will incur substantial costs in connection with such transactions, even if such transactions are not consummated;

•
that the receipt of the Merger Consideration in exchange for Shares pursuant to the Merger Agreement will be a taxable transaction for U.S. federal income tax purposes;

•
the restrictions imposed by the Merger Agreement on the Company’s solicitation of acquisition proposals from third parties, and that prospective bidders may perceive Parent’s right under the Merger Agreement to negotiate with the Company to match the terms of any Company Superior Proposal prior to the Company being able to terminate the Merger Agreement and accept a Company Superior Proposal to be a deterrent to making alternative proposals;

•
that the Lopker Entities’ existing ownership interest in the Company and obligations under the Support Agreement would likely be taken into account by third parties considering whether to make alternative proposals;

•
the possibility that the Company may be required to pay Parent a Company Termination Fee of $59,000,000 in cash under certain circumstances, including upon termination of the Merger Agreement to accept a Company Superior Proposal (as more fully described under “The Merger Agreement — Termination Fees”);

•
the possibility that the Parent Termination Fee of $127,000,000 in cash payable by Parent to the Company, together with other specified amounts, may be the Company’s sole and exclusive remedy in the event that the Merger Agreement is terminated by the Company due to (a) Parent’s breach of, or failure to perform its representations, warranties or obligations under the Merger Agreement or (b) Parent’s failure to consummate the Merger at such time at which all of the applicable conditions to Closing have been satisfied (subject to certain conditions) or (ii) by Parent or the Company if the transaction fails to close on or before January 30, 2022 and such failure is not caused by the party seeking termination, and the Company would have been otherwise entitled to terminate the Merger Agreement for either of the reasons set forth in clauses (a) and (b) above;

•
that Parent and Merger Sub are newly formed entities with essentially no assets and the Limited Guaranty, provided by TB Fund XIV, is capped at $133,000,000, with respect to payment of the Parent Termination Fee and certain interest payments and reimbursement obligations of Parent;

•
that, if the Merger Agreement is terminated in connection with the Company’s entry into a definitive agreement with respect to a Company Superior Proposal, the Lopker Entities have not agreed to vote their Shares in favor of such Company Superior Proposal;

•
in the event that the QAD Board or any committee thereof (including the Special Committee) (i) withdraws or changes its recommendation that the stockholders of the Company adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, or publicly proposes to do so, or (ii) fails to include in the proxy statement (or any amendment or supplement thereto) the recommendation that the stockholders of the Company adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, in compliance with the Merger Agreement, the Lopker Entities may still be required to vote such Shares equal to 35% of the total voting power of the outstanding Shares (a) in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, (b) against any Company Acquisition Proposal and any action, agreement or transaction that would reasonably be expected to materially impede, interfere with, delay or postpone the consummation of the Merger, and (c) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the stockholders of the Company, in each case, subject to and in accordance with the terms and conditions of the Support Agreement;

•
the understanding that the Lopker Entities, their affiliates and various executive officers and directors have certain interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally (as discussed under “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger”); and

•
the restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which could delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company absent the pending completion of the Merger.

The Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) concluded that, overall, the potentially positive factors outweighed the uncertainties, risks and potentially negative factors relevant to the Merger Agreement and the transactions contemplated thereby, including the Merger. Accordingly, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders.
Accordingly, the QAD Board (other than Ms. Lopker, who recused herself) recommends that you vote “FOR” the Merger Agreement Proposal, to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, at the Special Meeting.
In the course of evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) did not consider the liquidation value of the Company because (i) they considered the Company to be a viable, going concern, (ii) they believed that liquidation sales generally result in proceeds substantially less than sales of going concerns, (iii) they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of the Company and (iv) the Company will continue to operate its business following the Merger. For the foregoing reasons, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) did not consider liquidation value to be a relevant methodology. Further, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) did not consider net book value, which is an accounting concept, as a factor because they believe that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and because net book value does not take into account the prospects of the Company, market conditions, trends in the industry in which the Company operates or the business risks inherent in that industry. The Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) did not seek to determine a pre-Merger going concern value for the Shares to determine the fairness of the Merger Consideration to the Company’s stockholders. The Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) believe that the trading price of the Shares at any given time represents the best available indicator of the Company’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction. The Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) carefully considered the advice and opinion of Morgan Stanley. Although the reference to the Company’s stockholders in the opinion of Morgan Stanley did not exclude the Company’s directors and officers (other than those affiliated with the Lopker Entities) notwithstanding that such persons are deemed affiliates of the Company, such reference did not affect the determination of the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) in respect of the Merger Agreement and the transactions contemplated thereby, including the Merger, because such directors and officers will receive the same Merger Consideration as Unaffiliated Stockholders.
The Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) are not aware of any firm offer for a merger, sale of all or a substantial part of the Company’s assets, or a purchase of a controlling amount of the Company securities having been received by the Company from anyone other than a filing person in the two (2) years preceding the signing of the Merger Agreement
The foregoing discussion is not exhaustive, but is intended to summarize the material information and factors considered by the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) in their consideration of the Merger Agreement and the transactions contemplated thereby, including the Merger. The Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) reached the decision to approve the entry into the Merger Agreement and recommend its adoption by the Company’s stockholders in light of the factors described above and other factors that the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) believed were appropriate. In view of the variety of factors and the quality and amount of information considered, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching their determinations. In addition, each of the directors of the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) may have given different weight to different factors. The Special Committee and the QAD Board conducted an overall review of the factors described above, including through discussions with the Company’s management and their respective legal and financial advisors, and considered the factors overall to be favorable to, and to support, their decisions, determinations and recommendations. It should be noted that this explanation of the reasoning of the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section entitled “Cautionary Statement Concerning Forward-Looking Information.”
Opinion of Morgan Stanley & Co. LLC
The Special Committee retained Morgan Stanley to provide it with financial advisory services and a financial opinion in connection with the possible sale of QAD. The Special Committee selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation, its knowledge of and involvement in recent transactions in QAD’s industry, and its knowledge of QAD’s business and affairs. At the meeting of the Special Committee on June 27, 2021, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that, as of June 27, 2021, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the Merger Consideration to be received by the Company’s stockholders (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such Company stockholders in the aggregate.
The full text of the written opinion of Morgan Stanley, dated as of June 27, 2021, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this proxy statement as Annex D and incorporated by reference in this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Special Committee, in its capacity as such, and addresses only the fairness from a financial point of view of the Merger Consideration to be received by the Company’s stockholders (other than the holders of the Excluded Shares) in the aggregate pursuant to the Merger Agreement as of the date of the opinion and does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. It was not intended to, and does not, constitute an opinion or a recommendation as to how the Company’s stockholders should vote at the Special Meeting with respect to the Merger or any other matter.
In connection with rendering its opinion, Morgan Stanley, among other things:
•
reviewed certain publicly available financial statements and other business and financial information of QAD;

•
reviewed certain internal financial statements and other financial and operating data concerning QAD;

•
reviewed certain financial projections prepared by the management of QAD (as more fully defined herein, the “Management Case”) and certain extrapolations prepared with guidance from the management of QAD (which were reviewed and approved for Morgan Stanley’s use by the management of QAD) (as more fully defined herein, the “Financial Projections”);

•
discussed the past and current operations and financial condition and the prospects of QAD with senior executives of QAD;

•
reviewed the reported prices and trading activity for Class A Common Stock;

•
compared the financial performance of QAD and the prices and trading activity of the Shares with that of certain other publicly traded companies comparable with QAD, and their securities;

•
reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•
participated in certain discussions and negotiations among representatives of QAD, Parent and their respective financial and legal advisors;

•
reviewed a draft of the Merger Agreement dated as of June 27, 2021, a draft of the Equity Commitment Letter, substantially in the form of the drafted June 26, 2021, and certain related documents; and

•
performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by QAD and formed a substantial basis for its opinion. With respect to the Financial Projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of QAD’s management of the future financial performance of QAD. Morgan Stanley expressed no view as to such Financial Projections or the assumptions on which they were based. In addition, Morgan Stanley assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including among other things, that Parent will obtain financing in accordance with the terms set forth in the Equity Commitment Letter, and that the definitive Merger Agreement would not differ in any material respect from the draft thereof furnished to Morgan Stanley. In addition, Morgan Stanley understood from QAD that, pursuant to Article IV of QAD’s Certificate of Incorporation, the holders of Class A Common Stock must receive an amount and form of consideration per share that is no less favorable than the consideration per share received by the holders of the Class B Common Stock in the event of a merger, business combination or consolidation of QAD, including the Merger. Morgan Stanley expressed no view as to the allocation of Merger Consideration between the Class A Common Stock and the Class B Common Stock, or the relative fairness of any portion of the Merger Consideration to holders of any Shares. Morgan Stanley assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of QAD and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley’s opinion does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of QAD’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the holders of Shares (other than the holders of the Excluded Shares) in the Merger. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of QAD, nor was Morgan Stanley furnished with any such valuations or appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of June 27, 2021. Events occurring after June 27, 2021 may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley has not assumed any obligation to update, revise or reaffirm its opinion.
Summary of Financial Analyses
The following is a brief summary of the material analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter dated June 27, 2021 to the Special Committee. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion.
In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley utilized and relied upon (i) the Management Case and (ii) the consensus estimates of equity research analysts (the “Street Case”). The Management Case is more fully described below in the sections of this proxy statement captioned “— Public Trading Comparables Analysis,” “— Discounted Equity Value Analysis” and

“— Discounted Cash Flow Analysis.” In accordance with direction from the Special Committee, Morgan Stanley utilized the Street Case and Management Case in its financial analyses described below.
Public Trading Comparables Analysis
Morgan Stanley performed a public trading comparables analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. Morgan Stanley reviewed and compared certain financial estimates for QAD with comparable publicly available consensus equity analyst research estimates for companies, selected based on Morgan Stanley’s professional judgment and experience, that share similar business characteristics and have certain comparable operating characteristics, including, among other things, similarly sized revenue and/or revenue growth rates, market capitalizations, profitability, scale and/or other similar operating characteristics (these companies are referred to as the “comparable companies”). These companies were the following:
ERP Business Model Peer Companies
Oracle Corporation
SAP SE
Sage Group plc
Financial Profile Peer Companies
Vertex Software, LLC
Zuora Inc.
Alarm.com
New Relic, Inc.
8x8, Inc.
Box, Inc.
GoDaddy Inc. Yext Inc.
Vonage Holdings Corp.
Teradata Corporation
Global Supply Chain Peer Companies
Manhattan Associates, Inc.
Descartes Systems Group Inc.
Kinaxis Inc.
SPS Commerce, Inc.
E2open, LLC
For purposes of this analysis, Morgan Stanley analyzed the ratio of aggregate value to (i) estimated revenue and (ii) EBITDA, both of which, for purposes of this analysis, (a) for QAD, (x) were provided to Morgan Stanley, and approved for Morgan Stanley’s use, by QAD’s management for calendar years 2021 and 2022 for the Management Case, and (y) were based on the median of publicly available equity analyst research estimates for calendar years 2021 and 2022 for the Street Case; and (b) for each of the comparable companies, were based on publicly available consensus equity analyst research estimates for comparison purposes. For purposes of its analyses, Morgan Stanley defined “aggregate value” as a company’s fully diluted equity value plus total debt, plus non-controlling interest, less cash and cash equivalents, and “EBITDA” as earnings before interest, taxes, depreciation and amortization of intangible assets.
Based on its analysis of the relevant metrics for each of the comparable companies and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of (i) aggregate value to estimated revenue multiples and (ii) aggregate value to estimated EBITDA multiples, and applied these ranges of multiples to the estimated relevant metric for QAD. For purposes of this analysis, Morgan Stanley utilized publicly available financial information, available as of June 25, 2021 (the last full trading day prior to the meeting of the QAD Board (other than Ms. Lopker, who recused herself) to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger).
Based on the outstanding Shares on a fully diluted basis as provided by QAD’s management, Morgan Stanley calculated the estimated implied value per Share as follows:

Public Trading Multiples	Selected Comparable QAD Multiple Ranges	Implied Value Per Share ($)
CY 2021E AV / Revenue
Street Case	3.0x – 6.0x	51.56 – 95.79
Management Case	3.0x – 6.0x	51.71 – 96.10
CY 2022E AV / Revenue
Street Case	3.0x – 5.5x	55.31 – 95.28
Management Case	3.0x – 5.5x	56.50 – 97.47
CY 2021E AV / EBITDA
Street Case	15.0x – 30.0x	30.63 – 54.30
Management Case	15.0x – 30.0x	31.28 – 55.59
CY 2022E AV / EBITDA
Street Case	15.0x – 25.0x	36.64 – 56.40
Management Case	15.0x – 25.0x	32.74 – 49.93
No company utilized in the public trading comparables analysis is identical to QAD. In evaluating the comparable companies, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond QAD’s control. These include, among other things, the impact of competition on QAD’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of QAD and the industry, and in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable company data.
Discounted Equity Value Analysis
Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into the potential future equity value of a company as a function of such company’s estimated future revenue and EBITDA. The resulting equity value is subsequently discounted to arrive at an estimate of the implied present value. In connection with this analysis, Morgan Stanley calculated a range of implied present equity values per Share on a standalone basis for each of the Street Case and Management Case.
To calculate these discounted fully diluted equity values, Morgan Stanley utilized (i) calendar year 2023 revenue estimates and (ii) calendar year 2023 EBITDA estimates under each of the Street Case and Management Case, respectively. Based upon the application of its professional judgment and experience, Morgan Stanley applied a forward range of aggregate value to (i) estimated revenue multiples, and (ii) EBITDA multiples (based on the range of aggregate value to revenue and EBITDA multiples for the comparable companies) to these revenue and EBITDA estimates, respectively, in order to reach a future implied fully diluted equity value.
In each case, Morgan Stanley then added net cash to QAD’s future implied aggregate value to reach a future implied fully diluted equity value. In each case, Morgan Stanley then divided the future implied fully diluted equity value by estimated fully diluted shares outstanding (with such estimates provided by QAD management) to calculate a per share price. Morgan Stanley then discounted the resulting implied future share price to June 30, 2021, at a discount rate of 8.1%, which rate was selected based on QAD’s estimated cost of equity, which was arrived at by applying the capital asset pricing model, to calculate the discounted fully diluted equity value.
Based on Calendar Year 2023	Selected AV / Estimated Revenue Multiple Ranges	Implied Value Per Share ($)
Estimated Revenue
Street Case	3.0x – 6.0x	53.26 – 97.33
Management Case	3.0x – 6.0x	55.11 – 101.21
Estimated EBITDA
Street Case	15.0x – 30.0x	38.68 – 68.46
Management Case	15.0x – 30.0x	38.02 – 67.14

Discounted Cash Flow Analysis
Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal value of such company. Morgan Stanley calculated a range of fully diluted equity values per Share based on a discounted cash flow analysis to value QAD as a standalone entity. Morgan Stanley utilized estimates from the Street Case and Management Case for purposes of its discounted cash flow analysis, as more fully described below.
Morgan Stanley first calculated the estimated unlevered free cash flow, which is defined as EBITDA less (1) stock-based compensation expense, (2) cash taxes, (3) capital expenditures, and plus or minus changes in net working capital. Each of the Street Case and Management Case included extrapolations through calendar year 2030 prepared by Morgan Stanley and approved for Morgan Stanley’s use by QAD’s management. The free cash flows and terminal values were discounted, using a mid-year convention, to present values as of June 30, 2021, at a discount rate ranging from 7.1% to 9.1%, which discount rates were selected, upon the application of Morgan Stanley’s professional judgment and experience, to reflect an estimate of QAD’s weighted average cost of capital determined by the application of the capital asset pricing model. Morgan Stanley utilized perpetual growth rates of 2.0% to 3.0% as part of its analyses, with such rates selected upon the application of Morgan Stanley’s professional judgment and experience. The resulting aggregate value was then adjusted for net cash and further adjusted for the net present value of net operating losses.
Based on the outstanding Share on a fully diluted basis as provided by QAD’s management, Morgan Stanley calculated the estimated implied value per Share as follows:
Implied Value Per Share ($)
Street Case	53.41 – 88.61
Management Case	66.06 – 109.92
Precedent Transactions Multiples Analysis
Morgan Stanley performed a precedent transactions multiples analysis, which is designed to imply a value of a company based on publicly available financial terms. Morgan Stanley selected such comparable transactions because they shared certain characteristics with the Merger, most notably because they were similar software transactions. For such transactions, Morgan Stanley noted the multiple of aggregate value of the transaction to (i) the estimated next twelve (12) months’ (which we refer to as “NTM”) revenue, and (ii) the NTM EBITDA, each based on publicly available information at the time of announcement of each such transaction.

The following is a list of the selected software transactions reviewed, together with the applicable multiples:
Selected Software Transactions (Target/Acquiror)	AV / NTM Revenue	AV / NTM EBITDA
Athenahealth, Inc. / Veritas Capital and Evergreen Coast Capital	3.9x	14.1x
AVG Technologies N.V. / Avast Software	3.3x	9.0x
Barracuda Networks, Inc. / Thoma Bravo, L.P.	3.8x	19.6x
CA Technologies / Broadcom Inc.	4.3x	10.8x
Callidus Software Inc. / SAP SE	8.3x	52.0x
Carbon Black, Inc. / VMware, Inc.	8.0x	N.M.
Carbonite, Inc. / Open Text Corp.	2.7x	9.9x
Cision Ltd. / Platinum Equity, LLC	3.5x	9.9x
Cloudera, Inc. / Clayton, Dubilier & Rice LLC and KKR & Co.	5.3x	20.1x
Ellie Mae Inc. / Thoma Bravo, L.P.	6.8x	24.5x
Endurance International Group Holdings, Inc. / Clearlake Capital Group LP	2.7x	9.9x
Forescout Technologies / Advent International Corporation and Crosspoint Capital Partners LP	4.9x	N.M.
Gigamon Inc. / Elliot Management Corporation	3.7x	17.1x
Imperva, Inc. / Thoma Bravo, L.P.	4.7x	41.1x
Infoblox Inc. / Vista Equity Partners, LLC	3.6x	26.2x
LifeLock, Inc. / NortonLifeLock Inc. (formerly known as Symantec Corporation)	3.2x	23.9x
LogMeIn, Inc. / Francisco Partners and Evergreen Coast Capital (Elliott Management Corp.)	3.4x	10.6x
Proofpoint, Inc. / Thoma Bravo, L.P.	9.3x	52.0x
RealPage, Inc. / Thoma Bravo, L.P.	8.2x	29.2x
Red Hat, Inc. / International Business Machines Corporation	9.4x	35.0x
Sophos Group plc / Thoma Bravo, L.P.	5.1x	31.3x
Talend S.A. / Thoma Bravo, L.P.	7.3x	N.M.
Based on its analysis of the relevant metrics and time frame for each of the transactions listed above and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of the aggregate value to the (i) estimated NTM revenue multiples of the transactions and (ii) estimated NTM EBITDA multiples of the transactions, and applied these ranges of multiples to the estimated calendar year 2021 NTM revenue and NTM EBITDA, respectively, based on the Street Case. The following table summarizes Morgan Stanley’s analysis:
Precedent Multiples (Street Case)	Representative Ranges	Implied Value Per Share ($)
Aggregate Value to Estimated NTM Revenue	4.0x – 7.0x	66.31 – 110.53
Aggregate Value to Estimated NTM EBITDA	12.0x – 30.0x	25.85 – 54.30
No company or transaction utilized in the precedent transactions analysis is identical to QAD or the Merger. In evaluating the precedent transactions, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond QAD’s control. These include, among other things, the impact of competition on QAD’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of QAD and the industry, and in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and fully diluted equity value of the transactions to which they are being compared. The fact that points in the range of implied present value per share of QAD derived from the valuation of precedent transactions were less than or greater than the Merger Consideration is not necessarily dispositive in connection with Morgan Stanley’s analysis of the consideration for the Merger, but is one of many factors Morgan Stanley considered.
Other Information
Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analysis with respect to its opinion, but which were noted as reference data for the Special Committee, including the following information described under the sections of this proxy statement captioned “— Illustrative Precedent Premiums,” “— Historical Trading Ranges” and “— Equity Research Analysts’ Future Price Targets.”
Illustrative Precedent Premiums
Morgan Stanley performed an illustrative precedent premiums analysis by reviewing the same sets of comparable transactions as under the Precedent Transactions Multiples Analysis. For these transactions, Morgan Stanley noted the distributions of the following financial statistics, where available: (1) the implied premium to the acquired company’s closing share price on the last trading day prior to announcement (or the last trading day prior to the share price being affected by acquisition rumors or similar merger-related news); (2) the implied premium to the acquired company’s thirty (30)-trading-day average closing share price prior to announcement (or the last thirty (30)-trading-day average closing share price prior to the share price being affected by acquisition rumors or similar Merger-related news); and (3) the implied premium to the acquired company’s fifty two (52)-week high closing share price prior to announcement.
Based on its analysis of the premia for such transactions and based upon the application of its professional judgment and experience, Morgan Stanley selected a representative range of premia and applied such range to QAD’s closing share price of Class A Common Stock on June 25, 2021 (the last full trading day prior to the meeting of the QAD Board (other than Ms. Lopker, who recused herself) to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger).
The following table summarizes such calculation:
Premia	Representative Ranges	Implied Value Per share of Class A Common Stock ($)
Premia to 1-Day Unaffected Share Price	20% – 40%	87.48 – 102.06
Premia to 30-Day Unaffected Average Share Price	20% – 40%	86.54 – 100.97
Premia to 52-Week High Unaffected Share Price	(15)% – 18%	66.80 – 93.10
Historical Trading Ranges
Morgan Stanley noted certain trading ranges with respect to the historical share prices of Class A Common Stock. Morgan Stanley reviewed a range of closing prices of the Class A Common Stock for various periods ending on June 25, 2021 (the last full trading day prior to the meeting of the QAD Board (other than Ms. Lopker, who recused herself) to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger). Morgan Stanley observed the following:
Periods Ended June 25, 2021	Range of Trading Prices Per share of Class A Common Stock ($)
Last 30 Days	63.86 – 79.00
Last 90 Days	59.98 – 79.00
Last 365 Days	38.98 – 79.00
Equity Research Analysts’ Future Price Targets
Morgan Stanley noted certain future public market trading price targets for Class A Common Stock prepared and published by equity research analysts prior to June 25, 2021 (the last full trading day prior to the meeting of the QAD Board (other than Ms. Lopker, who recused herself) to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger). These targets reflected each analyst’s estimate of the future public market trading price of Class A Common Stock. The range of undiscounted analyst price targets for the Class A Common Stock was $75.00 to $82.00 per share as of May 26, 2021 to May 27, 2021. Morgan Stanley discounted the range of analyst price targets per share of Class A Common Stock by one (1) year at a rate of 8.1%, which discount rate was selected by Morgan Stanley, upon the application of its professional judgment and experience, to reflect QAD’s cost of equity. This analysis indicated an implied range of fully diluted equity values for shares of Class A Common Stock of $69.38 to $75.85 per share, as discounted by one (1) year based on undiscounted analyst price targets, as of June 25, 2021 (the last full trading day prior to the meeting of the QAD Board (other than Ms. Lopker, who recused herself) to approve and adopt the Merger Agreement, declare the advisability of the Merger Agreement and approve the transactions contemplated thereby, including the Merger).
The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the Shares, and these estimates are subject to uncertainties, including the future financial performance of QAD and future financial market conditions.
Preliminary Presentations by Morgan Stanley
In addition to its June 27, 2021 opinion and presentation to the Special Committee and the underlying financial analyses performed in relation thereto, Morgan Stanley also delivered preliminary presentation materials to the Special Committee on June 25, 2021 (the “Preliminary Presentation Materials”). The preliminary financial considerations and other information in the Preliminary Presentation Materials were based on information and data that was available as of the date of such presentation. The Preliminary Presentation Materials delivered at the QAD Board meeting on June 25, 2021 substantively reflected the analyses described above under “— Summary of Financial Analyses.” A copy of such Preliminary Presentation Materials has been filed as an exhibit to the Schedule 13E-3 filed with the SEC in connection with the Merger, will be made available for inspection and copying at the principal executive offices of QAD during its regular business hours by any interested holder of Shares, and may be obtained by requesting it in writing from QAD at the address described in the section titled “Where You Can Find More Information.”
The Preliminary Presentation Materials were for discussion purposes only and did not present any findings or make any recommendations or constitute an opinion of Morgan Stanley with respect to the fairness of the Merger Consideration or otherwise. The financial analyses performed by Morgan Stanley in relation to its opinion dated June 27, 2021, as described above under “— Summary of Financial Analyses,” superseded all analyses and information presented in the Preliminary Presentation Materials.
General
In connection with the review of the Merger by the Special Committee, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of QAD.
In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond QAD’s control. These include, among other things, the impact of competition on QAD’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of QAD and the industry, and in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the Merger Consideration to be received by the Company’s stockholders (other than the holders of the Excluded Shares) in the aggregate pursuant to the Merger Agreement and in connection with the delivery of its opinion dated as of June 27, 2021 to the Special Committee. These analyses do not purport to be appraisals or to reflect the prices at which Shares might actually trade.
The Merger Consideration to be received by the Company’s stockholders (other than the holders of the Excluded Shares) in the aggregate pursuant to the Merger Agreement was determined through arm’s-length negotiations between QAD and Parent and was approved by the Special Committee. Morgan Stanley provided advice to the Special Committee during these negotiations but did not, however, recommend any specific consideration to QAD or the Special Committee, nor did Morgan Stanley opine that any specific consideration constituted the only appropriate consideration for the Merger. Morgan Stanley’s opinion did not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Morgan Stanley’s opinion was not intended to, and does not, constitute an opinion or a recommendation as to how the Company’s stockholders should vote at the Special Meeting.
Morgan Stanley’s opinion and its presentation to the Special Committee was one of many factors taken into consideration by the Special Committee to recommend that the QAD Board approve and adopt the Merger Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Special Committee with respect to the consideration pursuant to the Merger Agreement or of whether the Special Committee would have been willing to agree to a different consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.
The Special Committee selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation, its knowledge of and involvement in recent transactions in QAD’s industry, and its knowledge of QAD’s business and affairs. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of their customers, in debt or equity securities or loans of QAD, Parent, TB UGP and their respective affiliates, or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument.
Under the terms of its engagement letter, Morgan Stanley provided the Special Committee financial advisory services and an opinion, described in this section and attached to this proxy statement as Annex D, in connection with the Merger, and QAD has agreed to pay Morgan Stanley a fee of approximately $27 million for its services, $3 million of which has been paid following delivery of the opinion described in this section and attached to this proxy statement as Annex D and the remainder of which is contingent upon the consummation of the Merger. QAD has also agreed to reimburse Morgan Stanley for its expenses, including fees of outside counsel and other professional advisors, incurred in connection with its engagement. In addition, QAD has agreed to indemnify Morgan Stanley and its affiliates, its and their respective officers, directors, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses related to, arising out of or in connection with Morgan Stanley’s engagement, including certain liabilities under the federal securities laws.
In the two (2) years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates have provided financial advisory and financing services for TB UGP and certain of its affiliates and their affiliated funds’ respective portfolio companies (collectively, the “Thoma Bravo Related Entities”), and have received aggregate fees of approximately $25 to $35 million in connection with such services. Neither

Morgan Stanley nor any of its affiliates have been engaged in any financial advisory or financing assignments for QAD, and have received any fees for such services from QAD during the two (2) years prior to the date of Morgan Stanley’s opinion. Morgan Stanley may also seek to provide financial advisory and financing services to QAD, Parent, TB UGP and Thoma Bravo Related Entities and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Position of the Parent Entities as to the Fairness of the Merger
Under a possible interpretation of the SEC rules governing “going private” transactions, the Parent Entities may be deemed to be affiliates of the Company and engaged in a “going private” transaction and, therefore, may be required to express their beliefs as to the fairness of the Merger to the Company’s Unaffiliated Stockholders. The Parent Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Parent Entities as to the fairness of the Merger should not be construed as a recommendation to any Company stockholder as to how that stockholder should vote on the proposal to adopt the Merger Agreement. The Parent Entities have interests in the Merger that are different from, and in addition to, those of the other stockholders of the Company.
The Parent Entities did not participate in the deliberations of the Special Committee or the QAD Board (other than Ms. Lopker, who recused herself) regarding, nor receive advice from the respective legal or other advisors of the Special Committee or the QAD Board (other than Ms. Lopker, who recused herself) as to, the fairness of the Merger. The Parent Entities have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Merger to the Company’s Unaffiliated Stockholders. Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the QAD Board (other than Ms. Lopker, who recused herself) and the Special Committee discussed in “— Purpose and Reasons of the Company for the Merger; Recommendation of the QAD Board and the Special Committee; Fairness of the Merger” (which analysis and resulting conclusions the Parent Entities adopt), the Parent Entities believe that the Merger is substantively fair to the Company’s Unaffiliated Stockholders. In particular, the Parent Entities considered the following:
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the fact that no member of the Company’s senior management other than Ms. Lopker, Mr. Chilton and Mr. Lender has a substantial financial interest in the Merger that is different from, or in addition to, the interests of the Company’s Unaffiliated Stockholders generally, although the Merger Agreement does include customary provisions for indemnity and the continuation of liability insurance for the Company’s officers and directors;

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the fact that the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders;

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the fact that the Merger Consideration is all cash, thus allowing stockholders (other than the Lopker Entities) to immediately realize a certain and fair value for their Shares, which value represents a significant premium over the closing price of the Shares on the last trading day before the Company publicly announced the Merger;

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the fact that the Merger will provide liquidity for the Company’s Unaffiliated Stockholders without the delays that would otherwise be necessary in order to liquidate the positions of larger holders, and without incurring brokerage and other costs typically associated with market sales; and

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the fact that there are no unusual requirements or conditions to the Merger and that the Merger is not conditioned on any financing being obtained by Parent, increasing the likelihood that the Merger will be consummated and that the consideration to be paid to the Company’s Unaffiliated Stockholders in the Merger will be received.

The Parent Entities further believe that the Merger is procedurally fair to the Company’s Unaffiliated Stockholders based upon, among other things, the following factors:
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the fact that the Special Committee, consisting solely of directors who are not officers or employees of the Company and who are not affiliated with the Parent Entities or the Lopker Entities, and who have no financial interest in the Merger different from, or in addition to, the Company’s Unaffiliated Stockholders generally (other than as described in “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger”), was given exclusive authority to, among other things, review, evaluate and negotiate the terms of the Merger, to determine the advisability of the Merger, to decide not to engage in the Merger, and to consider alternatives to the Merger;
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the fact that the Special Committee was formed at the outset of Company’s consideration of a potential transaction and prior to any consideration of the Merger Agreement and the transactions contemplated thereby, including the Merger;

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the fact that the Special Committee was fully informed about the extent to which the interests of the Lopker Entities in the Merger differed from those of the Company’s Unaffiliated Stockholders;

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the fact that the Special Committee conducted an extensive process, including frequent and extensive deliberations and negotiations, and retained and was advised by independent, nationally recognized financial and legal advisors;

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the fact that the QAD Board was not permitted to recommend any potential transaction or any alternative thereto for approval by the Company’s stockholders or otherwise approve any proposed transaction or any alternative thereto without a prior favorable recommendation of such proposed transaction or alternative thereto by the Special Committee;

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the fact that the Special Committee was deliberate in its process and ran a thorough, open and competitive process and evaluated various alternatives;

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that the Special Committee had no obligation to recommend any transaction, including a transaction with Parent, and that the Special Committee had the authority to reject any proposals made by Parent or any other person;

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the fact that representatives of the Company contacted a large number of potential financial and strategic acquirors in the sale process;

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the fact that the Merger Consideration was the result of the Special Committee’s extensive arm’s-length negotiations with Parent;

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the fact that the closing of the Merger is conditioned on the approval and adoption of the Merger Agreement by the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company;

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the Company’s ability, under certain circumstances as set out in the Merger Agreement, to provide information to, or participate in discussions or negotiations with, third parties regarding other proposals;

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the Company’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement related to a Company Superior Proposal, subject to paying Parent a Company Termination Fee of  $59,000,000 in cash, subject to and in accordance with the terms and conditions of the Merger Agreement; and

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the availability of appraisal rights to the Company’s stockholders (other than the Lopker Entities) who comply with all of the required procedures under Delaware law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their Shares.

The Parent Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Merger, including:
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that the stockholders of the Company (other than the Lopker Entities) will not participate in any future earnings or growth of the Company’s business and will not benefit from any potential sale to a third party in the future, or from any appreciation in the Company’s value;

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the risk that the Merger might not be completed in a timely manner or at all;

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that Parent and Merger Sub are newly formed corporations with essentially no assets other than the equity and funding commitments of TB Fund XIV;

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the restrictions on the conduct of the Company’s business prior to the completion of the Merger, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the Merger;

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the potential negative effect that the pendency of the Merger, or a failure to complete the Merger, could have on the Company’s business and relationships with its employees, vendors and customers;

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that the Company and its subsidiaries are restricted from soliciting, initiating, or encouraging the submission of alternative acquisition proposals from third parties or the making of any inquiry, proposal or offer that would reasonably be expected to lead to an alternative acquisition proposal;

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the possibility that the amounts that may be payable by the Company upon the termination of the Merger Agreement, including payment to Parent of a Company Termination Fee of $59,000,000 in cash, and the processes required to terminate the Merger Agreement, including the opportunity for Parent to make revisions to its Merger proposal, could discourage other potential acquirors from making a competing bid to acquire the Company; and

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the fact that an all cash transaction would be taxable to the Company’s stockholders (other than the Lopker Entities with respect to their Rollover Shares) that are U.S. holders for U.S. federal income tax purposes.

The Parent Entities did not consider the liquidation value of the Company because they considered the Company to be a viable, going concern that will continue to operate its business following the Merger. Therefore, the Parent Entities did not consider liquidation value to be a relevant methodology. The Parent Entities did not seek to determine a pre-Merger going concern value for the Shares to determine the fairness of the Merger Consideration to the Company’s Unaffiliated Stockholders because, following the Merger, the Company will have a significantly different capital structure. The Parent Entities note that the Merger Consideration of $87.50 in cash per Share is higher than the net book value of the Company per Share of $6.43 as of April 30, 2021. However, to the extent the pre-Merger going concern value was reflected in the pre-announcement per Share price of the Shares, the per Share Merger Consideration of $87.50 represented a premium to the going concern value of the Company. The Parent Entities were not aware of any firm offer for a merger, sale of all or a substantial part of the Company’s assets, or a purchase of a controlling amount of the Company securities having been received by the Company from anyone other than a filing person in the two (2) years preceding the signing of the Merger Agreement.
The foregoing discussion of the information and factors considered and given weight by the Parent Entities in connection with the fairness of the Merger is not intended to be exhaustive but is believed to include all material factors considered by them. The Parent Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Merger. Rather, the Parent Entities reached their position as to the fairness of the Merger after considering all of the foregoing as a whole. The Parent Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Merger to the Company’s Unaffiliated Stockholders. This position should not, however, be construed as a recommendation to any Company stockholder to approve the Merger Agreement. The Parent Entities make no recommendation as to how stockholders of the Company should vote their Shares relating to the Merger.
None of the Parent Entities participated in the deliberations of the Special Committee or the QAD Board (other than Ms. Lopker, who recused herself) regarding, nor received advice from the respective legal or other advisors of the Special Committee or the QAD Board (other than Ms. Lopker, who recused herself) as to, the fairness of the Merger to the Company’s Unaffiliated Stockholders. Based on the Parent Entities’ knowledge and analysis of available information regarding the Company, as well as discussions with members of the Company’s senior management regarding the Company and its business and the factors considered by, and findings of, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) and discussed in this proxy statement in the section entitled “— Purpose and Reasons of the Company for the Merger; Recommendation of the QAD Board and the Special Committee; Fairness of the Merger,” the Parent Entities believe that the Merger is fair to the Company’s Unaffiliated Stockholders.

The Parent Entities believe that these factors provide a reasonable basis for their belief that the Merger is fair to the Company’s Unaffiliated Stockholders. This belief should not, however, be construed as a recommendation to any of the Company stockholders to approve the Merger Agreement. The Parent Entities do not make any recommendation as to how stockholders of the Company should vote their Shares relating to the Merger. Parent and Merger Sub attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the stockholders of the Company, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to such stockholders. None of the Parent Entities believes that it has or had any fiduciary duty to the Company or its stockholders, including with respect to the Merger and its terms.
Purpose and Reasons of the Parent Entities for the Merger
Under a possible interpretation of the SEC rules governing “going-private” transactions, each of the Parent Entities may be deemed to be affiliates of the Company and, therefore, required to express their reasons for the Merger to the Company’s Unaffiliated Stockholders, as defined in Rule 13e-3 of the Exchange Act. The Parent Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. For the Parent Entities, the primary purpose of the Merger is to allow Parent to own equity interests in the Company and to bear the rewards and risks of such ownership after the Merger is completed and the Shares cease to be publicly traded. The Parent Entities believe that structuring the transaction in such manner is preferable to other transaction structures because it (i) will enable Parent to acquire all of the Shares at the same time, (ii) will allow the Company to cease to be a publicly registered and reporting company, and (iii) represents an opportunity for the Company’s Unaffiliated Stockholders (other than the holders of the Excluded Shares) to receive the Merger Consideration of $87.50 per Share in cash, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement. The Parent Entities did not consider any other alternative transaction structures or other alternative means to accomplish the foregoing purposes.
Position of the Lopker Entities as to the Fairness of the Merger
Under the SEC rules governing “going-private” transactions, Pamela M. Lopker and the other Lopker Entities may be deemed to be affiliates of the Company and, therefore, required to express their beliefs as to the fairness of the proposed Merger to the Unaffiliated Stockholders of the Company. The Merger is the Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. As described below, the Lopker Entities believe that the Merger is fair to the Company’s Unaffiliated Stockholders on the basis of the factors described under “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the QAD Board and the Special Committee; Fairness of the Merger”; “Special Factors — Position of the Parent Entities as to the Fairness of the Merger.” Ms. Lopker did not participate in the deliberations of the Special Committee or the QAD Board regarding the Merger, and did not receive advice from the legal or other advisors of the Company or the Special Committee as to the fairness of the Merger. As disclosed under “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger,” the Lopker Entities have interests in the Merger both the same as those of the Unaffiliated Stockholders of the Company by virtue of the expected receipt of the per Share Merger Consideration for a portion of the Lopker Entities’ equity interests in the Company upon completion of the Merger, and not identical to those of the Unaffiliated Stockholders of the Company by virtue of the Lopker Entities’ ability to rollover a portion of their ownership stake in the Company (such rollover being valued with the same per Share valuation of the Company’s Shares used to determine the Merger Consideration) in exchange for a continuing ownership stake in Parent and a right for Ms. Lopker to serve as one of its directors.
The Unaffiliated Stockholders of the Company were represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement on their behalf, with the assistance of the Special Committee’s independent legal and financial advisors. Although Ms. Lopker engaged Moelis & Company LLC as her financial advisor in connection with the Merger, Moelis has not performed any valuation or other analysis for the purpose of assessing the fairness of the Merger to the Company’s Unaffiliated Stockholders. The Merger was approved by the directors of the QAD Board (other than Ms. Lopker, who recused herself). Based on the knowledge and analysis of the Lopker Entities of available information regarding the Company, as well as discussions with the Company’s management regarding the Company and its business and the factors considered by, and the analysis and resulting conclusions of, the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself), the Lopker Entities believe that the Merger is substantively and procedurally fair to the Unaffiliated Stockholders of the Company based upon substantially the same factors considered by the Parent Entities with respect to the substantive and procedural fairness of the proposed Merger to such Unaffiliated Stockholders. See “Special Factors — Position of the Parent Entities as to the Fairness of the Merger” The Lopker Entities agree with the analyses, determinations and conclusions described under “Special Factors — Position of the Parent Entities as to the Fairness of the Merger,” and “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the QAD Board and the Special Committee; Fairness of the Merger.”
While Ms. Lopker is an officer and director of the Company, because of the interests described under the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger,” she did not serve on the Special Committee or participate in the Special Committee’s evaluation of the Merger Agreement and the transactions contemplated thereby, including the Merger, and she recused herself from and did not participate in, or vote in connection with, the QAD Board’s evaluation or approval of the Merger Agreement and the transactions contemplated thereby, including the Merger. For these reasons, the Lopker Entities do not believe that their interests in the Merger influenced the decisions or recommendations of the Special Committee or the QAD Board with respect to the Merger Agreement or the Merger.
In their consideration of the fairness of the proposed Merger, the Lopker Entities did not find it practicable to, and did not: (i) appraise the assets of the Company to determine the liquidation value for the Company’s Unaffiliated Stockholders, (ii) consider the net book value as a basis to evaluate per Share consideration, (iii) consider that liquidation sales generally result in proceeds substantially less than sales of a going concern, (iv) consider the impracticability of determining a liquidation value given the significant execution risk involved in any breakup, or (v) consider the Company’s viability as a going concern. The Lopker Entities did consider the benefits for the Company’s continued operation of its business following the Merger, as described below in “— Special Factors; Purposes and Reasons of the Lopker Entities for the Merger.” The Lopker Entities did not consider net book value, which is an accounting concept, for purposes of determining the fairness of the per Share Merger Consideration to the Company’s Unaffiliated Stockholders because, in their view, it does not reflect, or have any meaningful impact on, either the market trading prices of Shares or the Company’s value as a going concern. Ms. Lopker is not aware of any firm offer for a Merger, sale of all or a substantial part of the Company’s assets, or a purchase of a controlling amount of the Company securities having been received by the Company from anyone other than a filing person in the two years preceding the signing of the Merger Agreement.
The foregoing discussion of the information and factors considered and given weight by the Lopker Entities in connection with the fairness of the Merger Agreement and transactions contemplated thereby, including the Merger is not intended to be exhaustive but is believed to include all material factors considered by the Lopker Entities. The Lopker Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their position as to the fairness of the Merger Agreement and transactions contemplated thereby, including the Merger. Rather, the Lopker Entities made the fairness determinations after considering all of the foregoing as a whole. The Lopker Entities believe these factors provide a reasonable basis upon which to form the belief that the Merger is fair to the Company’s Unaffiliated Stockholders. This belief should not, however, be construed as a recommendation to any Company stockholder to adopt the Merger Agreement. The Lopker Entities do not make any recommendation as to how stockholders of the Company should vote their Shares relating to the Merger.
Purpose and Reasons of the Lopker Entities for the Merger
Under the SEC rules governing “going private” transactions, Ms. Lopker and the other Lopker Entities may be deemed to be affiliates of the Company, and, therefore, required to express their purposes and reasons for the Merger to the Unaffiliated Stockholders of the Company. The Lopker Entities are making the statements in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the Lopker Entities do not make any recommendations as to how stockholders of the Company should vote their Shares relating to the Merger.

Ms. Lopker founded the Company in 1979 and served as an employee, executive officer, director and significant stockholder of the Company for more than 40 years. When approached by members of the QAD Board about the possibility of the Company pursuing a potential sale of the Company, Ms. Lopker considered favorable current market conditions, and concluded that her facilitating a take-private transaction that would provide fair value to all of the Company’s stockholders could be attractive. Ms. Lopker expressed to members of the QAD Board her willingness to pursue a process, her openness to consider any type of transaction, and her preference for retaining an ongoing stake in the Company. Ms. Lopker ultimately was interested in selling only a portion of the Lopker Entities’ Shares and informed the Special Committee and its advisors of the Lopker Entities’ desire to rollover a portion of Lopker Entities’ Shares as part of proposed transactions. Moreover, Ms. Lopker indicated that she was interested in continuing to have a role in the Company following closing of a potential transaction if one were to occur, and that she was open to discussions about such role.
The Lopker Entities believe that it is in the best interests of the Company’s stockholders to effect a liquidity transaction while market conditions remain favorable, as well as in the best interests of the Company to operate as a privately held entity. The Lopker Entities believe that, as a privately held entity, the Company will have greater operational flexibility to pursue alternatives than it would have as a public company, and management will be able to concentrate on long-term growth, reducing the focus on the quarter-to-quarter performance often emphasized by the public equity market’s valuation of the Shares. Although the Lopker Entities believe that there will be significant opportunities associated with their contribution to Ultimate Parent of the Rollover Shares, the Lopker Entities recognize that there are also substantial risks (including the risks and uncertainties relating to the prospects of the Company) and that such opportunities may not ever be fully realized.
If the Merger is completed, the Company will become a wholly owned subsidiary of Parent, and the Shares will cease to be publicly traded. For the Lopker Entities, the purpose of the Merger is to effectuate the transactions contemplated by the Merger Agreement and the separate Contribution and Exchange Agreement, which will allow the Lopker Entities to realize the value of a portion of their Shares by receiving $87.50 per Share in cash for a portion of their investment in the Company and own equity interests of Parent and to bear the rewards and risks of such ownership after the Merger is completed and the Shares ceases to be publicly traded. The Lopker Entities believe that structuring the transaction in such manner is preferable to other alternative transaction structures because (i) it will enable Parent to acquire all of the outstanding Shares of the Company at the same time, (ii) it represents an opportunity for the Company’s Unaffiliated Stockholders to immediately realize the value of their investment in the Company and for the Lopker Entities to immediately realize the value of a significant portion of their investment in the Company at a price of $87.50 per Share in cash, without interest, less any applicable withholding taxes, in accordance with and subject to the terms and conditions set forth in the Merger Agreement and (iii) it allows the Lopker Entities to continue to own indirect equity interests in the Company after the Merger and to bear the rewards and risks of such ownership after the Merger. The Lopker Entities did not consider any other alternative transaction structures or other alternative means to accomplish the purposes set forth above because no other alternatives would enable them to achieve the same objectives.
Plans for the Company After the Merger
Following completion of the Merger, Merger Sub will have been merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Shares of the Company are currently listed on the Nasdaq and registered under the Exchange Act. Following completion of the Merger, there will be no further market for the Shares and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company’s securities will be delisted from the Nasdaq and deregistered under the Exchange Act.
The Parent Entities currently anticipate that the Company’s operations initially will be conducted following completion of the Merger substantially as they are currently being conducted (except that the Company will cease to be a public company and will instead be a wholly owned subsidiary of Parent). The Parent Entities are currently conducting a review of the Company and its business and operations with a view towards determining how to redirect the Company’s operations to improve the Company’s long-term earnings potential as a private company (including by reducing the Company’s costs and expenses following the Merger) and expect to complete such review following completion of the Merger. Further, following completion of the Merger, the Parent Entities will continue to assess the Company’s assets, corporate and capital structure, capitalization, operations, business, properties and personnel to determine what additional changes, if any, would be desirable following the Merger to enhance the business and operations of the Company. In addition, Parent may seek to buy or combine the Company with target companies that provide earnings and growth synergies; however, no such contracts, arrangements, plans, proposals, commitments or understanding currently exist. Although presently there are no such contracts, arrangements, plans, proposals, commitments or understandings regarding any such transactions, the Parent Entities and certain of their affiliates may seek, from and after the Effective Time, to acquire target companies or assets that operate in the Company’s industry.
From and after the Effective Time of the Merger, (a) the directors of Merger Sub will become and constitute the only directors of the Surviving Corporation, and such directors will serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the organizational documents of the Surviving Corporation, and (b) the officers of the Company will constitute the only officers of the Surviving Corporation, and such officers will serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the organizational documents of the Surviving Corporation.
Certain Effects of the Merger
If the Merger Agreement is approved and adopted by the requisite votes of the Company’s stockholders and all other conditions to the Closing of the Merger are either satisfied or waived, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent and the following will occur.
Treatment of the Shares
At the Effective Time of the Merger, each Share outstanding immediately prior to the Effective Time of the Merger (other than the Excluded Shares) will be converted into the right to receive the Merger Consideration, without interest, less any applicable withholding taxes, in accordance with and subject to the terms and conditions set forth in the Merger Agreement, whereupon all such Shares will cease to be outstanding and shall cease to exist, and the holders of such Shares will cease to have any rights with respect thereto, other than the right to receive the Merger Consideration and the right to receive dividends and other distributions, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement.
Treatment of Equity Compensation Awards
Vested Company SARs. At the Effective Time of the Merger, each Vested Company SAR, will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Shares subject to such Vested Company SAR multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per Share base price of such Vested Company SAR, subject to any required withholding of taxes. Amounts payable in respect of the cancelled Vested Company SARs will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger).
Unvested Company SARs.   At the Effective Time of the Merger, each outstanding Unvested Company SAR will be cancelled and replaced with a right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of Shares subject to such Unvested Company SAR multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per Share base price of such Unvested Company SAR, and such amount will be payable in accordance with such Unvested Company SAR’s vesting terms, subject to any required withholding of taxes.
Vested Company RSUs and Vested Company PSUs.   At the Effective Time of the Merger, each (i) Vested Company RSU and (ii) Vested Company PSU will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Shares subject to the Vested Company RSU and/or Vested Company PSU (with Company PSUs granted in 2019 earned based on actual performance achieved through the Effective Time and Company PSUs granted in 2021 deemed earned at 100% of target level of performance), multiplied by (B) the Merger Consideration, subject to any required withholding of taxes. Amounts payable in respect of the cancelled Vested Company RSUs and cancelled Vested Company PSUs will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger).
Unvested Company RSUs and Unvested Company PSUs.   At the Effective Time of the Merger, each tranche of Unvested Company RSUs and Unvested Company PSUs will be cancelled and replaced with a right to receive an amount in cash, without interest, equal to (A) the amount of the Merger Consideration multiplied by (B) the aggregate number of Shares subject to such Unvested Company RSUs and Unvested Company PSUs immediately prior to the Effective Time of the Merger (with Company PSUs granted in 2019 earned based on actual performance achieved through the Effective Time of the Merger and Company PSUs granted in 2021 deemed earned at 100% of target level of performance) (the “Cash Replacement Company RSU/PSU Amounts”).
For each tranche of cancelled Unvested Company RSUs and Unvested Company PSUs, except as otherwise provided by the terms of the Merger Agreement, 50% of the Cash Replacement Company RSU/PSU Amounts, subject to any required withholding of taxes, will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger). Except as otherwise provided by the terms of the Merger Agreement, the remaining 50% of the Cash Replacement Company RSU/PSU Amounts for each tranche of cancelled Unvested Company RSUs and Unvested Company PSUs will vest, subject to the holder’s continued service with Parent and its affiliates (including the surviving Company and its subsidiaries) through the applicable vesting dates, subject to any required withholding of taxes, at the same time as the Unvested Company RSU and Unvested Company PSUs for which such Cash Replacement Company RSU/PSU Amount were exchanged, would have vested pursuant to their terms or upon an earlier qualifying termination of employment by the Company without cause or a resignation by the holder for good reason (as described in the Merger Agreement).
Benefits of the Merger for the Company’s Unaffiliated Stockholders
The primary benefit of the Merger to the Unaffiliated Stockholders (other than the holders of the Excluded Shares) will be their right to receive the Merger Consideration of $87.50 per Share in cash, without interest, less any applicable withholding taxes, in accordance with and subject to the terms and conditions set forth in the Merger Agreement, representing a premium of (i) 20.0% over the closing price of the shares of Class A Common Stock and 82.3% over the closing price of the shares of Class B Common Stock on June 25, 2021, the last trading day before the Company publicly announced the Merger. Additionally, such security holders will avoid the risk after the Merger of any possible decrease in our future earnings, growth or value.
Detriments of the Merger to the Company’s Unaffiliated Stockholders
The primary detriments of the Merger to our Unaffiliated Stockholders include the lack of an interest of such security holders in the potential future earnings, growth, or value realized by the Company after the Merger.
Certain Effects of the Merger for Thoma Bravo
Following the Merger, all of the equity interests in the Company will be beneficially owned, indirectly through Parent, by the Parent Entities, the Lopker Entities and their affiliates. If the Merger is completed, the Parent Entities and their other equity investors will be the sole beneficiaries of our future earnings and growth, if any, and they will be the only ones entitled to vote on corporate matters affecting the Company following the Merger.
Certain Effects on the Company if the Merger is Not Completed
If the Merger Agreement Proposal is not approved by the Company’s stockholders or if the Merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their Shares in connection with the Merger. Instead, unless the Company is sold to a third party, the Company will remain an independent public company, and the Shares will continue to be listed and traded on the Nasdaq, so long as the Company continues to meet the applicable listing requirements. In addition, if the Merger is not completed, the Company expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that the Company’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject. There is no assurance as to the effect of these risks and opportunities on the future value of your Shares, including the risk that the market price of Shares may decline to the extent that the current market price of Shares reflects a market assumption that the Merger will be completed.
Under certain circumstances, if the Merger is not completed, the Company would be required to pay Parent a Company Termination Fee of $59,000,000 in cash, or Parent would be required to pay the Company a Parent Termination Fee of $127,000,000. See “The Merger Agreement — Termination Fees.”
Certain Unaudited Prospective Financial Information
Except for annual and quarterly guidance, the Company does not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other results due to the inherent uncertainty, unpredictability and subjectivity of the underlying assumptions, estimates and projections. In connection with its consideration of the Company’s stand-alone prospects and potential strategic transactions available to the Company, management of the Company prepared and provided to the Special Committee and Morgan Stanley financial forecasts (the “projections”). The Company’s management subsequently directed Morgan Stanley to use the projections in connection with rendering its fairness opinion to the Special Committee and performing its related financial analysis, as described above under the heading “— Opinion of Morgan Stanley & Co. LLC.” The summary of the projections is included in this proxy statement solely to give the Company’s stockholders access to certain financial projections that were made available to the Special Committee and Morgan Stanley. The summary of the projections may not be appropriate for other purposes and is not being included in this proxy statement to influence a Company stockholder’s decision whether to vote to adopt the Merger Agreement and approve the Merger.
The projections were prepared by our management for internal use. The projections were not prepared with a view toward public disclosure or with a view toward complying with GAAP (as detailed below), the published guidelines of the SEC regarding projections, the use of non-GAAP financial measures or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of the Company’s management, were prepared on a reasonable basis, reflected the best available estimates and judgments at the time of preparation and presented as of the time of preparation, to the best of the Company’s management’s knowledge and belief, the reasonable projections of the future financial performance of the Company.
Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.
The projections, while presented with numerical specificity, necessarily were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of the Company’s management. Because the projections cover multiple years, by their nature, they also become subject to greater uncertainty with each successive year. A number of important factors with respect to the Company’s business and the industry in which it participates may affect actual results and result in the projections not being achieved. For a description of some of these factors, the Company’s stockholders are urged to review the Company’s most recent SEC filings as well as the discussion entitled “Note Regarding Forward-Looking Statements” and other risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2021, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. In addition, the projections may be affected by the Company’s inability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information.

The inclusion of the projections in this proxy statement should not be regarded as an indication that the Company or any of its affiliates, advisors, officers, directors or representatives considered or considers the projections to be necessarily predictive of actual future events, and the projections should not be relied upon as such. Neither the Company nor any of its respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any of the Company’s stockholders or any other person regarding the ultimate performance of the Company compared to the information contained in the projections or can give any assurance that actual results will not differ materially from the projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. The Company does not intend to make publicly available any update or other revision to the projections, except as otherwise required by law.
The projections include non-GAAP financial measures, and they were presented because management believed they could be useful indicators of the Company’s projected future operating performance. The Company prepared the projections on a non-GAAP basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. As used herein, “GAAP” means generally accepted accounting principles.
All financial projections are forward looking statements. These and other forward looking statements are expressly qualified in their entirety by the risks and uncertainties identified above and the cautionary statements contained in the Company’s Annual Report on Form 10-K for the year ended January 31, 2021, and subsequent quarterly and current reports on Form 10-Q and 8-K. Please consider carefully the discussion entitled “Cautionary Statement Concerning Forward Looking Information” elsewhere in the proxy statement.
In light of the foregoing factors and the uncertainties inherent in the projections, the Company’s stockholders are cautioned not to place undue, if any, reliance on the projections.
The following is a summary of the projections (unaudited):
(Dollars in millions)	FY2022E(1)	FY2023E	FY2024E	FY2025E	FY2026E	FY2027E	FY2028E	FY2029E	FY2030E	FY2031E
Revenue	$336	$373	$421	$491	$584	$707	$824	$924	$997	$1,032
Adjusted EBITDA(2)	$37	$39	$53	$76	$109	$146	$173	$197	$216	$227

(1)
For the purposes of the financial analyses as described above under the heading “— Opinion of Morgan Stanley & Co. LLC,” fiscal year projections are treated as the prior calendar year projections (e.g., FY2022E (ended January) is equivalent to CY2021E (ended December)).

(2)
Adjusted EBITDA is a non-GAAP measure. Our calculation of Adjusted EBITDA may differ from other companies and excludes the following items: interest, income taxes, depreciation and amortization, restructuring, separation, transaction and integration-related cost and other non-recurring items. Adjusted EBITDA differs from Reported Adjusted EBITDA because Reported Adjusted EBITDA does not include expenses associated with stock-based compensation.

Interests of Executive Officers and Directors of the Company in the Merger
In considering the recommendations of the QAD Board (other than Ms. Lopker, who recused herself) with respect to the Merger, the Company’s stockholders should be aware that the executive officers and directors have certain interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Special Committee, consisting entirely of independent directors, and the QAD Board were aware of these interests and considered the interests described below, among other matters, in evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger and in making its recommendations.
Special Committee Fees
Each of the members of the Special Committee, consisting of directors who are not directly or indirectly affiliated with, and who are otherwise independent from, Ms. Lopker and who are not members of the Company’s management or otherwise interested in the Merger, will receive a fee of $20,000 per month for each month that the Special Committee is in effect, beginning in March 2021, in connection with their services to the Company with respect to the Merger (which fee is not conditioned on the consummation of the Merger). The fees to members of the Special Committee are expected to total between $500,000 and $600,000.
Payments to Executive Officers in Respect of Equity Awards
Upon the Effective Time of the Merger, each Company SAR, Company RSU and Company PSU will be converted into the right to receive cash payments based upon the Merger Consideration as described below. As of September 7, 2021, the Company’s executive officers hold 902,500 vested Company SARs, 47,500 unvested Company SARs, 199,374 Company RSUs, and 94,872 Company PSUs. For certain named executive officers, 50% of the previously granted, unvested, equity-based compensation for such named executive shall vest immediately upon a change in control.
Vested Company SARs.   At the Effective Time of the Merger, each Vested Company SAR, will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Shares subject to such Vested Company SAR multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per Share base price of such Vested Company SAR, subject to any required withholding of taxes. Amounts payable in respect of the cancelled Vested Company SARs will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger).
Unvested Company SARs.   At the Effective Time of the Merger, each outstanding Unvested Company SAR will be cancelled and replaced with a right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of Shares subject to such Unvested Company SAR multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per Share base price of such Unvested Company SAR, and such amount will be payable in accordance with such Unvested Company SAR’s vesting terms.
Vested Company RSUs and Vested Company PSUs.   At the Effective Time of the Merger, each (i) Vested Company RSU and (ii) Vested Company PSU will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Shares subject to the Vested Company RSU and/or Vested Company PSU (with Company PSUs granted in 2019 earned based on actual performance achieved through the Effective Time and Company PSUs granted in 2021 deemed earned at 100% of target level of performance), multiplied by (B) the Merger Consideration, subject to any required withholding of taxes. Amounts payable in respect of the cancelled Vested Company RSUs and cancelled Vested Company PSUs will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger). For purposes of clarity, 50% of the Company RSUs and Company PSUs held by each of Anton Chilton, Pamela M. Lopker and Daniel Lender that are outstanding as of immediately prior to the Effective Time of the Merger will vest in accordance with the terms of their respective CIC Agreement (as defined below) and will be treated as Vested Company RSUs and Vested Company PSUs and payable promptly following the Effective Time of the Merger.
Unvested Company RSUs and Unvested Company PSUs.   At the Effective Time of the Merger, each tranche of Unvested Company RSUs and Unvested Company PSUs will be cancelled and replaced with a right to receive an amount in cash, without interest, equal to (A) the amount of the Merger Consideration multiplied by (B) the aggregate number of Shares subject to such Unvested Company RSUs and Unvested Company PSUs immediately prior to the Effective Time of the Merger (with Company PSUs granted in 2019 earned based on actual performance achieved through the Effective Time of the Merger and Company PSUs granted in 2021 deemed earned at 100% of target level of performance) (the “Cash Replacement Company RSU/PSU Amounts”).
For each tranche of cancelled Unvested Company RSUs and Unvested Company PSUs, except as otherwise provided by the terms of the Merger Agreement, 50% of the Cash Replacement Company RSU/PSU Amounts, subject to any required withholding of taxes, will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger).

Except as otherwise provided by the terms of the Merger Agreement, the remaining 50% of the Cash Replacement Company RSU/PSU Amounts for each tranche of cancelled Unvested Company RSUs and Unvested Company PSUs will vest, subject to the holder’s continued service with Parent and its affiliates (including the surviving Company and its subsidiaries) through the applicable vesting dates, subject to any required withholding of taxes, at the same time as the Unvested Company RSU and Unvested Company PSUs for which such Cash Replacement Company RSU/PSU Amount were exchanged, would have vested pursuant to their terms or upon an earlier qualifying termination of employment by the Company without cause or a resignation by the holder for good reason (as described in the Merger Agreement).
For purposes of clarity and notwithstanding anything to the contrary in the immediately preceding paragraph, 50% of the Company RSUs and Company PSUs held by each of Mr. Chilton, Ms. Lopker and Mr. Lender that are outstanding as of immediately prior to the Effective Time of the Merger will be treated as Unvested Company RSUs and Unvested Company PSUs and will be converted into the Cash Replacement Company RSU/PSU Amounts as described above; however, such amounts will vest and be payable in accordance with the terms of their respective CIC Agreement (i.e., will be paid on the first anniversary of the Closing, or, the earlier of the regular vesting date applicable to such award and the date the named executive officer’s employment is terminated either by the Company without “cause” or a resignation by the named executive officer due to a “constructive termination” (in each case, as defined in the CIC Agreements)) and as provided by the terms of the Merger Agreement.
For an estimate of the amount payable to each of the Company’s named executive officers in respect of such unvested equity-based awards on the closing date of the Merger, assuming the closing date of the Merger was September 7, 2021 for these purposes, see “— Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation” below.
The table below also sets forth the total number of Shares and number of Shares subject to equity-based awards determined as described above and below, per individual, expected to be held on the closing date of the Merger, assuming (i) the closing date of the Merger was September 7, 2021 and (ii) the number of outstanding Shares and equity-based awards for each director and executive officer on the closing of the Merger were equal to the number of Shares and equity-based awards that were outstanding as of September 7, 2021, the latest practicable date to determine such amounts before the filing of this proxy statement (such numbers do not forecast any grants, any vesting, additional issuances, dividends, additional deferrals or forfeitures of equity-based awards following the date of this proxy statement). For purposes of these estimates, the number of Shares owned and Shares subject to Company RSUs and Company PSUs were multiplied by the per Share Merger Consideration of $87.50, and the number of Shares subject to Company SARs were multiplied by the difference between the per Share Merger Consideration of $87.50 and the applicable per Share base price.
Shares and Equity Awards held by Directors and Executive Officers
Name of Director and/or Executive Officer	Class A				Class B
	Shares Owned	Company SARs/ Outstanding	Company RSUs Outstanding	Company PSUs Outstanding(1)	Shares Owned	Company RSUs Outstanding	Total Payments
Scott J. Adelson	59,672	—	—	—	6,267	—	$5,769,663
Anton Chilton	23,054	—	94,750	35,376	5	—	$13,403,688
Kathleen M. Crusco	9,534	—	—	—	—	—	$834,225
Peter R. van Cuylenburg	37,595	—	—	—	—	—	$3,289,563
Pamela M. Lopker	5,440,353	860,000	57,750	35,376	2,562,775	90,000	$762,898,325
Lee. D. Roberts(2)	30,150	—	—	—	2,368	—	$2,845,325
Daniel Lender	122,594	—	39,062	20,100	8,045	—	$16,607,588
Kara L. Bellamy	8,100	—	7,812	4,020	1,862	—	$1,906,975

(1)
Number of Shares subject to outstanding Company PSUs is calculated as 0% of the target number of Shares for the third tranche of the 2019 Company PSU grants (based upon anticipated performance achievement in fiscal year 2022), 121.6% of the target number of Shares for the second tranche of the 2020 Company PSU grants (based upon actual performance achievement in fiscal year 2021) and 100% of the target number of Shares for 2021 Company PSU grants.

(2)
On June 21, 2021, as disclosed in a Form 8-K filed by the Company with the SEC on April 29, 2021, Mr. Roberts’s term on the QAD Board (and therefore Special Committee) ended pursuant to the term set forth in the bylaws of the Company, and he did not stand for reelection.

Change in Control Agreements; Change in Control Policy
The Company has previously (i) entered into change in control agreements, approved by the Company’s Compensation Committee, with Mr. Chilton, Ms. Lopker and Mr. Lender (the “CIC Agreements”), which provide certain benefits to such executive officers in the event of a change in control (as defined in the CIC Agreements) and (ii) adopted a Change in Control Policy designed to cover a limited number of Company individuals whose positions and titles are defined as Company President, Chief Executive Officer, Chief Financial Officer, Executive Vice President, other members of the Company’s executive committee, Vice Presidents and other individuals, in each case, as are specifically approved by the Company’s Compensation Committee for inclusion under such policy. Ms. Kara L. Bellamy does not have a CIC Agreement and was not previously approved to be included in the Company’s Change in Control Policy; however, following negotiations among the Parent Entities, the Company and the Special Committee, and pursuant to the terms of the Merger Agreement, the Special Committee approved and the Parent has agreed to cause the Surviving Corporation to provide to all employees with a title of Vice President or above who also do not have a CIC Agreement and were not previously approved to be included in the Company’s Change in Control Policy (including Ms. Bellamy) with change in control severance payments and benefits after a qualifying involuntary termination of employment, as described below, consistent with the terms of the Company’s Change in Control Policy.
The terms of the CIC Agreements are substantially the same, each providing cash severance, accelerated vesting of certain previously granted, unvested, equity-based compensation and cash payments in lieu of continuation of benefits coverage. The CIC Agreements provide a gross-up for any excise taxes that the executive officers may incur under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) if the amounts they receive would constitute “excess parachute payments” (within the meaning of Section 280G of the Code and the regulations promulgated thereunder).
The CIC Agreement for each of Mr. Chilton, Ms. Lopker and Mr. Lender provides that 50% of the previously granted, unvested, equity-based compensation for the named executive vests immediately upon a change in control. Subject to the accelerated vesting benefit described below, the remaining unvested equity awards will vest upon the earlier of (i) the original vesting date or (ii) the first anniversary date of the change in control, provided the named executive remains employed by the Company as of the relevant vesting date. All of the other change in control benefits provided under the CIC Agreements are considered “double trigger,” meaning that the payment of cash severance, accelerated vesting of the remaining 50% of the previously granted, unvested, equity-based compensation prior to the first anniversary date of the change in control and cash in lieu of continuation of benefits require both a “change in control” of the Company and the termination of the named executive’s employment by the Company without “cause” or a resignation by the named executive officer due to a “constructive termination” (in each case, as defined in the CIC Agreements) within eighteen (18) months following a change in control. The Merger will constitute a “change in control” as defined in the CIC Agreements. Upon occurrence of such termination of employment, each of the CIC Agreements provides for the following:
•
a lump sum payment equal to eighteen (18) months times the base monthly salary of the named executive at the greater of: (a) the rate in effect at the time of the change in control or (b) the rate in effect at the time of termination of employment;

•
a lump sum payment equal to 1.5 times the greater of: (a) the average annual bonus paid in the two (2) fiscal years prior to termination of employment or (b) the target bonus for the year of such termination of employment;

•
immediate vesting of any unvested equity compensation; and

•
a cash payment equivalent to the present value of the projected cost of continuation of all employee benefits and perquisites, including life insurance, health benefits, disability insurance, cars and expense reimbursement, and 401(k) matching payments for a period of eighteen (18) months following termination, plus an amount equal to the portion of the named executive’s unvested 401(k) account balance that would vest if the named executive had eighteen (18) additional months of service for vesting purposes under our 401(k) plan.

As a condition to the receipt of the payments and benefits under the CIC Agreements, each of Mr. Chilton, Ms. Lopker and Mr. Lender are required to comply with certain restrictive covenants for the one (1) year period following their termination of employment, which include a non-compete, a non-solicit of employees, non-interference with the Company’s relationship with its employees or customers, and non-disparagement of the Company.
Under the terms of the Merger Agreement and the Company’s Change in Control Policy, Ms. Bellamy would be entitled to receive the payments and benefits outlined below if her employment is terminated by the Company without “cause” or she resigns following a “change in status” (in each case, as defined in the Change in Control Policy) during the twelve (12) months following a change in control. The Merger will constitute a “change in control” as defined in the Change in Control Policy. Upon occurrence of such termination of employment, Ms. Bellamy will receive:
•
a payment equal to twelve (12) months of her base compensation. Under the Change in Control Policy, compensation base is defined as an executive’s highest fiscal year base salary in effect within two (2) years prior to the change in control;

•
a payment equal to one times her average annual bonus. Under the Change in Control Policy, average annual bonus is defined as an executive’s average annual bonus for the two (2) full fiscal years immediately preceding the change in control;

•
accelerated vesting of any outstanding equity compensation awards granted under the Company’s equity incentive plans; and

•
a payment equal to twelve (12) months benefits replacement. The benefits replacement payment is intended to compensate the executive for employee benefits being received at the time of the executive’s termination of employment.

For an estimate of the value of the payments and benefits described above that would become payable under the CIC Agreements and the Change in Control Policy to the named executive officers, see “— Golden Parachute Compensation” below.
Indemnification Benefits
Each of the Company’s executive officers and directors are entitled to the indemnification benefits in favor of the Company’s directors and executive officers, as described in more detail in “The Merger Agreement — Indemnification; Directors’ and Officers’ Insurance.”
Golden Parachute Compensation
The table below, titled “Potential Change-in-Control Payments to Named Executive Officers,” along with its footnotes, sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation payable to the Company’s named executive officers as determined for purposes of our most recent annual proxy statement, which compensation is subject to the non-binding, advisory, affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon, as described below in “Merger Related Executive Compensation Arrangements (The Golden Parachute Proposal — Proposal 2).” Our named executive officers for our fiscal year ending January 31, 2021, included Anton Chilton, Chief Executive Officer, Pamela M. Lopker, President, Daniel Lender, Executive Vice President and Chief Financial Officer and Kara L. Bellamy, Senior Vice President, Corporate Controller and Chief Accounting Officer. The table assumes the consummation of the Merger occurred on September 7, 2021, and the employment of the named executive officer was terminated by the Company without

“cause” or by the named executive officer following a “constructive termination” or “change in status,” applicable, on such date. The value of any equity-based awards was calculated by multiplying the number of the Shares subject to Company RSUs and Company PSUs by the per Share Merger Consideration of $87.50 and by multiplying the number of the Shares subject to Company SARs by the difference between the per Share Merger Consideration of $87.50 and the applicable Company SAR per Share base price.
The calculations in the table below do not include amounts that the Company’s named executive officers were already entitled to receive or vested in as of the date hereof or amounts under contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation in favor of executive officers and that are available generally to all the Company’s salaried employees.
Potential Change-in-Control Payments to Named Executive Officers
		Change in Control and Termination of Employment
Name	Change in Control Only	Cash ($)(2)	Equity ($)(3)	Perquisites/ Benefits ($)(4)	Tax Reimbursement ($)(5)	Total ($)(6)
	Equity ($)(1)
Anton Chilton, Chief Executive Officer	5,693,013	1,575,000	5,693,012	66,938	3,158,040	16,186,003
Pamela M. Lopker, President	4,881,763	1,044,048	4,881,762	48,085	—	10,855,658
Daniel Lender, Executive Vice President and Chief Financial Officer	2,588,338	1,231,521	2,588,337	66,938	—	6,475,134
Kara L. Bellamy, Senior Vice President, Corporate Controller and Chief Accounting Officer	517,650	421,275	517,650	42,540	—	1,499,115

(1)
As described above in “The Merger Agreement — Treatment of Equity Compensation Awards,” the equity amounts consist of the accelerated vesting (in the case of Mr. Chilton, Ms. Lopker and Mr. Lender) and/or payment of unvested Company SARs, Company RSUs and Company PSUs. For Ms. Bellamy, the equity amount represents the accelerated payment of 50% of her Cash Replacement Company RSU/PSU Amount in respect of her cancelled unvested Company RSUs and Company PSUs. The amounts shown are based on the number of such equity-based awards held by each named executive officer as of September 7, 2021, the latest practicable date to determine such amounts before the filing of this proxy statement. Depending on when the Closing Date occurs, certain equity-based awards may vest in accordance with their terms.

The amounts shown in this column represent the portion of the unvested equity awards that are “single-trigger” in nature, which will become vested and/or payable immediately upon the closing date whether or not employment is terminated.
The equity payments described in this column (1) include the following components:
Name	Company SARs (#)	Company SARs ($)	Company RSUs (#)	Company RSUs ($)	Company PSUs (#)	Company PSUs ($)
Anton Chilton	—	—	47,375	4,145,313	17,688	1,547,700
Pamela M. Lopker	23,750	807,500	28,875	2,526,563	17,688	1,547,700
Daniel Lender	—	—	19,531	1,708,963	10,050	879,375
Kara L. Bellamy	—	—	3,906	341,775	2,010	175,875

(1)
The weighted average base price for Ms. Lopker’s Company SARs is $53.50 per Share. The number of Shares subject to outstanding Company PSUs is calculated as 0% of the target number of Shares for the third tranche of the 2019 Company PSU grants (based upon anticipated performance achievement in fiscal year 2022), 121.6% of the target number of Shares for the second tranche of the 2020 Company PSU grants (based upon actual performance achievement in fiscal year 2021) and 100% of the target number of Shares for 2021 Company PSU grants.
(2)
As described above in “— Change in Control Agreements; Change in Control Policy,” the cash payments to each of Mr. Chilton, Ms. Lopker and Mr. Lender consist of a lump-sum cash payment equal to the sum of eighteen (18) months of monthly base salary and 1.5 times the greater of: (a) the average annual bonus paid in the two (2) fiscal years prior to termination of employment or (b) the target bonus for the year of such termination of employment. For Ms. Bellamy, she will receive a lump-sum cash payment equal to twelve (12) months of compensation base (i.e., highest fiscal year base salary in effect within two (2) years prior to the change in control) and a lump-sum cash payment equal to one times her average annual bonus for the two (2) full fiscal years immediately preceding the change in control. The cash severance amounts shown in this column are “double-trigger” in nature, which will become payable only if, in the case of Mr. Chilton, Ms. Lopker, and Mr. Lender, their employment is terminated by the Company without cause or they resign due to a constructive termination during the eighteen (18) months following the closing, and, in the case of Ms. Bellamy, her employment is terminated by the Company without “cause” or she resigns following a “change in status” (in each case, as defined in the Change in Control Policy) during the twelve (12) months following the closing.

The cash payments described in this column (2) include the following components:
Name	Base Salary Severance ($)	Annual Cash Bonus Severance ($)
Anton Chilton	787,500	787,500
Pamela M. Lopker	522,024	522,024
Daniel Lender	769,701	461,820
Kara L. Bellamy	287,096	134,179

(3)
As described above in “The Merger Agreement — The Merger; Merger Consideration — Treatment of Equity Compensation Awards,” the equity amounts consist of the accelerated vesting and payment of unvested Company SARs, Company RSUs and Company PSUs. The number of Shares subject to outstanding Company PSUs is calculated as 0% of the target number of Shares for the third tranche of the 2019 Company PSU grants (based upon anticipated performance achievement in fiscal year 2022), 121.6% of the target number of Shares for the second tranche of the 2020 Company PSU grants (based upon actual performance achievement in fiscal year 2021) and 100% of the target number of Shares for 2021 Company PSU grants. The amounts shown are based on the number of such equity-based awards held by each named executive officer as of September 7, 2021, the latest practicable date to determine such amounts before the filing of this proxy statement. The amounts shown do not attempt to forecast any grants, additional issuances, dividends, additional deferrals or forfeitures of equity-based awards following the date of this proxy statement. Depending on when the closing date occurs, certain equity-based awards will vest in accordance with their terms.

The amounts shown in this column represent the portion of the unvested equity awards that are “double-trigger” in nature, which will become vested and payable only if, in the case of Mr. Chilton, Ms. Lopker, and Mr. Lender, the named executive officer’s employment continues for a period of one (1) year following the closing date or such employment is terminated by the Company without cause or the named executive officer resigns due to a constructive termination prior to the one (1) year anniversary of the closing date as provided in the CIC Agreements, and, in the case of Ms. Bellamy, her employment is terminated by the Company without cause or she resigns following a change in status during the twelve (12) months following the closing date.
The equity payments described in this column (3) include the following components:

Name	Company SARs (#)	Company SARs ($)	Company RSUs (#)	Company RSUs ($)	Company PSUs (#)	Company PSUs ($)
Anton Chilton	—	—	47,375	4,145,312	17,688	1,547,700
Pamela M. Lopker	23,750	807,500	28,875	2,526,562	17,688	1,547,700
Daniel Lender	—	—	19,531	1,708,962	10,050	879,375
Kara L. Bellamy	—	—	3,906	341,775	2,010	175,875

(4)
For each of Mr. Chilton, Ms. Lopker and Mr. Lender, the cash payments included in this column (4) represent the present value of the projected cost of continuation of all employee benefits and perquisites, including life insurance, health benefits, disability insurance, cars and expense reimbursement, and 401(k) matching payments for a period of eighteen (18) months following termination of employment, plus an amount equal to the portion of the named executive’s unvested 401(k) account balance that would vest if the named executive had eighteen (18) additional months of service for vesting purposes under our 401(k) plan. For Ms. Bellamy, the cash payment included in column (4) represents a payment equal to twelve (12) months benefit replacement, which is intended to compensate her for employee benefits being received at time of her termination of employment. The amounts reflected in this column (4) are to be paid in a lump sum and are “double-trigger” in nature as they will become payable only if, in the case of Mr. Chilton, Ms. Lopker, and Mr. Lender, their employment is terminated by the Company without cause or they resign due to a constructive termination during the eighteen (18) months following the closing, and, in the case of Ms. Bellamy, her employment is terminated by the Company without cause or she resigns following a change in status during the twelve (12) months following the closing.

(5)
Under the CIC Agreements, the Company will provide full tax gross-up payments to each of Mr. Chilton, Ms. Lopker and Mr. Lender for any excise taxes imposed under Section 4999 of the Code with respect to excess parachute payments. The amount of any excise tax and related gross-up payment for any named executive officer, will depend on the actual closing date of the Merger, and the timing of termination of employment, if any. The value of the tax reimbursement amount set forth in the table for Mr. Chilton (A) assumes that (i) the Merger is consummated, and the executive’s qualifying termination of employment occurs, on September 7, 2021, and (ii) 2021 federal and state income and other employment-related tax rates apply, and (B) was calculated (i) using a “base amount” (within the meaning of Section 280G of the Code) based upon Mr. Chilton’s W-2 compensation for the five (5) taxable years beginning with 2016 and ending with 2020 and (ii) without taking into account the potential value of restrictive covenants to which Mr. Chilton is subject. Accordingly, the value of the tax gross-up payment may increase or decrease based on changes to any of the above assumptions, calculations or other variables. The tax gross-up payment is “single trigger” in nature as a termination of employment is not required in order to receive such benefit.

(6)
The amounts in this column represent the total of all compensation in columns (1), (2), (3), (4) and (5). As a condition to the receipt of the payments and benefits under the CIC Agreements, each of Mr. Chilton, Ms. Lopker and Mr. Lender are required to comply with certain restrictive covenants for the one (1) year period following their termination of employment, which include a non-compete, a non-solicit of employees, non-interference with the Company’s relationship with its employees or customers, and non-disparagement of the Company.

Contribution and Exchange Agreement
In addition, as is described elsewhere in this proxy statement, on June 27, 2021, the Lopker Entities separately entered into a Contribution and Exchange Agreement, pursuant to which and immediately prior to the Effective Time, the Lopker Entities will contribute to Ultimate Parent the Rollover Shares and, in exchange for such Rollover Shares, Ultimate Parent will issue to the Lopker Entities the Parent Units. The Contribution and Exchange Agreement also includes certain confidentiality, non-competition, non-solicitation and non-disparagement covenants applicable to Ms. Lopker and the other Lopker Entities. A copy of the Contribution and Exchange Agreement is attached as Annex C to the accompanying proxy statement and is incorporated by reference in the accompanying proxy statement in its entirety. See
“— Contribution and Exchange Agreement.”

Intent of the Directors and Executive Officers to Vote in Favor of the Merger
Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the Shares owned directly by them in favor of the Merger Agreement Proposal and each of the other proposals listed in this proxy statement. As of September 7, 2021, the Record Date for the Special Meeting, our directors and executive officers directly owned, in the aggregate, 5,731,052 shares of Class A Common Stock and 2,581,322 shares of Class B Common Stock entitled to vote at the Special Meeting, or collectively approximately 68% of the total voting power for Shares entitled to vote at the Special Meeting. For purposes of clarity, the Shares directly owned by the directors and executive officers shall be (i) included in determining whether the Merger Agreement has been approved by the affirmative vote of holders of a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class, but (ii) excluded from determining whether the Merger Agreement has been approved by affirmative vote of holders of a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company.
Intent of the Lopker Entities to Vote in Favor of the Merger
The Lopker Entities, who, together with the Lopker Family Foundation, hold approximately 67% of the voting power of the Company’s outstanding capital stock, have duly executed and entered into a Support Agreement, pursuant to which they have agreed to vote their Shares in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Support Agreement. Copies of the Support Agreement and the Lopker Family Foundation’s Joinder to the Support Agreement are attached as Annexes B and F to the proxy statement and are incorporated by reference in the proxy statement in their entirety. See “— Support Agreement.”
In the event the QAD Board or any committee thereof (including the Special Committee) (x) withdraws (or modifies, amends or qualifies in a manner adverse to Parent), or proposes publicly to withdraw (or modify, amend or qualify in a manner adverse to Parent), the Company Board Recommendation or (y) fails to include the Company Board Recommendation in the proxy statement, in each instance, in compliance with the Merger Agreement, the obligation of the Lopker Entities and the Lopker Family Foundation to vote the Shares listed in the Support Agreement as described above shall be modified such that the Lopker Entities shall only be required to so vote such number of Shares as is equal to the number of Shares that would represent, as at the time of such vote, 35% of the total voting power of the outstanding shares of the Company.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of material U.S. federal income tax consequences of the Merger to U.S. Holders (as defined below) of the Shares. This summary is general in nature and does not discuss all aspects of U.S. federal income taxation that may be relevant to a holder of the Shares in light of their particular circumstances. This discussion is based on the Code, the Treasury regulations promulgated under the Code, judicial authority, published administrative positions of the Internal Revenue Service, which we refer to as the IRS, and other applicable authorities, all as in effect as of the date of this proxy statement, and all of which are subject to change or differing interpretations at any time, with possible retroactive effect. We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation. This discussion does not describe any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation, nor does it address any aspects of the unearned income Medicare contribution tax. In addition, this discussion only applies to the Shares that are held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code and does not address tax considerations applicable to any holder of the Shares that may be subject to special treatment under U.S. federal income tax law, including:
•
a bank or other financial institution;

•
a tax-exempt organization;

•
a retirement plan or other tax-deferred account;

•
an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

•
a person holding a direct or indirect interest in Parent or Merger Sub;

•
an insurance company;

•
a mutual fund;

•
a regulated investment company or real estate investment trust;

•
a dealer or broker in commodities, stocks, securities or in currencies;

•
a dealer or trader in securities that elects mark-to-market treatment;

•
a controlled foreign corporation;

•
a passive foreign investment company;

•
a stockholder that owns, or has owned, actually or constructively, more than 5% of the Shares;

•
a stockholder subject to the alternative minimum tax provisions of the Code;

•
a stockholder that received the Shares through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

•
a person that has a functional currency other than the U.S. dollar;

•
a person that is required to report income no later than when such income is reported in an “applicable financial statement”;

•
a person that holds the Shares as part of a hedge, straddle, constructive sale, conversion or other integrated transaction;

•
a stockholder that is not exchanging its Shares for cash pursuant to the Merger; and

•
certain former U.S. citizens or long-term residents.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Shares, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partner and the partnership. Any such partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes), and any partners thereof, that hold the Shares should consult their own tax advisors regarding the tax consequences of exchanging the Shares pursuant to the Merger. In addition, holders of Shares who are not U.S. Holders may be subject to different tax consequences than those described below and are urged to consult their tax advisors regarding their tax treatment under U.S. and non-U.S. tax laws.
The following summary is for general informational purposes only and is not a substitute for careful tax planning and advice. Holders of Shares are urged to consult their own tax advisor with respect to the specific tax consequences to them of the Merger in light of their own particular circumstances, including U.S. federal estate, gift and other non-income tax consequences, and tax consequences under state, local and non-U.S. tax laws.
U.S. Holders
The following is a summary of the material U.S. federal income tax consequences of the Merger that will apply to U.S. Holders. For purposes of this discussion, the term U.S. Holder refers to a beneficial owner of the Shares that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident in the United States;

•
a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) the trust has validly elected to be treated as a “United States person” under applicable Treasury regulations.

Exchange of the Shares for Cash Pursuant to the Merger Agreement.   The exchange of the Shares by a U.S. Holder for cash in the Merger will generally be a taxable transaction for U.S. federal income tax purposes. A U.S. Holder will generally recognize gain or loss equal to the difference, if any, between the amount of cash received in the Merger and the holder’s adjusted tax basis in the Shares exchanged therefor. Gain or loss will generally be determined separately for each block of the Shares (generally, the Shares acquired at the same cost in a single transaction) held by such U.S. Holder. Such gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if such U.S. Holder’s holding period for the Shares is more than one (1) year at the time of the exchange. Long-term capital gains recognized by a non-corporate U.S. Holder are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to certain limitations.
Non-U.S. Holders
For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of Shares that is neither a U.S. Holder nor an entity or arrangement classified as a partnership for U.S. federal income tax purposes.
A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized on the receipt of cash in exchange for Shares pursuant to the Merger unless:
•
the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States);

•
the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of Shares pursuant to the Merger, and certain other requirements are met; or

•
we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five (5) year period ending on the date of the Merger or the period that the Non-U.S. Holder held the Shares and, in the case where the Shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Shares at any time within the shorter of the five (5) year period preceding the Merger or such Non-U.S. Holder’s holding period for the Shares. There can be no assurance that our Shares will be treated as regularly traded on an established securities market for this purpose.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at generally applicable U.S. federal income tax rates in the same manner as if such Non-U.S. Holder were a U.S. Holder. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30%, or lower rate specified in an applicable income tax treaty, on such effectively connected gain, as adjusted for certain items.
Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), which may be offset by U.S.-source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
Gain described in the third bullet point above generally will be subject to U.S. federal income tax on a net income basis at generally applicable U.S. federal income tax rates in the same manner as if such Non-U.S. Holder were a U.S. Holder. In addition, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We will be classified as a United States real property holding corporation if the fair market value of our “United States real property interests” equals or exceeds 50% of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Non-U.S. Holders are urged to consult their tax advisors regarding the tax consequences to them if we are or have been a “United States real property holding corporation.”
Information Reporting and Backup Withholding Tax
Proceeds from the exchange of the Shares pursuant to the Merger generally will be subject to information reporting. In addition, backup withholding tax at the applicable rate (currently 24%) generally will apply unless the applicable U.S. Holder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed IRS Form W-9) or otherwise establishes an exemption from backup withholding tax. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding tax rules from a payment to a U.S. Holder will be allowed as a credit against that holder’s U.S. federal income tax liability and may entitle the holder to a refund, provided, that, the required information is timely furnished to the IRS. Each U.S. Holder should duly complete, sign and deliver to the exchange agent an appropriate IRS Form W-9 to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the exchange agent.
A Non-U.S. Holder generally certifies its status as such by providing a properly completed and signed IRS Form W-8BEN or W-BEN-E. A Non-U.S. Holder that does not provide such form generally will be presumed to be a U.S. Holder, subject to backup withholding tax as described above.
Financing of the Merger
Equity Financing
The Merger Agreement does not contain any financing-related contingencies or financing conditions to consummation of the Merger. In connection with the Merger, Parent delivered to the Company the Equity Commitment Letter, dated as of the date June 27, 2021, entered into by and among TB Fund XIV and Parent. Pursuant to the Equity Commitment Letter, TB Fund XIV has committed, subject to the terms and conditions contained therein, to provide equity financing in an aggregate amount of up to $1,626,900,000 (the “Commitment”) to Parent on or prior to the closing of the Merger to purchase, or cause an assignee permitted by the terms of the Equity Commitment Letter to purchase, directly or indirectly, equity securities of Parent, solely for the purpose of providing the financing for the transactions contemplated by the Merger Agreement at the Closing of the Merger, including the fees and expenses related thereto. The Commitment represents the aggregate amount estimated to be required to fund the Required Amount, as defined in the Merger Agreement, at the Closing.
Funding of the Commitment is subject to the conditions and limitations provided in the Equity Commitment Letter, which include: (a) the execution and delivery of the Merger Agreement; (b) the satisfaction or written waiver by the parties, as applicable, of each of the conditions to the parties’ obligations to consummate the transactions contemplated by the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the prior or substantially concurrent satisfaction of such conditions at the Closing), and the substantially concurrent consummation of the Merger in accordance with the terms of the Merger Agreement. The Commitment is subject to reduction in the event that the full amount of the Commitment is not necessary in order to consummate the transactions contemplated by the Merger Agreement.
The Equity Commitment letter and TB Fund XIV’s obligation to fund the Commitment will terminate automatically and immediately upon the earliest to occur of (i) the consummation of the Closing and the payment of the Required Amount, in accordance with the Merger Agreement, and (ii) the termination of the Merger Agreement in accordance with its terms.
The Company is a third party beneficiary of the rights granted to Parent under the Equity Commitment Letter (if and only if the Company is entitled to specific performance of Parent and Merger Sub’s obligations to consummate the Merger) solely for the purpose of seeking specific performance of Parent’s right to cause the Commitment to be funded in accordance with the terms of the Equity Commitment Letter (solely to the extent that Parent can cause the Commitment to be funded pursuant to the terms of the Equity Commitment Letter).

Debt Financing
While the Commitment pursuant to the Equity Commitment Letter is sufficient to pay the full Merger Consideration and fees and expenses related to the transactions contemplated by the Merger Agreement, Parent expects that it will fund a portion of the Merger Consideration and fees and expenses with debt financing.
Parent and Merger Sub (Merger Sub, in such capacity, the “Borrower”) have received a commitment letter, dated as of June 29, 2021 (the “Debt Commitment Letter”), from Golub Capital Markets LLC (together with its affiliates, managed funds and accounts, “Golub”), Owl Rock Capital Advisors LLC on behalf of its affiliated advisors and its and their managed funds and accounts (collectively, “Owl Rock”), Thoma Bravo Credit Fund I, L.P. (“TBCF I”) and Thoma Bravo Credit Fund II, L.P. (“TBCF II” and, together with TBCF I, “TBCF” and, together with Golub and Owl Rock, the “Debt Financing Sources”) pursuant to which the Debt Financing Sources committed to provide, subject to the terms and express conditions set forth therein, debt financing to finance a portion of the Merger Consideration and related fees and expenses (such commitments, the “Debt Financing”).
Pursuant to the Commitment Letter, the Debt Financing Sources have committed to provide, subject to the terms and conditions of the Commitment Letter, (i) a senior secured revolving credit facility in an aggregate principal amount equal to $75,000,000 (the “Revolving Credit Facility”), and (ii) a senior secured term loan facility in an aggregate principal amount of $750,000,000 (the “Term Loan Facility” and, together with the Revolving Credit Facility, the “Credit Facilities”), in each case with a term of six (6) years from the Closing Date.
The commitments will be secured by a perfected first priority lien security interest in substantially all present and after-acquired assets of Parent, the Surviving Corporation and each of its direct and indirect wholly owned domestic subsidiaries, subject to customary exceptions, exclusions and permitted liens.
The funding of the Debt Financing is subject, among other things, to the execution and delivery of the definitive documentation of the Debt Financing; receipt of the Commitment; consummation of the transactions contemplated by the Merger Agreement in all material respects in accordance with the Merger Agreement; absence of any Company Material Adverse Effect; the Debt Financing Sources’ receipt of certain historical and pro forma financial information; and certain other customary closing conditions.
The consummation of the Merger is not contingent or conditioned on Parent’s or Merger Sub’s receipt of any financing.
Limited Guaranty
Subject to the terms and conditions set forth in the Limited Guaranty, TB Fund XIV has guaranteed the due and punctual payment to the Company of (a) the Parent Termination Fee, if, when and as due, pursuant to the Merger Agreement, (b) certain enforcement expenses described the Merger Agreement, and (c) the reimbursement of the Company’s and the Company’s subsidiaries’ (y) reasonable and documented out-of-pocket costs and expenses incurred in connection with the financing cooperation obligations provided for under the Merger Agreement and (z) costs, expenses or taxes incurred by them in connection with repatriating cash balances held by any non-U.S. subsidiaries to the Company in connection with the Closing (collectively, the “Guaranteed Obligations”).
TB Fund XIV’s obligations under the Limited Guaranty are subject to a maximum aggregate cap of (i) $127,000,000 plus (ii) any amounts due pursuant to clauses (b) and (c) above, which together shall not exceed $133,000,000 (the “Maximum Amount”).
The Limited Guaranty will terminate and TB Fund XIV will have no further obligations under the Limited Guaranty as of the earliest of: (a) the funding of the Commitment; (b) the Effective Time of the Merger; or (c) the termination of the Merger Agreement in accordance with its terms, in which case the Limited Guaranty terminates ninety (90) days after such termination unless the Company has prior to such 90th day delivered written notice with respect to any of the Guaranteed Obligations (in which case, the Limited Guaranty will continue solely with respect to such Guaranteed Obligations). If the Merger Agreement is terminated and such notice provided, the Limited Guaranty will terminate upon the earliest to occur of

(A) the consummation of the Closing in accordance with the terms of the Merger Agreement, including payment of the Required Amount, (B) a final, non-appealable order of a court of competent jurisdiction determining that TB Fund XIV does not owe any amount under the Limited Guaranty, (C) a written agreement among TB Fund XIV and the Company terminating the obligations and liabilities of TB Fund XIV under the Limited Guaranty and (D) payment of all of the Guaranteed Obligations validly claimed as payable by the Company. Notwithstanding the foregoing, in the event that the Company, its controlled affiliates, subsidiaries or any of their respective directors or officers institutes in any suit, action or other proceeding or makes any claim related to the Limited Guaranty that the provisions thereof limiting TB Fund XIV’s liability or certain other provisions of the Limited Guaranty are illegal, invalid or unenforceable in whole or in part, or asserts any theory of liability against TB Fund XIV, any of its affiliates (other than Parent or Merger Sub) or certain related persons with respect to the transactions contemplated by the Merger Agreement or the Limited Guaranty (other than liability of TB Fund XIV under the Limited Guaranty) or asserts that TB Fund XIV is liable in excess of the Maximum Amount, then (x) the obligations of TB Fund XIV under the Limited Guaranty shall terminate, (y) TB Fund XIV shall be entitled to have any payments previously made under the Limited Guaranty refunded by the Company and (z) none of the Parent Related Parties shall have any liability to the Company under, or with respect to the transactions contemplated by, the Merger Agreement or under the Limited Guaranty or Equity Commitment Letter. Any such suit, action or other proceeding or claim brought by or on behalf of the Lopker Entities in their capacity as (1) a party to the Support Agreement or (2) a party to any agreement in connection with the rollover, in each case, shall not terminate or invalidate any of TB Fund XIV’s obligations under the Limited Guaranty.
The Company and any of its representatives’ recourse against TB Fund XIV under the Limited Guaranty (subject to the terms and conditions set forth therein) and the Equity Commitment Letter is the sole and exclusive remedy against TB Fund XIV and any related persons of TB Fund XIV (and any related person of such related persons) in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement or the transactions contemplated thereby or in respect of any oral representations made or alleged to be made in connection with the Limited Guaranty or the Merger Agreement, whether at law or equity, in contract, in tort or otherwise. The Company has no right of recovery against, and no personal liability will attach to, TB Fund XIV and certain related persons and affiliates, in each case, other than Parent and Merger Sub, with respect to the Limited Guaranty, the Merger Agreement or the transactions contemplated by the Limited Guaranty or the Merger Agreement, through Parent or Merger Sub or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of Parent, Merger Sub or any other person against TB Fund XIV or its related persons or affiliates, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or other applicable law, or otherwise, except for (i) its rights to recover from TB Fund XIV under and to the extent provided in the Limited Guaranty and subject always to the Maximum Amount, and the other limitations set forth in the Limited Guaranty and (ii) claims pursuant to third party beneficiary rights under the Equity Commitment Letter.
Fees and Expenses
The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the Merger are as follows:
Description	Amount
Financial advisory fees and expenses	$27,700,000.00
Legal fees and expenses	$11,600,000.00
Accounting and tax advisory fees	$135,000.00
SEC filing fees	$213,825.17
Printing, proxy solicitation and mailing costs	$256,000.00
Miscellaneous	$420,000.00
Total	$40,324,825.17
It is also expected that Merger Sub and/or Parent will incur approximately $35 million of legal, financial, accounting and other advisory fees and financing fees.

Provisions for Unaffiliated Stockholders
No provision has been made (a) to grant the Company’s stockholders, other than Parent (and its certain affiliates and representatives), access to the corporate files of (i) the Company, (ii) any other party to the Merger, or (iii) any of their respective affiliates, or (b) to obtain counsel or appraisal services at the expense of the Company, any other such party or affiliate.
Accounting Treatment
The Parent Entities anticipate that Parent will be considered the acquirer for accounting purposes. If so, Parent will use the acquisition method of accounting to allocate the purchase consideration to the Company assets acquired and liabilities assumed, which will be recorded at fair value.
Regulatory Approvals
The Merger may not be completed until notifications have been given and information furnished to the Antitrust Division of the Department of Justice and the Federal Trade Commission under the HSR Act, and filings under similar foreign antitrust laws, and all statutory waiting period requirements have been satisfied and/or all applicable consents have been obtained. Notification and Report Forms were filed with the Antitrust Division of the Department of Justice and the Federal Trade Commission on July 12, 2021 and the applicable waiting period expired on 11:59 p.m. Eastern Time, August 11, 2021, and the requisite regulatory approvals were obtained, or the applicable waiting periods expired or terminated, under the antitrust laws of certain foreign jurisdictions on August 10, 2021.
At any time before or after the Effective Time of the Merger, the Antitrust Division of the Department of Justice or the Federal Trade Commission could take action under the antitrust laws, including seeking to enjoin the consummation of the Merger, conditionally approve the Merger upon the divestiture of assets of the Company, subject the consummation of the Merger to regulatory conditions or seek other remedies. In addition, state attorneys general and other regulators could take action under the antitrust or other laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin the completion of the Merger or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under the applicable laws under some circumstances. Although the parties have agreed in the Merger Agreement to use their reasonable best efforts, subject to certain limitations, to make certain regulatory filings or obtain required regulatory approvals, as the case may be, there can be no assurance that the relevant waiting periods will expire or authorizations will be obtained, or that a challenge to the Merger will not be made or, if such a challenge is made, that it would not be successful.
Litigation Relating to the Merger
Currently, the Company is aware of four (4) pending cases related to the Merger. In Nantahala Capital Partners II L.P. v. QAD Inc., et al., a purported stockholder class action filed in Delaware Chancery Court on July 2, 2021, the plaintiff alleges breaches of contract and fiduciary duty against directors Anton Chilton, Scott Adelson, Kathleen Crusco, and Peter van Cuylenburg (the “Director Defendants”), and Pamela M. Lopker, as well as a claim for aiding and abetting a breach of fiduciary duty against Thoma Bravo and certain affiliates of Thoma Bravo relating to the QAD Board’s vote to approve the Merger Agreement. The complaint names the Company as a defendant to the extent necessary for any of the relief requested. Plaintiff is seeking, among other things, to enjoin the Closing of the Merger or, in the alternative, damages, including rescissory damages. The plaintiff claims that the Contribution and Exchange Agreement (pursuant to which and immediately prior to the Effective Time, the Lopker Entities will contribute to Ultimate Parent the Rollover Shares and, in exchange for such Rollover Shares, Ultimate Parent will issue to the Lopker Entities the Parent Units) and the Merger Agreement violate Article IV, Section 2.B(d) of QAD’s corporate charter, which provides that holders of Class A Common Stock receive per Share consideration no less favorable than that received by any holders of Class B Common Stock in any merger. The plaintiff alleges that Ms. Lopker and the Director Defendants breached Article IV, Section 2.B(d) of QAD’s corporate charter, that Ms. Lopker’s participation in the separate Contribution and Exchange Agreement with Thoma Bravo breached her fiduciary duties to the Company, that the Director Defendants’ approval of the Merger breached their fiduciary duties to the Company, and that Thoma Bravo and its affiliates aided and abetted those breaches. In a supplement to their complaint, filed on August 16, 2021,

Plaintiff alleges that the Director Defendants and Ms. Lopker breached their fiduciary duties by disseminating a false, misleading, and materially incomplete Proxy, and that Thoma Bravo aided and abetted those breaches. Specifically, Plaintiff claims that the Proxy, issued on August 2, 2021, provides an inaccurate description of the events leading to the Merger and the consideration that Ms. Lopker will receive in connection with the Merger. The court has ordered that the case proceed on an expedited basis. The Company believes the claims are without any merit
On August 5 and 6, 2021, purported shareholders of the Company filed two complaints in the District Court of the Southern District of New York, captioned Stein v. QAD Inc., et. al., 1:21-cv-06856 and Whitfield v. QAD, Inc., et. al., 1:21-cv-06674, both naming the Company and members of its board of directors as defendants. On September 3, 2021, a purported shareholder of the Company filed a complaint in the District Court of the Eastern District of New York, captioned Parmar v. QAD Inc., et al., 1:21-cv-04974, naming the Company and members of its board of directors as defendants. All three actions assert federal securities claims under Sections 14(a) and 20(a) of the Exchange Act and related provisions for alleged failures to disclose material information, and seek to enjoin or rescind the Merger with Thoma Bravo and a request for an award of attorneys’ and experts’ fees and damages. The Company believes these actions, too, are without merit.
Appraisal Rights
If the Merger is consummated and certain conditions are met, stockholders who continuously hold Shares through the Effective Time, who do not vote such Shares in favor of the adoption of the Merger Agreement and who properly demand appraisal of such Shares and do not effectively withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of such Shares in connection with the Merger under Section 262 of the DGCL. This means that holders of Shares who perfect their appraisal rights, who do not thereafter effectively withdraw their demand for appraisal, and who follow the procedures in the manner prescribed by Section 262 of the DGCL may be entitled to have such Shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of such Shares, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest to be paid on the amount determined to be fair value, if any, (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Special Meeting — Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their Shares are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Stockholders considering seeking appraisal should be aware that the fair value of their Shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Shares.
To exercise your appraisal rights, you must: (i) submit a written demand for appraisal to the Company before the vote is taken on the adoption of the Merger Agreement; (ii) not submit a proxy with respect to, or otherwise vote, the Shares for which you seek appraisal in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold such Shares of record on and from the date of the making of the demand through the Effective Time; and (iv) strictly comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Your failure to follow exactly the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Merger unless certain stock ownership conditions are satisfied by the stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement captioned “The Special Meeting — Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced and attached as Annex E to this proxy statement and incorporated by reference in this proxy statement in its entirety. If you hold your Shares through a broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee. For more information, please see the section of this proxy statement captioned “The Special Meeting — Appraisal Rights.”
Support Agreement
Concurrently with the execution and delivery of the Merger Agreement, the Company and Parent entered into the Support Agreement with the Lopker Entities. On August 30, 2021 in anticipation of a charitable gift of Shares, the Lopker Family Foundation (a Permitted Transferee, as defined in the Support Agreement) executed a joinder to and became bound by the Support Agreement with respect to the Shares gifted to the Lopker Family Foundation by the Lopker Entities. The Lopker Entities and the Lopker Family Foundation hold approximately 67% of the voting power of the Company’s outstanding capital stock. Under the Support Agreement, the Lopker Entities and the Lopker Family Foundation agreed to vote their Shares in favor of adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Support Agreement. The obligations of the Lopker Entities and the Lopker Family Foundation under the Support Agreement will automatically terminate upon the earliest to occur of (i) the mutual agreement of the parties thereto to terminate the Support Agreement, (ii) the Effective Time of the Merger, and (iii) the termination of the Merger Agreement in accordance with its terms.
In the event the QAD Board or any committee thereof (including the Special Committee) (x) withdraws (or modifies, amends or qualifies in a manner adverse to Parent), or proposes publicly to withdraw (or modify, amend or qualify in a manner adverse to Parent), the Company Board Recommendation or (y) fails to include the Company Board Recommendation in the proxy statement, in each instance, in compliance with the Merger Agreement, the obligation of the Lopker Entities and the Lopker Family Foundation to vote the Shares listed in the Support Agreement as described above shall be modified such that the Lopker Entities and the Lopker Family Foundation shall only be required to so vote such number of Shares as is equal to the number of Shares that would represent, as at the time of such vote, 35% of the total voting power of the outstanding shares of the Company.
The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Support Agreement, a copy of which is attached as Annex B to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Contribution and Exchange Agreement
On June 27, 2021, the Lopker Entities separately entered into the Contribution and Exchange Agreement, pursuant to which and immediately prior to the Effective Time, the Lopker Entities will contribute to Ultimate Parent the Rollover Shares (as described below) and, in exchange for such Rollover Shares, Ultimate Parent will issue to the Lopker Entities the Parent Units (as described below). The Contribution and Exchange Agreement also includes certain confidentiality, non-competition, non-solicitation and non-disparagement covenants applicable to Ms. Lopker and the other Lopker Entities.
The “Rollover Shares” are comprised of 3,428,571 Shares, consisting of a certain amount of shares of Class A Common Stock and Class B Common Stock to be determined at a later date, such Rollover Shares having an aggregate value of $299,999,962.50. The “Parent Units” consist of 299,999.96 Class A Units of Parent, valued at $1,000 per unit, and a certain amount of Class B Units of Parent to be determined at a later date, valued at $0 per unit.
Prior to the Closing Date, the Lopker Entities may permit either or both of Bo Lopker and Juliana Lopker, Ms. Lopker’s adult children, to enter into a separate contribution and exchange agreement with Ultimate Parent, on substantially the same terms as those set forth in the Contribution and Exchange Agreement (other than certain restrictive covenants), pursuant to which they may agree to contribute Shares to Ultimate Parent in exchange for Parent Units, with an aggregate value not to exceed $30,000,000, in lieu of such Shares being contributed by the Lopker Entities.
The foregoing description of the Contribution and Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Contribution and Exchange Agreement, a copy of which is attached as Annex C to this proxy statement and which is incorporated by reference in this proxy statement in its entirety.
Effective Time of the Merger
The Closing of the Merger is expected to take place (i) as soon as practicable (but in any event no later than the second (2nd) business day) after the satisfaction or (to the extent permitted by applicable law) waiver of all of the conditions to the Closing of the Merger set forth Article VII of the Merger Agreement (“Closing Date”) (described in “The Merger Agreement — Conditions to the Completion of the Merger”) (other than any such conditions which by their nature cannot be satisfied until the Closing Date of the Merger, which shall be required to be satisfied or, to the extent permitted by applicable law, waived in accordance with the Merger Agreement on the Closing Date) or (ii) such other date as agreed to in writing by Parent and the Company. The Company, however, cannot assure Closing of the Merger by any particular date, if at all.
The Merger shall become effective, at the Effective Time, upon the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware, or at such later time and date as may be agreed upon in writing by the parties to the Merger Agreement and specified in the Certificate of Merger in accordance with the DGCL.
Payment of Merger Consideration
At the Effective Time of the Merger, each share of Class A Common Stock, par value $0.001 per share of the Company and Class B Common Stock, par value $0.001 per share of the Company (Class A Common Shares and Class B Common Stock, together the “Shares”) issued and outstanding immediately prior to the Effective Time of the Merger (other than the Excluded Shares) will be converted automatically into the right to receive the Merger Consideration, without any interest thereon and less any withholding taxes required by applicable law, subject to and in accordance with the terms and conditions of the Merger Agreement. All such Shares, when so converted, will cease to be outstanding and will cease to exist. Each holder of any such Share outstanding immediately prior to the Effective Time shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be issued or paid in consideration therefore and the right to receive certain dividends and other distributions, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement.
On the Closing Date and substantially concurrently with the filing of the Certificate of Merger, Parent will deposit, or cause to be deposited, with the paying agent, for the benefit of the holders of Shares issued and outstanding immediately prior to the Effective Time (other than the holders of the Excluded Shares), an amount in cash sufficient to pay the aggregate Merger Consideration payable at or in connection with the Closing.
Promptly following the Effective Time, and in any event not more than three (3) business days thereafter, Parent and the Surviving Corporation will cause the paying agent to mail to each holder of record (as of immediately prior to the Effective Time) of (i) a certificate or certificates that immediately prior to the Effective Time represented outstanding Shares (other than the Excluded Shares) (the “Certificates”); and (ii) uncertificated Shares that represented outstanding Shares (other than the Excluded Shares) (the “Uncertificated Shares”), (a) a letter of transmittal in customary form and reasonably acceptable to the Company (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the paying agent); and (b) instructions for use in effecting the surrender of the Certificates and Uncertificated Shares in exchange for the Merger Consideration payable in respect thereof and any dividends or other distributions to which they are entitled, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement.
Upon surrender of Certificates for cancellation to the paying agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive, and the paying agent shall promptly pay, in exchange therefor, an amount in cash equal to the Merger Consideration payable in respect of the number of Shares represented by such Certificate, and the Certificates so surrendered will forthwith be cancelled.

Upon receipt of an “agent’s message” by the paying agent (or such other evidence, if any, of transfer as the paying agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the holders of such Uncertificated Shares will be entitled to receive, and the paying agent shall promptly pay, in exchange therefor, an amount in cash equal to the Merger Consideration payable in respect of the number of Shares represented by such holder’s transferred Uncertificated Shares, and the transferred Uncertificated Shares so surrendered will be cancelled. The paying agent will accept such Certificates and transferred Uncertificated Shares upon compliance with such reasonable terms and conditions as the paying agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices. The paying agent may reduce the amount of any Merger Consideration paid in respect of Shares by any applicable withholding taxes. No interest will be paid or accrued for the benefit of holders of the Certificates and Uncertificated Shares on the Merger Consideration payable upon the surrender of such Certificates and Uncertificated Shares. Until so surrendered, outstanding Certificates and Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the Merger Consideration, without interest, less any applicable withholding taxes, and certain dividends or other distributions pertaining to Shares formerly represented by such Certificates or Uncertificated Shares, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement. Notwithstanding anything to the Merger Agreement, no holder of Uncertificated Shares will be required to provide a Certificate or an executed letter of transmittal to the paying agent in order to receive the payment that such holder is entitled to receive pursuant to the terms and conditions of the Merger Agreement.
After the completion of the Merger, you will cease to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration and the right to receive certain dividends and other distributions, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement.
None of the Surviving Corporation, Parent, Merger Sub or the paying agent will be liable to any holder of Shares for any amount of Merger Consideration properly delivered to a public official pursuant to any applicable abandoned property law, escheat law or similar law. If any Certificate or Uncertificated Share has not been surrendered prior to the time that is immediately prior to the time at which Merger Consideration in respect of such Certificate or Uncertificated Share would otherwise escheat to or become the property of any governmental entity, any such Shares, cash, dividends or distributions in respect of such Certificate or Uncertified Share shall, to the extent permitted by applicable law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.

THE MERGER AGREEMENT
The Merger Agreement
The following describes the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference herein in its entirety. The descriptions in this section and elsewhere in this proxy statement are subject to, and qualified in their entirety by, reference to the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read carefully the Merger Agreement in its entirety before making any decisions regarding the Merger because it is the principal document governing the Merger.
The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement and are not intended to provide you with any factual information about us or to modify or supplement any factual disclosures about us contained in this proxy statement or in our public reports filed with the SEC. In particular, the Merger Agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding the actual state of any facts and circumstances relating to the Company. Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section titled “Where You Can Find More Information.”
The Merger Agreement contains representations and warranties by and covenants of each of the parties to the Merger Agreement that were made only for the purposes of the Merger Agreement and as of specified dates. Those representations, warranties and covenants were made solely for the benefit of the parties to the Merger Agreement, were qualified and subject to important limitations in connection with the negotiation of the Merger Agreement (including by being qualified by confidential disclosure schedules and certain other disclosures exchanged between the parties to the Merger Agreement, which are not reflected in the Merger Agreement) and may be subject to contractual standards of materiality which may differ from what may be viewed as material by you or other investors. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the transactions contemplated thereby if the representations and warranties of the other party prove to be untrue due to a change in circumstances or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. As of the date of this proxy statement, except as set forth in the Company’s public disclosures, there are no specific material facts that exist that the Company believes materially contradicts its representations and warranties in the Merger Agreement. The Company will provide additional disclosure in its public reports to the extent it becomes aware of the existence of any specific material facts that are required to be disclosed under U.S. federal securities laws and might contradict its representations and warranties contained in the Merger Agreement. In any event, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference herein. See the section titled “Where You Can Find More Information.”
Capitalized terms used herein and not otherwise defined in this proxy statement have the meanings set forth in the Merger Agreement. Stockholders and other interested parties should read the Merger Agreement for a more complete description of the provisions summarized below.
The Merger
The Merger Agreement provides that, subject to and in accordance with the terms and conditions of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into the Company in accordance with the applicable provisions of the DGCL. Upon completion of the Merger, the separate existence of Merger Sub will cease and the Company shall be the surviving corporation (the “Surviving

Corporation”) and shall become a direct, wholly owned Subsidiary of Parent, and the separate corporate existence of the Company, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger.
Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the properties, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
The Merger Consideration
At the Effective Time:
•
each Share that is issued and held by the Company or any of the Company’s direct or indirect wholly owned subsidiaries, and each Share that is owned by Parent, Merger Sub or any of their respective wholly owned subsidiaries (including the Rollover Shares), in each case immediately prior to the Effective Time, will automatically be canceled and will cease to exist, and no consideration will be issued or delivered in exchange therefor;

•
each Share issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares) will be converted automatically into the right to receive the Merger Consideration of $87.50 per Share in cash, without any interest thereon and less any withholding taxes required by applicable law, subject to and in accordance with the terms and conditions of the Merger Agreement. All such Shares, when so converted, will cease to be outstanding and will cease to exist. Each holder of any such Share outstanding immediately prior to the Effective Time shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be issued or paid in consideration therefore and the right to receive certain dividends and other distributions, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement; and

•
each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and will represent one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation and will constitute the only outstanding shares of the Surviving Corporation as of immediately after the Effective Time (other than the Rollover Shares).

Impact of Stock Splits, Etc.
In the event of any change in the number of Shares (or either class thereof), or securities convertible or exchangeable into or exercisable for Shares (including options to purchase Shares) issued and outstanding after the date of the Merger Agreement and prior to the Effective Time by reason of any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, combination, exchange of Shares or the like (excluding, for the avoidance of doubt, any conversion of shares of Class A Common Stock into shares of Class B Common Stock, in accordance with the Company’s organizational documents), the Merger Consideration will be equitably adjusted to provide to the holders of Shares the same economic effect as contemplated by the Merger Agreement prior to such event, subject to further adjustment in accordance with the Merger Agreement.
Treatment of Equity Compensation Awards
Vested Company SARs.   At the Effective Time of the Merger, each Vested Company SAR, will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Shares subject to such Vested Company SAR multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per Share base price of such Vested Company SAR, subject to any required withholding of taxes. Amounts payable in respect of the cancelled Vested Company SARs will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger).
Unvested Company SARs.   At the Effective Time of the Merger, each outstanding Unvested Company SAR will be cancelled and replaced with a right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of Shares subject to such Unvested Company SAR multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per Share base price of such Unvested Company SAR, and such amount will be payable in accordance with such Unvested Company SAR’s vesting terms, subject to any required withholding of taxes.
Vested Company RSUs and Vested Company PSUs.   At the Effective Time of the Merger, each (i) Vested Company RSU and (ii) Vested Company PSU will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Shares subject to the Vested Company RSU and/or Vested Company PSU (with Company PSUs granted in 2019 earned based on actual performance achieved through the Effective Time and Company PSUs granted in 2021 deemed earned at 100% of target level of performance), multiplied by (B) the Merger Consideration, subject to any required withholding of taxes. Amounts payable in respect of the cancelled Vested Company RSUs and cancelled Vested Company PSUs will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger).
Unvested Company RSUs and Unvested Company PSUs.   At the Effective Time of the Merger, each tranche of Unvested Company RSUs and Unvested Company PSUs will be cancelled and replaced with a right to receive an amount in cash, without interest, equal to (A) the amount of the Merger Consideration multiplied by (B) the aggregate number of Shares subject to such Unvested Company RSUs and Unvested Company PSUs immediately prior to the Effective Time of the Merger (with Company PSUs granted in 2019 earned based on actual performance achieved through the Effective Time of the Merger and Company PSUs granted in 2021 deemed earned at 100% of target level of performance) (the “Cash Replacement Company RSU/PSU Amounts”).
For each tranche of cancelled Unvested Company RSUs and Unvested Company PSUs, except as otherwise provided by the terms of the Merger Agreement, 50% of the Cash Replacement Company RSU/PSU Amounts, subject to any required withholding of taxes, will be paid promptly following the Effective Time of the Merger (and in no case later than five (5) days following the Effective Time of the Merger). Except as otherwise provided by the terms of the Merger Agreement, the remaining 50% of the Cash Replacement Company RSU/PSU Amounts for each tranche of cancelled Unvested Company RSUs and Unvested Company PSUs will vest, subject to the holder’s continued service with Parent and its affiliates (including the surviving Company and its subsidiaries) through the applicable vesting dates, subject to any required withholding of taxes, at the same time as the Unvested Company RSU and Unvested Company PSUs for which such Cash Replacement Company RSU/PSU Amount were exchanged, would have vested pursuant to their terms or upon an earlier qualifying termination of employment by the Company without cause or a resignation by the holder for good reason (as described in the Merger Agreement).
Exchange Procedures and Payment Procedures
Prior to the Effective Time, Parent will enter into an agreement with a paying agent designated by Parent and reasonably acceptable to the Company to act as agent for the holders of Shares in connection with the Merger and to receive the Merger Consideration and any dividends or other distributions to which they are entitled, subject to and in accordance with the terms and conditions of the Merger Agreement. On the Closing Date and substantially concurrently with the filing of the Certificate of Merger, Parent will deposit, or cause to be deposited, with the paying agent, for the benefit of the holders of Shares issued and outstanding immediately prior to the Effective Time (other than the holders of the Excluded Shares), an amount in cash sufficient to pay the aggregate Merger Consideration payable at or in connection with the Closing (the “Exchange Fund”). The paying agent will, pursuant to irrevocable instructions, deliver the Merger Consideration contemplated to be issued in exchange for Shares pursuant to the Merger Agreement out of the Exchange Fund.
Promptly following the Effective Time, and in any event not more than three (3) business days thereafter, Parent and the Surviving Corporation will cause the paying agent to mail to each holder of record (as of immediately prior to the Effective Time) of (i) the Certificates, and (ii) the Uncertificated Shares, (A) a letter of transmittal, and (B) instructions for use in effecting the surrender of the Certificates and Uncertificated Shares in exchange for the Merger Consideration payable in respect thereof and any dividends or other distributions to which they are entitled, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement.

Upon surrender of Certificates for cancellation to the paying agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive, and the paying agent shall promptly pay, in exchange therefor, an amount in cash equal to the Merger Consideration payable in respect of the number of Shares represented by such Certificate, and the Certificates so surrendered will forthwith be cancelled.
Upon receipt of an “agent’s message” by the paying agent (or such other evidence, if any, of transfer as the paying agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the holders of such Uncertificated Shares will be entitled to receive, and the paying agent will promptly pay, in exchange therefor, an amount in cash equal to the Merger Consideration payable in respect of the number of Shares represented by such holder’s transferred Uncertificated Shares, and the transferred Uncertificated Shares so surrendered will be cancelled. The paying agent will accept such Certificates and transferred Uncertificated Shares upon compliance with such reasonable terms and conditions as the paying agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices. The paying agent may reduce the amount of any Merger Consideration paid in respect of Shares by any applicable withholding taxes. No interest will be paid or accrued for the benefit of holders of the Certificates and Uncertificated Shares on the Merger Consideration payable upon the surrender of such Certificates and Uncertificated Shares. Until so surrendered, outstanding Certificates and Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the Merger Consideration payable in respect thereof, without interest, less any applicable withholding taxes, and any dividends or other distributions pertaining to Shares formerly represented by such Certificates or Uncertificated Shares, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement. Notwithstanding anything to the contrary in the Merger Agreement, no holder of Uncertificated Shares will be required to provide a Certificate or an executed letter of transmittal to the paying agent in order to receive the payment that such holder is entitled to receive pursuant to the Merger Agreement.
Prior to the Effective Time, Parent and the Company will cooperate to establish procedures with the paying agent and the Depository Trust Company with the objective that the paying agent will transmit to the Depository Trust Company or its nominees on the first business day after the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to the Merger Consideration payable in respect of the number of Shares (other than the Excluded Shares) held of record by the Depository Trust Company or such nominee immediately prior to the Effective Time.
Withholding
Each of Parent, the Company, Merger Sub, the Surviving Corporation and the paying agent will be entitled to deduct and withhold (or cause to be deducted and withheld) from the amounts otherwise payable to any holder of Shares or holder of equity or equity-based awards under the Company stock plan pursuant to the Merger Agreement such amounts as Parent, the Company, Merger Sub, the Surviving Corporation or the paying agent, as the case may be, determines are required to be deducted or withheld with respect to the making of such payments under applicable law. To the extent that amounts are so properly deducted or withheld and timely paid over to the appropriate Governmental Entity by Parent, the Company, Merger Sub, the Surviving Corporation or the paying agent, as the case may be, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction or withholding was made.
Dissenters’ Rights
If required by the DGCL (but only to the extent required thereby), the Dissenting Shares will not be converted into the right to receive the Merger Consideration, and holders of such Dissenting Shares will be entitled to receive payment of the fair value of such Dissenting Shares, in accordance with, but only if and when required by, the provisions of such Section 262 of the DGCL, unless and until any such holder fails to perfect or effectively withdraws or loses his, her, its or their rights to appraisal and payment under the DGCL.
If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such rights, such Dissenting Shares will thereupon be treated as if they had been converted into, at the Effective Time, the right to receive the Merger Consideration, without any interest thereon, and the Surviving Corporation will remain liable for payment of the Merger Consideration for such Shares.
At the Effective Time, any holder of Dissenting Shares will cease to have any rights with respect thereto other than such rights as are provided to holders of Dissenting Shares pursuant to Section 262 of the DGCL. The Company shall give Parent (i) prompt written notice of any demands received by the Company for appraisals of Shares, withdrawals of such demands and any other instruments relating to appraisal demands received by the Company pursuant to Section 262 of the DGCL and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands and the Company shall consider in good faith comments or suggestions proposed by Parent with respect to such demands; provided, that, until the Effective Time, the Company will not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands or waive any failure to timely deliver a written demand for appraisal or otherwise to comply with Section 262 of the DGCL.
Organizational Documents, Directors and Officers of the Surviving Corporation
At the Effective Time:
•
the certificate of incorporation of the Company as in effect immediately prior to the Effective Time will be amended and restated to read in its entirety as set forth in Exhibit A to the Merger Agreement and, as so amended and restated, will be the certificate of incorporation of the Surviving Corporation, until, subject to certain terms of the Merger Agreement, thereafter amended in accordance with its terms and the DGCL;

•
the parties to the Merger Agreement will take all necessary actions so that, at the Effective Time, the bylaws of the Company as in effect immediately prior to the Effective Time will be amended and restated to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time (except (i) that all references therein to Merger Sub will be amended to become references to the Surviving Corporation and (ii) for any changes as necessary to comply with the Merger Agreement) and, as so amended and restated, will be the bylaws of the Surviving Corporation, until, subject to certain terms of the Merger Agreement, thereafter amended in accordance its terms, the certificate of incorporation of the Surviving Corporation and the DGCL;

•
the parties to the Merger Agreement will take all necessary actions so that, at the Effective Time, the officers of the Company will constitute the only officers of the Surviving Corporation, and such officers will serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the organizational documents of the Surviving Corporation; and

•
the parties to the Merger Agreement will take all necessary actions so that, at the Effective Time, the directors of Merger Sub will become and constitute the only directors of the Surviving Corporation, and such directors will serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the organizational documents of the Surviving Corporation.

Closing of the Merger
Upon the terms and subject to the conditions set forth in the Merger Agreement, the Closing will take place as soon as practicable (but in any event no later than the second (2nd) business day) after the satisfaction or (to the extent permitted by applicable law) waiver in accordance with the Merger Agreement of all the conditions to the Closing (see “— Conditions to the Completion of the Merger”) (other than any such conditions which by their nature cannot be satisfied until the Closing Date, which will be required to be so satisfied or (to the extent of applicable law) waived in accordance with the Merger Agreement on the Closing Date) via electronic exchange of documents and signature pages, or such other time, date or place as Parent and the Company may agree in writing.
Effective Time of the Merger
The Merger shall become effective, at the Effective Time, upon the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware, or at such later time and date as may be agreed upon in writing by the parties to the Merger Agreement and specified in the Certificate of Merger in accordance with the DGCL.
Delisting
If the Merger is completed, there will be no further market for the Shares and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company’s securities will be delisted from the Nasdaq and deregistered under the Exchange Act. The Company, however, cannot assure Closing of the Merger by any particular date, if at all.
Representations and Warranties
In the Merger Agreement, the Company made customary representations and warranties to Parent and Merger Sub, including with respect to organization and qualification, capital structure, general authority and standing, subsidiaries and equity interests, authority, enforceability, the absence of conflicts and necessary consents, SEC documents and financial statements, absence of undisclosed liabilities, information supplied in certain documents, absence of certain changes or events, taxes, title to properties, litigation, compliance with laws, permits, employee benefits and ERISA matters, labor relations, environmental matters, contracts and commitments, intellectual property rights, anti-takeover laws, international trade and anti-corruption, privacy and data security, brokers’ and advisors’ fees, the opinion of the Special Committee’s financial advisors, insurance, related party transactions, no other representations or warranties and reliance. Parent and Merger Sub have made customary representations and warranties to the Company, including with respect to, among other matters, organization and qualification, general authority and standing, authority, enforceability, the absence of conflicts and necessary consents, financing, information supplied in certain documents, litigation, brokers’ and advisors’ fees, ownership and activities of Merger Sub, ownership of Shares, solvency, the Limited Guaranty, the absence of certain arrangements, no other representations or warranties and reliance.
Some of the representations and warranties in the Merger Agreement made by the Company are qualified as to “materiality” or by reference to a “Company Material Adverse Effect.” For purposes of the Merger Agreement, a “Company Material Adverse Effect” means any event, change, development, occurrence, result or effect (i) that, individually or in the aggregate with any one or more of the foregoing, has had or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) would reasonably be expected to prevent, materially impair or delay beyond the Outside Date the consummation by the Company of the Merger, except, with respect to clause (i) only, that no such event, change, development, occurrence, result or effect resulting or arising from the following, individually or in the aggregate, will constitute or will be considered in making such determination:
A.
changes in economic, regulatory, political, business, financial or market conditions in the United States or elsewhere in the world;

B.
changes in the credit, debt, financial or capital markets or in interest or exchange rates, in each case, in the United States or elsewhere in the world;

C.
changes in conditions affecting the industry in which the Company and its subsidiaries operate;

D.
any outbreak of any military conflict, declared or undeclared war, armed hostilities, or acts of foreign or domestic terrorism (including cyber-terrorism);

E.
any epidemic, plague, pandemic or other outbreak of illness or public health event (including COVID-19), hurricane, flood, tornado, earthquake or other natural disaster or act of God (or any worsening of the foregoing), including, in each case, the response of governmental and non-governmental entities (including COVID-19 Measures);

F.
any failure by the Company or any of its subsidiaries to meet any internal or external projections or forecasts, any change in the market price or trading volume of the Shares or any change in the Company’s credit rating (but excluding, in each case, the underlying causes of such failure or decline unless such underlying causes are otherwise included in the exceptions to this definition);

G.
the public announcement, pendency or performance of the transactions contemplated by the Merger Agreement or the identity of, or any facts or circumstances relating to Parent, Merger Sub or their respective affiliates, including, in any such case, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors, lenders, investors, licensors, licensees, venture partners or employees (other than, in each case, for the purposes of certain representations or warranties regarding our authority and enforceability, the absence of conflicts and necessary consents);

H.
changes in, including any actions taken to comply with any change in, applicable laws or the interpretation thereof;

I.
changes in, including any actions taken to comply with any change in, GAAP or any other applicable accounting standards or the interpretation thereof;

J.
any action required or specifically permitted to be taken by the Company pursuant to the terms of the Merger Agreement or taken at the direction of Parent or Merger Sub;

K.
any breach of the Merger Agreement by Parent or Merger Sub; or

L.
any stockholder litigation (or a derivative or similar claim) or other proceeding brought in connection with the Merger Agreement or any of the transactions contemplated thereby, including breach of fiduciary duty or inadequate disclosure claims;

provided, however, that any event, change, development, occurrence, result or effect arising out of or resulting from any change or event referred to in items (A), (B), (C), (D), (E), (H) or (I) above may constitute, and be taken into account in determining the occurrence of, a Company Material Adverse Effect if and only to the extent that such change or event has a materially disproportionate adverse impact on the Company and its subsidiaries, taken as a whole, as compared to any other participants that operate in the industries in which the Company and its subsidiaries operate.
Subject to certain limited exceptions, the representations and warranties will not survive consummation of the Merger, and cannot be the basis for claims under the Merger Agreement by any party after the Effective Time.
Covenants Related to the Company’s Conduct of Business
During the period from the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, and except (i) as expressly permitted or required by the Merger Agreement, (ii) as may be required by applicable law or pursuant to the terms of any Company benefit plan as in effect as of the date of the Merger Agreement, (iii) for any actions taken reasonably and in good faith in response to COVID-19 or COVID-19 Measures, (iv) as set forth in the confidential disclosure letter to the Merger Agreement or (v) with the prior written consent of Parent (which consent may not be unreasonably withheld, conditioned or delayed), the Merger Agreement obligates the Company to, and obligates the Company to cause each of its subsidiaries to, (a) use its reasonable best efforts to conduct its business and the business of the Company’s subsidiaries in the ordinary course in all material respects, and, to the extent consistent therewith, (b) use commercially reasonable efforts to preserve intact its business organizations, goodwill and assets and maintain its rights, franchises and existing relations with customers, suppliers, officers, employees and business associates.
Without limiting the foregoing, the Merger Agreement also contains specific restrictive covenants as to certain activities of the Company and its subsidiaries from the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, as applicable. These covenants provide that, subject to clauses (i) through (v) in the immediately preceding paragraph, the Company will not, and will cause each of its subsidiaries not to, take any of the following actions:
A.
issue, sell, or otherwise permit to become outstanding, or authorize the creation of, any additional equity or any additional Rights other than the issuance of Shares in respect of the vesting, settlement or exercise of compensatory share rights outstanding as of the date of the Merger Agreement, subject to and in accordance with the terms and condition of the Merger Agreement;

B.
(i) split, combine or reclassify any of its equity interests or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for its equity interests, or (ii) repurchase, redeem or otherwise acquire, or permit any subsidiary to purchase, redeem or otherwise acquire, any membership, partnership or other equity interests or Rights, except as required by the terms of the Company stock plans and any related award agreements outstanding and in effect as of the date of the Merger Agreement in accordance with their terms in effect as of the date of the Merger Agreement or to satisfy any tax withholding obligations of the holder thereof or as required by the terms of its securities outstanding on the date of the Merger Agreement (or granted following such date in accordance with the Merger Agreement) or by any Company benefit plan;

C.
(i) sell, lease, sublease, license, sublicense, abandon, waive, relinquish, transfer, pledge, abandon, assign, swap, mortgage or otherwise dispose of or subject to any lien all or any material portion of its assets, businesses or properties other than (A) any sales, leases, or dispositions of assets (other than intellectual property) in the ordinary course of business consistent with past practice, including the factoring of receivables in the ordinary course of business consistent with past practice or (B) any distributions expressly permitted under Item D below, or (C) any non-exclusive licenses or sublicenses of intellectual property granted to customers for the use of, or in connection with, Company products in the ordinary course of business consistent with past practice, (ii) acquire (by merger or otherwise) or lease any assets or all or any portion of (or interests in) the business or property of any other entity; provided, that, for the avoidance of doubt, this shall not restrict purchases of products or supplies by the Company and its subsidiaries in the ordinary course of business, (iii) merge, consolidate or enter into any other business combination transaction with any person (other than as permitted by the foregoing clause (ii)); or (iv) convert from a limited partnership, limited liability company or corporation, as the case may be, to any other business entity;

D.
make or declare dividends or distributions (whether in cash, assets, stock, other securities or otherwise) to (i) the holders of Shares or any Company subsidiary or (ii) any other equityholders or Rights holder of the Company or any Company subsidiary (other than any dividend or distribution from a wholly owned Company subsidiary to the Company or to any other wholly owned Company subsidiary); provided, that, per the confidential disclosure letter to the Merger Agreement, the Company is permitted to pay its regular quarterly dividend, declared on June 21, 2021;

E.
amend the Company’s or any Company subsidiary’s organizational documents as in effect on the date of the Merger Agreement;

F.
enter into any contract that would constitute a Company Specified Contract that is outside the ordinary course of business;

G.
modify, amend, terminate or assign, or waive or assign any rights under, any Company Specified Contract in any material manner;

H.
waive, release, assign, settle or compromise any material proceeding or compromise any proceeding if such settlement or compromise (i) involves a material conduct remedy or material injunctive or similar relief, (ii) involves an admission of criminal wrongdoing by the Company or any Company subsidiary, (iii) has in any material respect a restrictive impact on the business of Company or any Company subsidiary or (iv) involving the payment of more than $1,000,000;

I.
implement or adopt any change in its GAAP accounting principles, practices or methods, other than as may be required by GAAP;

J.
fail to use commercially reasonable efforts to maintain, with financially responsible insurance companies, insurance in such amounts and against such risks and losses as is maintained by it at present;

K.
(i) make, change, revoke, rescind or otherwise modify any material election relating to taxes, (ii) settle, consent to, or compromise any proceeding, audit or controversy relating to material taxes, (iii) amend any tax return in any material respect, (iv) enter into any closing agreement with respect to any material tax, (v) surrender any right to claim a material tax refund, (vi) adopt, change, or otherwise modify any material tax accounting period or any tax accounting method, (vii) consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment, or (viii) incur any material tax liability outside the ordinary course of business or fail to pay any income or other material tax (including any estimated tax) that becomes due and payable;
L.
except as required by applicable law, expressly required or permitted by the Merger Agreement or required by the terms of any Company benefit plan, (i) grant or commit to grant to any current or former director, officer, employee, contractor, consultant or service provider any increase in cash compensation, bonus or fringe or other benefits, other than with respect to employees who are not directors or executive officers in the ordinary course of business consistent with past practice or in connection with the Company’s or any of its subsidiaries’ annual merit-based compensation review process or discretionary bonus practices, provided, that, no such increase shall exceed 5% of an individual’s annual cash compensation, (ii) establish, adopt, enter into, terminate or amend, or take any action to accelerate the vesting or payment of any compensation or benefits under, any Company benefit plan, except for amendments to Company benefit plans made in the ordinary course of business consistent with past practice that do not materially increase the expense of maintaining such plan, (iii) grant or amend any equity or equity-based awards except amendments required by existing Company stock plans, (iv) other than in the ordinary course of business consistent with past practice with respect to non-officer employees, contractors, consultants or service providers, enter into any employment, consulting, change in control, retention or severance agreement with, or grant or provide any severance, change in control, or retention payments or benefits to, any current or former director, officer, employee, contractor, consultant or service provider, (v) hire any officer, employee, contractor or consultant, other than individuals with an annual base salary less than $300,000, or, other than in the ordinary course of business consistent with past practice, terminate the employment or services (other than for cause) of any officer, employee, contractor, consultant or service provider with an annual base salary more than $300,000, or (vi) take any action to accelerate the vesting or payment date of any Company equity awards or accelerate the vesting or payment of any compensation or benefits, or the funding of any compensation or benefits, payable, provided or to become payable or provided under a Company benefit plan or otherwise;

M.
(i) incur, assume, guarantee or otherwise become liable for any indebtedness (directly, contingently or otherwise), other than borrowings under existing revolving credit facilities in the ordinary course of business consistent with past practice, (ii) redeem, repurchase, cancel or otherwise acquire any indebtedness (directly, contingently or otherwise), (iii) other than with respect to the existing revolving credit facilities, create any material lien that is not a permitted lien on its property or the property of any Company subsidiary in connection with any pre-existing indebtedness, new indebtedness or lease or (iv) make or commit to make any capital expenditures, except in the ordinary course of business consistent with past practice;

N.
enter into any transaction or contracts with any affiliate or other person that would be required to be disclosed by the Company under Item 404 of SEC Regulation S-K;

O.
authorize, recommend, propose or announce an intention to adopt a plan of complete or partial dissolution or liquidation;

P.
make any loans, advances or capital contributions to, or investments in, any person or entity (other than the Company or any wholly owned subsidiary or in connection with indemnification and advancement rights of the Company’s directors and officers) other than loans, advances or capital contributions in the form of trade credit granted to customers in the ordinary course of business consistent with past practice;

Q.
disclose any material source code or material trade secrets to any person, except in the ordinary course of business consistent with past practice and pursuant to a non-disclosure agreement;

R.
unless required by law, recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or its subsidiaries;

S.
implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that could implicate the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar laws;

T.
waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor; or

U.
agree or commit to do anything prohibited in this section of this proxy statement entitled “Covenants Related to the Company’s Conduct of Business.”

Employee Matters
Parent has agreed that it will, or will cause the Surviving Corporation to, provide to each employee of the Company and its subsidiaries immediately prior to the Effective Time (each, a continuing employee), other than employees whose terms and conditions of employment are governed by a collective bargaining agreement, for a period of one (1) year following the Effective Time, for so long as the continuing employee is employed by the Surviving Corporation during such period after the Effective Time, (i) base cash compensation that is no less favorable than as in effect immediately prior to the Effective Time, (ii) short-term bonus and short-term incentive opportunities (excluding any equity or equity-based compensation) that are no less favorable in the aggregate than those in effect immediately prior to the Effective Time, (iii) severance benefits to each continuing employee that are no less favorable than those under the Company benefit plans as in effect immediately prior to the Effective Time (including, but not limited to, the Company’s change in control severance policy, and any other severance policies) or benefit plans, programs, policies, agreements and arrangements of Parent or the Surviving Corporation as in effect at the time of termination of employment, whichever is greater and (iv) employee benefit plans and arrangements (other than defined benefit pension, retiree welfare, base cash compensation, short-term and long-term bonus and short-term and long-term incentive opportunities, nonqualified deferred compensation, change in control, equity and equity-based compensation and severance benefits) to continuing employees that are no less favorable in the aggregate to either those provided to the continuing employees as of the date of the Merger Agreement or those provided similarly situated employees of Parent or any of its affiliates.
Parent has agreed to take commercially reasonable actions necessary or appropriate to permit each continuing employee to either continue to participate from and after the Closing Date for the continuation period in the company benefit plans (excluding any equity or equity-based arrangements or any long-term incentive arrangements) in which such continuing employee participated immediately prior to the Closing Date, or be eligible to participate from and after the Closing Date in benefit plans of Parent or any of its affiliates. To the extent Parent causes a continuing employee to cease to be eligible to participate in the Company’s benefit plan and instead provides for such continuing employee to be eligible to participate in a replacement plan sponsored or maintained by Parent or one of its affiliates, if any such replacement plan is a group health plan, each participating continuing employee must be credited, for the year in which the Closing occurs, with any deductibles and copayments already incurred during such year under the Company benefit plan being replaced. Parent will, or will cause the Surviving Corporation, or their affiliates to, use commercially reasonable efforts to recognize each continuing employee’s years of service and level of seniority with the Company and its subsidiaries (including service and seniority with any other employer that was recognized by the Company and its subsidiaries) for purposes of terms of employment and eligibility, vesting and vacation benefit determination (but not for benefit accruals under any defined benefit pension plan or eligibility for any retiree health or welfare benefit) under the replacement plans. Parent must use commercially reasonable efforts to cause each replacement plan to waive any pre-existing condition exclusion or restriction with respect to participation and coverage requirements under a replacement plan that is a group health plan applicable to a continuing employee for the plan year in which the Closing occurs to the extent such exclusion or restriction did not apply with respect to such continuing employee under the corresponding Company benefit plan. Furthermore, Parent and the Surviving Corporation must honor all Company benefit plans in accordance with their terms (it being understood that nothing in the Merger Agreement described under this “— Employee Matters” heading shall be deemed to prohibit the Surviving Corporation, Parent or its affiliates from amending, modifying, replacing or terminating such arrangements in accordance with their terms).
Nothing in the Merger Agreement, described under this heading or elsewhere, will constitute an establishment of, termination of, modification of, amendment to, or be construed as establishing, terminating, modifying, or amending, any benefit or compensation plan, program, contract, arrangement or agreement sponsored, maintained or contributed to by the Company, Parent or any of their respective subsidiaries (including Merger Sub), nor prohibit or limit the ability of Parent, the Surviving Corporation or any of their affiliates to establish, amend, modify or terminate any benefit or compensation plan, program, contract, arrangement or agreement at any time. The provisions of the Merger Agreement described under this heading are for the sole benefit of the parties to the Merger Agreement and nothing herein or therein, expressed or implied, is intended or will be construed to confer upon or give to any person (including, for the avoidance of doubt, any continuing employee or other current or former employee of the Company or any of its subsidiaries), any legal or equitable or other rights or remedies under or by reason of any statement or provision in this proxy or in the Merger Agreement.
No Solicitation by the Company
The Company has agreed that, during the term of the Merger Agreement and subject to certain exceptions set forth in the Merger Agreement:
•
the Company will not and will cause its subsidiaries and its and their respective directors and officers not to, and will instruct and use reasonable best efforts to cause its and their respective representatives not to, directly or indirectly (i) initiate, solicit or knowingly encourage or knowingly facilitate the making of any Company Acquisition Proposal or any other offer or proposal that would reasonably be expected to lead to a Company Acquisition Proposal, (ii) other than informing third parties of the existence of the provisions described in the section of the Merger Agreement entitled “No Solicitation by the Company and Company Change in Recommendation” and engaging in discussions with any person or group or their respective representatives who has made a Company Acquisition Proposal solely for the purpose of clarifying the terms of such Company Acquisition Proposal or determining whether such person intends to provide any documents (or additional documents) containing the terms and conditions of such Company Acquisition Proposal, engage in, continue or otherwise participate in negotiations or discussions with, or furnish any non-public information concerning the Company or any of its subsidiaries to, any third party in connection with a Company Acquisition Proposal or (iii) enter into any acquisition agreement, letter of intent, agreement in principle or similar agreement with respect to a Company Acquisition Proposal. Notwithstanding anything to the contrary contained in the Merger Agreement, the Company shall be permitted to grant waivers of, and not enforce, any standstill provision or similar provision that has the effect of prohibiting the counterparty thereto from making an unsolicited Company Acquisition Proposal; and

•
the Company will, and will cause its subsidiaries and its and their respective officers and directors, and will instruct and use reasonable best efforts to cause its other representatives to cease and cause to be terminated any discussions or negotiations with any person and its representatives that would be prohibited by the section of the Merger Agreement entitled “No Solicitation by the Company and Company Change in Recommendation,” request the prompt return or destruction of all non-public information concerning the Company and its subsidiaries theretofore furnished to any such person with whom a confidentiality agreement with respect to an actual or potential Company Acquisition Proposal was entered into at any time within twelve (12) months immediately preceding the date of the Merger Agreement and will (i) cease providing any further information with respect to the Company or any Company Acquisition Proposal to any such person or its representatives; and (ii) terminate all access granted to any such person and its representatives to any physical or electronic data room (or any other diligence access).

For the purposes of this proxy statement and the Merger Agreement, unless otherwise stated, “Company Acquisition Proposal” means any offer, proposal or indication of interest, including any amendment or modification to any existing offer, proposal or indication of interest (other than, in each case, an offer, proposal or indication of interest made or submitted by or on behalf of Parent), relating to, other than the Merger and the other transactions contemplated by the Merger Agreement, any transaction (including any single- or multi-step transaction), or series of related transactions with a person or “group” (as defined in the Exchange Act) relating to (a) the direct or indirect issuance to such person or “group” or acquisition by such person or “group” of securities (or options, rights or warranties to purchase, or securities convertible into or exchangeable for, such securities) representing at least 20% of the Shares or voting power of the Company or (b) the direct or indirect acquisition by such person or “group” of any business or assets of the Company and the Company subsidiaries representing at least 20% of the consolidated assets or revenue of the Company (including indirectly through ownership of equity in Company subsidiaries) and the Company’s subsidiaries, taken as a whole, in either of cases (a) or (b), pursuant to a merger (including a reverse merger in which the Company is the Surviving Corporation), reorganization, recapitalization, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer, exchange offer or other similar transaction.
Notwithstanding anything to the contrary in the Merger Agreement, if, prior to obtaining the Company Stockholder Approval, the Company receives a bona fide written Company Acquisition Proposal, which proposal was made after the date of the Merger Agreement and did not result from a material breach of the provisions of the Merger Agreement described in the section of the Merger Agreement entitled “No Solicitation by the Company and Company Change in Recommendation,” and the Special Committee determines in good faith, after consultation with its financial advisor and outside counsel, that (A) such proposal constitutes or could reasonably be expected to lead to, a Company Superior Proposal, and (B) the failure to take the actions contemplated by the provisions of the Merger Agreement described in clause (b) of the section of the Merger Agreement entitled “No Solicitation by the Company and Company Change in Recommendation” would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law, then the Special Committee, the Company and their respective representatives may, subject to compliance with the provisions of the Merger Agreement described in the section of the Merger Agreement entitled “No Solicitation by the Company and Company Change in Recommendation” do any or all of the following: (i) furnish any information (including non-public information) or access thereto to any third party making such Company Acquisition Proposal and its representatives and potential financing sources (subject to certain conditions, including the execution of a confidentiality agreement and promptly (and in any event no later than twenty four (24) hours after making such information or other materials available to such third party) providing or making available such information or other materials to Parent if not previously provided) or (ii) participate or engage in negotiations or discussions with the person or group making such Company Acquisition Proposal and its representatives and potential financing sources regarding such Company Acquisition Proposal.
For the purposes of this proxy statement and the Merger Agreement, unless otherwise stated, “Company Superior Proposal” means a bona fide written Company Acquisition Proposal (provided, that, for this purpose the references to “20%” in the definition thereof will be deemed to be references to “75%”) made by a third party, that did not result from a material breach of the provisions of the Merger Agreement described in the section titled “No Solicitation by the Company and Company Change in Recommendation” and that the Special Committee determines in its good faith judgment (after consultation with its financial advisors and outside counsel), taking into account all of the terms and conditions of such Company Acquisition Proposal and the Merger Agreement (including any offer by Parent to amend the terms of the Merger Agreement and taking into account all financial, legal, regulatory and other aspects of such Company Acquisition Proposal that the Special Committee considers in good faith to be appropriate (including the conditionality and the timing and likelihood of consummation of such proposal) is reasonably likely to be consummated in accordance with its terms and would, if consummated, result in a transaction that is more favorable to the Company’s stockholders (solely in their capacity as such, and other than the Lopker Entities in connection with the rollover) from a financial point of view than the Merger and the other transactions contemplated by the Merger Agreement.
Except as otherwise permitted by the provisions of the Merger Agreement described in the section titled “No Solicitation by the Company and Company Change in Recommendation,” neither the QAD Board nor any committee thereof (including the Special Committee) shall (i) (A) withdraw (or modify, amend or qualify in a manner adverse to Parent), or propose publicly to withdraw (or modify, amend or qualify in a manner adverse to Parent), the Company Board Recommendation (it being understood that it shall be considered adverse to Parent if (1) any Company Acquisition Proposal structured as a tender or exchange offer is commenced and the Special Committee and the QAD Board fails to publicly recommend against acceptance of such tender or exchange offer by the Company’s stockholders within ten (10) business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (2) any Company Acquisition Proposal is publicly announced (other than by the commencement of a tender or exchange offer) and the Special Committee and the QAD Board fail to issue a public press release within five (5) business days of such public announcement providing that the Special Committee and the QAD Board reaffirm the Company Board Recommendation), (B) fail to publicly reaffirm the Company Board Recommendation within five (5) business days after Parent so requests in writing (it being understood that the Company will have no obligation to make such reaffirmation on more than two (2) separate occasions plus one more time for each time a Company Acquisition Proposal or material modification thereto shall have become publicly known), (C) fail to include the Company Board Recommendation in the proxy statement, or (D) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Company Acquisition Proposal (any action described in this clause (i) being referred to as a “Company Change in Recommendation”) or (ii) approve or recommend or propose publicly to approve or recommend, or enter into, any acquisition agreement, letter of intent, agreement in principle or similar agreement (other than certain permitted confidentiality agreements) with respect to a Company Acquisition Proposal (a “Company Alternative Acquisition Agreement”).
Notwithstanding anything to the contrary in the provisions of the Merger Agreement, at any time prior to the receipt of the Company Stockholder Approval, the QAD Board, upon the recommendation of the Special Committee, may make a Company Change in Recommendation in response to a Company Intervening Event if (i) the Special Committee determines in good faith, after consultation with its outside legal counsel, that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, (ii) (A) the Company has provided Parent at least four (4) business days’ written notice prior to making any such Company Change in Recommendation, which notice shall describe the Company Intervening Event in reasonable detail and which notice shall not itself constitute a Company Change in Recommendation and (B) if requested by Parent in good faith, during such four (4) business day period after providing such notice, negotiate in good faith with respect to any revisions to the terms of the Merger Agreement proposed by Parent so that a Company Change in Recommendation would no longer be necessary, and (iii) after giving effect to the revisions contemplated by the foregoing clause (ii) if any, after consultation with financial advisors and outside counsel, the QAD Board, upon the recommendation of the Special Committee, has determined in good faith that failure to make the Company Change in Recommendation in response to such Company Intervening Event, would reasonably be expected to be inconsistent with the QAD Board’s fiduciary duties under applicable law. The provisions described in this paragraph also apply to any material change in the event, occurrence or fact relating to such Company Intervening Event and require a new notice from the Company, except that the references to periods of four (4) business days in the procedures described in this paragraph shall be shortened to two (2) business days for such purposes.
For the purposes of this proxy statement and the Merger Agreement, unless otherwise stated, “Company Intervening Event” means an event, change, development or occurrence that was not known to the Special Committee or the QAD Board as of the date of the Merger Agreement (or if known, the consequences of which were not known by both the Special Committee and the QAD Board as of the date of the Merger Agreement), which event, change, development or occurrence, or any consequence thereof, becomes known by both the Special Committee and the QAD Board prior to the time of Company Stockholder Approval; provided, that, (a) the receipt, existence or terms of a Company Acquisition Proposal or Company Superior Proposal, or (b) any changes after the date of the Merger Agreement in the market price or trading volume of the Shares or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing in this clause (b) may be considered and taken into account), in each case, shall not be deemed to be a Company Intervening Event.
The Company has agreed that the QAD Board may not make a Company Change in Recommendation and the Company may not terminate the Merger Agreement as described below, unless:
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the Company has provided to Parent four (4) business days’ prior written notice (the “Company Superior Proposal Notice”), which notice shall not constitute a Company Change in Recommendation, advising Parent that the Company intends to take such action (and the material terms and conditions of any such Company Superior Proposal), the identity of the person making such Company Acquisition Proposal and copies of all definitive or proposed agreements or other material documents submitted in connection therewith;
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during such four (4) business day period, if requested in writing by Parent in good faith, the Company and its representatives engaged in good faith negotiations with Parent regarding changes to the terms of the Merger Agreement intended by Parent to cause such Company Acquisition Proposal to no longer constitute a Company Superior Proposal; and

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the QAD Board has considered any adjustments to the Merger Agreement proposed in writing by Parent (the “Parent Proposed Changed Terms”) by no later than 11:59 p.m., New York City time, on the fourth (4th) business day of such four (4) business day period and, upon the recommendation of the Special Committee, has determined in good faith (after consultation with its financial advisors and outside counsel) that the Company Superior Proposal would continue to constitute a Company Superior Proposal if such Parent Proposed Changed Terms were to be given effect, and that the failure to make the Company Change in Recommendation or terminate the Merger Agreement in accordance with its terms would reasonably be expected to be inconsistent with the fiduciary obligations of the QAD Board under applicable law;

provided, however, that any (1) material revisions to the terms of a Company Superior Proposal or (2) material revisions to a Company Acquisition Proposal that the QAD Board had determined no longer constitutes a Company Superior Proposal, will constitute a new Company Acquisition Proposal and will in each case require the Company to deliver to Parent a new Company Superior Proposal Notice, except that the references to four (4) business days in the immediately preceding three (3) bullet points will be deemed to be two (2) business days.
Notwithstanding anything to the contrary contained in the Merger Agreement, at any point prior to receipt of the Company Stockholder Approval if, in response to a bona fide written Company Acquisition Proposal made after the date of the Merger Agreement and not withdrawn that did not result from a material breach of the Merger Agreement provisions in the section titled “No Solicitation by the Company and Company Change in Recommendation,” the Special Committee determines in good faith (after consultation with its financial advisors and outside counsel) that (i) such Company Acquisition Proposal constitutes a Company Superior Proposal and (ii) the failure to make the Company Change in Recommendation or terminate the Merger Agreement in accordance with its terms would reasonably be expected to be inconsistent with the QAD Board’s fiduciary obligations under applicable law, (A) subject to compliance with the requirements set forth in the immediately preceding paragraph and bullet points, the QAD Board, upon the recommendation of the Special Committee, may make a Company Change in Recommendation or (B) the Company may terminate the Merger Agreement in accordance with its term in order to enter into a Company Alternative Acquisition Agreement with respect to such Company Superior Proposal, provided, among other conditions, the Company pays to Parent the Company Termination Fee.
The Company will promptly (and in any event within twenty four (24) hours after receipt) advise Parent in writing in the event that the Company receives any Company Acquisition Proposal or any inquiry, proposal or request for information that could reasonably be expected to lead to a Company Acquisition Proposal, and in connection with such notice, provide to Parent the material terms and conditions (including the identity of the third party making any such Company Acquisition Proposal) of any such Company Acquisition Proposal. The Company will (i) keep Parent reasonably informed on a current basis of the status and material terms of any such Company Acquisition Proposal (including, prior to furnishing any information or to participating in any discussions or negotiations pursuant to the Merger Agreement, advising Parent of any determination by the QAD Board pursuant to the Merger Agreement) and any discussions and negotiations concerning the material terms and conditions thereof and (ii) provide to Parent as soon as practicable (and in any event within twenty four (24) hours after receipt) any written indication of interest (or amendment thereto) or any written material that constitutes an offer (or amendment thereto) including copies of any proposed Company Alternative Acquisition Agreements.
Nothing in the Merger Agreement prevents the Company or the QAD Board, directly or indirectly through their respective representatives, from (i) taking and disclosing to the Company’s stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (ii) making any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) under the Exchange Act or (iii) making any disclosure to the stockholders of the Company that is required by law or with respect to which the Special Committee or the QAD Board determines in good faith, after consultation with its outside legal counsel, that failure to make such disclosure would reasonably be expected to be inconsistent with its fiduciary duties under applicable law, in each case, other than a Company Change in Recommendation that is not permitted as described herein. For the avoidance of doubt, no statement or disclosure that includes the reaffirmation of the Company Board Recommendation shall be deemed to be a Company Change in Recommendation.
Any material breach of the provisions of the Merger Agreement described in the section titled “No Solicitation by the Company and Company Change in Recommendation,” by any of the senior employees of the Company’s representatives (acting as such) will be deemed to be a breach of the Merger Agreement by the Company.
Parent Financing and Company Cooperation
Parent and Merger Sub have represented that the Commitment pursuant to the Equity Commitment Letter will provide sufficient funds required for consummation of the Merger.
The Company has agreed to use its reasonable best efforts to, and to cause each of its subsidiaries to use their reasonable best efforts to, at Parent’s sole expense, provide such cooperation reasonably requested by Parent in connection with the arrangement of any debt financing in connection with the transactions contemplated by the Merger Agreement, including:
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assisting in preparation for and participate (and use commercially reasonable efforts to cause management of an appropriate level to participate) in a reasonable number of meetings (but no more than two (2) in person “bank meetings” and additional telephonic meetings at reasonably agreed times), due diligence sessions, drafting sessions, and presentations with prospective lenders and rating agencies;

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assisting Parent with the timely preparation of customary materials for bank information memoranda and ratings agency presentations (and assisting in the obtaining of corporate, credit and facility ratings from ratings agencies), (including executing and delivering a customary authorization letter to the extent reasonably requested by the lenders authorizing the distribution of information about the Company and its subsidiaries to prospective lenders);

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furnishing Parent with the historical financial statements of the Company reasonably requested by the applicable financing sources or arrangers, including (A) within forty-five (45) days after the end of any fiscal quarter that is not a fiscal year end, with the unaudited consolidated balance sheet of the Company as of the end of such quarter and the related unaudited consolidated statements of operations and cash flows, (B) within 120 days after the end of any fiscal year, with the audited consolidated balance sheet of the Company as of the end of such fiscal year and the related audited consolidated statements of operations and cash flows, and (C) such information as is necessary in connection with Parent’s preparation of pro forma financial statements of the Company and its subsidiaries of the type necessary or reasonably requested by the debt financing sources to be included in any bank information memoranda or other customary marketing materials, including by providing such financial and other pertinent information regarding the Company and its subsidiaries and their respective businesses (it being understood that the Company need only provide information to assist in the preparation thereof, and shall not be required to provide pro forma financial statements or pro forma adjustments);

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providing Parent and Merger Sub with information reasonably necessary to complete customary perfection certificates and other customary loan documents as may be reasonably requested by Parent or Merger Sub;

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reasonably facilitating the pledging of collateral as of (but not prior to) the Closing; and

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providing all documentation and other information about the Company and its subsidiaries as is reasonably required under applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act, at least five (5) business days prior to the Closing Date to the extent requested in writing at least ten (10) business days prior to the Closing Date.
Notwithstanding the foregoing, no action by the Company or its subsidiaries shall be required if any such action would: (I) unreasonably disrupt or interfere with the business or ongoing operations of the Company or the Company subsidiaries; (II) (x) cause any representation or warranty or covenant contained in the Merger Agreement to be breached or (y) cause the Company or any of its subsidiaries to violate or waive any attorney-client privilege or breach any contract, applicable law or organizational document; (III) involve the entry into any definitive agreements with respect to any debt financing or any other binding commitment by the Company or any of its subsidiaries that is not contingent upon the Closing Date occurring or that would be effective prior to the Closing Date (excluding the authorization and representation letters mentioned above); (IV) require the Company or any of its subsidiaries or any of their representatives to provide (or to have provided on its behalf) any certificates that would be effective prior to the Closing Date or any legal opinions; (V) require the Company or any of its subsidiaries to pay any out-of-pocket fees or expenses prior to the Closing that are not promptly reimbursed by Parent as set forth in the Merger Agreement if the Closing does not occur; (VI) cause any director, officer or employee of the Company or any of its subsidiaries to incur any personal liability; (VII) require the Company or any of its subsidiaries to execute and deliver any pledge or security documents or certificates, documents or instruments relating to the provision of guarantees and collateral in connection with the financing that is not contingent upon the Closing Date occurring or that would be effective prior to the Closing Date; (VIII) except as set forth in the Merger Agreement, require the Company or any of its subsidiaries to execute and deliver any documentation (including corporate resolutions) related to the financing; or (IX) cause any condition to the Closing set forth in the Merger Agreement to fail to be satisfied.
The obtaining of the equity financing under the Equity Commitment Letter or any debt financing is not a condition to the Closing.
Any breach (other than a knowing and willful breach which is the primary and direct cause of Parent’s debt financing not being obtained) by the Company or its subsidiaries of their cooperation obligations described above shall not constitute a breach of the Merger Agreement for purposes of the conditions and termination provisions of the Merger Agreement.
Company Stockholder Approval
The Merger Agreement provides that, as promptly as reasonably practicable after the execution of the Merger Agreement, (i) the Company shall prepare a preliminary proxy statement and file it with the SEC and (ii) the Company and Parent shall jointly prepare and file with the SEC a Schedule 13E-3. This proxy statement fulfills the obligation referenced in clause (i) of the foregoing sentence. The Company will advise Parent promptly after it receives notice thereof, of any request by the SEC for amendment of, or comments on, the proxy statement, the Schedule 13E-3 and responses thereto or requests by the SEC for additional information. Prior to the filing of the proxy statement or the Schedule 13E-3 (or, in each case, any amendment or supplement thereto) or any dissemination thereof to the stockholders of the Company, or responding to any comments from the SEC with respect thereto, the Company or Parent, as applicable, shall provide the other party with a reasonable opportunity to review and to propose comments on such document or response, which the Company or Parent, as applicable, shall consider in good faith.
The Company shall take all action necessary in accordance with applicable laws and the organizational documents of the Company to duly give notice of, convene and hold a meeting of its stockholders, to be held as promptly as reasonably practicable following the clearance of the proxy statement and the Schedule 13E-3 by the SEC, for the purpose of obtaining the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company to approve and adopt the Merger Agreement.
Unless the Special Committee has withdrawn, modified, amended or qualified its recommendation thereof or otherwise effected a Company Change in Recommendation in accordance with the applicable provisions of the Merger Agreement, the Company will (i) through the QAD Board, recommend, including through a recommendation in the proxy statement, that the stockholders of the Company vote in favor of the adoption of the Merger Agreement, and (ii) solicit from stockholders of the Company proxies in favor of the adoption of the Merger Agreement.
Without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), the adoption of the Merger Agreement shall be the only matter (other than matters of procedure and matters required by applicable law to be voted on by the Company’s stockholders in connection with the adoption of the Merger Agreement) that the Company shall propose to be acted on by the stockholders of the Company at the Company stockholders meeting. The Company stockholders meeting may be adjourned or postponed, subject to and in accordance with the terms and conditions of the Merger Agreement.
Regulatory Approvals; Third Party Consents
Each party agrees to use reasonable best efforts to take, or cause to be taken, any and all steps and to make, or cause to be made, any and all undertakings necessary to resolve any objections that a governmental entity may assert under any antitrust law with respect to the transactions contemplated by the Merger Agreement and to avoid or eliminate each and every impediment under any antitrust law that may be asserted by any governmental entity with respect to the Merger, in each case, so as to enable the Closing to occur as promptly as practicable. The parties’ reasonable best efforts to consummate the transactions contemplated by the Merger Agreement do not include doing or agreeing to do, and causing their affiliates to do or agree to do, and the Company and its subsidiaries shall not, without the prior written consent of Parent, do or agree to do any and all of the following:
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selling, divesting or otherwise disposing of or holding separate, or placing restrictions on, any of their or their affiliates’ assets, properties, products, product lines, rights, services, businesses, or voting securities or other operations or interests therein; or

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effecting behavioral limitations, or other restrictions or commitments with respect to any such assets, properties, licenses, products, product lines, rights, services, businesses, voting securities or other operations or interests or Person, including Parent and Merger Sub and their respective affiliates, on the one hand, and the Company and its subsidiaries, on the other hand, in each case, if such limitation or other restriction or commitment, individually or in the aggregate, would reasonably be expected to result in a material adverse effect on the business, properties, assets, operations or financial condition of the Company and its subsidiaries, taken as a whole.

Notwithstanding anything in the Merger Agreement to the contrary, the parties shall not be required to take any action with respect to any order or any applicable law or in order to obtain any approval or resolve any objection or impediment under any antitrust law that is not conditioned upon the consummation of the Merger.
In furtherance and not in limitation of the covenants of the parties described under this “— Regulatory Approvals; Third Party Consents” heading, if any proceeding, is instituted (or threatened to be instituted) challenging the Merger as violative of any antitrust law, each of Parent and the Company will use reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any judgment, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger.
Repatriation
The parties have agreed that the Company and its subsidiaries will use their commercially reasonable efforts (in the manner reasonably requested in writing by Parent at least ten (10) business days prior to the Closing) to distribute or transfer or cause to be distributed or transferred (including through loans, prepayments of obligations or the repayment of intercompany obligations) to the Company immediately before the Closing any cash balances held by any non-U.S. subsidiaries to the Company; provided, however, that no distribution or transfer will be required to be made (i) to the extent such distribution or transfer (x) would be subject to withholding or other taxes prior to the Closing or (y) would violate applicable law or any minimum cash balance or capital surplus requirements applicable to such subsidiaries of the Company, (ii) unless and until all of the conditions to the consummation of the Merger described under the headings “— Conditions to the Completion of the Merger — Mutual Closing Conditions” and “— Conditions to the

Completion of the Merger — Additional Company Closing Conditions” have been satisfied or waived (other than those conditions that by their nature are to be satisfied or waived (if permitted under the terms of the Merger Agreement) at the Closing, but subject to the satisfaction or waiver (to the extent permitted under the terms of the Merger Agreement) of such conditions at the Closing) and (iii) to the extent the distribution or transfer, plus other distributions or transfers made pursuant to the repatriation covenant in the Merger Agreement, would cause the Company or its subsidiaries, taken as a whole, to incur any taxes in excess of $5,000,000. If any cash balances distributed or transferred pursuant to the repatriation covenant in the Merger Agreement are paid to direct or indirect equity holders of the Company, such payments shall be treated as Merger Consideration subject to Section 1001 of the Code (or any corresponding or similar provision of state, local, or foreign laws). Notwithstanding anything to the contrary in the Merger Agreement, and if the Closing does not occur for any reason, Parent shall promptly reimburse the Company and its subsidiaries for any costs, expenses, or taxes incurred by the Company or its subsidiaries in connection with the assistance or distributions contemplated by the repatriation covenant in the Merger Agreement.
Takeover Laws
Each of the Company, Parent and Merger Sub has agreed not to take any action that would cause the transactions contemplated by the Merger Agreement (including the Merger) to be subject to requirements imposed by any takeover laws, and each of them has agreed to take all reasonable steps within its control to exempt (or ensure the continued exemption of) such transactions from the takeover laws of any state that purport to apply to the Merger Agreement or to the transactions contemplated thereby.
For the purpose of the paragraph immediately above, “takeover law” means any “interested stockholder,” “fair price,” “moratorium,” “control share acquisition,” “business combination” or any other anti-takeover law or similar law enacted under state or federal law.
Indemnification; Directors’ and Officers’ Insurance
The Merger Agreement provides that, for a period of six (6) years after the Effective Time, the Surviving Corporation will indemnify and hold harmless, to the fullest extent authorized or permitted by, and subject to the conditions and procedures set forth in, applicable law, and will pay on behalf of or advance expenses to, each person who is now, or has been or becomes at any time prior to the Effective Time, an officer or director of the Company or any of its subsidiaries and together with such person’s heirs, executors or administrators (collectively, the “Indemnified Parties”), in connection with any proceeding and against any losses, claims damages, liabilities, costs or expenses, judgments, fines, penalties or settlement amounts incurred in connection therewith, including by reason of the fact such person is or was a director, officer, employee, member, trustee or fiduciary of another corporation, foundation, partnership, joint venture, trust, pension or other benefit plan or enterprise (regardless of whether such other entity or enterprise is affiliated with the Company) serving at the request of or on behalf of the Company or any of its subsidiaries, subject to certain limitations and conditions more fully described in the Merger Agreement.
Additionally, the Company shall, on or prior to the Effective Time, purchase a six (6) year tail policy with respect to acts or omissions occurring or alleged to have occurred prior to the Effective Time that were committed or alleged to have been committed by such Indemnified Parties in coverage and amount no greater than the policies currently in place so long as the total premiums paid would not exceed 300% of the last annual premiums paid for the Company’s directors’ and officers’ liability and fiduciary liability insurance policies; provided, that, if the aggregate cost would exceed that limit, the Company shall purchase as much coverage as reasonably practicable up to such limit.
If Parent, the Surviving Corporation or any of their respective successors or assigns consolidates with or merges with or into any other person and will not be the continuing or surviving corporation, partnership or other entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, proper provision will be made so that the successors and assigns of Parent or the Surviving Corporation assume the obligations discussed in the preceding two (2) paragraphs.

Stockholder Litigation
The Company has agreed that, if any litigation or other proceeding by any stockholder related to the Merger Agreement or the transactions contemplated thereby (including the Merger) is initiated or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or the members of the QAD Board (or of any equivalent governing body of any subsidiary) prior to the Effective Time, the Special Committee, on behalf of the Company, shall control the defense of any such litigation or other proceeding; provided, however, that the Company will promptly notify Parent, and any Indemnified Party that is named as a party in such proceeding, and keep Parent, and any such Indemnified Party, reasonably informed on a current basis with respect to the status thereof (including by providing copies of all pleadings with respect thereto). The Company will consult with Parent on a regular basis with respect to, and will give Parent, and any Indemnified Party that is named as a party in such proceeding, the opportunity to participate in the defense or settlement of, any security holder litigation or other proceeding against the Company or its directors relating to such transactions, and no such settlement will be agreed to without the prior written consent of Parent, which consent will not be unreasonably withheld, conditioned or delayed by Parent. The Company will not, without the prior written consent of an Indemnified Party settle any claims against such Indemnified Party unless the settlement solely involves the payment of money by persons other than such Indemnified Party and includes an unconditional release of the Indemnified Party from liability on matters that are the subject of such proceeding.
Notwithstanding the foregoing provisions of this section titled “Stockholder Litigation,” nothing will require the Company to disclose any information if the Company reasonably determines that such disclosure would (a) constitute a violation of any contract with respect to confidentiality or non-disclosure owing to a third party (including any governmental entity) to which the Company or any of the Company subsidiaries is a party, (b) constitute a violation of any applicable law or (c) result in a waiver of attorney-client privilege, work product doctrine or similar privilege; provided, that, information may be disclosed subject to a joint defense agreement in customary form, and disclosure may be limited to external counsel for Parent, and any such Indemnified Party, to the extent that the Company determines doing so may be reasonably required for the purpose of complying with applicable antitrust laws; provided, further, that the Company shall not be permitted to assume the defense of any Indemnified Party to the extent the Indemnified Party shall have reasonably concluded (based on the advice of counsel) that there is reasonably likely to be a material conflict of interest between the Company (or any other person or persons included in a joint defense) and the Indemnified Party in the conduct of the defense of such action. The provisions of this section titled “Stockholder Litigation” that concern the conduct of proceedings against any Indemnified Parties shall survive the consummation of the Merger and are intended to be for the benefit of, and to be enforceable by, the Indemnified Parties and their respective heirs and personal representatives, and will be binding on Parent, the Surviving Corporation and their respective successors and assigns.
For the avoidance of doubt, any Proceeding related to Dissenting Shares will be governed by the provisions described under section titled “— Dissenters’ Rights” above.
Other Covenants
The Merger Agreement contains other customary covenants, including, but not limited to, covenants relating to public announcements and other public statements, access to information and confidentiality.
Conditions to the Completion of the Merger
Mutual Closing Conditions
The obligations of each of the parties to consummate the Merger are conditioned upon the satisfaction at or prior to the Closing (or waiver by both the Company and Parent, to the extent permitted by applicable law, except for the condition referenced in the first bullet point immediately below, which is not waivable) of each of the following:
•
the Company Stockholder Approval has been obtained in accordance with applicable law and the Company’s organizational documents (including its certificate of incorporation and bylaws);

•
no governmental entity having jurisdiction over any party has issued any order (whether temporary or permanent) that remains in effect or taken any other action, in each case restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the Merger Agreement (including the Merger) and no law is in effect that makes the consummation of such transactions illegal or otherwise prohibited; and

•
the waiting period applicable to the transactions contemplated by the Merger Agreement under the HSR Act has expired or been terminated and the applicable waiting periods (and any extensions thereof) for the Austrian Federal Cartel Authority and the Austrian Federal Cartel Attorney Competition Authority have expired or, in the case of an application to the Austrian Cartel Court, clearance having been obtained or the application for an in-depth review having been rejected or withdrawn.

Additional Company Closing Conditions
The obligation of the Company to consummate the Merger is further conditioned upon the satisfaction (or waiver by the Company) at or prior to the Closing of each of the following:
•
the representations and warranties of Parent and Merger Sub contained in the Merger Agreement being true and correct as of the date of the Merger Agreement and as of the Closing Date, as if made as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth in any such representation or warranty) would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect;

•
each and all of the agreements and covenants of Parent and subsidiaries of Parent to be performed and complied with pursuant to the Merger Agreement on or prior to the Effective Time have been duly performed and complied with in all material respects; and

•
the Company shall have received a certificate of Parent signed by an executive officer of Parent, dated as of the Closing Date, confirming that the conditions described in the preceding bullets have been satisfied.

Additional Parent Closing Conditions
The obligation of Parent and Merger Sub to consummate the Merger is further conditioned upon satisfaction (or waiver by Parent) at or prior to the Closing of each of the following:
•
the representations and warranties of the Company:

•
contained in the Merger Agreement (other than representations and warranties regarding certain elements of our organization and qualification, certain elements of our capital structure, certain elements of our general authority and standing, the absence of conflicts and the requirement of certain consents, the absence of a Company Material Adverse Effect since January 31, 2021, the absence of brokers’ and advisors’ fees and anti-takeover laws or measures in the Company’s organizational documents, agreements or similar arrangements) being true and correct as of the date of the Merger Agreement and as of the Closing Date, as if made as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth in any such representation or warranty) would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect;

•
regarding certain elements of our capital structure being true and correct (without giving effect to a Company Material Adverse Effect or other materiality qualification) as of the date of the Merger Agreement and as of the Closing Date, as if made as of such time (except to the extent expressly made as of an earlier date, in which case as of such date) except where failure to be so true and correct in all respects would not reasonably be expected to result in additional cost, expense or liability to the Company, Parent and their affiliates, individually or in the aggregate, that is more than $6,000,000;

•
regarding the absence of a Company Material Adverse Effect since January 31, 2021, being true and correct as of the date of the Merger Agreement and as of the Closing Date, as if made as of such time; and

•
regarding certain elements of our organization and qualification, certain elements of our general authority and standing, the absence of conflicts and the requirement of certain consents, the absence of brokers’ and other advisors’ fees and anti-takeover laws or measures in the Company’s organizational documents, agreements or similar arrangements, that (i) are not qualified by Company Material Adverse Effect or other materiality qualifications, being true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date); and (ii) that are qualified by Company Material Adverse Effect or other materiality qualifications, being true and correct in all respects (without disregarding such Company Material Adverse Effect or other materiality qualifications) as of the Closing Date as if made at and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

•
each and all of the agreements and covenants of the Company and the Company subsidiaries to be performed and complied with pursuant to the Merger Agreement on or prior to the Effective Time have been duly performed and complied with in all material respects; and

•
Parent shall have received a certificate of the Company signed by an executive officer of the Company, dated as of the Closing Date, confirming that the conditions described in the preceding bullets have been satisfied.

Termination
The Merger Agreement may be terminated at any time prior to the Closing (notwithstanding receipt of the Company Stockholder Approval, except as expressly noted) as follows:
A.
by the mutual written consent of the Company and Parent in a written instrument;

B.
by the Company or Parent if:

i.
a governmental entity having jurisdiction over any party has issued a final nonappealable order or taken any other action, in each case, permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Merger Agreement (including the Merger) or if any law that permanently makes consummation of such transactions illegal or otherwise prohibited is in effect; provided, that, the right to so terminate the Merger Agreement pursuant to the provision described in this subparagraph will not be available to any party if such order or law was primarily due to the failure of such party to perform any of its obligations under the Merger Agreement;

ii.
the Closing does not occur on or before January 30, 2022 (the “Outside Date”); provided, that, the right to terminate the Merger Agreement pursuant to the provision described in this subparagraph will not be available to any party if such failure of the Closing to occur is primarily due to the failure of such party to perform any of its obligations under the Merger Agreement; or

iii.
after the final adjournment of the Company stockholder meeting a vote of the Company stockholders has been taken in accordance with the Merger Agreement, the Company Stockholder Approval has not been obtained;

C.
by Parent if the Company has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach or failure to perform would result in the failure of certain conditions to the consummation of the Merger described in the first two (2) bullets under the heading “— Conditions to the Completion of the Merger — Additional Parent Closing Conditions” to be satisfied and such breach or failure to perform is incapable of being cured or, if capable of being cured, is not cured by the earlier of (x) the Outside Date or

(y) thirty (30) days following receipt by the Company of notice of such breach or failure from Parent; provided, that, the right to terminate the Merger Agreement pursuant to the provision described in this subparagraph will not be available if Parent is itself in breach of any provision of the Merger Agreement or has failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, and which breach or failure to perform would result in the failure of certain conditions to the consummation of the Merger described in the first two (2) bullets under the heading “— Conditions to the Completion of the Merger — Additional Company Closing Conditions;”
D.
by the Company if Parent has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach or failure to perform would result in the failure of certain conditions to the consummation of the Merger described in the first two (2) bullets under the heading “— Conditions to the Completion of the Merger — Additional Company Closing Conditions” to be satisfied and such breach or failure to perform is incapable of being cured or, if capable of being cured, is not cured by the earlier of (x) the Outside Date or (y) thirty (30) days following receipt by Parent of notice of such breach or failure from the Company; provided, that, the right to terminate the Merger Agreement pursuant to the provision described in this subparagraph will not be available if the Company is itself in breach of any provision of the Merger Agreement or has failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, and which breach or failure to perform would result in the failure of the conditions to the consummation of the Merger described in the first two (2) bullets under the heading “— Conditions to the Completion of the Merger — Additional Parent Closing Conditions;”

E.
by Parent prior to the time the Company Stockholder Approval is obtained, if the QAD Board or any committee thereof (including the Special Committee) has effected a Company Change in Recommendation;

F.
by the Company, if the Merger Agreement is terminated to enter into a definitive agreement relating to a Company Superior Proposal in accordance with the terms and conditions set forth in the Merger Agreement, and the Company has complied in all material respects with the terms and conditions set forth in the Merger Agreement, provided, that, the Company shall have prior to or concurrently with such termination paid to Parent the Company Termination Fee; or

G.
by the Company, if (i) all the conditions to the consummation of the Merger described under the headings “— Conditions to the Completion of the Merger — Mutual Closing Conditions” and “—Conditions to the Completion of the Merger — Additional Parent Closing Conditions” have been and continue to be satisfied (other than those closing conditions that by their nature are to be satisfied at the Closing, provided, that, such conditions are reasonably capable of being satisfied at the Closing), (ii) Parent and Merger Sub have failed to consummate the Merger on the date required pursuant to the terms and conditions of the Merger Agreement, (iii) after the occurrence of (i) and (ii), the Company has irrevocably notified Parent in writing that the conditions described under the headings “— Conditions to the Completion of the Merger — Mutual Closing Conditions” and “— Conditions to the Completion of the Merger — Additional Parent Closing Conditions” have been and continue to be satisfied (other than those conditions that by their nature are to be satisfied at the Closing, provided, that, such conditions are reasonably capable of being satisfied at the Closing and the date of termination), the Company is ready, willing and able to consummate the Merger and has given Parent written notice at least three (3) business days prior to such termination stating the Company’s intention to terminate the Merger Agreement pursuant to this section and the intended termination date (which date shall be after the third (3rd) business day after the date of such notice) if Parent and Merger Sub fail to consummate the Merger, and (iv) Parent and Merger Sub fail to consummate the Merger on the later of the expiration of such three (3) business day period and the date set forth in the foregoing notice.

In the event that the Merger Agreement is validly terminated, each of the parties will be relieved of its duties and obligations thereunder after the date of such termination and such termination will be without liability to Parent, Merger Sub or the Company or their respective affiliates. However, following termination, (a) certain provisions specified in the Merger Agreement (including, but not limited to, the obligation of

Parent or the Company to pay a termination fee in certain circumstances, as further described under the heading “— Termination Fees” below) will survive any such termination and be enforceable thereunder, in accordance with the terms and conditions of the Merger Agreement, (b) Parent and the Company will not be relieved of any liability for any breach of the Confidentiality Agreement or as provided in the Limited Guaranty, in which case the aggrieved party shall be entitled to all rights and remedies available at law or in equity, and (c) Parent of any liability for fraud, or the Company for any liability for fraud or willful breach of any covenant, agreement or obligation, in each case, in certain circumstances, subject to and in accordance with the terms and conditions of the Merger Agreement. For the avoidance of doubt, in no event shall Parent have any liability under the Merger Agreement for any breach by the Lopker Entities of the Contribution and Exchange Agreement, the Support Agreement or any other act or failure to act by the Lopker Entities.
Termination Fees
As used herein, “Company Termination Fee” means a cash amount equal to $59,000,000. In the event that:
•
(i) a Company Acquisition Proposal is publicly submitted, publicly proposed, publicly disclosed or otherwise communicated to the QAD Board prior to, and not withdrawn at the date of termination of the Merger Agreement, (ii) the Merger Agreement is terminated by the Company or Parent pursuant to the provisions described in subparagraph (B)(ii) (Outside Date) or (B)(iii) (Failure to Obtain Company Stockholder Approval), or by Parent pursuant to the provisions described in subparagraph (C) (Company Breach), in each case, under the heading “— Termination” above, and (iii) the Company consummates a Company Acquisition Proposal, or enters into a definitive agreement providing for the consummation of a Company Acquisition Proposal, within twelve (12) months after the date of termination of the Merger Agreement, then the Company will pay (or cause to be paid) to Parent the Company Termination Fee upon the consummation of such Company Acquisition Proposal (provided, that, for purposes of this sentence, any reference in the definition of Company Acquisition Proposal to “20%” will be deemed to be a reference to “50%”);

•
the Merger Agreement is terminated by Parent pursuant to the provisions described in subparagraph (E) (Company Change in Recommendation) under the heading “— Termination” above, the Company will pay (or cause to be paid) to Parent the Company Termination Fee within two (2) business days of termination of the Merger Agreement; or

•
the Merger Agreement is terminated by the Company pursuant to the provisions described in subparagraph (F) (Company Superior Proposal) under the heading “— Termination” above, the Company will pay (or cause to be paid) to Parent the Company Termination Fee prior to or concurrently with the termination of the Merger Agreement.

As used herein, “Parent Termination Fee” means a cash amount equal to $127,000,000. In the event that:
•
the Merger Agreement is terminated by the Company pursuant to the provisions described in subparagraph (D) (Parent Breach) or subparagraph (G) (Parent Failure to Close) under the heading “— Termination” above, Parent will pay (or cause to be paid) to the Company the Parent Termination Fee within two (2) business days of termination of the Merger Agreement; or

•
the Merger Agreement is terminated by Parent or the Company pursuant to the provisions described in subparagraph (B)(ii) (Outside Date) under the heading “— Termination” above at such time as the Company would have been validly entitled to terminate the Merger Agreement pursuant to the provisions described in subparagraph (D) (Parent Breach) or subparagraph (G) (Parent Failure to Close), Parent will pay (or cause to be paid) to the Company the Parent Termination Fee within two (2) business days of termination of the Merger Agreement.

If the Company or Parent, fails to promptly pay the amount of the applicable termination fee, interest will accrue on such amount from the date such payment was required to be paid pursuant to the terms of the Merger Agreement until the date of payment at the prime rate set forth in The Wall Street Journal in effect on the date on which such payment required to be made. If the Company or Parent, as the case may be, pursues litigation or other proceedings that result in a judgment for the party that commenced such proceeding for payment of the applicable termination fee, the non-prevailing party will reimburse the other party for its reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceedings.
In no event will Parent be entitled to receive more than one (1) payment of the Company Termination Fee or the Company be entitled to receive more than one (1) payment of the Parent Termination Fee, in each case, in connection with the Merger Agreement.
While each of the Company and Parent may pursue both a grant of specific performance in accordance with the provision described under the heading “— Specific Performance,” and the payment of the Parent Termination Fee or the Company Termination Fee, as applicable, described under this heading “—Termination Fees,” under no circumstances shall the Company or Parent be permitted or entitled to receive both a grant of specific performance that results in the consummation of the Merger and any money damages, including all or any portion of the Parent Termination Fee or the Company Termination Fee, as applicable.
Expenses
Except as described under the heading “— Termination Fees” above, and except for the reimbursement by Parent of certain expenses that may be incurred by the Company or any of its subsidiaries in connection with the financing cooperation and the repatriation, in each case, as described in the Merger Agreement, each party will pay its own expenses incident to preparing for, entering into and carrying out the Merger Agreement and the consummation of the transactions contemplated thereby. Parent will pay all filing fees owed under the HSR Act and other applicable antitrust laws.
Specific Performance
The Company, Parent and Merger Sub have agreed that irreparable damage, for which monetary damages or other legal remedies would not be an adequate remedy, would occur in the event that any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached by the parties. The parties have agreed that they shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches or threatened breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement in the Court of Chancery of the State of Delaware or, if the Court of Chancery of the State of Delaware lacks jurisdiction over such matter, the Superior Court of the State of Delaware and the federal courts of the United States of America located in the State of Delaware, without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled at law or in equity. Each party has agreed not to raise any objections to the availability of the equitable remedy of specific performance and further agreed not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. Each party has further agreed that neither the other party nor any other person will be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in the provision described in this paragraph, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
Notwithstanding anything to the contrary in the Merger Agreement, the parties acknowledged and agreed that Parent has an obligation thereunder to cause the Financing to be funded, including by exercising its rights under the Equity Commitment Letter, and such obligation of Parent will be subject to the requirements set forth in the first bullet below, and the right of the Company to specific performance in connection with enforcing such obligation of Parent and the Company’s third party beneficiary rights under the Equity Commitment Letter will be subject to the requirements that:
•
all of the conditions to the consummation of the Merger described under the headings “— Conditions to the Completion of the Merger — Mutual Closing Conditions” and “— Conditions to the Completion of the Merger — Additional Parent Closing Conditions” have been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the time the Closing would have occurred but for the failure of the Financing to be funded and continues to be satisfied);
•
Parent and Merger Sub fail to consummate the Merger on the date required by the Merger Agreement; and

•
the Company has irrevocably confirmed in a written notice to Parent that if specific performance is granted and the Financing is funded, then it would take such actions that are required of it by the Merger Agreement to cause the Closing to occur (and the Company has not revoked, withdrawn, modified or conditioned such irrevocable confirmation), and Parent and Merger Sub fail to complete the Closing within three (3) business days after delivery of the Company’s irrevocable written confirmation.

The election to pursue an injunction, specific performance or other equitable relief shall not restrict, impair or otherwise limit the Company, on the one hand, or Parent, on the other hand, from, in the alternative, seeking to terminate the Merger Agreement and pursuing any other remedy available at law or equity.
Amendment and Waiver
At any time prior to the Effective Time, any provision of the Merger Agreement may be amended or waived by the Company, Parent or Merger Sub only by action taken or authorized by or on behalf of such party’s board (or duly authorized committee thereof) and, in the case of the Company, by and with the approval of the Special Committee, but in all cases only if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. However, without the further approval of the stockholders of the Company, no such amendment shall be made or given after obtaining the Company Stockholder Approval that requires the approval of the stockholders of the Company under the DGCL or in accordance with the rules and regulations of the Nasdaq unless the required further approval is obtained.
Any failure of any of the parties to comply with any obligation, covenant, agreement or condition in the Merger Agreement may be waived at any time prior to the Effective Time by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver and, in the case of the Company, by first obtaining the approval of the Special Committee.
Governing Law
The Merger Agreement is governed by the laws of the State of Delaware.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION
Statements contained in this proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, contain statements that, in our opinion, may constitute forward-looking statements. Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the Merger; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the Merger and the expected timing of completion of the Merger; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the ability to obtain the requisite approval from stockholders of the Company, (ii) uncertainties as to the timing of the Merger; (iii) the risk that the Merger may not be completed in a timely manner or at all; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a Company Termination Fee or other expenses; (vii) the effect of the pendency of the Merger on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (x) adverse economic, market or geo-political conditions that may disrupt the Company’s business and cloud service offerings, including defects and disruptions in the Company’s services, ability to properly manage cloud service offerings, reliance on third party hosting and other service providers, and exposure to liability and loss from security breaches; (xi) uncertainties as to demand for the Company’s products, including cloud service, licenses, services and maintenance; (xii) the possibility of pressure to make concessions on pricing and changes in the Company’s pricing models; (xiii) risks related to the protection of the Company’s intellectual property; (xiv) changes in the Company’s dependence on third party suppliers and other third party relationships, including sales, services and marketing channels; (xv) changes in the Company’s revenue, earnings, operating expenses and margins; (xvi) the reliability of the Company’s financial forecasts and estimates of the costs and benefits of transactions; (xvii) the Company’s ability to leverage changes in technology; (xviii) risks related to defects in the Company’s software products and services; (xix) changes in third party opinions about the Company; (xx) changes in competition in the Company’s industry; (xxi) delays in sales; (xxii) timely and effective integration of newly acquired businesses; (xxiii) changes in economic conditions in the Company’s vertical markets and worldwide; (xxiv) fluctuations in exchange rates; and (xxv) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events except as required by law.

PARTIES TO THE MERGER
The Company
QAD Inc.
100 Innovation Place
Santa Barbara, CA 93108
Attention: Investor Relations
Telephone: (805) 566-6000
The Company was founded in 1979, incorporated in California in 1986 and reincorporated in Delaware in 1997. The Company believes it is a leader in cloud-based enterprise software solutions for global manufacturing companies. The Company’s solutions, called QAD Adaptive Applications, are designed specifically for automotive suppliers, life sciences, consumer products, food and beverage, high technology and industrial products manufacturers. The Company’s software offers a full set of core manufacturing enterprise resource planning and supply chain management capabilities. The Company’s architecture, called the QAD Enterprise Platform, allows customers to upgrade existing functionality by module; and extend or create new applications, providing manufacturers with the flexibility they need to innovate and rapidly adapt to change. Our principal executive office is located at 100 Innovation Place, Santa Barbara, California 93108, and the telephone number of our principal executive office is (805) 566-6000.
The Parent Entities
Project Quick Parent, LLC
Project Quick Merger Sub, Inc.
c/o Thoma Bravo, L.P.
600 Montgomery Street, 20th Floor
San Francisco, California
Telephone: (415) 263-3660
Parent.   Parent was formed on June 17, 2021, solely for the purpose of completing the proposed Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger and arranging financing therefor. Parent is a direct, wholly-owned subsidiary of Ultimate Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Parent is c/o Thoma Bravo, L.P., 600 Montgomery Street, 20th Floor, San Francisco, California 94111. The telephone number at the principal office is (415) 263-3660.
Merger Sub.   Merger Sub was formed on June 17, 2021, solely for the purpose of completing the proposed Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger and arranging financing therefor. Merger Sub is a direct, wholly-owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Merger Sub is c/o Thoma Bravo, L.P., 600 Montgomery Street, 20th Floor, San Francisco, California 94111. The telephone number at the principal office is (415) 263-3660.

THE SPECIAL MEETING
Date, Time and Place
This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the QAD Board for use at the Special Meeting to be held on October 15, 2021, starting at 8:00 a.m. California Time (11:00 a.m. Eastern Time), or at any postponement or adjournment thereof, at the QAD corporate headquarters located at 100 Innovation Place, Santa Barbara, CA 93108.
Purpose of the Special Meeting
At the Special Meeting, holders of Shares entitled to vote at the Special Meeting will be asked to approve:
•
the Merger Agreement Proposal;

•
the Golden Parachute Proposal; and

•
the Adjournment Proposal.

Our stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If our stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur. Approval of the Golden Parachute Proposal and approval of the Adjournment Proposal are not conditions to completion of the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety. We encourage you to read the Merger Agreement carefully in its entirety.
The votes on the Golden Parachute Proposal and the Adjournment Proposal are separate and apart from the Merger Agreement Proposal. Accordingly, a stockholder may vote in favor of the Golden Parachute Proposal and/or Adjournment Proposal and vote not to approve the Merger Agreement Proposal (and vice versa).
Recommendation of QAD Board
Based in part on the unanimous recommendation of the Special Committee, the QAD Board (other than Ms. Lopker, who recused herself) recommends that you vote:
•
“FOR” the Merger Agreement Proposal;

•
“FOR” the Golden Parachute Proposal; and

•
“FOR” the Adjournment Proposal.

You should read “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the QAD Board and the Special Committee; Fairness of the Merger” for a discussion of the factors that the Special Committee and the QAD Board (other than Ms. Lopker, who recused herself) considered in deciding to recommend the approval of the Merger Agreement. See also “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”
Record Date and Quorum
We have fixed September 7, 2021 as the Record Date for the Special Meeting, and only record holders of Shares as of the close of business on the Record Date are entitled to notice of, and to attend and vote at, the Special Meeting or any adjournment or postponement thereof. You are entitled to receive notice of, and to attend and vote at, the Special Meeting if you are a record holder of the Shares at the close of business on the Record Date.
The holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date. As of the Record Date, there were 17,662,585 shares of Class A Common Stock and 3,344,775 shares of Class B Common Stock outstanding and entitled to vote at the Special Meeting.
The representation of the holders of a majority of the voting power of our outstanding Shares as of the Record Date must be present, in person or represented by proxy, at the Special Meeting in order to constitute a quorum, for the purposes of holding the Special Meeting and conducting business.
The Shares entitled to vote at and represented at the Special Meeting, that are not voted, including the Shares for which a stockholder directs an abstention from voting, if any, will be counted for purposes of establishing a quorum. A quorum is necessary to transact business at the Special Meeting. Once a Share entitled to vote at the Special Meeting is represented at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting. However, if a new record date is set for the adjourned Special Meeting, a new quorum will have to be established. In the event that a quorum is not present at the Special Meeting, the stockholders who are present in person or represented by proxy may be asked to vote as to whether the Special Meeting will be adjourned to another time and/or place.
Vote Required
The approval of the Merger Agreement Proposal requires the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company. For the Merger Agreement Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
The approval of the Golden Parachute Proposal requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. For the Golden Parachute Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present. For the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
For each of the Merger Agreement Proposal, the Golden Parachute Proposal, and the Adjournment Proposal, the holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date.
Voting Intentions of the Company’s Directors and Executive Officers
Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the Shares owned directly by them “FOR” the Merger Agreement Proposal, “FOR” the Golden Parachute Proposal, and “FOR” the Adjournment Proposal.
As of September 7, 2021, the Record Date for the Special Meeting, our directors and executive officers directly owned, in the aggregate, 5,731,052 shares of Class A Common Stock and 2,581,322 shares of Class B Common Stock entitled to vote at the Special Meeting, or collectively approximately 68% of the total voting power entitled to vote at the Special Meeting. For purposes of clarity, the Shares directly owned by the directors and executive officers shall be (i) included in determining whether the Merger Agreement Proposal has been approved by the vote of a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class, but (ii) excluded from determining whether the Merger Agreement Proposal has been approved by the vote of a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive director of the Company.
The Lopker Entities and the Lopker Family Foundation, who hold approximately 67% of the voting power of the Company’s outstanding capital stock, have duly executed and entered into a Support Agreement, pursuant to which they have agreed to vote their Shares in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Support Agreement. Copies of the Support Agreement and the Lopker Family Foundation’s Joinder to the Support Agreement are attached as Annexes B and F to the proxy statement and are incorporated by reference in the proxy statement in their entirety.
As of the date of the filing of this proxy statement, none of Parent, Merger Sub or any of their respective affiliates (as defined under Rule 405 of the Securities Act) beneficially own any Shares.
Voting
Stockholders of Record
If your Shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those Shares, the stockholder of record or record holder. This proxy statement and proxy card have been sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. If you have requested printed proxy materials, we have enclosed a proxy card for you to use.
If you do not attend the Special Meeting and fail to vote, either in person or by proxy, your Shares will not be voted at the Special Meeting, and will not be counted for purposes of determining whether a quorum exists.
Additionally, if you do not attend the Special Meeting and fail to vote, either in person or by proxy, your failure to vote will have (a) the effect of counting “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company, and (b) no effect on the Golden Parachute Proposal (so long as quorum is present) or the Adjournment Proposal (regardless of whether a quorum is present).
Beneficial Owners
If your Shares are held through a broker, bank or other nominee, you are considered the beneficial owner of those Shares held in “street name.” In that case, this proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those Shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your Shares by following their instructions for voting. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these Shares in person at the Special Meeting unless you submit a legal proxy from your broker, bank or other nominee.
Your broker, bank or other nominee will only be permitted to vote your Shares if you instruct your broker, bank or other nominee as to how to vote. You should follow the instructions provided by your broker, bank or other nominee regarding the voting of your Shares. Under applicable stock exchange rules, absent your instructions, a broker, bank or other nominee does not have discretionary authority to vote on “non-routine” matters and all of the matters to be considered at the Special Meeting are, under such rules, “non-routine.” As a result, absent specific instructions from the beneficial owner of such Shares, your broker, bank or other nominee is not empowered to vote such Shares.
If you instruct your broker, bank or other nominee how to vote on at least one, but not all of the proposals to be considered at the Special Meeting, your Shares will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting. In this scenario, a “broker non-vote” will occur with respect to each proposal for which you did not provide voting instructions to your broker, bank or other nominee.
A failure to provide instructions with respect to any of the proposals and a broker non-vote will have (a) the effect of a vote “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company, and (b) no effect on the Golden Parachute Proposal (so long as a quorum is present) or the Adjournment Proposal (regardless of whether a quorum is present).
Abstentions
An abstention will have the same effect as a vote cast “AGAINST” the Merger Agreement Proposal, the Golden Parachute Proposal and the Adjournment Proposal but will count for the purpose of determining if a quorum is present at the Special Meeting.
How to Vote
Your vote is important. You may vote via the Internet, by telephone, by mail or by attending the Special Meeting and voting in person, all as described below. The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your Shares, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone. If you requested printed materials and choose to vote by telephone or via the Internet, you do not need to return your proxy card or voting instruction form. If you are a stockholder of record, telephone and Internet voting facilities are available now and will be available twenty four (24) hours a day until 11:59 p.m., Eastern Time, on October 14, 2021. If you are the beneficial owner of Shares held in “street name”, your broker, bank or other nominee will provide instructions as to whether you may submit your voting instructions via the Internet or by telephone and any applicable deadlines.
Vote on the Internet.   If you are a stockholder of record, you may submit your proxy via the Internet by following the instructions provided set forth on the enclosed proxy card. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you will need to go to the website provided on the enclosed voting instruction form. Have your proxy card or voting instruction form in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded.
Vote by Telephone.   If you are a stockholder of record, you can also vote by following the instructions set forth on your enclosed proxy card. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you can vote by telephone by dialing the number specified on your enclosed voting instruction form. Voice prompts will allow you to vote your Shares and confirm that your instructions have been properly recorded. Have your proxy card or voting instruction form in hand when you call.
Vote by Mail.   If you are a stockholder of record or if, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, and you have requested printed proxy materials, you may choose to vote by mail, by marking your enclosed proxy card or voting instruction form, dating and signing it, and returning in the accompanying prepaid reply envelope. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, please mail your completed voting instruction form to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail.
Voting at the Special Meeting.   If you are a stockholder of record you may vote in person by attending the Special Meeting and casting your vote in person. The method or timing of your vote by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote in person. Please be prepared to provide proper, government-issued photo identification at the Special Meeting, such as a driver’s license. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, and you wish to vote in person at the Special Meeting, you will need to provide proof of ownership, such as a recent account statement or letter from your broker, bank or other nominee, along with proper identification. Please note that if you are a beneficial owner and wish to vote in person at the Special Meeting, you must have a legal proxy from your broker, bank or other nominee naming you as the proxy. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.
The Shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Special Meeting.
If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your Shares voted. Those instructions will identify which of the above choices are available to you in order to have your Shares voted.
The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your Shares, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.
Please refer to the instructions on your proxy card or voting instruction form to determine the deadlines for submitting a proxy over the Internet or by telephone. If you choose to submit your proxy by mailing a proxy card, your proxy card must be received by our Corporate Secretary by the time the Special Meeting begins.
If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution will vote your Shares in the way that you indicate. When completing the Internet or telephone proxy processes or the proxy card, you may specify whether your Shares should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.
If you properly sign your proxy card but do not mark the boxes indicating how your Shares should be voted on a matter, the Shares represented by your properly signed proxy will be voted “FOR” the Merger Agreement Proposal, “FOR” the Golden Parachute Proposal and “FOR” the Adjournment Proposal.
Please note that if you attend the Special Meeting in person, cameras, recording devices and certain other electronic devices will not be permitted at the Special Meeting.
If you have any questions or need assistance voting your Shares, please call Innisfree, our proxy solicitor, toll-free at (877) 456-3507.
IT IS IMPORTANT THAT YOU SUBMIT A PROXY FOR YOUR SHARES PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, AS PROMPTLY AS POSSIBLE, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.
Proxies and Revocation
Any stockholder of record entitled to vote at the Special Meeting may submit a proxy over the Internet, by telephone or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person by attending the Special Meeting and casting your vote in person. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your Shares using the instructions provided by your broker, bank or other nominee. If you fail to submit a proxy or to vote in person at the Special Meeting, or you do not provide your broker, bank or other nominee with instructions, as applicable, your Shares will not be voted at the Special Meeting, which will have the same effect as a vote cast “AGAINST” the Merger Agreement Proposal and will not have any effect on the Golden Parachute Proposal (so long as a quorum is present) and the Adjournment Proposal (regardless of whether a quorum is present).

You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by (1) submitting another proxy, including a proxy card, at a later date by telephone or on the Internet or by timely delivery of a validly executed, later-dated proxy, (2) giving written notice of revocation to our Corporate Secretary, which must be filed with our Corporate Secretary before the Special Meeting begins, or (3) attending the Special Meeting and voting in person. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee, please refer to the information forwarded by your broker, bank or other nominee for procedures on revoking your proxy.
Only your last submitted proxy will be considered. Please cast your vote “FOR” each of the proposals, following the instructions in your proxy card or voting instruction form provided by your broker, bank or other nominee, as promptly as possible.
Adjournments and Postponements
Any adjournment of the Special Meeting may be made from time to time by the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present, without further notice other than by an announcement made at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, then our stockholders may be asked to vote on a proposal to approve one or more proposals to adjourn the Special Meeting, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal (as further described in “Adjournment of the Special Meeting (The Adjournment Proposal - Proposal 3) — The Proposal”). Any adjournment of the Special Meeting for the purpose of soliciting additional proxies with respect to any such proposal will allow our stockholders who have already sent in their proxies to revoke them at any time with respect to such proposal prior to their use at the reconvened Special Meeting.
The holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date.
Anticipated Date of Completion of the Merger
We are working to complete the Merger as promptly as practicable. Assuming timely satisfaction of necessary closing conditions, we anticipate that the Merger will be completed in the fourth (4th) quarter of 2021. If our stockholders vote to approve the Merger Agreement Proposal, the Merger will become effective as promptly as practicable following the satisfaction or waiver of the other conditions to the Merger as set forth in the Merger Agreement, and in any event, at the Effective Time.
Appraisal Rights
If the Merger is consummated, stockholders who continuously hold Shares through the Effective Time who do not vote such Shares in favor of the adoption of the Merger Agreement and who properly demand appraisal of such Shares and who do not effectively withdraw their demands or otherwise lose their rights of appraisal will be entitled to seek appraisal of such Shares in connection with the Merger under Section 262 of the DGCL (“Section 262”). The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex E and is incorporated by reference in this proxy statement in its entirety. The following summary does not constitute any legal or other advice and does not constitute a recommendation that stockholders exercise their appraisal rights under Section 262. All references in Section 262 and in this summary to a “stockholder” are to the record holder of Shares unless otherwise expressly noted herein. Only a holder of record of Shares is entitled to demand appraisal of such Shares registered in that holder’s name. A person having a beneficial interest in Shares held of record in the name of another person, such as a broker, bank or other nominee, must act promptly to cause the record holder to follow the steps set forth in Section 262 (and summarized below) properly and in a timely manner to perfect appraisal rights. If you hold your Shares through a broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee.
Under Section 262, if the Merger is completed, holders of Shares who: (i) submit a written demand for appraisal to the Company before the vote is taken on the adoption of the Merger Agreement; (ii) do not submit a proxy with respect to, or otherwise vote, the Shares for which such holders seek appraisal in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold such Shares of record on and from the date of the making of the demand through the Effective Time; and (iv) strictly comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL may be entitled to have such Shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of such Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the court. However, after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all stockholders who have asserted appraisal rights unless (a) the total number of Shares for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding Shares as measured in accordance with subsection (g) of Section 262; or (b) the value of the aggregate per Share Merger Consideration in respect of the Shares for which appraisal rights have been pursued and perfected exceeds $1 million (conditions (a) and (b) referred to as the “ownership thresholds”). Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may voluntarily pay to each stockholder entitled to appraisal an amount in cash pursuant to subsection (h) of Section 262, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the Shares as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary cash payment, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a Merger Agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than twenty (20) days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes the Company’s notice to stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex E, in compliance with the requirements of Section 262. In connection with the Merger, any holder of Shares who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Annex E carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A stockholder who loses his, her, its or their appraisal rights will be entitled to receive the per Share Merger Consideration described in the Merger Agreement, without interest thereon. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of any Shares, the Company believes that if a stockholder considers exercising such rights, that stockholder should seek the advice of legal counsel. To the extent there are any inconsistencies between the summary of Section 262 contained herein and Section 262, Section 262 will govern.
Stockholders wishing to exercise the right to seek an appraisal of their Shares must do ALL of the following:
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NOT vote the Shares for which appraisal is sought in favor of the proposal to adopt the Merger Agreement;

•
deliver to the Company a written demand for appraisal of such Shares before the vote on the Merger Agreement at the Special Meeting, which written demand must reasonably inform the Company of the identity of the stockholder who intends to demand appraisal of his, her, its or their Shares and that such stockholder intends thereby to demand appraisal of such Shares;

•
continuously hold such Shares on and from the date of making the demand through the Effective Time (a stockholder will lose appraisal rights if the stockholder transfers the Shares before the Effective Time); and

•
file a petition in the Delaware Court of Chancery requesting a determination of the fair value of such Shares within 120 days after the Effective Time. This may be undertaken by the stockholder (or any person who is the beneficial owner of Shares held either in a voting trust or by a broker, bank or other nominee on behalf of such person) or the Surviving Corporation. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

In addition, one of the ownership thresholds must be met.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement or abstain from voting.
Filing Written Demand
Any holder of Shares wishing to exercise appraisal rights must deliver to the Company, before the vote on the adoption of the Merger Agreement at the Special Meeting at which the proposal to adopt the Merger Agreement will be submitted to stockholders, a written demand for the appraisal of the stockholder’s Shares, and that stockholder must not vote such Shares or submit a proxy for such Shares in favor of the adoption of the Merger Agreement. A holder of Shares exercising appraisal rights must hold of record the Shares on the date the written demand for appraisal is made and must continue to hold the Shares of record through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights for such stockholder’s Shares must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting, with respect to such Shares. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote against the adoption of the Merger Agreement. A proxy or vote against the adoption of the Merger Agreement will not constitute a demand. A stockholder’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting will constitute a waiver of appraisal rights.
Only a holder of record of Shares is entitled to demand appraisal rights for the Shares registered in that holder’s name. A demand for appraisal in respect of Shares must be executed by or on behalf of the holder of record, and must reasonably inform the Company of the identity of the holder and state that the person intends thereby to demand appraisal of the holder’s Shares in connection with the Merger. If the Shares are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the Shares are owned of record by more than one (1) person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two (2) or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A record holder such as a broker, bank or other nominee who holds Shares as nominee for several beneficial owners may exercise appraisal rights with respect to the Shares held for one or more beneficial owners. In such case, the written demand should set forth the number of Shares as to which appraisal is sought, and where no number of Shares is expressly mentioned it will be presumed to cover all Shares held in the name of the record owner. If a stockholder holds Shares through a broker who in turn holds the Shares through a central securities depositary nominee such as Cede & Co., a demand for appraisal of such Shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder.
STOCKHOLDERS WHO HOLD THEIR SHARES THROUGH A BROKER, BANK OR OTHER NOMINEE AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BROKER, BANK OR OTHER NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK OR OTHER NOMINEE TO MAKE A

DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to the Company at 100 Innovation Place, Santa Barbara, CA 93108, and may not be submitted by electronic submission. Such written demand must be delivered to and received by the Company before the vote on the adoption of the Merger Agreement at the Special Meeting.
Any holder of Shares who has delivered a written demand to the Company and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her, its or their demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to the Company a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than sixty (60) days after the Effective Time will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the per Share Merger Consideration, without interest thereon, less any applicable withholding taxes, within sixty (60) days after the Effective Time. If an appraisal proceeding is commenced and the Company, as the Surviving Corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a stockholder, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the per Share Merger Consideration being offered pursuant to the Merger Agreement.
Notice by the Surviving Corporation
If the Merger is completed, within ten (10) days after the Effective Time, the Surviving Corporation will notify each holder of Shares who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the Merger Agreement, that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any holder of Shares who has complied with Section 262 and is otherwise entitled to seek appraisal under Section 262 (including for this purpose any beneficial owner of the relevant Shares) may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder (or beneficial owner), demanding a determination of the fair value of the Shares held by all dissenting stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the Shares. Accordingly, any holders of Shares who desire to have their Shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their Shares within the time and in the manner prescribed in Section 262. The failure of a holder of Shares to file such a petition within the period specified in Section 262 could nullify the stockholder’s previous written demand for appraisal.
Within 120 days after the Effective Time, any holder of Shares who has complied with the requirements of Section 262 and who is otherwise entitled to appraisal rights thereunder will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of Shares not voted in favor of the adoption of the Merger Agreement and with respect to which the Company has received demands for appraisal, and the aggregate number of holders of such Shares. The Surviving

Corporation must mail this statement to the requesting stockholder within ten (10) days after receipt by the Surviving Corporation of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of Shares held either in a voting trust or by a broker, bank or other nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the Surviving Corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a stockholder of record.
If a petition for an appraisal is duly filed by a holder of Shares and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within twenty (20) days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their Shares and with whom agreements as to the value of their Shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the stockholders shown on the written statement described above at the addresses stated therein. Such notice will also be published at least one (1) week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication determined by the court. The costs of these notices are borne by the Surviving Corporation. After notice to stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their Shares to submit their stock certificates (if any) to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and, if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss that stockholder from the proceedings. The Delaware Court of Chancery will dismiss appraisal proceedings as to all stockholders who have asserted appraisal rights if neither of the ownership thresholds is met.
Determination of Fair Value
After determining the holders of Shares entitled to appraisal and that at least one of the ownership thresholds described above has been satisfied as to stockholders seeking appraisal rights, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the Shares as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary payment, unless paid at such time.
In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion

[that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.” In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder’s exclusive remedy.
Stockholders considering seeking appraisal should be aware that the fair value of their Shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their Shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a Merger is not an opinion as to, and does not in any manner address, fair value under Section 262. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per Share Merger Consideration. Neither Company nor Parent anticipates offering more than the per Share Merger Consideration to any stockholder exercising appraisal rights, and each of Company and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a Share is less than the per Share Merger Consideration. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds described above has been satisfied as to stockholders seeking appraisal rights, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the Shares entitled to be appraised. In the absence of such determination or assessment, each party bears its own expenses.
If any stockholder who demands appraisal of his, her, its or their Shares under Section 262 fails to perfect, or effectively loses or withdraws, such holder’s right to appraisal, the stockholder’s Shares will be deemed to have been converted at the Effective Time into the right to receive the per Share Merger Consideration, without interest thereon, less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement. A stockholder will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time, if neither of the ownership thresholds described above has been satisfied as to stockholders seeking appraisal rights or if the stockholder delivers to the Surviving Corporation an effective written withdrawal of the holder’s demand for appraisal and an acceptance of the Per Share Merger Consideration in accordance with Section 262.
From and after the Effective Time, no stockholder who has demanded appraisal rights will be entitled to vote such Shares for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s Shares, if any, payable to stockholders as of a time prior to the Effective Time. If no petition for an appraisal is filed, if neither of the ownership thresholds described above has been satisfied as to the stockholders seeking appraisal rights, or if the stockholder delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the Merger, either within sixty (60) days after the Effective Time or thereafter with the written approval of the Surviving Corporation, then the right of such stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder without the approval of the court, and such approval may be conditioned upon such terms as the court deems just; provided, however, that the foregoing shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the Merger within sixty (60) days after the Effective Time.
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a stockholder’s statutory appraisal rights. Consequently, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Solicitation of Proxies; Payment of Solicitation Expenses
The Company has engaged Innisfree to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Innisfree a fee of approximately $40,000, and to reimburse Innisfree for certain out-of-pocket fees, charges and expenses. The Company will indemnify Innisfree and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company also will reimburse brokers, banks, other nominees, custodians and fiduciaries representing beneficial owners of the Shares for their expenses in forwarding soliciting materials to beneficial owners of our Shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, over the Internet or in person. Our directors, officers and employees will not be paid any additional amounts for soliciting proxies.
Questions and Additional Information
If you have additional questions about the Special Meeting, the Merger, or this proxy statement, need assistance in submitting your proxy or voting your Shares, or need additional copies of the proxy statement or the enclosed proxy card or voting instructions, please contact the Company’s proxy solicitor in connection with the Special Meeting:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: (877) 456-3507
Brokers, banks and other nominees may call collect: (212) 750-5833

THE MERGER
(THE MERGER AGREEMENT PROPOSAL — PROPOSAL 1)
The Proposal
The Company is asking you to approve the Merger Agreement Proposal. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety.
General
We are asking our stockholders to consider and vote on the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent. If the Merger is completed, the holders of Shares (other than the holders of the Excluded Shares) will have the right to receive the Merger Consideration of $87.50 per Share in cash, without interest, less any applicable withholding taxes, subject to and in accordance with the terms and conditions set forth in the Merger Agreement. For a detailed description of the Merger Agreement and the transactions contemplated thereby, including the Merger, see “The Merger Agreement.”
As discussed in the section entitled “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the QAD Board and the Special Committee; Fairness of the Merger,” the QAD Board (other than Ms. Lopker, who recused herself) has determined that the Merger Agreement and the transactions contemplated thereby, including the Merger are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders.
Our stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If our stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur.
Vote Required
The approval of the Merger Agreement Proposal requires the affirmative vote of holders of (i) a majority of the voting power of all outstanding Shares entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Lopker Entities, their respective affiliates, or any executive officer or director of the Company.
The holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date.
Appraisal Rights
If the Merger is consummated, stockholders who continuously hold Shares through the Effective Time, who do not vote such Shares in favor of the adoption of the Merger Agreement and who properly demand appraisal of such Shares and do not effectively withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of such Shares in connection with the Merger under Section 262 of the DGCL. This means that holders of Shares who perfect their appraisal rights, who do not thereafter effectively withdraw their demand for appraisal, and who follow the procedures in the manner prescribed by Section 262 of the DGCL may be entitled to have such Shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of such Shares, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Delaware Court of Chancery (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Special Meeting — Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their Shares are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Stockholders considering seeking appraisal should be aware that the fair value of their Shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Shares.
To exercise your appraisal rights, you must: (i) submit a written demand for appraisal to the Company before the vote is taken on the adoption of the Merger Agreement; (ii) not submit a proxy with respect to, or otherwise vote, the Shares for which you seek appraisal in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold such Shares of record on and from the date of the making of the demand through the Effective Time; and (iv) strictly comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Your failure to follow exactly the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Merger unless certain stock ownership conditions are satisfied by the stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement captioned “The Special Meeting — Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced and attached as Annex E to this proxy statement and is incorporated by reference in this proxy statement in its entirety. If, as of the Record Date, you are the beneficial owner of Shares held in “street name” by your broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee.
Vote Recommendation
The QAD Board (other than Ms. Lopker, who recused herself) recommends that you vote “FOR” the Merger Agreement Proposal.

MERGER RELATED EXECUTIVE COMPENSATION ARRANGEMENTS
(THE GOLDEN PARACHUTE PROPOSAL — PROPOSAL 2)
The Proposal
The Company is asking you to approve the Golden Parachute Proposal.
General
As required by Item 402(t) of Regulation S-K and Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the “Potential Change-in-Control Payments to Named Executive Officers” table and the footnotes to that table contained in the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation.”
The Company believes that those certain compensation arrangements for the Company’s named executive officers in connection with the Merger are reasonable and demonstrate that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executive officers and a strong alignment with the long-term interests of the Company’s stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to the Company’s named executive officers in connection with the Merger. In addition, this vote is separate and independent from the vote of stockholders to approve the Merger Agreement Proposal. The Company asks that its stockholders vote “FOR” the following resolution:
“RESOLVED, that certain compensation arrangements for the Company’s named executive officers in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the “Potential Change-in-Control Payments to Named Executive Officers” table and the footnotes to that table contained in the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation,” is hereby APPROVED on a non-binding, advisory basis.”
This vote is advisory, and therefore, it will not be binding on the Company, nor will it overrule any prior decision or require the QAD Board (or any committee thereof) to take any action. Furthermore, the CIC Agreements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, the Company’s named executive officers may be or become entitled to certain compensation arrangements in connection with the Merger, as disclosed in this proxy statement. However, the QAD Board values the opinions of the Company’s stockholders, and to the extent that there is any significant vote against the Golden Parachute Proposal, the QAD Board will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns. The QAD Board will consider the vote of a majority of the votes cast “FOR” the foregoing resolution as non-binding, advisory approval of certain compensation arrangements for the Company’s named executive officers in connection with the Merger.
Vote Required
The approval of the Golden Parachute Proposal requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon.
The holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date.
Vote Recommendation
The QAD Board (other than Ms. Lopker, who recused herself), recommends that you vote “FOR” the Golden Parachute Proposal.

ADJOURNMENT OF THE SPECIAL MEETING
(THE ADJOURNMENT PROPOSAL — PROPOSAL 3)
The Proposal
The Company is asking you to approve the Adjournment Proposal.
General
The Company is asking you to approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.
If the Company stockholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Merger Agreement Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the Special Meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those Shares to change their votes to votes in favor of any such proposal. Additionally, the Company may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.
Vote Required
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present.
The holders of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to 1/20th of one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to one (1) vote for each share of Class B Common Stock owned of record on the Record Date.
Vote Recommendation
The QAD Board (other than Ms. Lopker, who recused herself) recommends that you vote “FOR” the Adjournment Proposal.

OTHER IMPORTANT INFORMATION REGARDING THE COMPANY
Directors and Executive Officers of the Company
The QAD Board presently consists of five (5) members. The persons listed below are the directors and executive officers of the Company as of the date of this proxy statement.
From and after the Effective Date of the Merger, the Merger Agreement provides that (a) the directors of Merger Sub will become and constitute the only directors of the Surviving Corporation, and such directors will serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the organizational documents of the Surviving Corporation, and (b) the officers of the Company will constitute the only officers of the Surviving Corporation, and such officers will serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the organizational documents of the Surviving Corporation.
Neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, been convicted in a criminal proceeding during the past five (5) years (excluding traffic violations or similar misdemeanors). In addition, neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, during the past five (5) years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
The name, position, business address, present principal occupation or employment and material occupations, positions, offices or employment for the past five (5) years of each of the Company’s directors and executive officers are set forth below.
All of the Company’s directors and executive officers can be reached c/o QAD Inc., 100 Innovation Place, Santa Barbara, CA 93108, (805) 566-6000, and each of the directors and executive officers is a citizen of the United States, except for Anton Chilton, who is a U.K. citizen with permanent residency in the United States.
Directors
Name	Age	Position
Scott J. Adelson	60	Independent Director
Anton Chilton	53	Director
Kathleen M. Crusco	56	Independent Director
Peter R. van Cuylenburg	73	Chairman of the QAD Board, Independent Director
Pamela M. Lopker	67	Director
Scott J. Adelson has been a director of the Company since April 2006 and currently serves on the Compensation Committee, the Audit Committee, and the Governance Committee. He serves as the Co-President of Houlihan Lokey, where he has been employed since 1987. He also serves as its Global Co-Head of Corporate Finance as well as on the Houlihan Lokey Board of Directors. Mr. Adelson has written and commentated extensively on a number of corporate finance and securities valuation subjects for various business publications. He has served on the board of directors of MPA (Motorcar Parts and Accessories) since April 2008. Mr. Adelson is also an active board member of various middle-market businesses as well as prominent non-profit organizations, such as the Lloyd Greif Center for Entrepreneurial Studies and the Board of Leaders at the University of Southern California, Marshall School of Business.
Anton Chilton was appointed Chief Executive Officer and a member of QAD Board in December 2018. Before that, he served as Chief, Global Field Operations and Executive Vice President commencing in March 2017. Previously, he served as Executive Vice President, Global Services beginning in June 2015. Mr. Chilton joined QAD in 2004 as Services Director of the Company’s Asia-Pacific region, based in Hong Kong. He subsequently served as Managing Director of QAD Australia and New Zealand from 2006 to

2009. Mr. Chilton transferred to QAD’s headquarters in 2009, serving as Senior Vice President — Strategic Global Accounts until 2011, when he became Senior Vice President — Professional Services. Prior to joining QAD, Mr. Chilton held senior roles in global systems integration at Atos Origin and Cap Gemini. Mr. Chilton began his career at British Steel designing software and infrastructure solutions and received his education in the Submarine Service, British Royal Navy. Mr. Chilton has an Executive MBA from INSEAD.
Kathleen M. Crusco has been a director of the Company since December 2019 and currently serves as a member of the Audit Committee, the Governance Committee and as Chairperson of the Compensation Committee. Ms. Crusco most recently served as the Executive Vice President and Chief Financial Officer at Kony, Inc., a privately-held provider of digital experience applications for banking and low-code application development platform solutions from December 2017 to January 2020. Prior to her role at Kony, Inc., she served as Executive Vice President, Chief Operating Officer and Chief Financial Officer at Epicor Software Corporation, a privately-held software company. Ms. Crusco joined Epicor in 2011 when the company merged with Activant Solutions, Inc., a business management software company where she served as Chief Financial Officer from 2007. She also spent five (5) years at Polycom, including serving as Vice President of Worldwide Finance, and has held a variety of positions of increasing responsibility at Documentum, Inc., Adaptec, Inc. and Price Waterhouse LLP. Ms. Crusco holds a Bachelor of Science in Business Administration with an emphasis in accounting from California State University, Chico. She has been a member of the board of directors of publicly-held Calix, Inc. since 2017, Poly, formerly Plantronix, since 2018 and Duck Creek Technologies, Inc. since 2020.
Peter R. van Cuylenburg, D.Tech. has been a director of the Company since November 1997 and currently serves as Chairman of the QAD Board, Lead Director, Chairman of the Audit Committee and the Governance Committee, and a member of the Compensation Committee. Since 2000, Dr. van Cuylenburg has practiced as an independent advisor to several high-technology companies, involving a variety of concurrent board memberships, listed below, and a part-time role as a General Partner in a venture capital fund. Previously Dr. van Cuylenburg was President and Chief Operating Officer of InterTrust Technologies Corporation from October 1999 to December 1999 and advisor to its Chairman from December 1999 to December 2000. Dr. van Cuylenburg served as President of Quantum Corporation’s DLTtape and Storage Systems Group (DSS) from September 1996 to October 1999, and as Executive Vice President of Xerox Corporation responsible for all of Xerox’ digital businesses from 1993 to 1996. Past board memberships and/or chairmanships include: Verimatrix, Inc., ARC International plc (LSE:ARK), Transitive Technologies Ltd., JNI Inc (JNIC), Peregrine Systems Inc. (PRGNQ), ClearSpeed Technologies Group plc, SealedMedia Ltd., Anadigm Ltd., Elixent Ltd., Mitel Corporation (MLT), Dynatech Corporation, NeXT Computer, Inc., and Cable and Wireless plc. Dr. van Cuylenburg’s earlier career included executive posts at NeXT Computer, Inc., Cable and Wireless plc. and Texas Instruments.
Pamela M. Lopker founded QAD in 1979 and has been President since the Company’s incorporation in 1986. Ms. Lopker also served as Chairman of the QAD Board from its incorporation until August 2018. Prior to founding QAD, Ms. Lopker served as Senior Systems Analyst for Comtek Research from 1977 to 1979. She is certified in Production and Inventory Management by the American Production and Inventory Control Society. Ms. Lopker earned a Bachelor of Arts degree in Mathematics from the University of California, Santa Barbara.
Executive Officers (other than, Mr. Chilton and Ms. Lopker, who are described above under the heading “— Directors”)
Name	Age	Position
Anton Chilton	53	Chief Executive Officer
Pamela M. Lopker	67	President
Daniel Lender	54	Chief Financial Officer and Executive Vice President
Kara L. Bellamy	46	Chief Accounting Officer, Corporate Controller and Senior Vice President
Daniel Lender was first appointed Chief Financial Officer and Executive Vice President in July 2003. Previously, he served as QAD’s Vice President of Global Sales Operations and Vice President of Latin

America. Mr. Lender joined QAD in 1998 as Treasurer following a nine (9) year tenure with the former Republic National Bank of New York, last serving as Vice President and Treasurer of the Bank’s Delaware subsidiary. He earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Science degree in applied economics and business management from Cornell University.
Kara L. Bellamy has served as Chief Accounting Officer, Corporate Controller and Senior Vice President since January 2008. Previously, she served as QAD’s Director of Finance, Americas beginning in 2006 and joined QAD as Assistant Corporate Controller in 2004. Prior to joining QAD, Ms. Bellamy served as Corporate Controller for Somera Communications, Inc. and began her career in public accounting at Ernst & Young LLP. Ms. Bellamy is a Certified Public Accountant (inactive) and received a Bachelor of Arts degree in business economics with an accounting emphasis from the University of California, Santa Barbara.
Selected Historical Consolidated Financial Data
Set forth below is certain selected historical consolidated financial data relating to the Company. The historical selected financial data as of and for the fiscal quarter ended April 30, 2021 and April 30, 2020 and the fiscal years ended January 31, 2020 and January 31, 2021 has been derived from the Company’s consolidated financial statements, which, for the annual periods, have been audited by KPMG LLP, an independent registered public accounting firm.
This information is only a summary and should be read in conjunction with Company’s annual report on Form 10-K for the fiscal year ended January 31, 2021 and the Company’s quarterly report on Form 10-Q for the fiscal quarter ended April 30, 2021, each of which is incorporated by reference into this proxy statement in its entirety. More comprehensive financial information is included in such reports, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by the Company with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See “Where You Can Find More Information.” Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.
Statement of Operations Data and Balance Sheet Data
	Fiscal Quarters Ended		Fiscal Years Ended January 31,
	April 30, 2021	April 30, 2020	2021	2020
STATEMENT OF OPERATIONS DATA:
Revenues:
Subscription Fees	$36,686	$30,771	$131,133	$107,168
License fees	3,115	1,221	11,152	16,570
Maintenance and other	26,563	26,408	107,083	117,896
Professional services	16,607	15,747	58,497	69,138
Total Revenue	82,971	74,147	307,865	310,772
Operating Income (loss)	761	(933)	12,698	(5,688)
Net income (loss)	$1,832	$(410)	$11,065	$(15,949)
Basic net income (loss) per Share:
Class A	$0.09	$(0.02)	$0.55	$(0.82)
Class B	$0.08	$(0.02)	$0.46	$(0.69)
Diluted net (loss) income per Share:
Class A	$0.09	$(0.02)	$0.53	$(0.82)
Class B	$0.07	$(0.02)	$0.45	$(0.69)

	Fiscal Quarters Ended		Fiscal Years Ended January 31,
	April 30, 2021	April 30, 2020	2021	2020
Dividends declared per common Share:
Class A	$0.07	$0.07	$0.29	$0.29
Class B	$0.06	$0.06	$0.24	$0.24
BALANCE SHEET AND CASH FLOW DATA:
Cash and equivalents	153,127	140,154	142,501	136,717
Working capital	60,229	70,841	68,549	69,610
Total assets	340,051	286,959	350,787	322,804
Current portion of long-term debt	533	510	527	503
Long-term debt	11,691	12,213	11,825	12,341
Total stockholders’ equity	133,137	113,871	129,466	116,065
Cash provided by operations	20,686	10,912	32,872	16,997

Book Value per Share
As of April 30, 2021, the book value per Share of Class A and Class B Common Stock was $6.43. Book value per Share is computed by dividing total equity at April 30, 2021 by the total Shares outstanding on that date.
Market Price of Shares and Dividends
Our shares of Class A Common Stock trade on the Nasdaq under the symbol “QADA.” Our shares of Class B Common Stock trade on the Nasdaq under the symbol “QADB.” As of the close of business on September 7, 2021, the Record Date, there were 17,662,585 shares of Class A Common Stock and 3,344,775 shares of Class B Common Stock outstanding and entitled to vote, held by approximately 113 holders of record of Class A Common Stock and 102 holders of record of Class B Common Stock, respectively.
The following table sets forth, for the periods indicated, the high and low sales prices of our Shares as reported by the Nasdaq and the dividend declared per Share during such period.
Fiscal Year	QADA			QADB
	High	Low	Dividends Declared	High	Low	Dividends Declared
2020
First Quarter	$47.54	$40.50	$0.072	$33.89	$29.89	$0.06
Second Quarter	$49.65	$38.32	$0.072	$34.75	$29.25	$0.06
Third Quarter	$47.60	$35.00	$0.072	$36.53	$27.50	$0.06
Fourth Quarter	$54.54	$46.55	$0.072	$38.04	$33.76	$0.06
2021
First Quarter	$54.44	$28.21	$0.072	$38.00	$20.53	$0.06
Second Quarter	$48.33	$37.38	$0.072	$33.17	$25.50	$0.06
Third Quarter	$48.16	$37.02	$0.072	$35.31	$28.16	$0.06
Fourth Quarter	$69.46	$41.33	$0.072	$51.35	$29.14	$0.06
2022
First Quarter	$78.95	$59.61	$0.072	$53.00	$41.50	$0.06
Second Quarter	$87.82	$63.04	$0.072	$86.90	$44.75	$0.06
Third Quarter (through September 7, 2021)	$89.01	$86.50	$0.072	$87.15	$85.50	$0.06

We have historically declared and paid quarterly cash dividends on the Shares, however, except for those dividends declared prior to the date of the Merger Agreement, the Merger Agreement prohibits us from declaring or paying any dividends on the Shares until the Effective Time of the Merger or the termination of the Merger Agreement, without Parent’s consent.
The closing price of the Shares on June 25, 2021, the last trading day before the Company publicly announced the Merger, was $72.90 per share of Class A Common Stock and $48.00 per share of Class B Common Stock.
On September 7, 2021, the most recent practicable date before this proxy statement was distributed to our stockholders, the closing price for the Shares on the Nasdaq was $87.10 per share of Class A Common Stock and $86.70 per share of Class B Common Stock. You are encouraged to obtain current market quotations for the Shares in connection with voting your Shares.
If the Merger is completed, there will be no further market for the Shares and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company’s securities will be delisted from the Nasdaq and deregistered under the Exchange Act.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the beneficial ownership of the Shares as of September 7, 2021 by:
•
each person known by us to be the beneficial owner of more than 5% of the total outstanding Shares;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, Shares subject to options, SARs, RSUs, PSUs, warrants and other rights held by that person that are currently exercisable or become exercisable within sixty (60) days following September 7, 2021 are deemed outstanding. Such Shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all of the Shares shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.
The percentages reflect beneficial ownership as of September 7, 2021 as determined in accordance with Rule 13d-3 under the Exchange Act. The address for all beneficial owners in the table below is 100 Innovation Place, Santa Barbara, CA 93108, except as otherwise noted.
Name and Address of Beneficial Owner	Class A			Class B
	Shares Owned	Company SARs/ Company RSUs/ Company PSUs Vested or Expected to Vest within 60 days	Percentage of Outstanding	Shares Owned	Company SARs/ Company RSUs/ Company PSUs Vested or Expected to Vest within 60 days	Percentage of Outstanding
Scott J. Adelson	59,672	—	0.34%	6,267	—	0.19%
Anton Chilton	23,054	—	0.13%	5	—	—
Kathleen M. Crusco	9,534	—	0.05%	—	—	—
Peter R. van Cuylenburg	37,595	—	0.21%	—	—	—
Pamela M. Lopker(1)	5,440,353	812,500	33.84%	2,562,775	90,000	77.23%
Lee D. Roberts(5)	30,150	—	0.17%	2,368	—	0.07%
Daniel Lender	122,594	—	0.69%	8,045	—	0.24%

Name and Address of Beneficial Owner	Class A			Class B
	Shares Owned	Company SARs/ Company RSUs/ Company PSUs Vested or Expected to Vest within 60 days	Percentage of Outstanding	Shares Owned	Company SARs/ Company RSUs/ Company PSUs Vested or Expected to Vest within 60 days	Percentage of Outstanding
Kara L. Bellamy	8,100	—	0.05%	1,862	—	0.06%
All Executive Officers and Directors as a Group	5,731,052	812,500	35.42%	2,581,322	90,000	77.77%
BlackRock Inc.(2)	887,688	—	5.03%	23,957	—	0.72%
Nantahala Capital Management LLC(3)	926,756	—	5.25%	—	—	—
Tikvah Management LLC(4)	587,010	—	3.32%	85,957	—	2.57%

(1)
Ms. Lopker holds the following: 4,121,945 shares of Class A Common Stock and 1,785,283 shares of Class B Common Stock held in the Lopker Living Trust, and 363,064 shares of Class A Common Stock and 491,437 shares of Class B Common Stock held by the Lopker Family Foundation. Ms. Lopker is a member of the Board of Directors of the Lopker Family Foundation. Ms. Lopker holds 4,193 shares of Class A Common Stock and 1,028 shares of Class B Common Stock in an IRA account and 634,982 shares of Class A Common Stock and 108,868 shares of Class B Common Stock from the estate of her late husband, Karl F. Lopker. Ms. Lopker also holds 316,169 shares of Class A Common Stock and 176,159 shares of Class B Common Stock in her name only. The business address for Ms. Lopker is 100 Innovation Place, Santa Barbara, CA 93108. Ms. Lopker disclaims beneficial ownership of any of the foregoing Shares in which she has no pecuniary interest.

(2)
The holdings for BlackRock, Inc. (“BlackRock”) are based on information included in Schedule 13F-HR filed with the SEC on August 11, 2021 showing Shares owned as of June 30, 2021. The address of BlackRock is 55 E. 52nd Street, New York, NY 10055.

(3)
The holdings for Nantahala Capital Management LLC (“Nantahala”) are based on a Schedule 13F-HR filed with the SEC on August 16, 2021 showing Shares owned as of June 30, 2021. The address for Nantahala is 130 Main Street 2nd Floor, New Canaan, CT 06840.

(4)
The holdings for Tikvah Management LLC (“Tikvah”) are based on a Schedule 13F-HR filed with the SEC on August 16, 2021 showing Shares owned as of June 30, 2021. The address for Tikvah is 831 E. Moorehead Street, Suite 940, Charlotte, NC 28202.

(5)
On June 21, 2021, as disclosed in a Form 8-K filed by the Company with the SEC on April 29, 2021, Mr. Roberts’s term on the QAD Board (and therefore Special Committee) ended pursuant to the term set forth in the bylaws of the Company, and he did not stand for reelection.

Prior Public Offerings
During the past three (3) years, neither the Company, Parent, Merger Sub, nor any of their respective affiliates have made an underwritten public offering of the Shares for cash that was registered under the Securities Act of 1933, as amended, or exempt from registration under Regulation A promulgated thereunder.
Certain Transactions in the Shares
Other than the Merger Agreement and agreements entered into in connection therewith, including the Support Agreement and the separate Contribution and Exchange Agreement (as described in “The Merger Agreement,” “— Support Agreement” and “— Contribution and Exchange Agreement”), and certain Share activity related to our equity compensation awards discussed elsewhere in this proxy statement, the Company, Parent, Merger Sub, the Parent Entities, the Lopker Entities and their respective affiliates have not executed any transactions with respect to the Shares during the past sixty (60) days. In addition, no affiliates of Parent have purchased any Shares during the past two (2) years.

OTHER IMPORTANT INFORMATION REGARDING
THE PARENT ENTITIES
Merger Sub.   Merger Sub was formed on June 17, 2021, solely for the purpose of completing the proposed Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger and arranging financing therefor. Merger Sub is a direct, wholly-owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Merger Sub is c/o Thoma Bravo, L.P., 600 Montgomery Street, 20th Floor, San Francisco, California 94111. The telephone number at the principal office is (415) 263-3660.
Parent.   Parent was formed on June 17, 2021, solely for the purpose of completing the proposed Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger and arranging financing therefor. Parent is a direct, wholly-owned subsidiary of Ultimate Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Parent is c/o Thoma Bravo, L.P., 600 Montgomery Street, 20th Floor, San Francisco, California 94111. The telephone number at the principal office is (415) 263-3660.
Ultimate Parent.   Ultimate Parent was formed on June 21, 2021 for the purpose of managing Parent. Ultimate Parent has conducted no business activities other than those related to the structuring and negotiation of the Merger and the Contribution and Exchange Agreement. The principal office address of Ultimate Parent is c/o Thoma Bravo, L.P., 600 Montgomery Street, 20th Floor, San Francisco, California 94111. The telephone number at the principal office is (415) 263-3660.
Ultimate Parent GP.   Ultimate Parent GP was formed on June 21, 2021, for the purpose of serving as the general partner of Ultimate Parent. The principal office address of Ultimate Parent GP is c/o Thoma Bravo, L.P., 600 Montgomery Street, 20th Floor, San Francisco, California 94111. The telephone number at the principal office is (415) 263-3660.
Thoma Bravo.   Ultimate Parent and Ultimate Parent GP are controlled by TB Fund XIV, which is ultimately controlled by TB UGP. Thoma Bravo, which is an affiliate of TB UGP, is a private equity investment firm and registered investment advisor. The principal office of TB Fund XIV, TB UGP and Thoma Bravo is c/o Thoma Bravo, L.P., 150 N. Riverside Plaza, Suite 2800, Chicago, Illinois 60606. The telephone number at the principal office is (312) 254-3300.
Directors, Executive Officers and Controlling Persons
The name, position, business address, citizenship, present principal occupation or employment and material occupations, positions, offices or employment for the past five (5) years of each of the directors, executive officers and controlling persons of the Parent Entities are set forth below. All directors, executive officers and controlling persons listed below are citizens of the United States or, in the case of Seth Boro, the United States and Canada.
None of the persons listed below has, to the knowledge of the Parent Entities, during the past five (5) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the persons listed below has, to the knowledge of the Parent Entities, during the past five (5) years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Parent, Merger Sub, Ultimate Parent and Ultimate Parent GP
S. Scott Crabill.   Mr. Crabill has served as a manager or director, as applicable, and as the President and Assistant Treasurer of Parent, Merger Sub, Ultimate Parent and Ultimate Parent GP since their formation. Mr. Crabill is a Managing Partner at Thoma Bravo and has worked at Thoma Bravo or one of its predecessors since 2002.
Peter Stefanski.   Mr. Stefanski has served as a manager or director, as applicable, and as the Vice President, Assistant Secretary and Assistant Treasurer of Parent, Merger Sub, Ultimate Parent and

Ultimate Parent GP since their formation. Mr. Stefanski is a Principal at Thoma Bravo and has worked at Thoma Bravo since 2011.
Eric Doolittle.   Mr. Doolittle has served as a manager or director, as applicable, and as the Vice President, Secretary and Treasurer of Parent, Merger Sub, Ultimate Parent and Ultimate Parent GP since their formation. Mr. Doolittle is a Senior Vice President at Thoma Bravo and has worked at Thoma Bravo since 2013.
Thoma Bravo and TB UGP
The managing partners of Thoma Bravo and TB UGP are set forth below:
Orlando Bravo.   Mr. Bravo is a founder and managing partner at Thoma Bravo. Mr. Bravo co-founded Thoma Bravo in 2007 and has worked at Thoma Bravo or one of its predecessors since 1998.
Carl Thoma.   Mr. Thoma is a founder and managing partner at Thoma Bravo. Mr. Thoma co-founded Thoma Bravo in 2007 and has worked at Thoma Bravo or one of its predecessors since 1981.
Lee Mitchell.   Mr. Mitchell is a managing partner at Thoma Bravo. Mr. Mitchell has worked at Thoma Bravo or one of its predecessors since 1994.
Seth Boro.   Mr. Boro is a managing partner at Thoma Bravo. Mr. Boro has worked at Thoma Bravo or one of its predecessors since 2005 and has served as a managing partner since 2013.
Holden Spaht.   Mr. Spaht is a managing partner at Thoma Bravo. Mr. Spaht joined Thoma Bravo in 2005 and has served as a managing partner since 2013.
S. Scott Crabill.   See Mr. Crabill’s biography above.

DELISTING AND DEREGISTRATION OF COMMON STOCK
If the Merger is completed, there will be no further market for the Shares and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company’s securities will be delisted from the Nasdaq and deregistered under the Exchange Act.
STOCKHOLDER PROPOSALS AND NOMINATIONS
If the Merger is completed, we will not have public stockholders and there will be no public participation in any future meeting of stockholders. However, if the Merger is not completed, or if we are otherwise required to do so under applicable law, we will hold a 2022 Annual Meeting of stockholders. Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting must be submitted to us as set forth below.
Requirements for Stockholder Proposals to be Considered for Inclusion in QAD’s Proxy Materials
If you wish to submit a proposal to be included in the proxy statement for our 2022 Annual Meeting, we must receive it in a form which complies with the applicable securities laws, on or before January 7, 2022. Please address your proposals to: QAD Inc., 100 Innovation Place, Santa Barbara, CA 93108, Attention: Corporate Secretary. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
Requirements for Stockholder Proposals to be Brought before the Annual Meeting
In accordance with our bylaws, for any matter to be properly considered before our 2022 Annual Meeting, including nomination of directors, such matter must be submitted to us prior to January 7, 2022 and in a format which complies with the provisions set forth in our bylaws. In the event next year’s Annual Meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date, to be timely, stockholder notices must be delivered not earlier than the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by QAD. In addition, in the event a stockholder proposal is not submitted to us prior to March 23, 2022, the proxy to be solicited by the QAD Board for the 2022 Annual Meeting will confer authority on the holders of the proxy to vote the Shares in accordance with their best judgment and discretion if the proposal is presented at the 2022 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting. Notices of intention to present proposals at the 2022 Annual Meeting should be addressed to QAD Inc., 100 Innovation Place, Santa Barbara, CA 93108, Attention: Corporate Secretary. QAD reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. On request, the Corporate Secretary will provide detailed instructions for submitting proposals.
Requirements for Stockholder Nominations for QAD Board Directors
The policy of the QAD Board is to have the QAD Board consider properly submitted stockholder recommendations for candidates for membership to the QAD Board. In evaluating nominees recommended by stockholders, the QAD Board will utilize the same criteria used for nominees proposed by the QAD Board members. If a stockholder wishes to nominate directors for election to the QAD Board at next year’s Annual Meeting, such nominations must comply with Section 2.7 of our bylaws and be submitted in writing to QAD Inc., 100 Innovation Place, Santa Barbara, CA 93108, Attention: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to our corporate website at www.qad.com. The information provided on our website, other than the documents that the Company files with the SEC which are incorporated by reference in this proxy statement in their entirety, is not part of this proxy statement, and therefore is not incorporated herein by reference. You may also obtain a copy of these filings at no cost by writing or telephoning us at the following address:
QAD Inc.
100 Innovation Place
Santa Barbara, CA 93108
Attention: Investor Relations
Telephone: (805) 566-5139
Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of this proxy statement or other information concerning us, without charge, by written or telephonic request directed to QAD Inc., Attn: Investor Relations, 100 Innovation Place, Santa Barbara, CA 93108, Telephone (805) 566-5139; or from our proxy solicitor, Innisfree toll free at (877) 456-3507; or from the SEC through the SEC website at the address provided above.
We are incorporating by reference specified documents that we file with the SEC, which means that we can disclose important information to you by referring you to those documents that are considered part of this proxy statement and, with respect to this proxy statement but not with respect to the Schedule 13E-3, later information that QAD files with the SEC will update and supersede that information. We incorporate by reference the documents listed below (provided, that, we are not incorporating by reference any information furnished to, but not filed with, the SEC), and with respect to this proxy statement but not with respect to the Schedule 13E-3, any documents filed by QAD pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement, and prior to the date of the special meeting:
•
our annual report on Form 10-K for the fiscal year ended January 31, 2021;

•
our quarterly report on Form 10-Q for the fiscal quarter ended April 30, 2021;

•
our current reports on Form 8-K as filed with the SEC on April 7, 2021, April 29, 2021, June 28, 2021, June 30, 2021, August 13, 2021 and August 25, 2021; and

•
our definitive proxy statement under Regulation 14A in connection with our Annual Meeting of Stockholders, filed with the SEC on May 4, 2021.

Any statement contained in a document incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement modifies or supersedes the statement.
Because the Merger is a “going private” transaction, the Company, Parent, Merger Sub and the Parent Entities have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the proposed Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED September 9, 2021. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
BY AND AMONG
QAD Inc.
PROJECT QUICK PARENT, LLC
AND
PROJECT QUICK MERGER SUB, INC.
Dated as of June 27, 2021

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of June 27, 2021 (this “Agreement”), is entered into by and among QAD Inc., a Delaware corporation (the “Company”), Project Quick Parent, LLC, a limited liability company organized under the laws of Delaware (“Parent”) and Project Quick Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub” and, collectively with the Company and Parent, the “Parties”).
RECITALS
WHEREAS, the Board of Directors of the Company (the “Company Board”) established a special committee of independent and disinterested members of the Company Board (the “Special Committee”);
WHEREAS, it is proposed that, upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub will be merged with and into the Company (the “Merger”) in accordance with the applicable provisions of the DGCL, with the Company surviving the Merger as the Surviving Corporation and a direct, wholly owned subsidiary of Parent;
WHEREAS, the Special Committee, at a meeting thereof duly called and held, has unanimously (a) determined that this Agreement and the Merger and other transactions contemplated hereby (the “Transactions”), are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders, (b) recommended that the Company Board approve this Agreement and the Transactions, including the Merger, and declare that this Agreement and the Transactions, including the Merger, advisable, fair to and in the best interests of the Company and the Company’s stockholders and (c) recommended that, subject to approval by the Company Board, the Company Board resolve to recommend that the holders of Company Common Stock vote to adopt this Agreement and approve Transactions contemplated by this Agreement, including the Merger;
WHEREAS, the Company Board, at a meeting thereof duly called and held, has (a) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders, (b) approved this Agreement and the Transactions, including the Merger, and declared that this Agreement and the Transactions, including the Merger, advisable, fair to and in the best interests of the Company and the Company’s stockholders, (c) directed that this Agreement be submitted to the holders of Company Common Stock for their adoption and approval and (d) resolved to recommend that the holders of Company Common Stock vote to adopt this Agreement and approve the Transactions contemplated by this Agreement, including the Merger;
WHEREAS, the Board of Directors of Parent (the “Parent Board”), at a meeting duly called and held, (a) determined that this Agreement and the Transactions, including the Merger, are fair to, and in the best interests of, Parent and Parent’s stockholders and (b) approved and declared advisable this Agreement and the Transactions, including the Merger; and
WHEREAS, the Board of Directors of Merger Sub (the “Merger Sub Board”) has by unanimous vote (a) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to, and in the best interests of, Merger Sub and Merger Sub’s sole stockholder, (b) approved this Agreement and the Transactions, including the Merger, and declared that this Agreement and the Transactions, including the Merger, advisable, fair and in the best interest of Merger Sub and Merger Sub’s sole stockholder, (c) directed that this Agreement be submitted to Parent, as sole stockholder of Merger Sub, for its adoption and approval and (d) resolved to recommend that Parent votes to adopt this Agreement and approve the Transactions contemplated by this Agreement, including the Merger (and Parent, as sole stockholder, has executed and delivered a unanimous written consent of the sole stockholder of Merger Sub approving this Agreement and approving the Transactions, including the Merger in accordance with the DGCL, such approval to be effective immediately following the execution and delivery of this Agreement).
WHEREAS, concurrently with the execution of this Agreement, Pamela M. Lopker, the Lopker Living Trust dated November 18, 2013 and the Estate of Karl F. Lopker (collectively, “Company Stockholder”) and Project Quick Ultimate Parent, LP, a Delaware limited partnership and an Affiliate of Parent (“Ultimate Parent”) are entering into that certain Contribution and Exchange Agreement (the “Contribution Agreement”), wherein immediately prior to the Effective Time, Company Stockholder shall transfer and contribute the Rollover Shares to Ultimate Parent, in exchange for certain securities of Ultimate Parent (such transaction, the “Rollover”);
WHEREAS, concurrently with the execution of this Agreement, and as an inducement to the Company’s willingness to enter into this Agreement, Company Stockholder is entering into a support agreement with Parent and the Company (the “Support Agreement”), pursuant to which, among other things, Company Stockholder has agreed, on the terms and subject to the conditions set forth in the Support Agreement, to vote all of her shares of Company Common Stock in favor of the adoption of this Agreement and the Transactions, including the Merger; and
WHEREAS, concurrently with the execution of this Agreement, and as consideration for and inducement to the Company’s willingness to enter into this Agreement, Thoma Bravo Fund XIV, L.P., a Delaware limited partnership (the “Guarantor”) is entering into the Guarantee with respect to certain obligations of Parent and Merger Sub under this Agreement;
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Certain Definitions.   As used in this Agreement, the following terms have the meanings set forth below:
“Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition and the definition of Subsidiary, “control” (including, with correlative meanings, “controlling,” “controlled by” and “under common control with”) means, with respect to a Person, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of equity interests, whether through the ownership of voting securities, by Contract or agency or otherwise.
“Agreement” has the meaning set forth in the Preamble.
“Anti-Corruption Laws” means all U.S. and applicable non-U.S. Laws relating to the prevention of corruption, money laundering, and bribery, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the UK Bribery Act of 2010.
“Ancillary Agreement” means this Agreement and the documents, agreements, exhibits, schedules, statements, contracts or certificates being executed and delivered in connection with this Agreement and the transactions contemplated hereby.
“Antitrust Law” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, the Austrian Cartel Act 2005 and all other applicable Laws issued by a Governmental Entity that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition.
“Benefit Plan” means (a) any “employee benefit plan” (within the meaning of Section 3(3) of ERISA, regardless of whether such plan is subject to ERISA), and (b) any equity or equity-based, bonus, incentive, deferred compensation, retirement, pension, medical, dental, vision, accident, disability, life insurance or welfare plan, or any employment, change in control, retention or severance pay agreement, or any other such benefit or compensation plan, policy, program, agreement or arrangement.
“Business Day” means any day that is a trading day on the Nasdaq.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act.
“Certificate of Merger” has the meaning set forth in Section 2.1(a).
“Certificates” has the meaning set forth in Section 3.3(b)(i).

“Closing” has the meaning set forth in Section 2.2.
“Closing Date” has the meaning set forth in Section 2.2.
“Code” means the Internal Revenue Code of 1986.
“Company” has the meaning set forth in the Preamble.
“Company Acceptable Confidentiality Agreement” means a confidentiality agreement the material terms of which that relate to confidentiality are no less restrictive in the aggregate to the person making such Company Acquisition Proposal (and its Affiliates and representatives) than those contained in the Confidentiality Agreement, and for the avoidance of doubt, any such confidentiality agreement need not include explicit or implicit standstill restrictions or otherwise restrict the making of or amendment or modification to any Company Acquisition Proposal; provided, however, that, with respect to any such confidentiality agreement entered into following the execution and delivery of this Agreement, such agreement shall not prohibit the Company from complying with its obligations under Section 6.4.
“Company Acquisition Proposal” means any offer, proposal or indication of interest, including any amendment or modification to any existing offer, proposal or indication of interest (other than, in each case, an offer, proposal or indication of interest made or submitted by or on behalf of Parent), relating to a Company Acquisition Transaction.
“Company Acquisition Transaction” means, other than the Transactions, any transaction (including any single- or multi-step transaction) or series of related transactions with a Person or “group” (as defined in the Exchange Act) relating to (x) the direct or indirect issuance to such Person or “group” or acquisition by such Person or “group” of securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing at least twenty percent (20%) of the Company Common Stock or voting power of the Company or (y) the direct or indirect acquisition by such Person or “group” of any business or assets of the Company and the Company Subsidiaries representing at least twenty percent (20%) of the consolidated assets or revenue of the Company (including indirectly through ownership of equity in Company Subsidiaries) and the Company Subsidiaries, taken as a whole, in either of cases (x) or (y), pursuant to a merger (including a reverse merger in which the Company is the surviving corporation), reorganization, recapitalization, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer, exchange offer or other similar transaction.
“Company Alternative Acquisition Agreement” has the meaning set forth in Section 6.4(c).
“Company Balance Sheet” has the meaning set forth in Section 4.6(c).
“Company Benefit Plan” means a Benefit Plan maintained, sponsored or contributed to by the Company or any Company Subsidiary, or under or with respect to which the Company or any Company Subsidiary has any current or contingent liability or obligation, including on account of an ERISA Affiliate (other than any plan or program maintained by a Governmental Entity to which the Company or any Company Subsidiary is required to contribute pursuant to applicable Law (a “Statutory Plan”)).
“Company Board” has the meaning set forth in the Recitals.
“Company Board Recommendation” has the meaning set forth in Section 4.4(c).
“Company Change in Recommendation” has the meaning set forth in Section 6.4(c).
“Company Common Stock” has the meaning set forth in Section 3.1(a)(ii).
“Company Disclosure Letter” has the meaning set forth in Article IV.
“Company Equity Awards” means, collectively, the Company PSUs, Company RSUs and Company SARs.
“Company Intellectual Property” has the meaning set forth in Section 4.17.
“Company Intervening Event” means an event, change, effect, development or occurrence that was not known to the Special Committee or the Company Board as of the date of this Agreement (or if known, the consequences of which were not known by both the Special Committee and the Company Board as of the date of this Agreement), which event, change, effect, development or occurrence, or any consequence thereof, becomes known by both the Special Committee and the Company Board prior to the time of the Company Stockholder Approval; provided, that (a) the receipt, existence or terms of a Company Acquisition Proposal or Company Superior Proposal, or (b) any changes after the date hereof in the market price or trading volume of the Company Common Stock or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing in this clause (b) may be considered and taken into account), in each case, shall not be deemed to be a Company Intervening Event hereunder.
“Company Material Adverse Effect” means any Effect (i) that, individually or in the aggregate with any one or more other Effects, has had or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and the Company Subsidiaries, taken as a whole or (ii) would reasonably be expected to prevent, materially impair or delay beyond the Outside Date the consummation by the Company of the Merger; provided, however, that, with respect to clause (i) only, no Effect resulting or arising from the following, individually or in the aggregate with any one or more other Effects, shall constitute or shall be considered in determining whether there has occurred or would reasonably be expected to occur a Company Material Adverse Effect: (A) changes in economic, regulatory, political, business, financial or market conditions in the United States or elsewhere in the world; (B) changes in the credit, debt, financial or capital markets or in interest or exchange rates, in each case, in the United States or elsewhere in the world; (C) changes in conditions affecting the industry in which the Company and the Company Subsidiaries operate; (D) any outbreak of any military conflict, declared or undeclared war, armed hostilities, or acts of foreign or domestic terrorism (including cyber-terrorism); (E) any epidemic, plague, pandemic or other outbreak of illness or public health event (including COVID-19), hurricane, flood, tornado, earthquake or other natural disaster or act of God (or any worsening of any of the foregoing), including, in each case, the response of governmental and non-governmental entities (including COVID-19 Measures); (F) any failure by the Company or any of the Company Subsidiaries to meet any internal or external projections or forecasts, any change in the market price or trading volume of Company Common Stock or any change in the Company’s credit rating (but excluding, in each case, the underlying causes of such failure or decline unless such underlying causes are otherwise included in the exceptions to this definition); (G) the public announcement, pendency or performance of the Transactions or the identity of, or any facts or circumstances relating to Parent, Merger Sub or their respective Affiliates, including, in any such case, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors, lenders, investors, licensors, licensees, venture partners or employees (other than, in each case, for purposes of any representation or warranty set forth in Section 4.4 or Section 4.5); (H) changes in, including any actions taken to comply with any change in, applicable Laws or the interpretation thereof; (I) changes in, including any actions taken to comply with any change in, GAAP or any other applicable accounting standards or the interpretation thereof; (J) any action required or specifically permitted to be taken by the Company pursuant to the terms of this Agreement or taken at the direction of Parent or Merger Sub; (K) any breach of this Agreement by Parent or Merger Sub or (L) any stockholder litigation (or a derivative or similar claim) or other Proceeding brought in connection with this Agreement or any of the Transactions, including breach of fiduciary duty or inadequate disclosure claims; provided, further, that any Effect arising out of or resulting from any change or event referred to in clause (A), (B), (C), (D), (E), (H) or (I) above may constitute, and be taken into account in determining the occurrence of, a Company Material Adverse Effect if and only to the extent that such change or event has a materially disproportionate adverse impact on the Company and the Company Subsidiaries, taken as a whole, as compared to any other participants that operate in the industries in which the Company and the Company Subsidiaries operate.
“Company Permits” has the meaning set forth in Section 4.15(b).
“Company Preferred Stock” has the meaning set forth in Section 4.2(a).
“Company PSU” means all restricted share units payable in shares of Company Common Stock or whose value is determined with reference to the value of shares of Company Common Stock, granted pursuant to the Company Stock Plans, whose vesting is conditioned in full or in part based on achievement of performance goals or metrics.
“Company Related Parties” has the meaning set forth in Section 8.4(g).

“Company RSU” means all restricted share units payable in shares of Company Common Stock or whose value is determined with reference to the value of shares of Company Common Stock, granted pursuant to the Company Stock Plans, other than Company PSUs.
“Company SAR” means all stock appreciation rights to acquire shares of Company Common Stock from the Company granted pursuant to the Company Stock Plans.
“Company Specified Contract” has the meaning set forth in Section 4.13(a).
“Company Stock Plans” means (i) the QAD Inc. 2016 Stock Incentive Program, which includes the Incentive Stock Option Plan, the Nonqualified Stock Option Plan, the Restricted Share Plan, the Stock Appreciation Rights Plan and the Other Stock Rights Plan and (ii) the QAD Inc. 2006 Stock Incentive Program, which includes the incentive Stock Option Plan, the Nonqualified Stock Option Plan, the Restricted Share Plan, the Stock Appreciation Rights Plan and the Other Stock Rights Plan.
“Company Stockholder” has the meaning set forth in the Recitals.
“Company Stockholder Approval” has the meaning set forth in Section 4.4(d).
“Company Stockholders Meeting” means the meeting of the stockholders of the Company to consider the adoption of this Agreement (including any postponement, adjournment or recess thereof).
“Company Subsidiary” means each Subsidiary of the Company.
“Company Superior Proposal” means a bona fide written Company Acquisition Proposal (provided, that for this purpose the references to “twenty percent (20%)” in the definition of Company Acquisition Transaction shall be deemed to be references to “seventy-five percent (75%)”) made by a third party, that did not result from a material breach of Section 6.4, that the Special Committee determines in its good faith judgment (after consultation with its financial advisors and outside counsel), taking into account all of the terms and conditions of such Company Acquisition Proposal and this Agreement (including any offer by Parent to amend the terms of this Agreement and taking into account all financial, legal, regulatory and other aspects of such Company Acquisition Proposal that the Special Committee considers in good faith to be appropriate (including the conditionality and the timing and likelihood of consummation of such proposal) is reasonably likely to be consummated in accordance with its terms and would, if consummated, result in a transaction that is more favorable to the Company’s stockholders (solely in their capacity as such, and other than the Company Stockholder in connection with the Rollover) from a financial point of view than the Transactions.
“Company Superior Proposal Notice” has the meaning set forth in Section 6.4(f).
“Company Termination Fee” has the meaning set forth in Section 8.4(k).
“Confidentiality Agreement” has the meaning set forth in Section 6.7(a).
“Consent” has the meaning set forth in Section 4.5(b).
“Continuation Period” has the meaning set forth in Section 6.13(a).
“Continuing Employee” has the meaning set forth in Section 6.13(a).
“Contract” means any contract, lease, license, indenture, note, bond, agreement, concession, franchise or other binding instrument.
“Contribution Agreement” has the meaning set forth in the Recitals.
“COVID-19” means SARS-CoV-2 or COVID-19.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, restrictions, guidelines, responses or recommendations of or promulgated by any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19 and any evolutions or mutations thereof or related or associated epidemic, plague, pandemic or outbreak of illness or public health event.
“COVID-19 Tax Measure” means any Law enacted or issued by any Governmental Entity with respect to any Tax matter in response to COVID-19 (including the CARES Act, the Families First Coronavirus Response Act of 2020 (H.R. 6201), “Division N — Additional Coronavirus Response and Relief” of the Consolidated Appropriations Act, 2021 (H.R. 133), the American Rescue Plan Act of 2021 (Pub. L. 117-2), and the Memorandum for the Secretary of the Treasury signed by President Trump on August 8, 2020) and any regulations, order, or other administrative authority issued pursuant to any such Law or otherwise issued with respect to any Tax matter in response to the COVID-19 Pandemic (including IRS Notices 2020-18, 2020-20, and 2020-65).
“Delaware Secretary” has the meaning set forth in Section 2.1(a).
“DGCL” means the Delaware General Corporation Law.
“Dissenting Shares” has the meaning set forth in Section 3.4.
“Effect” means any event, change, development, occurrence, result or effect.
“Effective Time” has the meaning set forth in Section 2.1(b).
“Environmental Law” means any Law that relates to human or worker health and safety as it relates to Hazardous Materials, pollution or protection of the environment or natural resources.
“Environmental Permit” means any permit, license, consent, certification, variance, exemption, approval, registration, or other authorization required under any Environmental Law.
“Equity Commitment Letter” has the meaning set forth in Section 5.5(a).
“Equity Financing Source” means the entities set forth on the signature pages to the Equity Commitment Letter.
“ERISA” means the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001 et seq.
“ERISA Affiliate” means all Persons (whether or not incorporated) that are or would be treated together with the Company or any of the Company Subsidiaries as a “single employer” within the meaning of Section 414 of the Code or Section 4001 of ERISA.
“Ex-Im Laws” means all U.S. and applicable non-U.S. Laws relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and the EU Dual Use Regulation.
“Exchange Act” means the Securities Exchange Act of 1934, 15 U.S.C. § 78a et seq., and the rules and regulations promulgated thereunder.
“Exchange Fund” shall have the meaning set forth in Section 3.3(a).
“Filed Company SEC Documents” has the meaning set forth in Article IV.
“Financing” has the meaning set forth in Section 5.5(a).
“GAAP” means U.S. generally accepted accounting principles.
“Governmental Entity” has the meaning set forth in Section 4.5(b).
“Guarantee” has the meaning set forth in Section 5.11.
“Guarantor” has the meaning set forth in the Recitals.
“Hazardous Material” means any substance, material or waste that is listed, defined, designated, classified or otherwise regulated as “hazardous”, “toxic”, a “pollutant” or “contaminant” or words of similar meaning or regulatory effect pursuant to, or for which liability or standards of conduct may be imposed under, any Environmental Laws due to their hazardous or deleterious properties or characteristics, including petroleum and petroleum byproducts, asbestos, lead, radiation, toxic mold, polychlorinated biphenyls, and per- and polyfluoroalkyl substances.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, 15 U.S.C. § 18a et seq., and the rules and regulations promulgated thereunder.
“Indebtedness” of any Person means, without duplication: (a) indebtedness of such Person for borrowed money; (b) obligations of such Person to pay the deferred purchase or acquisition price for any property of such Person, including any earn-out obligations; (c) reimbursement obligations of such Person in respect of drawn letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (d) obligations of such Person under a lease to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP; (e) indebtedness evidenced by bonds, debentures, notes or other similar instruments or debt securities; (f) liabilities arising out of interest rate and currency swap arrangements and any other arrangements designed to provide protection against fluctuations in interest or currency rates; and (g) indebtedness of others as described in clauses (a) through (f) above guaranteed by such Person; but Indebtedness does not include accounts payable to trade creditors, or accrued expenses arising in the ordinary course of business consistent with past practice, in each case, that are not yet due and payable, or are being disputed in good faith, and the endorsement of negotiable instruments for collection in the ordinary course of business consistent with past practice.
“Indemnification Expenses” has the meaning set forth in Section 6.11(a).
“Indemnified Parties” has the meaning set forth in Section 6.11(a).
“Intellectual Property” means all intellectual property and similar proprietary rights, in any jurisdiction, including the following: (a) trademarks, service marks, trade dress, logos, slogans, trade names and business names, together with all goodwill related thereto, and all applications and registrations for the foregoing, including all renewals of the same, (b) inventions (whether patentable or not), utility models, supplementary protection certifications, patents and patent applications, including divisions, continuations, continuations-in-part and renewal applications, and including renewals, extensions, reexaminations and reissues, (c) confidential information, trade secrets and know-how, (d) copyrightable works of authorship (including databases and other compilations of information), copyrights, industrial designs and other design rights, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof, (d) all rights in computer software, including all object code, source code, specifications, algorithms, architectures, structures, displays, screens, layouts and development tools, and all documentation and media related thereto and (e) domain names, Internet addresses, other computer identifiers and social media identifiers and related accounts.
“Judgment” means any judgment, settlement, order, decision, direction, writ, injunction, decree, stipulation or legal or arbitration award of, or promulgated or issued by, a Governmental Entity.
“Knowledge” means the actual knowledge of, in the case of the Company and the Company Subsidiaries, the individuals listed in Section 1.1 of the Company Disclosure Letter and in the case of Parent and Merger Sub, the individuals listed in Section 1.1 of the Parent Disclosure Letter.
“Law” means any law, rule, regulation, ordinance, code, statute, Judgment, order, decree, ruling, treaty, convention, governmental directive, injunction or other binding directive, U.S. or non-U.S., of any Governmental Entity, including common law.
“Lien” means any mortgage, lien, license, charge, restriction (including restrictions on transfer), pledge, security interest, option, right of first offer or refusal, preemptive right, lease or sublease, claim, right of any third party, covenant, right of way, easement, encroachment or encumbrance.
“Measurement Date” has the meaning set forth in Section 4.2(a).
“Merger” has the meaning set forth in the Recitals.
“Merger Consideration” has the meaning set forth in Section 3.1(a)(ii).

“Merger Sub” has the meaning set forth in the Preamble.
“Merger Sub Board” has the meaning set forth in the Recitals.
“Merger Sub Common Stock” has the meaning set forth in Section 3.1(a)(i).
“Nasdaq” means the NASDAQ Global Select Market.
“Organizational Documents” means (a) with respect to a corporation, the charter, Articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the Articles of formation or organization or certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership (general or limited), the certificate of formation or partnership and the partnership agreement, and (d) with respect to any other Person the organizational, constituent or governing documents or instruments of such Person.
“Other Party” means, (a) with respect to Parent and the Parent Subsidiaries, the Company and (b) with respect to the Company and the Company Subsidiaries, Parent and Merger Sub.
“Outside Date” has the meaning set forth in Section 8.1(e).
“Parent” has the meaning set forth in the Preamble.
“Parent Board” has the meaning set forth in the Recitals.
“Parent Disclosure Letter” has the meaning set forth in Article V.
“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate with any one or more other Effects, would prevent, materially impair or delay beyond the Outside Date the consummation by Parent or Merger Sub of any of the Transactions.
“Parent Permits” means all franchises, tariffs, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders of any Governmental Entity necessary under applicable Law to own, lease and operate Parent’s and the Parent Subsidiaries’ assets and properties and to lawfully carry on Parent’s and the Parent Subsidiaries’ respective businesses as they are being conducted as of the date of this Agreement.
“Parent Proposed Changed Terms” has the meaning set forth in Section 6.4(f)(ii).
“Parent Related Parties” means, collectively, Parent, Merger Sub, the Guarantor or any of their respective former, current or future general or limited partners, stockholders, financing sources, managers, members, Representatives or Affiliates.
“Parent Subsidiaries” means each Subsidiary of Parent.
“Parent Termination Fee” has the meaning set forth in Section 8.4(k).
“Party” means a party to this Agreement.
“Paying Agent” has the meaning set forth in Section 3.3(a).
“Permitted Liens” means (i) Liens for Taxes (A) not yet due and payable or (B) being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the Company’s financial statements, to the extent required by GAAP, (ii) Liens of carriers, warehousemen, mechanics, materialmen, repairmen and other similar common law or statutory Liens arising or incurred in the ordinary course of business consistent with past practice (A) that relate to obligations that are not delinquent or that the Company or any of the Company Subsidiaries is contesting in good faith by appropriate proceedings and for which adequate reserves have been established, to the extent required by GAAP and (B) that are not, individually or in the aggregate, material to the business of the Company and the Company Subsidiaries, taken as a whole, or Parent and the Parent Subsidiaries, taken as a whole, as applicable, (iii) Liens arising under original purchase price conditional sales Contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice that are not, individually or in the aggregate, material to the business of the Company and the Company Subsidiaries, taken as a whole, or Parent and the Parent Subsidiaries, taken as a whole, as applicable, (iv) zoning, entitlement, building and land use ordinances, codes and regulations imposed by any Governmental Entity that are not materially violated by any current use, occupancy or activity conducted by the Company or any of the Company Subsidiaries, or Parent or any of the Parent Subsidiaries, as applicable, (v) in the case of real property leased, subleased, licensed or otherwise occupied by the Company or any of the Company Subsidiaries or Parent or any of the Parent Subsidiaries, as applicable, any Lien to which the fee simple interest (or any superior leasehold interest) is subject or Liens in favor of the lessors under the lease, sublease, license, sublicense or other occupancy agreement for such real property, (vi) easements, rights-of-way, encroachments, restrictions, conditions or imperfections of title or other similar Liens with respect to real property that have arisen in the ordinary course of business consistent with past practice, which, individually or in the aggregate, do not and would not materially impair the use (or contemplated use), utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location, (vii) non-exclusive licenses of Intellectual Property granted in the ordinary course of business consistent with past practice, or (viii) Liens arising from transfer restrictions under applicable Laws of the U.S. federal securities Laws or similar applicable Laws of any jurisdiction.
“Person” means any individual, corporation, limited liability company, limited or general partnership, limited liability partnership, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Entity, or any group composed of two (2) or more of the foregoing.
“Proceeding” has the meaning set forth in Section 4.14.
“Proxy Statement” has the meaning set forth in Section 4.5(b).
“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, movement or migration of Hazardous Materials into or through the environment.
“Replacement Plans” has the meaning set forth in Section 6.13(b).
“Representatives” means with respect to a Person, its directors, officers, managers, employees, agents and representatives, including any investment banker, financial advisor, attorney, accountant or other advisor, agent or representative.
“Required Amount” has the meaning set forth in Section 5.5(c), and is referenced in the Equity Commitment Letter and Guarantee.
“Rights” means, with respect to any Person, (a) options, warrants, preemptive rights, subscriptions, calls or other rights, convertible securities, exchangeable securities, agreements or commitments of any character obligating such person to issue, transfer or sell any equity interest of such person or any of its Subsidiaries or any securities convertible into or exchangeable for such equity interests or (b) contractual obligations of such person (or the general partner of such person) to repurchase, redeem or otherwise acquire any equity interest in such person or any of its Subsidiaries or any such securities or agreements listed in clause (a) of this definition.
“Rollover” has the meaning set forth in the Recitals.
“Rollover Shares” means the shares of Company Common Stock held by Company Stockholder that are subject to the Rollover Agreement.
“Sanctioned Country” means any country or region or government thereof that is itself the subject or target of comprehensive Sanctions (at the time of this Agreement Cuba, Iran, North Korea, Syria, Venezuela and the Crimea region of Ukraine).
“Sanctioned Person” means any Person that is the target of Sanctions or restrictions under Trade Control Laws including: (i) any Person listed on any Sanctions or export-related list, including the U.S. Department of the Treasury Office of Foreign Assets Control’s (“OFAC”) List of Specially Designated Nationals and Blocked Persons, or any other OFAC, U.S. Department of Commerce Bureau of Industry and Security or U.S. Department of State Sanctions or export-related list; (ii) any Person that is, in the aggregate,

50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i); or (iii) any Person organized or resident in a Sanctioned Country.
“Sanctions” means all U.S. and applicable non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State), the European Union or any European Union member state, the United Nations, or the United Kingdom.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, 15 U.S.C. § 77a et seq., and the rules and regulations promulgated thereunder.
“Schedule 13E-3” has the meaning set forth in Section 4.5(b).
“Solvent” means, with respect to a Person, that such Person (a) has property with fair value greater than the total amount of its debts and liabilities, contingent, subordinated or otherwise (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability), (b) has assets with present fair salable value not less than the amount that will be required to pay its liability on its debts as they become absolute and matured, (c) will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as they become absolute and matured and they become due in the usual course of its affairs and (d) is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which it has unreasonably small capital.
“Subsidiary” means, with respect to a Person, any Person, whether incorporated or unincorporated, of which (a) at least 50% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions or (b) a general partner interest, is directly or indirectly owned or controlled by such Person or by one or more of its respective Subsidiaries.
“Support Agreement” has the meaning set forth in the Recitals.
“Surviving Corporation” has the meaning set forth in Section 2.1(c).
“Surviving Corporation Common Stock” has the meaning set forth in Section 3.1(a)(i).
“Takeover Law” means any “interested stockholder,” “fair price,” “moratorium,” “control share acquisition,” “business combination” or any other anti-takeover Law or similar Law enacted under state or federal Law.
“Tax Return” means any return, report, declaration, form, election, statement, or any other document (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with any Governmental Entity with respect to Taxes, including any information return, claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).
“Taxing Authority” means any Governmental Entity responsible for or otherwise having jurisdiction with respect to the imposition, collection, assessment, or regulation of any Tax or Tax Return.
“Taxes” means all federal, provincial, territorial, state, municipal, local, domestic, foreign, or other taxes, charges, fees, levies, duties, fees, or other assessments, including all net income, gross income, gross receipts, alterative or add-on minimum, sales, use, ad valorem, goods and services, capital, transfer, franchise, margin, earnings, profits, windfall profits, license, withholding, payroll, employment, unemployment, employer health, social security, premium, workers compensation, occupation, excise, estimated, environmental, severance, stamp, occupation, property (real, personal, intangible, unclaimed, or abandoned), escheat, or other taxes, custom duties, or other similar assessments or charges in the nature of a tax, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Entity in connection with any of the foregoing.
“Transactions” has the meaning set forth in the Recitals.
“Treasury Regulations” means the regulations promulgated under the Code.
“Uncertificated Shares” has the meaning set forth in Section 3.3(b)(i).
“Vested Company PSU” means a Company PSU that is unexpired, unexercised, outstanding, and vested as of immediately prior to the Effective Time or that vests solely as a result of the consummation of the Transactions (and without any additional action by the Company, the Company Board or a committee thereof, including to the extent that any other conditions for vesting have been satisfied on, prior to or in connection with the Effective Time).
“Vested Company RSU” means a Company RSU that is unexpired, unexercised, outstanding, and vested as of immediately prior to the Effective Time or that vests solely as a result of the consummation of the Transactions (and without any additional action by the Company, the Company Board or a committee thereof, including to the extent that any other conditions for vesting have been satisfied on, prior to or in connection with the Effective Time).
“Vested Company SAR” means a Company SAR that is unexpired, unexercised, outstanding, and vested as of immediately prior to the Effective Time or that vests solely as a result of the consummation of the Transactions (and without any additional action by the Company, the Company Board or a committee thereof, including to the extent that any other conditions for vesting have been satisfied on, prior to or in connection with the Effective Time).
“Willful Breach” means a breach or a failure to perform, in each case that is the consequence of a deliberate action or omission (including a failure to cure circumstances) by a Party with the knowledge that the taking of, or failure to take, such act would, or would reasonably be expected to, result in a breach of this Agreement.
Section 1.2   Interpretation.   Unless expressly provided for elsewhere in this Agreement, this Agreement will be interpreted in accordance with the following provisions:
(a)   the words “this Agreement,” “herein,” “hereby,” “hereunder,” “hereof,” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion, Article, Section, subsection or other subdivision of this Agreement in which any such word is used;
(b)   examples are not to be construed to limit, expressly or by implication, the matter they illustrate;
(c)   the words “made available” (and words of similar import) by the Company with respect to any item or document means that prior to the execution of this Agreement, such information, document or material was (i) publicly available on the SEC’s EDGAR database or (ii) made available for review by Parent or Parent’s Representatives in the “Project Annie” electronic data room maintained by the Company or otherwise provided to Parent or Parent’s Representatives by or on behalf of the Company (including in any “clean room” or on an “outside counsel only” basis), in each case, on or before 11:59 p.m. (Pacific Time) on the Business Day prior to the date of this Agreement.
(d)   the word “including” and its derivatives means “including without limitation” and is a term of illustration and not of limitation;
(e)   the word “or” shall be disjunctive but not exclusive;
(f)   all definitions set forth herein are deemed applicable whether the words defined are used herein in the singular or in the plural and correlative forms of defined terms have corresponding meanings;
(g)   a defined term has its defined meaning throughout this Agreement and each exhibit, schedule, certificate or other document to this Agreement, regardless of whether it appears before or after the place where it is defined;

(h)   all references to prices, values or monetary amounts refer to United States dollars;
(i)   wherever used herein, any pronoun or pronouns will be deemed to include both the singular and plural and to cover all genders;
(j)   this Agreement has been jointly prepared by the Parties, and this Agreement will not be construed against any Person as the principal draftsperson hereof or thereof and no consideration may be given to any fact or presumption that any Party had a greater or lesser hand in drafting this Agreement;
(k)   the captions of the Articles, Sections or subsections appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such Section, or in any way affect this Agreement;
(l)   any references herein to a particular Section, Article, Annex or Schedule means a Section or Article of, or an Annex or Schedule to, this Agreement unless otherwise expressly stated herein;
(m)   the Annexes and Schedules attached to this Agreement are incorporated herein by reference and will be considered part of this Agreement;
(n)   unless otherwise specified herein, all accounting terms used herein will be interpreted, and all determinations with respect to accounting matters hereunder will be made, in accordance with GAAP, applied on a consistent basis;
(o)   any references to (i) any Contract (including this Agreement), statute or regulation are to the Contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of Contract, to the extent permitted by the terms thereof and, if applicable, by the terms of this Agreement); (ii) any Governmental Entity include any successor to that Governmental Entity; and (iii) any applicable Law refers to such applicable Law as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under such statute) and references to any Section of any applicable Law or other law include any successor to such Section;
(p)   all references to days mean calendar days unless otherwise provided; and
(q)   all references to time mean New York City time.
ARTICLE II
THE MERGER; EFFECTS OF THE MERGER
Section 2.1   The Merger.
(a)   Effecting the Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Closing, Parent, Merger Sub and the Company shall cause a certificate of merger in such form as required by and in accordance with the applicable provisions of the DGCL (the “Certificate of Merger”), to be executed and filed with the Office of the Secretary of State of the State of Delaware (the “Delaware Secretary”).
(b)   Effective Time.   The Merger shall become effective on such date and at such time as the Certificate of Merger has been duly filed with the Delaware Secretary or at such later time and date as may be agreed upon by the parties in writing and specified in the Certificate of Merger in accordance with the DGCL (the “Effective Time”).
(c)   Surviving Corporation.   At the Effective Time, Merger Sub shall be merged with and into the Company in accordance with the DGCL, whereupon the separate existence of Merger Sub shall cease, and the Company shall be the surviving corporation in the Merger (the “Surviving Corporation”) and shall become a wholly owned Subsidiary of Parent, and the separate corporate existence of the Company, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the properties, rights, privileges, immunities, powers and franchises of the Company and

Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
(d)   Effects of the Merger.   The Merger shall have the effects set forth in the applicable provisions of the DGCL, this Agreement and the Certificate of Merger.
Section 2.2   Closing.   Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”), shall take place as soon as practicable (but in any event no later than the second (2nd) Business Day) after the satisfaction or (to the extent permitted by applicable Law) waiver in accordance with this Agreement of all of the conditions set forth in Article VII (the “Closing Date”) (other than any such conditions which by their nature cannot be satisfied until the Closing Date, which shall be required to be so satisfied or (to the extent permitted by applicable Law) waived in accordance with this Agreement on the Closing Date) via electronic exchange of documents and signature pages, or such other time, date or place as Parent and the Company may agree in writing.
Section 2.3   Organizational Documents.
(a)   At the Effective Time, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated to read in its entirety as set forth on Exhibit A hereto and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation, until, subject to Section 6.11, thereafter amended in accordance with its terms and the DGCL.
(b)   The parties shall take all necessary actions so that at the Effective Time, the bylaws of the Company as in effect immediately prior to the Effective Time shall be amended and restated to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time (except (i) that all references therein to Merger Sub shall be amended to become references to the Surviving Corporation and (ii) for any changes as shall be necessary to comply with Section 6.11) and, as so amended and restated, will be the bylaws of the Surviving Corporation until, subject to Section 6.11, thereafter amended in accordance with its terms, the certificate of incorporation of the Surviving Corporation and the DGCL.
Section 2.4   Directors and Officers of the Surviving Corporation.   The parties shall take all necessary actions so that at the Effective Time, (i) the officers of the Company shall constitute the only officers of the Surviving Corporation, and such officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the Organizational Documents of the Surviving Corporation and (ii) the directors of Merger Sub shall become and constitute the only directors of the Surviving Corporation, and such directors shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the Organizational Documents of the Surviving Corporation.
ARTICLE III
MERGER CONSIDERATION; EXCHANGE PROCEDURES
Section 3.1   Effect of the Merger on Capital Stock.
(a)   At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or any holder of any securities of Parent, Merger Sub or the Company:
(i)   Merger Sub Common Stock.   Each share of common stock, par value $0.01 per share, of Merger Sub (the “Merger Sub Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into and shall represent one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation (the “Surviving Corporation Common Stock”) and shall constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time (other than the Rollover Shares). From and after the Effective Time, all certificates representing shares of Merger Sub Common Stock, if any, shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(ii)   Conversion of Capital Stock of the Company.   Subject to the other provisions of this Article III, each share of Class A Common Stock, par value $0.001 per share of the Company (“Class A Common Stock”) and Class B Common Stock, par value $0.001 per share of the Company (“Class B Common Stock”, and together with Class A Common Stock, “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding any shares of Company Common Stock described in Section 3.1(a)(iii), the Rollover Shares and Dissenting Shares), including for the avoidance of doubt any shares of Company Common Stock outstanding immediately prior to the Effective Time whose prior restrictions have lapsed pursuant to Section 3.2, shall be converted automatically into the right to receive from Parent $87.50 in cash (the “Merger Consideration”), without any interest thereon and subject to any withholding Taxes required by applicable Law in accordance with Section 3.6. All such shares of Company Common Stock, when so converted, shall cease to be outstanding and shall cease to exist. Each holder of any such share of Company Common Stock that was outstanding immediately prior to the Effective Time shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be issued or paid in consideration therefor upon the surrender of any Certificates or Uncertificated Shares, as applicable, and the right to receive dividends and other distributions in accordance with clause (ii) of the first sentence of Section 3.3(c), in each case without interest.
(iii)   Company, Parent and Merger Sub-Owned Shares.   Each share of Company Common Stock that is issued and held by the Company or any of the Company’s direct or indirect wholly owned Subsidiaries, and each share of Company Common Stock that is owned by Parent, Merger Sub or any of their respective direct or indirect wholly owned Subsidiaries (including the Rollover Shares), in each case immediately prior to the Effective Time, shall automatically be canceled and shall cease to exist, and no consideration shall be issued or delivered in exchange therefor.
(b)   Impact of Stock Splits, Etc.   In the event of any change in the number of shares of Company Common Stock (or either class thereof), or securities convertible or exchangeable into or exercisable for shares of Company Common Stock (including options to purchase Company Common Stock) issued and outstanding after the date of this Agreement and prior to the Effective Time by reason of any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, combination, exchange of shares or the like (excluding, for the avoidance of doubt, any conversion of Class A Common Stock into Class B Common Stock in accordance with the Company’s Organizational Documents), the Merger Consideration shall be equitably adjusted to provide to the holders of Company Common Stock the same economic effect as contemplated by this Agreement prior to such event, subject to further adjustment in accordance with this Section 3.1(b). Nothing in this Section 3.1(b) shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
Section 3.2   Treatment of Equity Compensation Awards
(a)   As soon as practicable following the date of this Agreement, the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plans) shall adopt such resolutions as may be required to effect the following:
(i)   Vested SARs.   Each Vested Company SAR shall be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Vested Company SAR, multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per share exercise price under such Vested Company SAR (the “Vested SAR Consideration”), subject to any required withholding of Taxes, which shall be payable promptly following the Effective Time and in no case later than five (5) days following the Effective Time (the “Closing Payment Schedule”);
(ii)   Unvested SARs.   Each Company SAR award that is unexpired, unexercised, and outstanding as of immediately prior to the Effective Time that is not a Vested Company SAR (each an “Unvested Company SAR”) shall be cancelled and replaced with a right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such Unvested Company SAR multiplied by (B) the excess, if any, of the Merger Consideration over the applicable per share exercise price under such Unvested Company SAR (the “Cash Replacement SAR Amounts”). The Cash Replacement SAR Amount for such cancelled Unvested Company SAR will be payable in accordance with the vesting terms of such Unvested Company SARs.
(iii)   Vested Company RSUs and Vested Company PSUs.   Each Vested Company RSU and Vested Company PSU shall be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Company Common Stock subject to the Vested Company RSU and/or Vested Company PSU (at actual performance for Company PSUs granted in 2019 and at 100% of target performance for Company PSUs granted in 2021), as applicable, multiplied by (B) the Merger Consideration (the “Vested RSU/PSU Consideration”), subject to any required withholding of Taxes, payable on the Closing Payment Schedule.
(iv)   Unvested Company RSUs and Unvested Company PSUs.   Except as otherwise provided for on Section 3.2(a) of the Company Disclosure Letter with respect to the Unvested Company RSUs and Unvested Company PSUs:
(1)   Each award of Company RSUs and Company PSUs that is outstanding as of immediately prior to the Effective Time that is not a Vested Company RSU or Vested Company PSU (other than Company PSUs granted in 2019, which shall be cancelled for no consideration as of the Effective Date if performance has not been achieved as of the Effective Date and if performance has been achieved as of the Effective Date, then such Company PSUs shall be earned at actual performance) (the “Unvested Company RSUs and Unvested Company PSUs”) shall be cancelled and replaced with a right to receive an amount in cash, without interest, equal to (A) the amount of the Merger Consideration multiplied by (B) the total number of shares of Company Common Stock subject to such Unvested Company RSUs and Unvested Company PSUs immediately prior to the Effective Time (the “Cash Replacement Company RSU/PSU Amounts” and with the Cash Replacement SAR Amounts, the “Cash Replacement Amounts”).
(2)   For each tranche of cancelled Unvested Company RSU and Unvested Company PSUs, fifty percent (50%) of the Cash Replacement Company RSU/PSU Amounts, subject to any required withholding of Taxes, will be payable on the Closing Payment Schedule, with performance achievement determined based on clause (4) below.
(3)   For each tranche of cancelled Unvested Company RSUs and Unvested Company PSUs, the remaining 50% of the Cash Replacement Company RSU/PSU Amounts for each tranche of Unvested Company RSUs and Unvested Company PSUs will, subject to the holder’s continued service with the Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates, vest and be payable, subject to any required withholding of Taxes, at the same time as the Unvested Company RSU and Unvested PSUs for which such Cash Replacement RSU/PSU Amounts were exchanged would have vested pursuant to their terms or upon an earlier qualifying termination of employment without cause or constructive termination as described in Section 3.2(a) of the Company Disclosure Letter, with performance achievement determined based on clause (4) below.
(4)   Except as otherwise provided herein, all Cash Replacement Company RSU/PSU Amounts will have the same terms and conditions (including, with respect to vesting (including accelerated vesting on specific terminations of employment, to the extent applicable)) as applied to the Unvested Company RSUs and Unvested Company PSUs for which they were exchanged, except for terms rendered inoperative by reason of the Transactions or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of the Cash Replacement Company RSU/PSU Amounts; provided that with respect to Cash Replacement PSU Amounts that relate to the tranche of Unvested Company PSUs that were granted in 2021 for which the performance period has not yet been achieved, such achievement will be deemed at 100% of target. All such Cash Replacement Company RSU/PSU Amounts will be subject to accelerated vesting upon a qualifying termination of employment without cause or constructive termination as set forth in Section 3.2(a) of the Company Disclosure Letter.
(5)   For purposes of clarity, the number of shares of Company Stock underlying the Vested Company PSUs, for which the performance period has not been achieved as of the Effective Time, will be determined based on actual performance, based on the results through the Effective Time as determined in good faith by the Company’s Compensation Committee (in consultation with Parent), taking into account truncation of goals based on the remaining time in the performance period and seasonality of performance, and the number of shares underlying the Vested Company PSUs, for which the performance period has been achieved, will be based on such achievement; provided that with respect to Vested Company PSUs that were granted in 2021 for which the performance period has not yet been achieved, such achievement will be deemed at 100% of target.
(v)   Payment Procedures.   The Surviving Corporation shall pay on the timing dates set forth above all Cash Replacement Amounts, as applicable, net of any applicable withholding Taxes, through, to the extent applicable, the Surviving Corporation’s payroll (subject to any required tax withholdings) to the applicable holders of such Company Equity Awards. Notwithstanding the foregoing, if any payment owed to a holder of Company SARs, Company RSUs and Company PSUs pursuant to this Section 3.2(a), cannot be made through the Surviving Corporation’s payroll system or payroll provider, then the Surviving Corporation will issue a check for such payment to such holder promptly following the Effective Time.
(b)   With respect to any amount payable under Section 3.2(a) that constitutes nonqualified deferred compensation subject to Section 409A of the Code, to the extent that payment of such amount would otherwise cause the imposition of a Tax or penalty under Section 409A of the Code, such payment shall instead be made at the earliest time permitted under this Agreement and the terms of the corresponding award that will not result in the imposition of such Tax or penalty. The Company shall take all actions necessary to ensure that from and after the Effective Time, neither Parent nor the Surviving Corporation will be required to deliver shares of Company Common Stock, other capital stock of the Company, or other compensation of any kind (other than amounts required to be paid pursuant to Section 3.2(a) to any Person pursuant to or in settlement of any Company equity or equity-based awards under the Company Stock Plans otherwise and the Company Stock Plans will thereupon terminate.
Section 3.3   Payment for Securities.
(a)   Paying Agent; Exchange Fund.   Prior to the Effective Time, Parent shall enter into an agreement with an entity designated by Parent and reasonably acceptable to the Company to act as agent for the holders of Company Common Stock in connection with the Merger (the “Paying Agent”) and to receive the Merger Consideration and any dividends or other distributions to which they are entitled pursuant to clause (ii) of the first sentence of Section 3.3(c). On the Closing Date and substantially concurrently with the filing of the Certificate of Merger, Parent shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (excluding any shares of Company Common Stock described in Section 3.1(a)(iii) and the Rollover Shares, and assuming there are no Dissenting Shares), an amount in cash sufficient to pay the aggregate Merger Consideration payable at or in connection with the Closing (such cash being hereinafter referred to as the “Exchange Fund”). The Paying Agent shall, pursuant to irrevocable instructions, deliver the Merger Consideration contemplated to be issued in exchange for shares of Company Common Stock pursuant to this Agreement out of the Exchange Fund. Except as contemplated by this Section 3.3(a), the Exchange Fund shall not be used for any other purpose. The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of shares of Company Common Stock for the Merger Consideration. Any interest or other income resulting from investment of the Exchange Fund shall become part of the Exchange Fund.
(b)   Payment Procedures.
(i)   Promptly following the Effective Time, and in any event not more than three (3) Business Days thereafter, Parent and the Surviving Corporation will cause the Paying Agent to mail to each holder of record (as of immediately prior to the Effective Time) of (i) a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (other than Dissenting Shares, the Rollover Shares, and shares of Company Common Stock described in Section 3.1(a)(iii)) (the “Certificates”); and (ii) uncertificated shares of Company Common Stock that represented outstanding shares of Company Common Stock (other than Dissenting Shares, the Rollover Shares, and shares of Company Common Stock described in Section 3.1(a)(iii)) (the “Uncertificated Shares”), (A) a letter of transmittal in customary form and reasonably acceptable to the Company (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Paying Agent); and (B) instructions for use in effecting the surrender of the Certificates and Uncertificated Shares in exchange for the Merger Consideration payable in respect thereof pursuant to Section 3.1(a)(ii) and any dividends or other distributions to which they are entitled pursuant to clause (ii) of the first sentence of Section 3.3(c). Upon surrender of Certificates for cancellation to the Paying Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive, and the Paying Agent shall promptly pay, in exchange therefor, an amount in cash equal to the Merger Consideration payable in respect of the number of shares of Company Common Stock represented by such Certificate, and the Certificates so surrendered will forthwith be cancelled. Upon receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the holders of such Uncertificated Shares will be entitled to receive, and the Paying Agent shall promptly pay, in exchange therefor, an amount in cash equal to the Merger Consideration payable in respect of the number of shares of Company Common Stock represented by such holder’s transferred Uncertificated Shares, and the transferred Uncertificated Shares so surrendered will be cancelled. The Paying Agent will accept such Certificates and transferred Uncertificated Shares upon compliance with such reasonable terms and conditions as the Paying Agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of holders of the Certificates and Uncertificated Shares on the Merger Consideration payable upon the surrender of such Certificates and Uncertificated Shares. Until so surrendered, outstanding Certificates and Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the Merger Consideration, without interest thereon, payable in respect thereof pursuant to Section 3.1(a)(ii) and any dividends or other distributions pertaining to Company Common Stock formerly represented by such Certificates or Uncertificated Shares as contemplated by clause (ii) of the first sentence of Section 3.3(c). Notwithstanding anything to the contrary in this Agreement, no holder of Uncertificated Shares will be required to provide a Certificate or an executed letter of transmittal to the Paying Agent in order to receive the payment that such holder is entitled to receive pursuant to Section 3.1(a)(ii).
(ii)   Prior to the Effective Time, Parent and the Company will cooperate to establish procedures with the Paying Agent and the Depository Trust Company with the objective that the Paying Agent will transmit to the Depository Trust Company or its nominees on the first Business Day after the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to the Merger Consideration payable in respect of the number of shares of Company Common Stock (excluding any shares of Company Common Stock described in Section 3.1(a)(iii), the Rollover Shares and Dissenting Shares, and including any dividends or other distributions pertaining to such shares as contemplated by clause (ii) of the first sentence of Section 3.3(c)) held of record by the Depository Trust Company or such nominee immediately prior to the Effective Time.
(c)   Termination Rights.   All Merger Consideration paid upon the surrender of and in exchange for shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Company Common Stock, subject, however, to (i) Section 3.4 and (ii) the Surviving Corporation’s obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time that may have been declared by the Company on Company Common Stock prior to the date of this Agreement and which remain unpaid at the Effective Time. At the Effective Time, the Surviving Corporation shall cause the stock transfer books of the Surviving Corporation to be closed immediately, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged for the Merger Consideration payable in respect of the shares of Company Common Stock previously represented by such Certificates or Uncertificated Shares (other than Certificates or Uncertificated Shares evidencing shares of Company Common Stock described in Section 3.1(b)), and any dividends or other distributions pertaining to such shares as contemplated by clause (ii) of the first sentence of Section 3.3(c), without any interest thereon.
(d)   Termination of Exchange Fund.   Any portion of the Exchange Fund that remains undistributed to the former stockholders of the Company on the date that is twelve (12) months after the Closing Date shall be delivered to the Surviving Corporation, upon demand, and any former holders of shares of Company Common Stock who have not theretofore received the Merger Consideration and any dividends or other distributions pertaining to their former shares of Company Common Stock that such former holders have the right to receive pursuant to clause (ii) of the first sentence of Section 3.3(c), without interest thereon, shall thereafter look only to the Surviving Corporation and Parent (as general unsecured creditors) for payment of their claim, in respect of such shares.
(e)   No Liability.   None of the Surviving Corporation, Parent, Merger Sub or the Paying Agent shall be liable to any holder of Company Common Stock for any amount of Merger Consideration properly delivered to a public official pursuant to any applicable abandoned property law, escheat law or similar Law. If any Certificate or Uncertificated Share has not been surrendered prior to the time that is immediately prior to the time at which Merger Consideration in respect of such Certificate or Uncertificated Share would otherwise escheat to or become the property of any Governmental Entity, any such shares, cash, dividends or distributions in respect of such Certificate or Uncertificated Share shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.
(f)   Lost, Stolen or Destroyed Certificates.   If any Certificate (other than a Certificate evidencing shares of Company Common Stock described in Section 3.1(a)(iii)) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent or the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as Parent or the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall pay in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect of the shares of Company Common Stock formerly represented by such Certificate, without any interest thereon.
Section 3.4   Dissenter’s Rights.   Notwithstanding any other provision of this Agreement to the contrary, if required by the DGCL (but only to the extent required thereby), shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by holders of such shares who have not voted in favor of the adoption of this Agreement or consented thereto in writing and who have properly exercised and validly perfected appraisal rights with respect thereto in accordance with, and who have complied with, Section 262 of the DGCL (the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, and holders of such Dissenting Shares shall be entitled to receive payment of the fair value of such Dissenting Shares, in accordance with, but only if and when required by, the provisions of such Section 262, unless and until any such holder fails to perfect or effectively withdraws or loses its rights to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such rights, such Dissenting Shares will thereupon be treated as if they had been converted into, at the Effective Time, the right to receive the Merger Consideration, without any interest thereon, and the Surviving Corporation shall remain liable for payment of the Merger Consideration for such shares. At the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto other than such rights as are provided to holders of Dissenting Shares pursuant to Section 262 of the DGCL. The Company shall give Parent (i) prompt written notice of any demands received by the Company for appraisals of shares of Company Common Stock, withdrawals of such demands and any other instruments relating to appraisal demands received by the Company pursuant to Section 262 of the DGCL and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands and the Company shall consider in good faith comments or suggestions proposed by Parent with respect to such demands; provided that, after the date hereof until the Effective Time, the Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands or waive any failure to timely deliver a written demand for appraisal or otherwise to comply with Section 262 of the DGCL.
Section 3.5   No Dividends or Distributions.   No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any Certificates or Uncertificated Shares.
Section 3.6   Withholding Taxes.   Notwithstanding anything in this Agreement to the contrary, each of Parent, the Company, Merger Sub, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold (or cause to be deducted and withheld) from the amounts otherwise payable pursuant to this Agreement (including to any holder of Company Common Stock or holder of equity or equity-based awards under the Company Stock Plans pursuant to this Agreement) such amounts as Parent, the Company, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be, determines are required to be deducted or withheld with respect to the making of such payments under applicable Law. To the extent that amounts are so properly deducted or withheld and timely paid over to the appropriate Governmental Entity by Parent, the Company, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (x) as disclosed in the reports, schedules, exhibits (filed, linked or referenced), forms, statements and other documents filed by the Company with or furnished by the Company to the SEC on or after January 31, 2019 (excluding any disclosures set forth in any such Filed Company SEC Documents in any risk factor Section or any forward-looking disclosure that are non-specific, predictive, forward-looking or primarily cautionary in nature other than historical facts included therein) and publicly available prior to the date of this Agreement (the “Filed Company SEC Documents”) or (y) as set forth in the corresponding sections or subsections in the disclosure letter delivered by the Company to Parent as of the date hereof (the “Company Disclosure Letter”) (it being acknowledged and hereby agreed that (i) disclosure of any information in any section or subsection of the Company Disclosure Letter shall be deemed disclosed with respect to any other section or subsection of this Agreement and the Company Disclosure Letter only to the extent that the relevance thereof is reasonably apparent on the face of such disclosure; and (ii) nothing disclosed in the Filed Company SEC Documents will be deemed to modify or qualify the representations and warranties set forth in Section 4.2 (Capital Structure) or Section 4.8(a) (No Material Adverse Effect), the Company represents and warrants to Parent and Merger Sub as follows:
Section 4.1   Organization, General Authority and Standing.   Each of the Company and the Company Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent the concept is recognized by such jurisdiction), except in the case of any Company Subsidiary where any such failure to be in good standing would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries (a) has full power and authority necessary to enable it to own, operate, lease or otherwise hold its properties and assets and to conduct its business as presently conducted and (b) is duly qualified or licensed to do business in each jurisdiction where the nature of its business makes such qualification or licensing necessary, other than where the failure to have such power and authority or to be so qualified or licensed would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. True and complete copies of the Organizational Documents of the Company, as in effect on the date of this Agreement, are included in the Filed Company SEC Documents or have been made available to Parent. The Company is not in violation of its Organizational Documents in any material respect. There are not any stockholder agreements, voting trusts or other agreements to which the Company is a party or by which it is bound relating to the voting of any shares of the Company’s capital stock. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any of the Company’s capital stock.

Section 4.2   Capital Structure.
(a)   The authorized capital stock of the Company consists of 75,000,000 shares of Company Common Stock, of which 71,000,000 are authorized as Class A Stock and 4,000,0000 are authorized as Class B Stock, and 5,000,000 shares of preferred stock, par value $0.001 per share (the “Company Preferred Stock”). At the close of business on June 25, 2021 (the “Measurement Date”), (i) 17,662,016 shares of Class A Common Stock and 3,344,775 shares of Class B Common Stock, respectively, were issued and outstanding, (ii) 622,584 shares of Company Common Stock were subject to Company SARs (assuming a fair market value per share of Company Common Stock of $87.50), (iii) 544,605 shares of Company Common Stock were subject to Company RSUs, (iv) 234,301 shares of Company Common Stock were subject to Company PSUs (at “maximum” level of performance for PSUs granted in 2019 and 2021, and at actual performance for PSUs granted in 2020 for which performance has already been achieved), (v) 192,605 shares of Company Common Stock were held by the Company in its treasury, (vi) 2,381,264 additional shares of Company Common Stock were reserved and available for issuance pursuant to the Company Stock Plans, and (vii) no shares of Company Preferred Stock were issued and outstanding. Except as set forth above, at the close of business on the Measurement Date, no shares of capital stock of the Company were issued, reserved for issuance or outstanding. From the Measurement Date to the date of this Agreement, there have been no issuances by the Company of shares of capital stock of the Company or options, warrants, calls, puts, convertible or exchangeable securities, subscriptions, phantom stock, stock appreciation rights, stock-based performance units or other rights to acquire shares of capital stock of the Company or other rights that give the holder thereof any economic interest of a nature accruing to the holders of Company Common Stock, other than the rights under the Company Stock Plans and any related award agreements. The Company has provided to Parent a complete and accurate list of each outstanding Company equity award granted under the Company Stock Plans outstanding as of the Measurement Date and: (i) the name of the holder of such Company Equity Award, (ii) the number of shares of Company Common Stock subject to such outstanding Company Equity Award, (iii) if applicable, the exercise price, purchase price, or similar pricing of such Company Equity Award, (iv) the date on which such Company equity award was granted or issued, and (v) the applicable vesting, repurchase, or other lapse of restrictions schedule, and the extent to which such Company Equity Award is vested and exercisable as of the Measurement Date.
(b)   All outstanding shares of Company Common Stock, and all such shares that may be issued prior to the Effective Time when issued, (i) are or will be, as applicable, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive or similar rights, purchase options, calls or rights of first refusal or similar rights and (ii) issued in compliance in all material respects with applicable securities Laws and other applicable Law and all requirements set forth in applicable Contracts.
(c)   Except as set forth in Section 4.2(a), as of the date of this Agreement, there are no options, warrants, calls, puts, convertible or exchangeable securities, subscriptions, phantom stock, stock appreciation rights, stock-based performance units or other rights to acquire shares of capital stock of the Company or Contracts to which the Company is a party or by which the Company is bound (i) obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or any security convertible or exchangeable for any shares of capital stock of the Company, (ii) obligating the Company to issue, grant or enter into, as applicable, any such option, warrant, security, unit, right or Contract or (iii) that give any person the right to receive any economic interest of any nature accruing to the holders of Company Common Stock. As of the date of this Agreement, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or options, warrants, calls, puts, convertible or exchangeable securities, subscriptions, phantom stock, stock appreciation rights, stock-based performance units or other rights to acquire shares of capital stock of the Company, except for (A) the withholding of shares of Company Common Stock to satisfy Tax obligations with respect to awards granted pursuant to the Company Stock Plans and (B) in connection with Company SARs, Company RSUs and Company PSUs upon settlement or forfeiture of awards or payment of the grant price of Company SARs. Neither the Company nor any Company Subsidiary is a party to any agreement pursuant to which any Person is entitled to elect, designate or nominate any director of the Company or any of the Company Subsidiaries. Neither the Company nor any Company Subsidiary has

outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into, exercisable for or exchangeable for securities having the right to vote) with the stockholders of the Company on any matter.
(d)   All Company SARs, Company RSUs and Company PSUs are evidenced by written award agreements, in each case substantially in the forms that have been made available to Parent, except that such agreements may differ from such forms with respect to the number of Company SARs, Company RSUs and Company PSUs or shares of Company Common Stock covered thereby, the grant price (if applicable), the vesting schedule, the expiration date applicable thereto and other similar terms.
Section 4.3   Company Subsidiaries; Equity Interests.
(a)   Section 4.3(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, the name and jurisdiction of incorporation or organization of each (i) Company Subsidiary and (ii) entity (other than the Company Subsidiaries) in which the Company or any Company Subsidiary owns any equity interest. All of the outstanding equity interests or other ownership interests in each Company Subsidiary that is a corporation have been validly issued, fully paid and nonassessable, and are owned by the Company, free and clear of all Liens, other than Permitted Liens. All of the outstanding equity interests or other ownership interests in each Company Subsidiary that is a partnership or limited liability company are validly issued, and are owned by the Company, free and clear of all Liens, other than Permitted Liens. As of the date of this Agreement, there are no options, warrants, rights, calls, puts, convertible or exchangeable securities, stock-based performance units or other rights to acquire shares of capital stock of the Company or Contracts to which any Company Subsidiary is a party or by which any Company Subsidiary is bound obligating any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or any security convertible or exchangeable for any shares of capital stock of, any Company Subsidiary.
(b)   Except as set forth in Section 4.3(a) of the Company Disclosure Letter, the Company does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any Person, nor does the Company or any Company Subsidiary have any obligation, contingent or otherwise, to consummate any material additional investment in any Person other than a Company Subsidiary.
Section 4.4   Authority; Execution and Delivery; Enforceability.
(a)   The Company has the requisite corporate power and authority to enter into this Agreement and any Ancillary Agreement to which it is a party and, subject, in the case of the Merger, to receipt of the Company Stockholder Approval, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated hereby and thereby, in each case, in accordance with the terms of this Agreement and the Ancillary Agreements to which it is a party. The adoption, execution and delivery by the Company of this Agreement and the Ancillary Agreements to which it is a party and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company, subject, in the case of the Merger, to receipt of the Company Stockholder Approval. The Company has duly executed and delivered this Agreement and the Ancillary Agreements to which it is a party, and, assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity).
(b)   The Special Committee, at a meeting thereof duly called and held, duly adopted resolutions (which, as of the execution and delivery of this Agreement by the parties hereto, have not been rescinded, modified or withdrawn in any way) unanimously (i) determining that this Agreement and the Transactions, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders, (ii) recommending that the Company Board approve this Agreement and the Transactions, including the Merger and declare that this Agreement and the Transactions, including the Merger, advisable, fair to and in the best interests of the Company and the Company’s stockholders and (iii) recommending that, subject to approval by the Company Board, the Company Board resolve to recommend that the stockholders of the Company vote to adopt this Agreement and approve Transactions contemplated by this Agreement, including the Merger.
(c)   The Company Board, at a meeting thereof duly called and held, duly adopted resolutions (which, as of the execution and delivery of this Agreement by the parties hereto, have not been rescinded, modified or withdrawn in any way) (i) determining that this Agreement and the Transactions, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Company’s stockholders, (ii) approving this Agreement and the Transactions, including the Merger, and declaring that this Agreement and the Transactions, including the Merger, advisable, fair to and in the best interests of the Company and the Company’s stockholders, (iii) directed that this Agreement be submitted to the stockholders of the Company for their adoption and (iv) recommended that the stockholders of the Company adopt this Agreement and the Transactions, including the Merger (such recommendation described in clause (iv), the “Company Board Recommendation”).
(d)   Assuming the representations and warranties set forth in Section 5.9 are true and correct, the only votes of holders of any class or series of capital stock of the Company necessary to adopt this Agreement and to consummate the Merger are the adoption of this Agreement by the affirmative vote or consent of holders of (i) a majority of the voting power of all outstanding shares of Company Common Stock entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding shares of Company Common Stock, voting as a single class, that are not owned, beneficially or of record, by the Company Stockholder, or the Company Stockholder’s Affiliates, or any executive officer or director of the Company (together, the “Company Stockholder Approval”).
(e)   Except for the Company Stockholder Approval and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement, the performance by the Company of its covenants and obligations hereunder and the consummation of the transactions contemplated hereby.
Section 4.5   No Conflicts; Consents.
(a)   The execution and delivery by the Company of this Agreement do not, and the consummation of the Transactions and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any material obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or the Company Subsidiaries under, any provision of (i) the Organizational Documents of the Company, (ii) any Company Permit or any Company Specified Contract or (iii) subject to the filings and other matters referred to in Section 4.5(b) and Section 6.3(a) and, assuming the accuracy of Parent’s representations in Section 5.9, any Law applicable to the Company or the Company Subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.
(b)   No consent, approval, license, permit, order, waiver or authorization (“Consent”) of, or registration, declaration or filing with, or permit from, any national, Federal, state, provincial, local or other government, domestic, foreign or supranational, or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, arbitral body (public or private), domestic or foreign (a “Governmental Entity”), is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than (i) compliance with and filings under the HSR Act and the Austrian Cartel Act 2005, (ii) the filing with the SEC of (A) a proxy relating to the adoption of this Agreement by the Company’s stockholders (the “Proxy Statement”) (B) a Rule 13E-3 transaction statement on Schedule 13E-3 relating to the adoption of this Agreement by the Company’s stockholders (the “Schedule 13E-3”), and (C) such reports under the Exchange Act and the Securities Act as may be required in connection with this Agreement or the Transactions, (iii) the filing of the Certificate of Merger with the Delaware Secretary and appropriate documents with the relevant authorities of the other jurisdictions in which the Company is qualified to do business, (iv) such filings as may be required under the rules and regulations of the Nasdaq, and (v) such other items that the failure of which to obtain or make would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.
Section 4.6   SEC Documents; Undisclosed Liabilities.
(a)   Since January 31, 2019, the Company has filed or furnished with the SEC all forms, registration statements, reports, schedules and statements required to be filed or furnished under the Exchange Act or the Securities Act. At the time filed (or, in the case of registration statements, solely on the dates of effectiveness) (except to the extent amended by a subsequently Filed Company SEC Document prior to the date of this Agreement, in which case as of the date of such amendment), each Filed Company SEC Document complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be and did not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The Company has made all certifications and statements required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Filed Company SEC Documents. As of the date hereof, neither the Company nor any of its officers has received notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications. As of the date hereof, there are no outstanding or unresolved comments received by the Company from the SEC with respect to any of the Filed Company SEC Documents and, to the Knowledge of the Company, none of the Filed Company SEC Documents is the subject of ongoing SEC review or investigation. None of the Company Subsidiaries is, or has at any time since January 31, 2019 been, subject to the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act.
(b)   The audited consolidated financial statements and the unaudited quarterly financial statements (including, in each case, the notes thereto) of the Company included in the Filed Company SEC Documents (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) were prepared in all material respects in accordance with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied in all material respects on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and (iii) fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods covered thereby (subject, in the case of unaudited quarterly statements, to year-end adjustments).
(c)   Except as reflected or reserved against in the consolidated balance sheet of the Company, as of January 31, 2021, or the notes thereto, included in the Filed Company SEC Documents (such balance sheet and the notes thereto, the “Company Balance Sheet”), the Company and the Company Subsidiaries do not have any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) other than (i) liabilities or obligations incurred in the ordinary course of business consistent with past practice since the date of the Company Balance Sheet (none of which relates to any breach of contract, breach of warranty, tort, infringement, misappropriation or any other action), (ii) liabilities or obligations not required to be disclosed in a consolidated balance sheet of the Company or in the notes thereto prepared in accordance with GAAP and the rules and regulations of the SEC applicable thereto, (iii) liabilities or obligations incurred in connection with the Transactions to the extent permitted or contemplated by this Agreement and (iv) liabilities or obligations that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” within the meaning of Item 303(a) of Regulation S-K promulgated under the Securities Act.
(d)   The Company has established and maintains disclosure controls and procedures over financial reporting (as such terms are defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) as required by the Exchange Act. The Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.
(e)   The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company. The Company’s management has completed an assessment of the effectiveness of the Company’s internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act for the year ended January 31, 2021, and such assessment concluded that such controls were effective. From the date of the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2021 to the date of this Agreement, the Company’s auditors and the Company Board have not been advised of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting, and, in each case, neither the Company nor any of its Representatives has failed to disclose such information to the Company’s auditors or the Company Board. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Filed Company SEC Documents.
(f)   Section 4.6(f) of the Company Disclosure Letter contains a true, correct and complete list of all Indebtedness of the Company and the Company Subsidiaries (excluding intercompany Indebtedness) as of the date hereof in excess of $3,000,000, on an individual basis.
Section 4.7   Information Supplied.   None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3 will, at the time such document is filed with the SEC, at any time it is amended or supplemented or at the time it is first published, sent or given to the Company’s stockholders (as applicable), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; except that no representation or warranty is made by the Company with respect to statements included or incorporated by reference therein based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein. The Proxy Statement will, as at the date of filing with the SEC, comply as to form in all material respects with the requirements of the Exchange Act.
Section 4.8   Absence of Certain Changes or Events.
(a)   Since January 31, 2021, there has not been any Company Material Adverse Effect.
(b)   From immediately after January 31, 2021 through the date of this Agreement, the Company and the Company Subsidiaries have conducted each of their respective businesses in the ordinary course in substantially the same manner as previously conducted (except (x) in connection with modifications, suspensions or alterations of operations resulting from, or determined by the Company and the Company Subsidiaries to be advisable and reasonably necessary in response to, COVID-19 and COVID-19 Measures and (y) with respect to this Agreement and discussions, negotiations and transactions related thereto), and during such period there has not been:
(i)   any declaration, setting aside or payment of any dividend on, or making of any other distribution (whether in cash, stock or property) with respect to, or any repurchase or redemption of, any capital stock of the Company;

(ii)   any split, combination or reclassification of any capital stock of the Company or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of the Company;
(iii)   any change in accounting methods, principles or practices by the Company or any Company Subsidiary materially affecting the consolidated assets, liabilities or results of operations of the Company, except as may have been required (A) by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or (B) by Law; or
(iv)   any other action taken that if taken after the date of this Agreement without the prior written consent of Parent would constitute a violation of Section 6.1 (other than clauses 6.1(b)(ii)(A), and 6.1(b)(vi) of Section 6.1 (and clause 6.1(b)(xxi) solely as it applies to the foregoing clauses)).
Section 4.9   Taxes.
(a)   Each of the Company and the Company Subsidiaries has (i) timely filed, or caused to be timely filed on its behalf, taking into account any extensions of time within which to file, all income and other material Tax Returns required to have been filed by it, and all such Tax Returns are true, correct and complete in all material respects, and (ii) paid, or caused to be paid, all Taxes required to have been paid by it other than Taxes that are not yet due or that are being contested in good faith in appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP.
(b)   The most recent financial statements contained in the Filed Company SEC Documents reflect, in accordance with GAAP, an adequate reserve for all income or other material Taxes payable by the Company and the Company Subsidiaries for all taxable periods through the date of such financial statements.
(c)   Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, there are no disputes, audits, claims, examinations, investigations or other Proceedings pending, or, to the Knowledge of the Company, threatened in writing in respect of any Taxes or Tax Returns of the Company or any Company Subsidiary. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, no claim, deficiency, or adjustment for or with respect to any Tax has been asserted or assessed by a Taxing Authority in writing against the Company or any Company Subsidiary that has not been paid, settled or withdrawn in full.
(d)   There are no Liens for income or other material Taxes (other than statutory Permitted Liens for Taxes) upon any property or assets of the Company or any Company Subsidiary.
(e)   There are no outstanding written requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment or collection of any income or other material Taxes or Tax deficiencies against the Company or any Company Subsidiary that, in each case, is currently effective.
(f)   The Company and the Company Subsidiaries will not be required to include any item of material income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (A) “closing agreement” described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Laws) executed on or prior to the Closing Date, (B) use of an improper method of accounting, (C) installment sale or open transaction disposition made on or prior to the Closing Date (D) prepaid or advanced amount received or deferred revenue accrued on or prior to the Closing Date, or (E) intercompany transaction or excess loss account described in the Treasury Regulations promulgated under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Laws).
(g)   The Company and each Company Subsidiary (i) has withheld all material amounts of Taxes required to be withheld with respect to any amounts paid or owing to any employee, creditor, independent contractor or other third party under Applicable Law and (ii) has complied and is in compliance with (in all material respects) all applicable information reporting and Tax withholding requirements under state, local or foreign Laws regarding Taxes.
(h)   Neither the Company nor any Company Subsidiary has agreed to make or is required to make any material adjustment for a taxable period ending after the Closing Date under Section 481(a) of the Code by reason of a change in accounting method or otherwise.
(i)   Neither the Company nor any Company Subsidiary has received a written claim, which remains unresolved, by any Governmental Entity in a jurisdiction where it does not file income or franchise (or similar) Tax Returns that it is or may be subject to income or franchise (or similar) Tax by that jurisdiction.
(j)   Neither the Company nor any Company Subsidiary is a party to or is bound by any Tax sharing, allocation, or indemnification agreement or arrangement (other than (i) such agreements or arrangements exclusively between the Company and any Company Subsidiary or (ii) customary Tax provisions in commercial agreements entered into in the ordinary course of business the primary purpose of which is not related to Taxes). Neither the Company nor any Company Subsidiary has (i) been a member of an “affiliated group” (within the meaning of Section 1504(a) of the Code) filing a consolidated U.S. federal income Tax Return or other combined, consolidated, unitary, or other similar group for Tax purposes (other than a group the common parent of which is or was the Company or a Company Subsidiary) or (ii) any liability for Taxes of any Person (other than the Company or any Company Subsidiary) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or foreign Law) or as a transferee or successor, by contract (other than (i) agreements exclusively between the Company and any Company Subsidiary or (ii) customary Tax provisions in commercial agreements entered into in the ordinary course of business the primary purpose of which is not related to Taxes), by operation of Law, or otherwise. Neither the Company nor any Company Subsidiary has any liability for any amounts under Section 965 of the Code.
(k)   Neither the Company nor any Company Subsidiary has constituted either a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Code in a distribution intended to qualify for tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.
(l)   Neither the Company nor any Company Subsidiary has been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” as defined in Code Section 6707A(c)(2) and Treasury Regulation Section 1.6011-4(b)(2) (or any similar provisions of state, local or foreign Law).
(m)   Neither the Company nor any Company Subsidiary has deferred any Taxes under any COVID-19 Tax Measure (or any provision of applicable Law with similar effect or import) that otherwise would have been required to be deposited and paid in connection with amounts paid by the Company or any Company Subsidiary to any employee or independent contractor). Neither the Company nor any Company Subsidiary has claimed any employee retention credit pursuant to any COVID-19 Tax Measure nor has any obligations under any loans issued pursuant to the Paycheck Protection Program under the CARES Act.
(n)   The Company is not, and has not been in the period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation” as defined in Section 897(c)(2) of the Code.
Section 4.10   Labor Relations.   There are no collective bargaining or other labor union agreements to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound. None of the employees of the Company or any Company Subsidiary is represented by any union, works council or similar foreign labor organization with respect to his or her employment by the Company or any Company Subsidiary. To the Knowledge of the Company, since January 31, 2019 through the date of this Agreement, neither the Company nor any Company Subsidiary has experienced any material labor disputes, strikes, work stoppages, slowdowns, lockouts or union organization attempts concerning any employees of the Company or any Company Subsidiary. There is no unfair labor practice charge or complaint or other Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary before the National Labor Relations Board or any similar Governmental Entity that would reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. To the Knowledge of the Company, since January 31, 2019, no director, officer, or other senior executive of the Company or any Company Subsidiary has been subject to any material allegation of sexual or other unlawful harassment or discrimination.
Section 4.11   Employee Benefits.
(a)   Section 4.11(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of each material Company Benefit Plan that is not a Foreign Plan.
(b)   With respect to each material Company Benefit Plan that is not a Foreign Plan, the Company has made available to Parent true and complete copies of (i) such material Company Benefit Plan, including any amendment thereto (or, in either case, with respect to any unwritten material Company Benefit Plan, a written description thereof), other than any Company Benefit Plan that the Company or any Company Subsidiary is prohibited from making available to Parent as a result of applicable Law relating to the safeguarding of data privacy, (ii) each current trust, material insurance, annuity or other funding Contract related thereto, (iii) the most recent annual report on Form 5500 required to be filed with the Department of Labor with respect thereto (if any), (iv) the most recent favorable Internal Revenue Service determination or opinion letter, and (v) any material non-routine correspondence with a Governmental Entity. Notwithstanding the preceding, as soon as reasonably practicable after the date hereof, but in any event no more than forty-five (45) days after the date hereof, the Company shall provide an updated Section 4.11(a) of the Company Disclosure Letter that includes all material Foreign Plans and shall provide copies of all material Foreign Plans as contemplated by this Section 4.11(b).
(c)   Each Company Benefit Plan has been maintained, funded and administered in accordance with its terms and was established, has been administered and maintained, and is in compliance with ERISA, the Code and all other applicable Laws, and, to the Knowledge of the Company, nothing has occurred and no condition exists with respect to any Company Benefit Plan that could result in a Tax, penalty or other liability of the Company or any Company Subsidiary, other than, in each case, failures that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Without limiting the generality of the foregoing, with respect to each Company Benefit Plan that is subject to the Laws of a jurisdiction other than the United States (a “Foreign Plan”) and except as would not have, individually or in the aggregate, a Company Material Adverse Effect: (w) each Foreign Plan required to be registered has been timely and properly registered and has been maintained in good standing with applicable regulatory authorities, (x) each Foreign Plan intended to receive favorable tax treatment under applicable tax Laws has been qualified or similarly determined to satisfy the requirements of such Laws, (y) no Foreign Plan is a defined benefit plan or similar plan or arrangement, and (z) no Foreign Plan has any unfunded or underfunded liabilities, nor are such unfunded or underfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.
(d)   All obligations of the Company and each Company Subsidiary under or in respect of the Statutory Plans have been satisfied, and there are no outstanding defaults or violations thereunder by the Company or any Company Subsidiary, other than any such defaults or violations that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. There is no claim or Proceeding (other than routine claims for benefits) pending or, to the Knowledge of the Company, threatened with respect to any Company Benefit Plan, and there is no fact or circumstance that could reasonably be expected to give rise to any such claim or Proceeding.
(e)   Each Company Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter or opinion letter as to such qualification from the Internal Revenue Service, and no event has occurred, either by reason of any action or failure to act, that would reasonably be expected to adversely affect any such qualification.
(f)   None of the Company, any Company Subsidiary, or any of their respective ERISA Affiliates sponsors, maintains, contributes to, is required to maintain or contribute to, or has any actual or contingent liability under, (i) any “defined benefit plan” (as defined in Section 3(35) of ERISA) or any other plan that is or was subject to Section 302 or Title IV of ERISA or Section 412 of the Code or (ii) any “multiemployer plan” within the meaning of Section 3(37) of ERISA; nor, in each case, have they sponsored, maintained or contributed to any such plan within the preceding six (6) years. Neither the Company nor any Company Subsidiary has any current or contingent liability or obligation on account of an ERISA Affiliate.
(g)   Neither the Company nor any Company Subsidiary has any material unaccrued liability in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees of the Company or the Company Subsidiaries or other Persons, other than for continuation coverage required under Section 4980B of the Code or any state Laws for which the covered Person pays the full cost of coverage.
(h)   None of the execution and delivery of this Agreement, the obtaining of the Company Stockholder Approval, or the consummation of the Transactions (alone or in conjunction with any other event, including any termination of employment on or following the Effective Time) could (i) result in any payment becoming due to any current or former director, officer, employee, contractor, consultant or service provider of the Company or any Company Subsidiary, (ii) increase any benefit or compensation or other obligation payable or required to be provided under any Company Benefit Plan, or otherwise, to any current or former director, officer, employee, contractor, consultant or service provider of the Company or any Company Subsidiary, (iii) result in the acceleration of the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits or trigger any other obligation under any Company Benefit Plan, or (iv) result in any payments or benefits which would not reasonably be expected to be deductible under Section 280G of the Code or which would cause any Tax or penalty under Section 4999 of the Code.
(i)   Neither the Company nor any Company Subsidiary has any obligation to gross-up, indemnify or otherwise reimburse any Person for any Tax incurred by such Person under Section 409A or 4999 of the Code.
Section 4.12   Title to Properties.   Section 4.12 of the Company Disclosure Letter sets forth, as of the date of this Agreement, the address and description of each parcel of real property owned by the Company or any Company Subsidiaries. The Company and the Company Subsidiaries have good, valid and indefeasible title (or, to the extent not owned, a valid leasehold interest) to all real and personal properties that are material to the business of the Company or any Company Subsidiary, in each case free and clear of all Liens and defects and imperfections of title except (a) for Permitted Liens and (b) such as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. As of the date of this Agreement, there does not exist any pending or, to the Knowledge of the Company, threatened, condemnation or eminent domain proceedings that affect any of the owned or leased real property material to the business of the Company and the Company Subsidiaries, taken as a whole. Neither the Company nor any Company Subsidiary has entered into an agreement to sell or purchase any real property.
Section 4.13   Material Contracts.
(a)   Except for this Agreement and for the Contracts disclosed in the Filed Company SEC Documents, Section 4.13(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, and the Company has made available to Parent true and complete copies, of:
(i)   each Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;
(ii)   each Contract to which the Company or any Company Subsidiary is a party that (A) restricts the ability of the Company or any Company Subsidiary to compete in any business or with any Person in any geographical area, (B) requires the Company or any Company Subsidiary to conduct any business on a “most favored nations” basis with any third party (C) provides for “exclusivity” or any similar requirement in favor of any third party or (D) provides preferential rights or rights of first or last offer or refusal to any third party, except in the case of each of clauses

(B), (C) and (D) for such restrictions, requirements and provisions that are not material, individually or in the aggregate, to the Company and the Company Subsidiaries, taken as a whole;
(iii)   each Contract under which the Company or any Company Subsidiary (A) (x) licenses or sublicenses Intellectual Property from or to any third party (other than (1) licenses or sublicenses of generally commercially available off-the-shelf software programs, or (2) non-exclusive licenses or sublicenses to customers in the ordinary course of business consistent with past practice) or (y) since January 31, 2019, assigned or acquired Intellectual Property to or from any third party, in the case of each of clauses (x) and (y), except for such assignments, licenses and sublicenses that are not material to the Company and the Company Subsidiaries, taken as a whole, or (B) is subject to any material restriction affecting material Intellectual Property owned by the Company or any Company Subsidiary;
(iv)   each Contract that constitutes a commitment relating to Indebtedness for borrowed money or the deferred purchase price of property by the Company or any Company Subsidiary (whether incurred, assumed, guaranteed or secured by any asset) in excess of $2 million, other than Contracts solely between or among the Company or any Company Subsidiary;
(v)   each Contract under which the Company or any Company Subsidiary is the landlord, sublandlord, tenant, subtenant or occupant with respect to any material real property leased, subleased, licensed or otherwise occupied;
(vi)   other than with respect to an entity that is wholly owned by the Company or any of the Company Subsidiaries, each partnership, joint venture or operating or limited liability company agreement, in which the Company or any Company Subsidiaries holds an interest;
(vii)   each Contract that is a settlement, conciliation or similar Contract that would require the Company or any of the Company Subsidiaries to pay consideration of more than $2 million after the date of this Agreement or that contains continuing restrictions on the business and operations of the Company and the Company Subsidiaries that are material to the business of the Company and the Company Subsidiaries, taken as a whole;
(viii)   each Contract that obligates the Company or any Company Subsidiary to make any future capital investment or capital expenditure outside the ordinary course of business and in excess of $2 million individually or $10 million in the aggregate;
(ix)   each Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any Company Subsidiaries;
(x)   each Contract entered into since January 31, 2019 that (A) provides for the acquisition or disposition by the Company or any Company Subsidiaries of any business or material assets (whether by merger, sale of stock, sale of assets or otherwise) with a value in excess of $5 million or (B) pursuant to which the Company or any Company Subsidiaries acquired or will acquire any material ownership interest in any other Person or other business enterprise other than any Company Subsidiary, in each case, under which the Company or any Company Subsidiaries has obligations remaining to be performed as of the date hereof;
(xi)   each Contract that is with (A) each of the ten (10) largest customers of the Company and the Company Subsidiaries, taken as a whole (the “Material Customers”) and (B) each of the ten (10) largest commercial vendors of the Company and the Company Subsidiaries, taken as a whole (the “Material Vendors”), in each case by dollar amount for the fiscal year ending January 31, 2021.
(xii)   each Contract that provides for (A) indemnification of any officer, director or employee by the Company, other than Contracts entered into on substantially the same form as the Company’s standard forms previously made available to Parent or (B) accelerated vesting in connection with a change of control, including the Transactions (including as a result of any termination of employment following a change of control, including the Transactions);

(xiii)   each collective bargaining agreement or other Contract with any labor union, labor organization, or works council; and
(xiv)   any Contract that is a settlement, conciliation or similar agreement with any Governmental Entity or pursuant to which the Company or a Subsidiary will have any material outstanding obligation after the date of this Agreement.
Each such Contract described in clauses (i) through (xiv) above is referred to herein as a “Company Specified Contract.”
(b)   As of the date of this Agreement, each of the Company Specified Contracts is valid, binding and enforceable on the Company or the Company Subsidiaries, as the case may be, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect (i) except for such failures to be valid, binding or enforceable or to be in full force and effect as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect and (ii) except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity. As of the date of this Agreement, to the Knowledge of the Company, there is no default under any Company Specified Contract by the Company or the Company Subsidiaries or any other party thereto, and no event has occurred that (with or without notice or lapse of time, or both) would constitute a default thereunder by the Company or any Company Subsidiary or, to the Knowledge of the Company, any other party thereto, in each case except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.
(c)   To the Knowledge of the Company as of the date of this Agreement, since the date of the Company Balance Sheet, the Company has not received any written or, to the Knowledge of the Company, oral notice from or on behalf of any Material Customer indicating that such Material Customer intends to terminate or not renew, any current term of any Material Contract with such Material Customer.
(d)   To the Knowledge of the Company as of the date of this Agreement, since the date of the Company Balance Sheet, the Company has not received any written or, to the Knowledge of the Company, oral notice from or on behalf of any Material Vendor indicating that such Material Vendor intends to terminate, or not renew, any Material Contract with such Material Vendor.
Section 4.14   Litigation.   As of the date of this Agreement, there is no claim, suit, action, investigation or proceeding of any nature, civil, criminal or regulatory, in law or equity, by or before any Governmental Entity or arbitrator (each, a “Proceeding”) pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary that would reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, nor is there any Judgment outstanding against the Company or any Company Subsidiary that would reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. To the Knowledge of the Company, as of the date of this Agreement, no officer or director of the Company or any Company Subsidiary is a defendant in any material Proceeding in connection with his or her status as such.
Section 4.15   Compliance with Laws.
(a)   Each of the Company and the Company Subsidiaries is, and since January 31, 2019 has been, in compliance with all, and is not in default under or in violation of any applicable Law, other than any noncompliance, default or violation that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has received any written communication since January 31, 2019 and prior to the date of this Agreement from a Governmental Entity that alleges that the Company or any Company Subsidiary is not in compliance with or is in default or violation of any applicable Law, except where such non-compliance, default or violation would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. To the Knowledge of the Company, as of the date of this Agreement, no investigation or review by any Governmental Entity with respect to the Company or any Company

Subsidiary is pending or threatened, other than those the outcome of which has not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   The Company and the Company Subsidiaries are in possession of all material franchises, tariffs, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders of any Governmental Entity necessary under applicable Law to own, lease and operate their assets and properties and to lawfully carry on their businesses as they are being conducted as of the date of this Agreement (collectively, the “Company Permits”), except where the failure to be in possession of such Company Permits would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. As of the date of this Agreement, all Company Permits are valid and in full force and effect, except where the failure to be in full force and effect would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. No suspension or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company, threatened and the Company and the Company Subsidiaries are in compliance with all such Company Permits, except where such suspension, cancellation or noncompliance would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.
Section 4.16   Environmental Matters.
(a)   Except for matters that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect:
(i)   The Company and the Company Subsidiaries are, and since January 31, 2019 have been, in compliance with all Environmental Laws, which compliance has included obtaining, maintaining, and complying with all Environmental Permits required for the operation of the business or the ownership or occupancy of the real property;
(ii)   Neither the Company nor any Company Subsidiary has received any written notice, report or other written correspondence from any Governmental Entity or other Person alleging the actual or potential violation of or liability under any Environmental Law or any Environmental Permit, in each case since January 31, 2019 or which otherwise remains pending or unresolved;
(iii)   There are no Proceedings or Judgments pending or, to the Knowledge of the Company, threatened by a Governmental Entity or other Person against the Company or any Company Subsidiary that allege a violation of or liability under any Environmental Law or any Environmental Permit;
(iv)   Neither the Company nor any Company Subsidiary has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, Released, exposed any Person to, or owned or operated any property contaminated by, any Hazardous Material so as to give rise to any liabilities (contingent or otherwise) of any Company or any Company Subsidiary pursuant to Environmental Laws;
(v)   Neither the Company nor any Company Subsidiary has provided an indemnity with respect to, or otherwise assumed by Contract, any liability of any other Person relating to Environmental Laws or Hazardous Materials.
(vi)   The Company and each Company Subsidiary has furnished all material environmental assessments, audits and reports and all other material environmental, health or safety documents prepared since January 1, 2019 in their possession or reasonable control that relate to the Company or any Company Subsidiary (including any current or former properties, facilities or operations thereof.
Section 4.17   Intellectual Property.
(a)   The Company and the Company Subsidiaries exclusively own the Intellectual Property owned or purported to be owned by the Company or the Company Subsidiaries, or have the right to use, all Intellectual Property used in or necessary for the operation of the businesses of the Company and the Company Subsidiaries as presently conducted (collectively, the “Company Intellectual Property”) free and clear of all Liens except for Permitted Liens, except where the failure to own or have the right to use such Intellectual Property would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. The Company and Company Subsidiaries have taken commercially reasonable actions to protect the Company Intellectual Property, except where the failure to do so would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. Section 4.17(a) of the Company Disclosure Letter sets forth a complete and accurate list of the registered Intellectual Property owned by the Company or the Company Subsidiaries.
(b)   To the Knowledge of the Company, (i) the use of the Company Intellectual Property by the Company and the Company Subsidiaries and the operation of the business of the Company and the Company Subsidiaries as presently conducted does not infringe upon or misappropriate any Intellectual Property of any other Person, (ii) there is no Proceeding pending or threatened challenging or seeking to deny or restrict the rights of the Company or Company Subsidiaries in the Company Intellectual Property or alleging that the use of the Company Intellectual Property in the operation of the business of the Company and the Company Subsidiaries as currently conducted infringes upon or misappropriates any Intellectual Property of any other Person, and (iii) no Person is infringing upon or misappropriating any Company Intellectual Property owned by the Company or any Company Subsidiary, in the case of each of clauses (i) through (iii), except for such matters that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.
(c)   Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect: (i) to the Knowledge of the Company, the Company and the Company Subsidiaries have not incorporated, used, or linked any open source software in or with or to the Company’s or the Company Subsidiaries’ proprietary software in a manner that requires that any of such proprietary software (other than such open source software) be disclosed or distributed in source code form; and (ii) except as stated in Section 4.17(c) of the Company Disclosure Letter, the Company and the Company Subsidiaries have not delivered or made available, or agreed to deliver or make available, the source code for the Company’s and the Company Subsidiaries’ proprietary software to any Person, except to employees and contractors performing services on behalf of the Company pursuant to written Contracts containing an obligation to maintain the confidentiality of such source code and reasonably protecting the Company’s and Company Subsidiaries’ rights to such source code.
(d)   Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (i) to the Knowledge of the Company the computers, systems and IT assets used by the Company and the Company Subsidiaries operate and perform in a manner that permits the Company and each Company Subsidiary to conduct its business as currently conducted, (ii) the Company and the Company Subsidiaries have taken commercially reasonable actions, consistent with industry standards, to protect the confidentiality, integrity and security of the computers, systems and IT assets used by the Company and the Company Subsidiaries (and the information stored thereon) against unauthorized use, access, interruption, modification, infection by malicious code or corruption, and to the Knowledge of the Company, no such unauthorized use, access, interruption, modification, infection or corruption has occurred, and (iii) no claims have been asserted or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary alleging any violation relating to privacy, data protection or the collection or processing of personal information or user information.
Section 4.18   Insurance.   The Company and the Company Subsidiaries maintain, or are entitled to the benefits of, insurance, underwritten by financially reputable insurance companies, in such amounts and against such risks substantially as is customary for the industries in which the Company and the Company Subsidiaries operate. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (a) all material insurance policies maintained by or on behalf of the Company or the Company Subsidiaries as of the date of this Agreement are in full force and effect, and all premiums due on such policies have been paid and (b) the Company and the Company Subsidiaries are in compliance with the terms and provisions of all insurance policies maintained by or on behalf of the Company or the Company Subsidiaries as of the date of this Agreement, and neither the Company nor any Company Subsidiary is in breach or default under, or has taken any action that would permit termination or material modification of, any material insurance policies. As at the date of this Agreement, none of the limits for any such policy currently in force have been exhausted or materially reduced.

Section 4.19   Brokers and Other Advisors.   Except for (i) Morgan Stanley & Co. LLC. (“Morgan Stanley”), which has been retained by the Special Committee, and (ii) Moelis & Company LLC, which has been retained by Pamela Lopker, the founder and President of the Company, there is no investment banker, broker, finder or other agent or intermediary that has been retained by or is authorized to act on behalf of the Company or any of the Company Subsidiaries, their respective Affiliates, or any of their respective executive officers or directors in their capacities as executive officers or directors, or who is entitled to any financial advisory, banking, broker’s, finder’s or similar fee or commission in connection with the Transactions, including the Merger.
Section 4.20   Opinion of Financial Advisor.   The Special Committee has received the oral opinion of Morgan Stanley, to be confirmed by delivery of its written opinion dated June 27, 2021, to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, and limitations, qualifications and other matters considered in connection with the preparation of such opinion, the Merger Consideration to be received by the holders of Company Common Stock (excluding the holders of any shares of Company Common Stock described in Section 3.1(a)(iii), the Rollover Shares and Dissenting Shares) pursuant to this Agreement is fair to such holders from a financial point of view in the aggregate. A true, complete and signed copy of such opinion shall be made available to Parent solely for informational purposes promptly following the receipt of such opinion by the Special Committee, and it is agreed and understood that such opinion is for the benefit of the Special Committee only and may not be relied on by Parent or Merger Sub or any director, officer or employee of Parent or Merger Sub.
Section 4.21   Related Party Transactions
. Except as disclosed in the Filed Company SEC Documents, neither the Company nor any Company Subsidiary is party to any transaction or arrangement under which any (a) present or former executive officer or director of the Company or any Company Subsidiary, (b) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of 5% or more of any class of equity of the Company or (c) Affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing is a party to any actual or proposed loan, lease or other Contract with or binding upon the Company or any Company Subsidiary or owns or has any interest in any of their respective properties or assets, in each case as would be required to be disclosed by the Company pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.
Section 4.22   Takeover Laws.   As of the date of this Agreement, no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other form of anti-takeover statute or regulation or any anti-takeover provision in the certificate of incorporation or bylaws of the Company is, and the Company has no rights plan, “poison pill” or similar agreement that is, applicable to this Agreement, the Merger or the other transactions contemplated hereby and the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable “anti-takeover” law will not be applicable to the Merger.
Section 4.23   International Trade and Anti-Corruption.
(a)   Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of the Company Subsidiaries, nor any of their respective officers, directors, nor to the Knowledge of the Company, any employee or agent or other third party representative acting on behalf of the Company or any of the Company Subsidiaries, (a) is currently, or has since January 31, 2019: (i) been a Sanctioned Person, (ii) organized, resident or located in a Sanctioned Country, (iii) engaging in any dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country, or (iv) otherwise in violation of Sanctions Laws, Ex-Im Laws, or U.S. anti-boycott Laws (collectively, “Trade Control Laws”); or (b) has at any time (i) made or accepted any unlawful payment or given, received, offered, promised, or authorized or agreed to give or receive, any money, unlawful advantage or thing of value, directly or indirectly, to or from any employee or official of any Governmental Entity or any other Person in violation of Anti-Corruption Laws; or (ii) otherwise been in violation of any Anti-Corruption Laws.
(b)   Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of the Company Subsidiaries have, in connection with or relating to the business of the Company or any of the Company Subsidiaries, received from any Governmental Entity or any Person any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Entity; or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing in each case, related to Trade Control Laws or Anti-Corruption Laws. The Company and the Company Subsidiaries have in place written policies, procedures and internal controls, including an internal accounting controls system, that are reasonably designed to ensure compliance with applicable Trade Control Laws and Anti-Corruption Laws.
Section 4.24   No Other Representations or Warranties; Reliance Disclaimer.   The Company acknowledges and agrees that, except for the representations and warranties set forth in Article V and in any Ancillary Agreement, none of Parent, the Parent Subsidiaries or any other Person acting on behalf of Parent or the Parent Subsidiaries, makes or has made any express or implied representation or warranty with respect to Parent or the Parent Subsidiaries or with respect to any other information provided to the Company or any of its Affiliates or its and their respective Representatives by or on behalf of Parent or the Parent Subsidiaries in connection with the Transactions. The Company, on its own behalf and on behalf of its Affiliates and its and their respective Representatives, disclaims reliance on any representations or warranties or other information provided to them by Parent or the Parent Subsidiaries or their respective Representatives or any other Person except for the representations and warranties expressly set forth in Article V and in any Ancillary Agreement.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except as set forth in the disclosure letter delivered by Parent to the Company as of the date hereof (the “Parent Disclosure Letter”), Parent and Merger Sub represent and warrant to the Company as follows:
Section 5.1   Organization, General Authority and Standing. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent the concept is recognized by such jurisdiction). Each of Parent and Merger Sub (a) has full power and authority necessary to enable it to own, operate, lease or otherwise hold its properties and assets and to conduct its business as presently conducted and (b) is duly qualified or licensed to do business in each jurisdiction where the nature of its business makes such qualification or licensing necessary, other than where the failure to have such power and authority or to be so qualified or licensed would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect. Parent has made available to the Company true and complete copies of Parent’s Organizational Documents.
Section 5.2   Capitalization and Business Conduct of Merger Sub.
(a)   All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent, free and clear of all Liens. There are no options, warrants, rights, convertible or exchangeable securities, stock-based performance units or Contracts to which Merger Sub is a party or by which Merger Sub is bound obligating Merger Sub to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or any security convertible or exchangeable for any shares of capital stock of, Merger Sub.
(b)   Merger Sub was incorporated on June 17, 2021. Since its incorporation, Merger Sub has not engaged in any activity, other than such actions in connection with (a) its organization and (b) the preparation, negotiation and execution of this Agreement and the Transactions, including the Financing. Merger Sub has no operations, has not generated any revenues and has no liabilities other than those incurred in connection with the foregoing and in association with the Merger as provided in this Agreement.
Section 5.3   Authority; Execution and Delivery; Enforceability.
(a)   The adoption, execution and delivery by Parent and Merger Sub of this Agreement and the Ancillary Agreements to which they are a party and the consummation by Parent and Merger Sub of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. Each of Parent and Merger Sub has duly executed and delivered this Agreement and the

Ancillary Agreements to which they are a party, and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity).
(b)   The Parent Board, acting pursuant to written resolutions, (i) determined that this Agreement and the Transactions are fair to, and in the best interests of, Parent and Parent’s stockholders and (ii) adopted, approved and declared advisable this Agreement.
(c)   No vote of holders of any class or series of capital stock of Parent is necessary to approve this Agreement or the consummation by Parent and Merger Sub of the Merger and the other Transactions.
(d)   The Merger Sub Board (i) determined that this Agreement and the Transactions are fair to, and in the best interests of, Parent, Merger Sub’s sole stockholder, (ii) adopted this Agreement and approved and declared advisable this Agreement and the Transactions and (iii) recommended that Parent, as the sole stockholder of Merger Sub, approve this Agreement and the Transactions. Parent, as the sole stockholder of Merger Sub, has executed and delivered a unanimous written consent of the sole stockholder of Merger Sub approving this Agreement and the Transactions, such approval to be effective immediately following the execution and delivery of this Agreement.
Section 5.4   No Conflicts; Consents.
(a)   The execution and delivery by Parent and Merger Sub of this Agreement, do not, and the consummation of the Transactions and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any material obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent or the Parent Subsidiaries under, any provision of (i) the Organizational Documents of Parent or any Parent Subsidiary, (ii) any Parent Permit or any Contract to which Parent or any Parent Subsidiary is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 5.4(b) and Section 6.3(a), any Law applicable to Parent or the Parent Subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.
(b)   No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity, is required to be obtained or made by or with respect to Parent or any Parent Subsidiary in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than (i) compliance with and filings under the HSR Act and the Austrian Cartel Act 2005, (ii) the filing with the SEC of (A) the Proxy Statement, (B) the Schedule 13E-3, and (C) such reports under the Exchange Act and the Securities Act as may be required in connection with this Agreement or the Transactions, (iii) the filing of the Certificate of Merger with the Delaware Secretary and appropriate documents with the relevant authorities of the other jurisdictions in which Parent or Merger Sub is qualified to do business, and (iv) such other items that the failure of which to obtain or make would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.
Section 5.5   Financing.
(a)   Parent has delivered to the Company a true, complete and correct copy of an executed commitment letter dated as of the date hereof (including all exhibits, schedules, annexes and, so long as in accordance with Section 6.16, amendments thereto, the “Equity Commitment Letter”) from the Equity Financing Source, pursuant to which the Equity Financing Source has committed to provide, subject only to the terms and conditions set forth therein, equity financing for the Transactions in the aggregate amount set forth therein (the “Financing”). The Equity Commitment Letter provides that the Company is a third-party beneficiary thereof. The Equity Commitment Letter, in the form so delivered to the Company, is in full force and effect and is a legal, valid and binding obligation of Parent and the Equity Financing Source, fully and specifically enforceable against the parties thereto in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity).
(b)   As of the date of this Agreement, the commitment set forth in the Equity Commitment Letter is in full force and effect, such commitment has not been amended or modified (except as permitted by Section 6.16(a)) and, to the Knowledge of Parent, no such amendment or modification is contemplated or pending. Other than the Equity Commitment Letter, as of the date of this Agreement there are no other agreements, side letters or arrangements to which Parent is a party relating to the funding or investing, as applicable, of the Financing that could affect the availability of the Financing or any portion thereof on the Closing Date. As of the date of this Agreement, neither Parent nor Merger Sub is in breach of any of the terms or conditions set forth in the Equity Commitment Letter, and, as of the date of this Agreement, to the Knowledge of Parent, no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to constitute a breach, default or failure to satisfy any condition precedent set forth therein. As of the date of this Agreement, the Equity Financing Source has not notified Parent of its intention to terminate any commitment set forth in the Equity Commitment Letter or not to provide the Financing. There are no conditions precedent or other contingencies related to the funding of the full amount of the Financing, other than as expressly set forth in the Equity Commitment Letter as disclosed to the Company prior to the date hereof. As of the date of this Agreement and assuming satisfaction of the conditions set forth in Section 7.1 and Section 7.3, Parent has no reason to believe that it will be unable to satisfy on a timely basis any conditions to the funding of the full amount of the Financing to be satisfied by it, or that the Financing will not be available to Parent on the Closing Date. Parent acknowledges and agrees that its obligation to consummate the Transactions, is not and will not be subject to the receipt by Parent or Merger Sub of any financing or the consummation of any other transaction.
(c)   The aggregate proceeds contemplated by the Equity Commitment Letter are sufficient to enable Parent to (i) consummate the Transactions upon the terms contemplated by this Agreement, (ii) pay all of the Merger Consideration payable in respect of all shares of Company Common Stock (excluding any Rollover Shares) in the Merger pursuant to this Agreement, (iii) pay all other amounts payable pursuant to any provision of this Agreement (including all amounts payable at or in connection with the Closing in respect of Company SARs, Company RSUs and Company PSUs under this Agreement), (iv) pay all Indebtedness, liabilities and other obligations of the Company contemplated to be funded by Parent under by this Agreement, and (v) pay all related fees and expenses associated with the Transactions or the Equity Commitment Letter incurred by Parent, Merger Sub, the Surviving Corporation or any of their respective Affiliates and required to be paid at the Closing by such party (the “Required Amount”).
(d)   Without limiting Section 9.9, in no event shall the receipt or availability of any funds or financing by or to Parent or any of its Affiliates or any other financing transaction be a condition to any of the obligations of Parent or Merger Sub hereunder.
Section 5.6   Information Supplied.   None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3 will, at the time such document is filed with the SEC, at any time it is amended or supplemented or at the time it is first published, sent or given to the Company’s stockholders (as applicable), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation or warranty is made by Parent with respect to statements included or incorporated by reference therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference therein.
Section 5.7   Litigation.   As of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of Parent, threatened against Parent or any Parent Subsidiary that would reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect, nor is there any Judgment outstanding against Parent or any Parent Subsidiary that would reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.
Section 5.8   Brokers and Other Advisors.   No broker, investment banker, financial advisor or other Person, other than the Person set forth on Section 5.8 of the Parent Disclosure Letter, the fees and expenses of which will be paid by Parent, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with this Agreement or the Transactions based upon arrangements made by or on behalf of Parent or any of its Affiliates.
Section 5.9   Ownership of Company Common Stock.   None of Parent, Merger Sub or any of their respective Subsidiaries or Affiliates beneficially owns, directly or indirectly (including pursuant to a derivatives contract), any shares of Company Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Company Common Stock or any securities of any Subsidiary of the Company, and none of Parent, Merger Sub or any of their respective Subsidiaries or Affiliates has any rights to acquire, directly or indirectly, any shares of Company Common Stock, except pursuant to this Agreement and the Contribution Agreement (as applicable). None of Parent, Merger Sub or any of their “affiliates” or “associates” is, or at any time during the last three years has been, an “interested stockholder” of the Company, in each case as defined in Section 203 of the DGCL.
Section 5.10   Solvency.   None of the Parent or Merger Sub is entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of the Parent, Merger Sub or any of their respective Subsidiaries or Affiliates or of the Company or any of its Subsidiaries. Assuming (a) satisfaction or waiver of the conditions to Parent’s and Merger Sub’s obligation to consummate the Merger, and (b) (i) the accuracy of the representations and warranties set forth in Article IV and (ii) the performance by the Company and its Subsidiaries of the covenants and agreements contained in this Agreement, and after giving effect to the transactions contemplated hereby, any debt financing obtained in connection with the transactions contemplated hereby and the payment of all amounts required to be paid in connection with the consummation of the transactions contemplated hereby, including all of the Merger Consideration, any repayment or refinancing of debt contemplated in this Agreement and payment of all related fees and expenses of the Parent and Merger Sub, the Parent, the Surviving Corporation and their respective Subsidiaries, on a consolidated basis, will be Solvent as of the Effective Time and immediately after the consummation of the transactions contemplated hereby.
Section 5.11   Guarantee.   Concurrently with the execution of this Agreement, Parent has delivered to the Company the duly executed guarantee of the Guarantor, dated as of the date of this Agreement, in favor of the Company (the “Guarantee”). The Guarantee is (a) a legal, valid and binding obligation of the Guarantor, (b) enforceable against the Guarantor in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity) and (c) in full force and effect and has not been (and will not be, except in accordance with the terms thereof) amended or modified. As of the date hereof, there is no default or breach under the Guarantee by the Guarantor, and no event has occurred that, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of the Guarantor under such Guarantee.
Section 5.12   Absence of Certain Arrangements.   None of Parent, Merger Sub, nor any of their affiliates has entered into any Contract with any bank or investment bank or other potential provider of debt or equity financing on an exclusive basis in connection with any transaction involving the Company (or otherwise on terms that would prohibit such provider from providing or seeking to provide such financing to any third party in connection with a transaction relating to the Company or any of the Subsidiaries), except for such actions to which the Company has previously agreed in writing. Other than this Agreement, the Guarantee, the Contribution Agreement, the Support Agreement and the Confidentiality Agreement, as of the date hereof, there are no Contracts or any commitments to enter into any Contract between Parent, Merger Sub or any of their respective controlled affiliates, on the one hand, and any director, officer, employee or stockholder of the Company, on the other hand, relating to the transactions contemplated by this Agreement or the operations of the Surviving Corporation after the Effective Time.

Section 5.13   No Other Representations or Warranties; Reliance Disclaimer.   Parent and Merger Sub each acknowledges and agrees that, except for the representations and warranties set forth in Article IV and in any Ancillary Agreement to which it is a party, none of the Company or any other Person acting on behalf of the Company, makes or has made any express or implied representation or warranty with respect to the Company or the Company Subsidiaries or with respect to any other information provided to Parent or any of its Affiliates or its and their respective Representatives by or on behalf of the Company or the Company Subsidiaries in connection with the Transactions. Each of Parent and Merger Sub, on its own behalf and on behalf of its Affiliates and its and their respective Representatives, disclaims reliance on any representations or warranties or other information provided to them by the Company or the Company Subsidiaries or their respective Representatives or any other Person except for the representations and warranties expressly set forth in Article IV and in any Ancillary Agreement to which it is a party. Without limiting the generality of the foregoing, each of Parent and Merger Sub, on its own behalf and on behalf of its Affiliates and its and their respective Representatives, acknowledges and agrees that none of the Company, the Company Subsidiaries or any other Person will have or be subject to any liability or other obligation to Parent, Merger Sub or any other Person resulting from the distribution to Parent or Merger Sub (including their respective Representatives), or Parent’s or Merger Sub’s (or such Representatives’) use of, or the accuracy or completeness of, any such information, including any information, documents, projections, forecasts or other material made available to Parent or Merger Sub in certain “data rooms” or management presentations in expectation of the Merger.
ARTICLE VI
COVENANTS
From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII, the Company hereby covenants to and agrees with Parent and Merger Sub, and Parent and Merger Sub hereby covenant to and agree with the Company, that:
Section 6.1   Conduct of Business by the Company.
During such period, and except (i) as expressly permitted or required by this Agreement, (ii) as may be required by applicable Law or pursuant to the terms of any Company Benefit Plan as in effect on the date hereof, (iii) for any actions taken reasonably and in good faith in response to COVID-19 or COVID-19 Measures, (iv) as set forth in Section 6.1 of the Company Disclosure Letter or (v) with the prior written consent of Parent (which consent will not be unreasonably withheld, conditioned or delayed):
(a)   the Company shall, and shall cause each Company Subsidiary to (A) use its reasonable best efforts to conduct its business and the business of the Company Subsidiaries in the ordinary course in all material respects, and, to the extent consistent therewith, (B) use commercially reasonable efforts to preserve intact its business organizations, goodwill and assets and maintain its rights, franchises and existing relations with customers, suppliers, officers, employees and business associates (it being agreed that no action or omission by the Company or any Company Subsidiary with respect to a matter specifically addressed by any provision of Section 6.1(b) will be deemed a breach of this Section 6.1(a)).
(b)   Without limiting the foregoing, and subject to clauses (i) through (v) above, the Company will not and will cause each Company Subsidiary not to:
(i)   issue, sell or otherwise permit to become outstanding, or authorize the creation of, any additional equity or any additional Rights other than the issuance of Company Common Stock in respect of the vesting, settlement or exercise of Company RSUs, Company PSUs and Company SARs outstanding as of the date hereof and other than in accordance with Section 6.1(b)(xii);
(ii)   (A) split, combine or reclassify any of its equity interests or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for its equity interests, or (B) repurchase, redeem or otherwise acquire, or permit any Company Subsidiary to purchase, redeem or otherwise acquire, any membership, partnership or other equity interests or Rights, except as required by the terms of the Company Stock Plans and any related award agreements outstanding and in effect as of the date hereof in accordance with their terms as in effect on the date hereof or to satisfy any Tax withholding obligations of the holder thereof or as required by the terms of its securities outstanding on the date of this Agreement (or granted following the date of this Agreement in accordance with this Agreement) or by any Company Benefit Plan;
(iii)   (A) sell, lease, sublease, license, sublicense, abandon, waive, relinquish, transfer, pledge, abandon, assign, swap, mortgage or otherwise dispose of or subject to any Lien all or any material portion of its assets, businesses or properties other than (1) any sales, leases, or dispositions of assets (other than Intellectual Property) in the ordinary course of business consistent with past practice, including the factoring of receivables in the ordinary course of business consistent with past practice or (2) any distributions expressly permitted under Section 6.1(b)(iv) or (3) any non-exclusive licenses or sublicenses of Intellectual Property granted to customers for the use of, or in connection with, Company products in the ordinary course of business consistent with past practice; (B) acquire (by merger or otherwise) or lease any assets or all or any portion of (or interests in) the business or property of any other entity; provided that, for the avoidance of doubt, this shall not restrict purchases of products or supplies by the Company and its Subsidiaries in the ordinary course of business; (C) merge, consolidate or enter into any other business combination transaction with any Person (other than as permitted by the foregoing clause (B)); or (D) convert from a limited partnership, limited liability company or corporation, as the case may be, to any other business entity;
(iv)   make or declare dividends or distributions (whether in cash, assets, stock, other securities or otherwise) to (A) the holders of Company Common Stock or any Company Subsidiary or (B) any other equityholders or Rights holders of the Company or any Company Subsidiary (other than any dividend or distribution from a wholly owned Company Subsidiary to the Company or to any other wholly owned Company Subsidiary);
(v)   amend the Company’s or any Company Subsidiary’s Organizational Documents as in effect on the date of this Agreement;
(vi)   enter into any Company Specified Contract that is outside the ordinary course of business;
(vii)   modify, amend, terminate or assign, or waive or assign any rights under, any Company Specified Contract in any material manner;
(viii)   waive, release, assign, settle or compromise any material Proceeding or settle or compromise any Proceeding if such settlement or compromise (A) involves a material conduct remedy or material injunctive or similar relief, (B) involves an admission of criminal wrongdoing by the Company or any Company Subsidiary, (C) has in any material respect a restrictive impact on the business of the Company or any Company Subsidiary or (D) involving the payment of more than $1,000,000;
(ix)   implement or adopt any change in its GAAP accounting principles, practices or methods, other than as may be required by GAAP;
(x)   fail to use commercially reasonable efforts to maintain, with financially responsible insurance companies, insurance in such amounts and against such risks and losses as is maintained by it at present;
(xi)   (A) make, change, revoke, rescind, or otherwise modify any material election relating to Taxes, (B) settle, consent to, or compromise any material Proceeding, audit or controversy relating to material Taxes, (C) amend any Tax Return in any material respect, (D) enter into any closing agreement with respect to any material Tax, (E) surrender any right to claim a material Tax refund, (F) adopt, change, or otherwise modify any material Tax accounting period or any Tax accounting method, (G) consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment; or (H) incur any material Tax liability outside the ordinary course of business or fail to pay any income or other material Tax (including any estimated Tax) that becomes due and payable;

(xii)   except as required by applicable Law, expressly required or permitted by this Agreement or required by the terms of any Company Benefit Plan, (A) grant or commit to grant to any current or former director, officer, employee, contractor, consultant or service provider any increase in cash compensation, bonus or fringe or other benefits, other than with respect to employees who are not directors or executive officers in the ordinary course of business consistent with past practice or in connection with the Company’s or any Company Subsidiary’s annual merit-based compensation review process or discretionary bonus practices, provided, that no such increase shall exceed 5% of an individual’s annual cash compensation, (B) establish, adopt, enter into, terminate or amend, or take any action to accelerate the vesting or payment of any compensation or benefits under, any Company Benefit Plan, except for amendments to Company Benefit Plans made in the ordinary course of business consistent with past practice that do not materially increase the expense of maintaining such plan, (C) grant or amend any equity or equity-based awards except amendments required by existing Company Stock Plans, (D) other than in the ordinary course of business consistent with past practice with respect to non-officer employees, contractors, consultants or service providers, enter into any employment, consulting, change in control, retention or severance agreement with, or grant or provide any severance, change in control, or retention payments or benefits to, any current or former director, officer, employee, contractor, consultant or service provider, (E) hire any officer, employee, contractor or consultant, other than individuals with an annual base salary less than $300,000, or, other than in the ordinary course of business consistent with past practice, terminate the employment or services (other than for cause) of any officer, employee, contractor, consultant or service provider with an annual base salary more than $300,000, or (F) take any action to accelerate the vesting or payment date of any Company equity awards or accelerate the vesting or payment of any compensation or benefits, or the funding of any compensation or benefits, payable, provided or to become payable or provided under a Company Benefit Plan or otherwise;
(xiii)   (A) incur, assume, guarantee or otherwise become liable for any Indebtedness (directly, contingently or otherwise), other than borrowings under existing revolving credit facilities in the ordinary course of business consistent with past practice, (B) redeem, repurchase, cancel or otherwise acquire any Indebtedness (directly, contingently or otherwise), (C) other than with respect to the existing revolving credit facilities, create any material Lien that is not a Permitted Lien on its property or the property of any Company Subsidiary in connection with any pre-existing Indebtedness, new Indebtedness or lease or (D) make or commit to make any capital expenditures except in the ordinary course of business consistent with past practice;
(xiv)   enter into any transaction or Contracts with any Affiliate or other Person that would be required to be disclosed by the Company under Item 404 of Regulation S-K of the SEC;
(xv)   authorize, recommend, propose or announce an intention to adopt a plan of complete or partial dissolution or liquidation;
(xvi)   make any loans, advances or capital contributions to, or investments in, any Person (other than the Company or any wholly owned Company Subsidiary or in connection with indemnification and advancement rights of the Company’s directors and officers) other than loans, advances or capital contributions in the form of trade credit granted to customers in the ordinary course of business consistent with past practice;
(xvii)   disclose any material source code or material trade secrets to any Person, except in the ordinary course of business consistent with past practice and pursuant to a non-disclosure agreement;
(xviii)   unless required by Law, recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or its Subsidiaries;
(xix)   implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that could implicate the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws;

(xx)   waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor; or
(xxi)   agree or commit to do anything prohibited by clauses (i) through (xx) of this Section 6.1(b).
Section 6.2   Conduct of Business by Parent and Merger Sub.   From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII, and except (i) as expressly permitted or required by this Agreement, (ii) as may be required by applicable Law, (iii) as set forth in Section 6.2 of the Parent Disclosure Letter or (iv) with the prior written consent of the Company (which consent will not be unreasonably withheld, conditioned or delayed), neither Parent nor Merger Sub shall, and shall not permit any of its Affiliates to, (a) take any action the result of which would reasonably be expected to materially and adversely impair or materially delay the consummation of the Transactions or (b) authorize any of, or commit or agree, in writing or otherwise, to take any such action.
Section 6.3   Efforts to Consummate the Merger.
(a)   Subject to the terms and conditions of this Agreement, the Company, on the one hand, and each of Parent and Merger Sub, on the other hand, will cooperate with the Other Party and use (and will cause their respective Subsidiaries to use) its reasonable best efforts to (i) take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable to cause the conditions to the Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, as promptly as practicable, the Merger, including preparing and filing promptly and fully all documentation to effect all necessary filings, notifications, notices, petitions, statements, registrations, submissions of information, applications and other documents (including filing any Notification and Report Form required pursuant to the HSR Act and the Austrian Cartel Act 2005 within ten (10) Business Days following the execution of this Agreement and to request early termination of the applicable waiting period, (ii) obtain promptly all Consents, clearances, expirations or terminations of waiting periods, registrations, authorizations and other confirmations from any Governmental Entity or third party necessary, proper or advisable to consummate the Merger and (iii) defend any Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed. Parent will be responsible for the payment of any filing fees under the HSR Act and the Austrian Cartel Act 2005 in connection with the Transactions.
(b)   Each of the Parties hereto will use reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing to or submission with any Governmental Entity in connection with the Transactions and in connection with any Proceeding by or before any Governmental Entity relating to the Merger, including any Proceeding initiated by a private Person, (ii) promptly inform the Other Party of (and supply to the Other Party) any material communication received by such Party from, or given by such Party to any Governmental Entity and any material communication received or given in connection with any Proceeding by a private Person, in each case regarding the Merger, (iii) permit the Other Party to review in advance and incorporate their reasonable comments in any communication to be given by it to any Governmental Entity with respect to any investigations or reviews under any Law in connection with the Transactions and (iv) to the extent practicable, consult with the Other Party in advance of any material meeting, written communications or teleconference with any Governmental Entity or, in connection with any Proceeding by a private Person, with any other Person, and, to the extent not prohibited by the Governmental Entity or other Person, give the Other Party the opportunity to attend and participate in such meetings and teleconferences. Subject to Section 6.7, the Parties will take reasonable best efforts to share information protected from disclosure under the attorney-client privilege, work product doctrine, joint defense privilege or any other privilege pursuant to this Section 6.3 in a manner so as to preserve the applicable privilege. Any Party may share information with any Other Party on an “outside counsel only” basis. Nothing in this Agreement shall obligate the Parties to share any information covered by the attorney client privilege, work product doctrine or other similar privilege.

(c)   Each Party agrees to use reasonable best efforts to take, or cause to be taken, any and all steps and to make, or cause to be made, any and all undertakings necessary to resolve any objections that a Governmental Entity may assert under any Antitrust Law with respect to the Transactions, and to avoid or eliminate each and every impediment under any Antitrust Law that may be asserted by any Governmental Entity with respect to the Merger, in each case, so as to enable the Closing to occur as promptly as practicable. Notwithstanding anything to the contrary in this Agreement, the Parties’ reasonable best efforts to consummate the Transactions shall not include doing or agreeing to do, or causing their Affiliates to do or agree to do (and the Company and its Subsidiaries shall not, without the prior written consent of Parent, do or agree to do), any and all of the following: (i) selling, divesting or otherwise disposing of or holding separate, or placing any restrictions on, any of their or their Affiliates’ assets, properties, licenses, products, product lines, rights, services, businesses, voting securities or other operations or interests therein or (ii) effecting behavioral limitations, or other restrictions or commitments with respect to any such assets, properties, licenses, products, product lines, rights, services, businesses, voting securities or other operations or interests or Person, including Parent and Merger Sub and their respective Affiliates, on the one hand, and the Company and its Subsidiaries, on the other hand, in each case, if such limitation or other restriction or commitment, individually or in the aggregate, would reasonably be expected to result in a material adverse effect on the business, properties, assets, operations or financial condition of the Company and its Subsidiaries, taken as a whole.
(d)   In furtherance and not in limitation of the covenants of the Parties contained in this Section 6.3, and subject to Section 6.3(c), if any Proceeding, is instituted (or threatened to be instituted) challenging the Merger as violative of any Antitrust Law, each of Parent and the Company will cooperate and use reasonable best efforts to contest, defend, appeal and resist any such Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger, and to have vacated, lifted, reversed or overturned any Judgment, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger. Notwithstanding anything in this Agreement to the contrary, the Parties shall not be required to take any action with respect to any order or any applicable Law or in order to obtain any approval or resolve any objection or impediment under any Antitrust Law which is not conditioned upon the consummation of the Merger.
Section 6.4   No Solicitation by the Company and Company Change in Recommendation.
(a)   Except as expressly permitted by this Section 6.4, from the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with its terms, the Company will not and will cause the Company Subsidiaries and its and their respective directors and officers not to, and will instruct and use reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly (i) initiate, solicit or knowingly encourage or knowingly facilitate the making of any Company Acquisition Proposal or any other offer or proposal that would reasonably be expected to lead to a Company Acquisition Proposal, (ii) other than informing third parties of the existence of the provisions contained in this Section 6.4 and engaging in discussions with any Person or group or their respective Representatives who has made a Company Acquisition Proposal solely for the purpose of clarifying the terms of such Company Acquisition Proposal or determining whether such Person intends to provide any documents (or additional documents) containing the terms and conditions of such Company Acquisition Proposal, engage in, continue or otherwise participate in negotiations or discussions with, or furnish any non-public information concerning the Company or any of the Company Subsidiaries to, any third party in connection with a Company Acquisition Proposal or (iii) enter into any acquisition agreement, letter of intent, agreement in principle or similar agreement with respect to a Company Acquisition Proposal. Notwithstanding anything to the contrary contained in this Agreement, the Company shall be permitted to grant waivers of, and not enforce, any standstill provision or similar provision that has the effect of prohibiting the counterparty thereto from making an unsolicited Company Acquisition Proposal. Subject to the terms of this Section 6.4, from the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with its terms, the Company will, and will cause the Company Subsidiaries and its and their respective officers and directors, and will instruct and use reasonable best efforts to cause its other Representatives to cease and cause to be terminated any discussions or negotiations with any Person and its Representatives that would be prohibited by this Section 6.4, request the prompt return or destruction of all non-public information concerning the Company and the Company Subsidiaries theretofore furnished to any such Person with whom a confidentiality agreement with respect to an actual or potential Company Acquisition Proposal was entered into at any time within 12 months immediately preceding the date of this Agreement and will (i) cease providing any further information with respect to the Company or any Company Acquisition Proposal to any such Person or its Representatives; and (ii) terminate all access granted to any such Person and its Representatives to any physical or electronic data room (or any other diligence access).
(b)   Notwithstanding anything to the contrary contained in this Agreement, if prior to obtaining the Company Stockholder Approval the Company receives a bona fide written Company Acquisition Proposal (which Company Acquisition Proposal was made after the date of this Agreement and did not result from a breach in any material respect of this Section 6.4), and the Special Committee determines in good faith, after consultation with its financial advisor and outside counsel, that (I) such Company Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Company Superior Proposal and (II) the failure to take the actions contemplated by this Section 6.4(b) would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law, then the Special Committee, the Company and their respective Representatives may, subject to compliance with this Section 6.4, do any or all of the following: (i) furnish any information (including non-public information) or access thereto to any third party making such Company Acquisition Proposal (and its Representatives and potential financing sources); provided that (A) prior to furnishing any such information or access, the Company has received from such third party an executed Company Acceptable Confidentiality Agreement and (B) any such non-public information so furnished has been previously provided or made available to Parent or is provided or made available to Parent promptly (and in any event no later than twenty-four (24) hours) after it is so furnished to such third party, (ii) participate or engage in negotiations or discussions with the Person or group making such Company Acquisition Proposal and its Representatives and potential financing sources regarding such Company Acquisition Proposal.
(c)   Except as set forth in this Section 6.4, neither the Company Board nor any committee thereof (including the Special Committee) shall (i) (A) withdraw (or modify, amend or qualify in a manner adverse to Parent), or propose publicly to withdraw (or modify, amend or qualify in a manner adverse to Parent), the Company Board Recommendation (it being understood that it shall be considered adverse to Parent if (1) any Company Acquisition Proposal structured as a tender or exchange offer is commenced and the Special Committee and the Company Board fails to publicly recommend against acceptance of such tender or exchange offer by the Company’s stockholders within ten (10) Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (2) any Company Acquisition Proposal is publicly announced (other than by the commencement of a tender or exchange offer) and the Special Committee and the Company Board fail to issue a public press release within five (5) Business Days of such public announcement providing that the Special Committee and the Company Board reaffirm the Company Board Recommendation), (B) fail to publicly reaffirm the Company Board Recommendation within five (5) Business Days after Parent so requests in writing (it being understood that the Company will have no obligation to make such reaffirmation on more than two (2) separate occasions plus one more time for each time a Company Acquisition Proposal or material modification thereto shall have become publicly known), (C) fail to include the Company Board Recommendation in the Proxy Statement, or (D) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Company Acquisition Proposal (any action described in this clause (i) being referred to as a “Company Change in Recommendation”) or (ii) approve or recommend or propose publicly to approve or recommend, or enter into, any acquisition agreement, letter of intent, agreement in principle or similar agreement with respect to a Company Acquisition Proposal, other than a Company Acceptable Confidentiality Agreement (a “Company Alternative Acquisition Agreement”).
(d)   Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the receipt of the Company Stockholder Approval, the Company Board, upon the recommendation of the Special Committee, may make a Company Change in Recommendation in response to a Company Intervening Event if (i) the Special Committee determines in good faith, after consultation with its outside legal counsel, that the failure to do so would reasonably be expected to be inconsistent with the its fiduciary duties under applicable Law, (ii) (A) the Company shall have provided Parent with at least four (4) Business Days written notice prior to making any such Company Change in

Recommendation, which notice shall describe the Company Intervening Event in reasonable detail and which notice shall not itself constitute a Company Change in Recommendation and (B) if requested by Parent in good faith, during such four (4) Business Day period after providing such notice, negotiate in good faith with respect to any revisions to the terms of this Agreement proposed by Parent so that a Company Change in Recommendation would no longer be necessary and (iii) after giving effect to the revisions contemplated by the foregoing clause (ii) if any, after consultation with financial advisors and outside counsel, the Company Board, upon the recommendation of the Special Committee, shall have determined in good faith that failure to make the Company Change in Recommendation in response to such Company Intervening Event, would reasonably be expected to be inconsistent with the Company Board’s fiduciary duties under applicable Law. For the avoidance of doubt, the provisions of this Section 6.4(d) shall also apply to any material change in the event, occurrence or fact relating to such Company Intervening Event and require a new notice from the Company pursuant to Section 6.4(d), except that the references to four (4) Business Days in this Section 6.4(d) shall be deemed to be two (2) Business Days.
(e)   Notwithstanding anything to the contrary contained in this Agreement, at any time prior to receipt of the Company Stockholder Approval if, in response to a bona fide written Company Acquisition Proposal made after the date of this Agreement and not withdrawn that did not result from a breach in any material respect of this Section 6.4, the Special Committee determines in good faith (after consultation with its financial advisors and outside counsel) that (i) such Company Acquisition Proposal constitutes a Company Superior Proposal and (ii) the failure to make the Company Change in Recommendation or terminate this Agreement pursuant to Section 8.1(h) would reasonably be expected to be inconsistent with the Company Board’s fiduciary obligations under applicable Law, (A) subject to compliance with Section 6.4(f), the Company Board, upon the recommendation of the Special Committee, may make a Company Change in Recommendation or (B) the Company may terminate this Agreement pursuant to Section 8.1(h) in order to enter into a Company Alternative Acquisition Agreement with respect to such Company Superior Proposal; provided, however, that the Company shall not terminate this Agreement pursuant to Section 8.1(h) unless the Company (x) has complied with its obligations under Section 6.4(f), (y) pays, or causes to be paid, to Parent the Company Termination Fee payable pursuant to Section 8.4(c) prior to or concurrently with to such termination and (z) concurrently with such termination, enters into a definitive Company Alternative Acquisition Agreement that documents the terms and conditions of such Company Superior Proposal.
(f)   Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be entitled to make a Company Change in Recommendation pursuant to Section 6.4(e) or terminate this Agreement pursuant to Section 8.1(h) unless (x) the Company shall have provided to Parent four (4) Business Days prior written notice (the “Company Superior Proposal Notice”), which notice shall not constitute a Company Change in Recommendation, advising Parent that the Company intends to take such action (and the material terms and conditions of any such Company Superior Proposal), the identity of the Person making such Company Acquisition Proposal and copies of all definitive or proposed agreements or other material documents submitted in connection therewith and (y):
(i)   during the four (4) Business Day period, if requested in writing by Parent in good faith, the Company and its Representatives shall have engaged in good faith negotiations with Parent regarding changes to the terms of this Agreement intended by Parent to cause such Company Acquisition Proposal to no longer constitute a Company Superior Proposal; and
(ii)   the Company Board shall have considered any adjustments to this Agreement that may be proposed in writing by Parent (the “Parent Proposed Changed Terms”) no later than 11:59 p.m., New York City time, on the fourth (4th) Business Day of such four (4) Business Day period and, upon the recommendation of the Special Committee, shall have determined in good faith (after consultation with its financial advisors and outside counsel) that the Company Superior Proposal would continue to constitute a Company Superior Proposal if such Parent Proposed Changed Terms were to be given effect, and that the failure to make the Company Change in Recommendation or terminate this Agreement pursuant to Section 8.1(h) would reasonably be expected to be inconsistent with the fiduciary obligations of the Company Board under applicable Law.

For the avoidance of doubt, any (1) material revisions to the terms of a Company Superior Proposal or (2) material revisions to a Company Acquisition Proposal that the Company Board had determined no longer constitutes a Company Superior Proposal, shall constitute a new Company Acquisition Proposal and shall in each case require the Company to deliver to Parent a new Company Superior Proposal Notice, except that the references to four (4) Business Days in this Section 6.4(f) shall be deemed to be two (2) Business Days.
(g)   The Company shall promptly (and in any event within 24 hours after receipt) advise Parent in writing in the event that the Company receives any Company Acquisition Proposal or any inquiry, proposal or request for information that could reasonably be expected to lead to a Company Acquisition Proposal, and in connection with such notice, provide to Parent the material terms and conditions (including the identity of the third party making any such Company Acquisition Proposal) of any such Company Acquisition Proposal. The Company shall (i) keep Parent reasonably informed on a current basis of the status and material terms of any such Company Acquisition Proposal (including, prior to furnishing any information or to participating in any discussions or negotiations pursuant to Section 6.4(b), advising Parent of any determination by the Company Board pursuant to Section 6.4(b)) and any discussions and negotiations concerning the material terms and conditions thereof and (ii) provide to Parent as soon as practicable (and in any event within 24 hours after receipt) any written indication of interest (or amendment thereto) or any written material that constitutes an offer (or amendment thereto) including copies of any proposed Company Alternative Acquisition Agreements.
(h)   Nothing contained in this Agreement shall prohibit the Company or the Company Board, directly or indirectly through their respective Representatives, from (i) taking and disclosing to the stockholders of the Company any position contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (ii) making any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act or (iii) making any disclosure to the stockholders of the Company that is required by Law or with respect to which the Special Committee or the Company Board determines in good faith, after consultation with its outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law; provided that this Section 6.4(h) shall not be deemed to permit the Company Board to make a Company Change in Recommendation except to the extent permitted by Section 6.4(d) – (f). For the avoidance of doubt, no statement or disclosure that includes the reaffirmation of the Company Board Recommendation shall be deemed to be a Company Change in Recommendation.
(i)   The Company agrees that any material breach of this Section 6.4 by any of the senior employees of its Representatives (acting as such) shall be deemed to be a breach of this Agreement by the Company.
Section 6.5   Preparation of Proxy Statement; Schedule 13E-3.
(a)   Parent will promptly furnish to the Company such data and information relating to Parent and Merger Sub as the Company may reasonably request for the purpose of including such data and information in the Proxy Statement and any amendments or supplements thereto used by the Company to obtain Company Stockholder Approval, and Parent and Merger Sub shall otherwise assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments thereto received from the SEC.
(b)   As promptly as reasonably practicable after the execution of this Agreement, (i) the Company shall prepare in preliminary form and cause to be filed with the SEC a Proxy Statement relating to the matters to be submitted to the holders of Company Common Stock at the Company Stockholders Meeting and (ii) the Company and Parent shall jointly prepare and file with the SEC the Schedule 13E-3. The Company will advise Parent promptly after it receives notice thereof, of any request by the SEC for amendment of, or comments on, the Proxy Statement or the Schedule 13E-3 and responses thereto or requests by the SEC for additional information. Prior to the filing of the Proxy Statement or the Schedule 13E-3 (or, in each case, any amendment or supplement thereto) or any dissemination thereof to the stockholders of the Company, or responding to any comments from the SEC with respect thereto, the Company or Parent, as applicable, shall provide the other party with a reasonable opportunity to review and to propose comments on such document or response, which the Company or Parent, as applicable, shall consider in good faith.
(c)   If at any time prior to the Effective Time, any information relating to Parent or the Company, or any of their respective Subsidiaries, Affiliates, officers or directors, should be discovered by Parent or the Company that should be set forth in an amendment or supplement to the Proxy Statement or the Schedule 13E-3 (as applicable), so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the Other Party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company.
(d)   Parent and the Company shall make all necessary filings with respect to the Transactions under the Securities Act and the Exchange Act and applicable blue sky laws and the rules and regulations thereunder.
Section 6.6   Company Stockholders Meeting.
(a)   The Company shall take all action necessary in accordance with applicable Laws and the Organizational Documents of the Company to duly give notice of, convene and hold a meeting of its stockholders (the “Company Stockholders Meeting”) for the purpose of obtaining the Company Stockholder Approval, to be held as promptly as reasonably practicable following the clearance of the Proxy Statement and Schedule 13E-3 by the SEC; Except as otherwise expressly permitted by Section 6.4, the Company shall (i) through the Company Board, recommend, including through a recommendation in the Proxy Statement, that the stockholders of the Company vote in favor of the adoption of this Agreement, and (ii) solicit from stockholders of the Company proxies in favor of the adoption of this Agreement. Notwithstanding anything to the contrary contained in this Agreement (except for the sentence immediately following this sentence), the Company (i) shall be required to adjourn or postpone the Company Stockholders Meeting (A) to the extent necessary to ensure that any supplement or amendment to the Proxy Statement is, if required by applicable Law, provided to the Company’s stockholders within a reasonable amount of time in advance of the Company Stockholders Meeting or (B) if, as of the time for which the Company Stockholders Meeting is scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at such Company Stockholders Meeting and (ii) may adjourn or postpone the Company Stockholders Meeting if, as of the time for which the Company Stockholders Meeting is scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to obtain the Company Stockholder Approval; provided, however, that unless otherwise agreed to by the Parties, the Company Stockholders Meeting shall not be adjourned or postponed to a date that is more than twenty (20) Business Days after the date for which the meeting was previously scheduled (it being understood that such Company Stockholders Meeting shall be adjourned or postponed every time the circumstances described in the foregoing clauses (i)(A) and (i)(B) exist, and such Company Stockholders Meeting may be adjourned or postponed every time the circumstances described in the foregoing clause (ii) exist); provided, further that the Company Stockholders Meeting shall not be adjourned or postponed to a date on or after two (2) Business Days prior to the Outside Date. Notwithstanding the foregoing, the Company may adjourn or postpone the Company Stockholders Meeting to a date no later than the second Business Day after the expiration of the periods contemplated by Section 6.4(d) or Section 6.4(f). Unless this Agreement has been terminated in accordance with its terms, the Company’s obligations to call, give notice of, convene and hold the Company Stockholders Meeting in accordance with this Section 6.6 shall not be limited or otherwise affected by the making, commencement, disclosure, announcement or submission of any Company Superior Proposal or Company Acquisition Proposal. If requested by Parent, the Company shall promptly provide to Parent all voting tabulation reports relating to the Company Stockholders Meeting that have been prepared by the Company or the Company’s transfer agent, proxy solicitor or other Representatives.
(b)   Immediately after the execution of this Agreement, the written consent of Parent, as sole stockholder of Merger Sub, duly approving this Agreement and the Transactions, in accordance with applicable Law and the Organizational Documents of Merger Sub shall have become effective, and Parent shall deliver to the Company evidence of such action by written consent so approving this Agreement and the Transactions. Without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), the adoption of this Agreement shall be the only matter (other than matters of procedure and matters required by applicable Law to be voted on by the Company’s stockholders in connection with the adoption of this Agreement) that the Company shall propose to be acted on by the stockholders of the Company at the Company Stockholders Meeting.
Section 6.7   Access to Information; Confidentiality.
(a)   From the date hereof until the Effective Time or the earlier termination of this Agreement in accordance with its terms, and subject to applicable Law, upon reasonable prior notice, the Company shall, and shall cause each of the Company Subsidiaries to afford to Parent and Parent’s Representatives reasonable access during normal business hours to all of the Company’s and the Company Subsidiaries’ officers, senior executives, properties, Contracts, books and records. The Company shall furnish promptly to Parent (i) a copy of each report, schedule and other document filed or submitted by it pursuant to the requirements of federal or state securities Laws and a copy of any communication (including “comment letters”) received by the Company from the SEC concerning compliance with securities Laws and (ii) all other relevant information concerning the Company’s and the Company Subsidiaries’ business, properties and personnel, in each case, as Parent may reasonably request in connection with the Merger and this Agreement. Notwithstanding the foregoing provisions of this Section 6.7(a), the Company shall not be required to, or to cause any of the Company Subsidiaries to, grant such access if the Company reasonably determines that it would (A) disrupt or impair in any material respect the business or operations of the Company or any of the Company Subsidiaries, (B) constitute a violation of any Contract with respect to confidentiality or non-disclosure obligations owing to a third party (including any Governmental Entity) to which the Company or any of the Company Subsidiaries is a party, (C) constitute a violation of any applicable Law, (D) result in the disclosure of any trade secrets or other confidential business information, (E) result in a waiver of attorney-client privilege, work product doctrine or similar privilege or (F) compromise the health or safety of any employee of the Company or any Company Subsidiary in light of COVID-19 (taking into account any COVID-19 Measures); provided that, if permitted by applicable Law, the Company shall, give notice to Parent of the fact that it is withholding such information or documents and the Company will use commercially reasonably efforts to make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. All information exchanged pursuant to this Section 6.7 shall be subject to the confidentiality agreement dated as of April 8, 2021, between an affiliate of Parent and the Company (the “Confidentiality Agreement”). Notwithstanding the foregoing, Parent and its Representatives will not be permitted to perform any invasive or intrusive environmental sampling of ambient or indoor air, soil, groundwater or any other environmental media with respect to any property of the Company or its Subsidiaries without the Company’s prior written consent, which may be withheld in the Company’s sole and absolute discretion.
(b)   No investigation pursuant to this Section 6.7 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.
(c)   The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder; provided, however, that, notwithstanding Section 2 of the Confidentiality Agreement, the Company may provide Evaluation Materials (as defined in the Confidentiality Agreement) furnished by the Company to Parent pursuant to the Confidentiality Agreement to the financing sources in connection with the financing of the Transactions, subject solely to receiving customary confidentiality undertakings by such financing sources, and that each such financing source shall be considered a “Representative” of Parent under the Confidentiality Agreement.
Section 6.8   Public Statements.   The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by Parent and the Company. Parent and the Company will not, and each of the foregoing will use reasonable best efforts to cause its Representatives not to, issue any public announcements or make other public disclosures regarding this Agreement or the Transactions, without the prior written consent of the Other Party (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, (a) a Party or its Representatives may issue a public announcement or other public disclosures required by Law or the rules of any stock exchange upon which such Party’s or its parent entity’s capital stock is traded; provided that such Party uses reasonable best efforts to afford the Other Party an opportunity to first review the content of the proposed disclosure and provide reasonable comments regarding same, (b) a Party or its Representatives may issue any public announcement or make other public disclosure that is consistent with prior public announcements issued or public disclosures made in compliance with the second sentence of this Section 6.8 without the prior written consent of the Other Party, (c) Parent, Merger Sub and their Affiliates may issue disclosures or communications to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, provided, in each case such disclosures or communications are made in the ordinary course of business and subject to customary confidentiality restrictions, and (d) the second sentence of this Section 6.8 shall not apply with respect to a public announcement in connection with the receipt and existence of a Company Acquisition Proposal and the publication of any press release or announcement with respect to a Company Change in Recommendation made in accordance with Section 6.4.
Section 6.9   Takeover Laws.   None of the Company, Parent or Merger Sub will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Laws, and each of them will take all reasonable steps within its control to exempt (or ensure the continued exemption of) the Transactions from the Takeover Laws of any state that purport to apply to this Agreement or the Transactions.
Section 6.10   Third-Party Approvals.   Subject to the terms and conditions of this Agreement, Parent and the Company and their respective Subsidiaries will cooperate and use their respective reasonable best efforts to prepare all documentation, to effect all filings, to obtain all permits, consents, approvals and authorizations of all Governmental Entities and third parties necessary to consummate the Transactions and to comply with the terms and conditions of such permits (including Environmental Permits), consents, approvals and authorizations and to cause the Merger to be consummated as expeditiously as practicable; provided, however, that the Company shall not be required under this Section 6.10 to compensate any third party, make any accommodation commitment or incur any liability or obligation to any third-party to obtain any such consent or approval, unless Parent or its Affiliates agree to compensate any such third-party on the Company’s behalf or to promptly reimburse the Company for any payments made or liabilities to any such third party, in each case in connection with obtaining such consents or approvals, and the Company shall not compensate or agree to compensate any such third-party, make any accommodation commitment or incur any liability or obligation to any such third party in connection with obtaining such consents or approvals without the prior written consent of Parent. Each of Parent and the Company has the right to review in advance, and, to the extent practicable, each will consult with the other, in each case subject to applicable Laws relating to the exchange of information, with respect to, all material written information submitted to any third party or any Governmental Entities in connection with the Transactions. In exercising the foregoing right, each of the Parties hereto agrees to act reasonably and promptly. Each Party hereto agrees that it will consult with the Other Party with respect to the obtaining of all material permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the Transactions, and each Party will keep the Other Party apprised of the status of material matters relating to completion of the Transactions. This Section 6.10 shall not apply to (i) approval under Antitrust Laws or (ii) approval of the SEC of the Proxy Statement.
Section 6.11   Indemnification; Directors’ and Officers’ Insurance.
(a)   Without limiting any additional rights that any director, officer, trustee, employee, agent, or fiduciary may have under any employment or indemnification agreement or under the Company’s Organizational Documents, or, if applicable, the Company Subsidiaries’ Organizational Documents, for a period of six (6) years after the Effective Time, Parent shall, and shall cause the Surviving Corporation to: (i) indemnify and hold harmless each person who is now, or has been or becomes at any time prior to the Effective Time, an officer or director of the Company or any Company Subsidiary and also with respect to any such Person, by reason of the fact such Person is or was a director, officer, employee, member, trustee or fiduciary of another corporation, foundation, partnership, joint venture, trust, pension or other Benefit Plan or enterprise (regardless of whether such other entity or enterprise is affiliated with the Company) serving at the request of or on behalf of the Company or any Company Subsidiary and together with such Person’s heirs, executors or administrators (collectively, the “Indemnified Parties”) to the fullest extent authorized or permitted by, and subject to the conditions and procedures set forth in, applicable Law in connection with any Proceeding and any losses, claims, damages, liabilities, costs, Indemnification Expenses, Judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) resulting therefrom; and (ii) promptly pay on behalf of or, within ten (10) days after any request for advancement, advance to each of the Indemnified Parties, any Indemnification Expenses incurred in defending, serving as a witness with respect to or otherwise participating with respect to any Proceeding in advance of the final disposition of such Proceeding, including payment on behalf of or advancement to the Indemnified Party of any Indemnification Expenses incurred by such Indemnified Party in connection with enforcing any rights with respect to such indemnification or advancement, in each case without the requirement of any bond or other security ; provided, however, that, to the extent required by applicable Law, the payment of any Indemnification Expenses incurred by an Indemnified Party in advance of the final disposition of a Proceeding shall be made only upon delivery to the Surviving Corporation of an undertaking by or on behalf of such Indemnified Party to repay all amounts so paid in advance if it shall ultimately be determined that such Indemnified Party is not entitled to be indemnified. The indemnification and advancement obligations of the Surviving Corporation pursuant to this Section 6.11 extend to acts or omissions occurring at or before the Effective Time and any Proceeding relating thereto (including with respect to any acts or omissions occurring in connection with the approval of this Agreement and the consummation of the Transactions, including the consideration and approval thereof and the process undertaken in connection therewith and any Proceeding relating thereto), and all rights to indemnification and advancement conferred hereunder continue as to any Indemnified Party who has ceased to be a director or officer of the Company or any Company Subsidiary after the date of this Agreement and inure to the benefit of such person’s heirs, executors and personal and legal representatives. Any Indemnified Party wishing to claim indemnification or advancement of expenses under this Section 6.11(a), upon learning of any such Proceeding, shall notify the Surviving Corporation in writing (but the failure so to notify shall not relieve a party from any obligations that it may have under this Section 6.11(a), except to the extent such failure materially prejudices such party’s position with respect to such claims). As used in this Section 6.11: the term “Indemnification Expenses” means reasonable and documented out-of-pocket attorneys’ fees and expenses and all other reasonable and documented out-of-pocket costs, expenses and obligations (including experts’ fees, travel expenses, court costs, retainers, transcript fees, duplicating, printing and binding costs, as well as telecommunications, postage and courier charges) paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, any Proceeding for which indemnification is required to be provided pursuant to this Section 6.11(a), including any Proceeding relating to a claim for indemnification or advancement brought by an Indemnified Party. Neither Parent nor the Surviving Corporation will settle, compromise or consent to the entry of any Judgment in any actual or threatened Proceeding in respect of which indemnification has been sought by such Indemnified Party hereunder unless such settlement, compromise or Judgment includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding without admission or finding of wrongdoing, or such Indemnified Party otherwise consents thereto.
(b)   Without limiting the foregoing, Parent and Merger Sub agree that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the Indemnified Parties as provided in the Company’s Organizational Documents or the Company Subsidiaries’ Organizational Documents will be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time and will survive the Merger and continue in full force and effect in accordance with their terms.
(c)   Except to the extent required by applicable Law, and then only to the minimum extent required by Law, the Surviving Corporation’s Organizational Documents and each Company Subsidiary’s Organizational Documents will contain provisions no less favorable in any material respect with respect to indemnification, advancement of expenses, exculpation and limitations on liability of directors and officers than are set forth in the Company’s Organizational Documents and such Company Subsidiary’s Organizational Documents as in effect on the date hereof, which provisions will not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were Indemnified Parties, unless such modification is required by Law, and then only to the minimum extent required by Law; provided, however, that any such modification shall be prospective only and shall not limit or eliminate any such right with respect to any Proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to modification; provided, further, that all rights to indemnification in respect of any Proceeding made within such period continue until the disposition of such Proceeding.
(d)   The Company shall, on or prior to the Effective Time, purchase a 6-year tail policy with respect to acts or omissions occurring or alleged to have occurred prior to the Effective Time that were committed or alleged to have been committed by such Indemnified Parties in coverage and amount no greater than the policies currently in place so long as the total premiums paid would not exceed 300% of the last annual premiums paid for the Company’s directors’ and officers’ liability and fiduciary liability insurance policies; provided that if the aggregate cost would exceed that limit, the Company shall purchase as much coverage as reasonably practicable up to such limit.
(e)   If Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges with or into any other person and is not the continuing or surviving corporation, partnership or other entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, proper provision will be made so that the successors and assigns of Parent or the Surviving Corporation assume the obligations set forth in this Section 6.11.
(f)   Parent will cause the Surviving Corporation to perform all of the obligations of the Surviving Corporation under this Section 6.11.
(g)   This Section 6.11 survives the consummation of the Merger and is intended to be for the benefit of, and to be enforceable by, the Indemnified Parties and their respective heirs and personal representatives, and will be binding on Parent, the Surviving Corporation and their respective successors and assigns.
Section 6.12   Section 16 Matters.   Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions of equity securities of the Company (including derivative securities) in connection with this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 under the Exchange Act. Prior to taking the actions required by this Section 6.12, the Company will provide Parent copies of any resolutions or other documentation with respect to such actions and the Company shall give consideration to all reasonable additions, deletions or changes suggested thereto by Parent.
Section 6.13   Employee Matters.
(a)   For a period of one year after the Effective Time (the “Continuation Period”), Parent shall, and shall cause the Surviving Corporation to, provide to each employee of the Company and the Company Subsidiaries who is an employee of the Company or any Company Subsidiary immediately prior to the Effective Time (including, without limitation, any such employees who are on disability or other approved leave), other than an employee whose terms and conditions of employment are governed by a collective bargaining agreement (the “Continuing Employee”), for so long as the Continuing Employee is employed by the Surviving Corporation during the Continuation Period, (i) base cash compensation that is no less favorable than as in effect immediately prior to the Effective Time, (ii) short-term bonus and short-term incentive opportunities (excluding any equity or equity-based compensation) that are no less favorable in the aggregate than those in effect immediately prior to the Effective Time, (iii) severance benefits to each Continuing Employee that are no less favorable than those under the Company Benefits Plan as in effect immediately prior to the Effective Time (including, but not limited to, the Company’s Change in Control Severance Policy, and any other severance policies) or Benefit Plans, programs, policies, agreements and arrangements of Parent or the Surviving Corporation as in effect at the time of termination of employment, whichever is greater and (iv) employee Benefit Plans and arrangements (other than defined benefit pension, retiree welfare, base cash compensation, short-term and long-term bonus and short-term and long-term incentive opportunities, nonqualified deferred compensation, change in control, equity and equity-based compensation and severance benefits) to Continuing Employees that are no less favorable in the aggregate to either those provided to the Continuing Employees as of the date hereof or those provided to similarly situated employees of Parent or any of its Affiliates.
(b)   Parent shall take commercially reasonable actions necessary or appropriate to permit each Continuing Employee to either continue to participate from and after the Closing Date for the Continuation Period in the Company Benefit Plans (excluding any equity or equity-based arrangements or any long-term incentive arrangements) in which such Continuing Employee participated immediately prior to the Closing Date, or be eligible to participate from and after the Closing Date in Benefit Plans of Parent or any of its Affiliates. To the extent Parent causes a Continuing Employee to cease to be eligible to participate in a Company Benefit Plan and instead provides for such Continuing Employee to be eligible to participate in a Benefit Plan sponsored or maintained by Parent or one of its Affiliates (the “Replacement Plans”), if such Replacement Plan is a group health plan, Parent shall use commercially reasonable efforts to credit (or cause to be credited) such Continuing Employee, for the plan year in which the Closing occurs, with any deductibles and copayments already incurred during such plan year under the comparable Company Benefit Plan. Parent shall, or shall cause the Surviving Corporation or their Affiliates to, use commercially reasonable efforts to recognize each Continuing Employee’s years of service and level of seniority with the Company and the Company Subsidiaries (including service and seniority with any other employer that was recognized by the Company or the Company Subsidiaries) for purposes of terms of employment and eligibility, vesting and vacation benefit determination (but not for benefit accruals under any defined benefit pension plan) under the Replacement Plans, to the same extent and for the same purpose as was credited to the Continuing Employee under the corresponding Company Benefit Plan immediately prior to the Closing, but no credit for any service will be required that would result in a duplication of benefits or compensation. Parent shall use commercially reasonable efforts to cause the waiver of any preexisting condition exclusion or restriction with respect to participation and coverage requirements under a Replacement Plan that is a group health plan applicable to a Continuing Employee for the plan year in which the Closing occurs to the extent such exclusion or restriction did not apply with respect to such Continuing Employee under the corresponding Company Benefit Plan immediately prior to the Closing. From and after the Effective Time, the Surviving Corporation shall honor all Company Benefit Plans in accordance with their terms (it being understood that nothing in this Agreement shall be deemed to prohibit the Surviving Corporation, Parent or its Affiliates from amending, modifying, replacing or terminating such arrangements in accordance with their terms).
(c)   Parent shall cause the Surviving Corporation to honor all vacation and other paid time off days accrued or earned but not yet taken by each Continuing Employee as of the Closing Date.
(d)   Nothing in this Agreement shall constitute an establishment of, termination of, modification of, amendment to, or be construed as establishing, terminating, modifying, or amending, any benefit or compensation plan, program, Contract, arrangement or agreement sponsored, maintained or contributed to by the Company, Parent or any of their respective Subsidiaries, nor prohibit or limit the ability of Parent, the Surviving Corporation or any of their Affiliates to establish, amend, modify or termination any benefit or compensation plan, program, Contract, arrangement or agreement at any time. The provisions of this Section 6.13 are for the sole benefit of the Parties and nothing herein, expressed or implied, is intended or will be construed to confer upon or give to any Person (including, for the avoidance of doubt, any Continuing Employee or other current or former employee of the Company or any Company Subsidiary), other than the Parties and their respective permitted successors and assigns, any legal or equitable or other rights or remedies under or by reason of any provision of this Agreement.
Section 6.14   Transaction Litigation.   In the event that any litigation or other Proceeding by any stockholder related to this Agreement or the Transactions is initiated or, to the Knowledge of the Company, threatened against any of the Company or any Company Subsidiary or the members of the Company Board (or of any equivalent governing body of any Company Subsidiary) prior to the Effective Time, the Special Committee, on behalf of the Company, shall control the defense of any such litigation or other Proceeding; provided, however, that the Company shall promptly notify Parent, and any Indemnified Party that is named as a party in such Proceeding, of any such litigation or other Proceeding and shall keep Parent, and any such Indemnified Party, reasonably informed on a current basis with respect to the status thereof (including by providing copies of all pleadings with respect thereto). The Company shall consult with Parent on a regular basis with respect to, and shall give Parent, and Indemnified Party that is named as a party in such Proceeding, the opportunity to participate in the defense or settlement of, any security holder litigation or other Proceeding against the Company or its respective directors relating to the Transactions, and no such settlement shall be agreed to without the prior written consent of Parent, which shall not be unreasonably withheld, conditioned or delayed. The Company will not, without the prior written consent of an Indemnified Party settle any claims against such Indemnified Party unless the settlement solely involves the payment of money by persons other than such Indemnified Party and includes an unconditional release of the Indemnified Party from liability on matters that are the subject of such Proceeding. Notwithstanding the foregoing provisions of this Section 6.14, nothing herein shall require the Company to disclose any information if the Company reasonably determines that such disclosure would (A) constitute a violation of any Contract with respect to confidentiality or non-disclosure owing to a third party (including any Governmental Entity) to which the Company or any of the Company Subsidiaries is a party, (B) constitute a violation of any applicable Law or (C) result in a waiver of attorney-client privilege, work product doctrine or similar privilege; provided that information may be disclosed subject to a joint defense agreement in customary form, and disclosure may be limited to external counsel for Parent, and any such Indemnified Party, to the extent that the Company determines doing so may be reasonably required for the purpose of complying with applicable Antitrust Laws; provided, further, that the Company shall not be permitted to assume the defense of any Indemnified Party to the extent the Indemnified Party shall have reasonably concluded (based on the advice of counsel) that there is reasonably likely to be a material conflict of interest between the Company (or any other person or persons included in a joint defense) and the Indemnified Party in the conduct of the defense of such action. For the avoidance of doubt, any Proceeding related to Dissenting Shares will be governed by Section 3.4. The provisions of this Section 6.14 that concern the conduct of Proceedings against any Indemnified Parties shall survive the consummation of the Merger and are intended to be for the benefit of, and to be enforceable by, the Indemnified Parties and their respective heirs and personal representatives, and will be binding on Parent, the Surviving Corporation and their respective successors and assigns.
Section 6.15   Stock Exchange De-listing.   The Surviving Corporation shall cause the Company Common Stock to be de-listed from Nasdaq and de-registered under the Exchange Act at or as promptly as practicable following the Effective Time.
Section 6.16   Financing.
(a)   No Amendments to Equity Commitment Letter.   Each of Parent and Merger Sub will not (without the prior written consent of the Company) permit any amendment or modification (including an amendment or modification effected by way of side letter) to be made to, or any waiver of any provision or remedy pursuant to the Equity Commitment Letter.
(b)   Equity Financing.   Parent shall use reasonable best efforts to take (or cause to be taken) all actions and do (or cause to be done) all things necessary, proper or advisable to obtain the Financing, including (i) maintaining in effect the Equity Commitment Letter, (ii) complying with its obligations under the Equity Commitment Letter, (iii) satisfying (or obtaining a waiver of) on a timely basis all conditions applicable to (and within control of) Parent or Merger Sub in such Equity Commitment Letter, (iv) enforcing its rights under the Equity Commitment Letter, (v) consummating the Financing at or prior to Closing, including by causing the Equity Financing Source to fund the Financing at the Closing. Upon the consummation of the Financing to Parent, in accordance with the Equity Commitment Letter, Parent shall draw down at Closing such amount of such Financing as is required to make the full amount of payments it is required to make pursuant to Article III.
(c)   Financing Cooperation.
(i)   Prior to the Closing, the Company shall use its reasonable best efforts to provide to Parent and Merger Sub, and shall cause each of its Subsidiaries to use its reasonable best efforts to provide (in each case at Parent’s sole expense) the following cooperation to the extent reasonably requested by Parent in connection with the arrangement of any debt financing in connection with the transactions contemplated hereby, (provided, however, that nothing in this Section 6.16(c) shall require the Company, its Subsidiaries or any of its or their Representatives to disclose any information that is subject to attorney-client, attorney work product or similar privilege or to contravene Law or violate any Contract; provided, that the Company or such Subsidiary shall use reasonable best efforts to provide an alternative means of disclosing or providing such information, and in the case of any Contract, Company shall, to the extent permitted by such confidentiality obligations, notify Parent if any such information that Parent, Merger Sub or any Financing Source has specifically identified and requested is being withheld as a result of any such obligation of confidentiality), (i) assisting in preparation for and participate (and use commercially reasonable efforts to cause management of an appropriate level to participate) in a reasonable number of meetings (but no more than two (2) in person “bank meetings” and additional telephonic meetings at reasonably agreed times), due diligence sessions, drafting sessions, and presentations with prospective lenders and rating agencies, (ii) assisting Parent with the timely preparation of customary materials for bank information memoranda and ratings agency presentations (and assisting in the obtaining of corporate, credit and facility ratings from ratings agencies), (including executing and delivering a customary authorization letter to the extent reasonably requested by the lenders authorizing the distribution of information about the Company and its Subsidiaries to prospective lenders), (iii) furnishing Parent with the historical financial statements of the Company reasonably requested by the applicable financing sources or arrangers, including (A) within forty-five (45) days after the end of any fiscal quarter that is not a fiscal year end, with the unaudited consolidated balance sheet of the Company as of the end of such quarter and the related unaudited consolidated statements of operations and cash flows, (B) within one hundred and twenty (120) days after the end of any fiscal year, with the audited consolidated balance sheet of the Company as of the end of such fiscal year and the related audited consolidated statements of operations and cash flows, and (C) such information as is necessary in connection with Parent’s preparation of pro forma financial statements of the Company and its Subsidiaries of the type necessary or reasonably requested by the Financing Sources to be included in any bank information memoranda or other customary marketing materials, including by providing such financial and other pertinent information regarding the Company and its Subsidiaries and their respective businesses (it being understood that the Company needs only provide information to assist in the preparation thereof, and shall not be required to provide pro forma financial statements or pro forma adjustments), (iv) providing Parent and Merger Sub with information reasonably necessary to complete customary perfection certificates and other customary loan documents as may be reasonably requested by Parent or the Merger Sub, (v) reasonably facilitating the pledging of collateral as of (but not prior to) the Closing and (vi) provide all documentation and other information about the Company and its Subsidiaries as is reasonably required under applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act, at least five (5) Business Days prior to the Closing Date to the extent requested in writing at least ten (10) Business Days prior to the Closing Date.
(ii)   Notwithstanding anything to the contrary in this Section 6.16(c), no action contemplated in this Section 6.16(c) shall be required if any such action shall: (I) unreasonably disrupt or interfere with the business or ongoing operations of the Company or the Company Subsidiaries; (II) (x) cause any representation or warranty or covenant contained in this Agreement to be breached or (y) cause the Company or any of its Subsidiaries to violate or waive any attorney-client privilege or beach any Contract, applicable Law or Organizational Document; (III) involve the entry into any definitive agreements with respect to any debt financing or any other binding commitment by the Company or any of its Subsidiaries that is not contingent upon the Closing Date occurring or that would be effective prior to the Closing Date (excluding the authorization and representation letters mentioned above); (IV) require the Company or any of its Subsidiaries or any of their Representatives to provide (or to have provided on its behalf) any certificates that would be effective prior to the Closing Date or any legal opinions; (V) require the Company or any of its Subsidiaries to pay any out-of-pocket fees or expenses prior to the Closing that are not promptly reimbursed by Parent as set forth in Section 6.16(c)(iii) if the Closing does not occur; (VI) cause any director, officer or employee of the Company or any of its Subsidiaries to incur any personal liability; (VII) require the Company or any of its Subsidiaries to execute and deliver any pledge or security documents or certificates, documents or instruments relating to the provision of guarantees and collateral in connection with the Financing that is not contingent upon the Closing Date occurring or that would be effective prior to the Closing Date; (VIII) except as necessary to give effect to the items expressly contemplated in this Section 6.16(c) and without limiting clauses (III) and (VII) above, require the Company or any of its Subsidiaries to execute and deliver any documentation (including corporate resolutions) related to the Financing; or (IX) cause any condition to the Closing set forth in Article VII to fail to be satisfied. The Company hereby consents to the use of the Company’s and the Company Subsidiaries’ logos solely to the extent necessary in connection with the Financing and solely in connection with a description of the Company, the Company Subsidiaries or the transactions contemplated by this Agreement and solely in a manner that is not intended or reasonably likely to harm or disparage the reputation or goodwill of the relevant party, or any of their respective Intellectual Property rights and will comply with the Company’s usage requirements and guidelines to the extent made available to Parent prior to such use. In no event shall the Company or the Company Subsidiaries or any of their respective Affiliates be in breach of this Agreement because of the failure to deliver any financial or other information that is not readily available or is not otherwise prepared in the ordinary course of business of the Company and the Company Subsidiaries at the time requested by Parent. Notwithstanding anything to the contrary herein, any breach by the Company or the Company Subsidiaries of their obligations under this Section 6.16(c), shall not constitute a breach of this Agreement for the purposes of Article VIII or a breach of the condition precedent set forth in Section 7.3, unless the Company has knowingly and willfully breached its obligations under this Section 6.16(c) and such breach has been the primary and direct cause of Parent’s debt financing not being obtained.
(iii)   Parent shall (A) promptly reimburse the Company and the Company Subsidiaries for all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Company or any of its Subsidiaries in connection with the cooperation provided for in this Section 6.16, and (B) promptly indemnify and hold harmless the Company and the Company Subsidiaries and their respective Representatives from and against any and all liabilities, claims, losses, damages, costs, expenses, interest, awards, judgments and penalties (including reasonable and documented attorneys’ fees) actually suffered or incurred by them in connection with the arrangement or consummation of the Financing, except to the extent any such liabilities, claims, losses, damages, costs, expenses, interest, awards, judgments or penalties arise out of or result from bad faith, gross negligence, fraud or willful misconduct by any of the Company, its Subsidiaries or their respective Representatives, as determined by a final, non-appealable judgment of a court of competent jurisdiction.
(iv)   Parent and Merger Sub acknowledge and agree that, notwithstanding anything in this Agreement to the contrary, the obligations to perform their respective agreements hereunder, including to consummate the Closing subject to the terms and conditions hereof, are not conditioned on obtaining the Financing.
(v)   All confidential, proprietary or non-public information regarding the Company obtained by Parent or its Representatives pursuant to this Section 6.16 shall be kept confidential in accordance with the terms of the Confidentiality Agreement.
Section 6.17   Repatriation.   The Company and the Company Subsidiaries will use their commercially reasonable efforts (in the manner reasonably requested in writing by Parent at least ten (10) Business Days prior to the Closing) to distribute or transfer or cause to be distributed or transferred (including through loans, prepayments of obligations or the repayment of intercompany obligations) to the Company immediately before the Closing any cash balances held by any non-U.S. Subsidiaries to the Company; provided, however, that no distribution or transfer will be required to be made (i) to the extent such distribution or transfer (x) would be subject to withholding or other Taxes prior to the Closing or (y) would violate applicable Law or any minimum cash balance or capital surplus requirements applicable to such Company Subsidiaries, (ii) unless and until all of the conditions to the Merger set forth in Section 7.1 and Section 7.2 have been satisfied or waived (other than those conditions that by their nature are to be satisfied or waived (if permitted hereunder) at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions at the Closing) and (iii) to the extent the distribution or transfer, plus other distributions or transfers made pursuant to this Section 6.17, would cause the Company or the Company Subsidiaries, taken as a whole, to incur any Taxes in excess of $5,000,000. If any cash balances distributed or transferred pursuant to this Section 6.17 are paid to direct or indirect equity holders of the Company, such payments shall be treated as Merger Consideration subject to Section 1001 of the Code (or any corresponding or similar provision of state, local, or foreign Laws). Notwithstanding anything in this Agreement to the contrary, and if the Closing does not occur for any reason, Parent shall promptly reimburse the Company and the Company Subsidiaries for any costs, expenses, or Taxes incurred by the Company or the Company Subsidiaries in connection with the assistance or distributions contemplated by this Section 6.17.
ARTICLE VII
CONDITIONS TO CONSUMMATION OF THE MERGER
Section 7.1   Mutual Closing Conditions.   The obligations of each of the Parties to consummate the Merger are conditioned upon the satisfaction at or prior to the Closing (or, except for the condition referenced in Section 7.1(a), which shall not be waivable, waiver by both the Company and Parent, to the extent permitted by applicable Law) of each of the following:
(a)   Stockholder Approval.   The Company Stockholder Approval shall have been obtained in accordance with applicable Law and the Organizational Documents of the Company.
(b)   No Injunctions or Restraints.   No Governmental Entity having jurisdiction over any Party shall have issued any order (whether preliminary, temporary or permanent) that remains in effect or taken any other action, in each case restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Transactions and no Law shall be in effect that makes consummation of the Transactions illegal or otherwise prohibited.
(c)   Regulatory Approval.   The waiting period applicable to the Transactions under the HSR Act has expired or been terminated and the applicable waiting periods (and any extensions thereof) for the Austrian Federal Cartel Authority and the Austrian Federal Cartel Attorney Competition Authority have expired or, in the case of an application to the Austrian Cartel Court, clearance having been obtained or the application for an in-depth review having been rejected or withdrawn.
Section 7.2   Additional Company Conditions to Closing.   The obligation of the Company to consummate the Merger is further conditioned upon satisfaction (or waiver by the Company) at or prior to the Closing of each of the following:
(a)   The representations and warranties of Parent and Merger Sub contained in this Agreement are true and correct as of the date of this Agreement and as of the Closing Date, as if made as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth in any such representation or warranty) would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.
(b)   Each and all of the agreements and covenants of Parent and the Parent Subsidiaries to be performed and complied with pursuant to this Agreement on or prior to the Effective Time have been duly performed and complied with in all material respects.
(c)   The Company shall have received a certificate of Parent signed by an executive officer of Parent, dated as of the Closing Date, confirming that the conditions in Section 7.2(a) and Section 7.2(b) have been satisfied.
Section 7.3   Additional Parent Conditions to Closing.   The obligation of Parent and Merger Sub to consummate the Merger is further conditioned upon satisfaction (or waiver by Parent) at or prior to the Closing of each of the following:
(a)   The representations and warranties of the Company contained in (i) this Agreement (other than those set forth in Section 4.1, Section 4.2(a), the first sentence of Section 4.2(c), Section 4.5(a)(i),

Section 4.8(a), Section 4.19 and Section 4.22) are true and correct as of the date of this Agreement and as of the Closing Date, as if made as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth in any such representation or warranty) would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (ii) Section 4.2(a) and the first sentence of Section 4.2(c) are true and correct (without giving effect to an Company Material Adverse Effect or other materiality qualifications) as of the date of this Agreement and as of the Closing Date, as if made as of such time (except to the extent expressly made as of an earlier date, in which case as of such date) except where the failure to be so true and correct in all respects would not reasonably be expected to result in additional cost, expense or liability to the Company, Parent and their Affiliates, individually or in the aggregate, that is more than $6,000,000, (iii) Section 4.8(a) are true and correct as of the date of this Agreement and as of the Closing Date, as if made as of such time and (iv) Section 4.1, Section 4.5(a)(i), Section 4.19 and Section 4.22, that (A) are not qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date); and (B) that are qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all respects (without disregarding such Company Material Adverse Effect or other materiality qualifications) as of the Closing Date as if made at and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date).
(b)   Each and all of the agreements and covenants of the Company and the Company Subsidiaries to be performed and complied with pursuant to this Agreement on or prior to the Effective Time have been duly performed and complied with in all material respects.
(c)   Parent shall have received a certificate of the Company signed by an executive officer of the Company, dated as of the Closing Date, confirming that the conditions in Section 7.3(a) and Section 7.3(b) have been satisfied.
ARTICLE VIII
TERMINATION
Section 8.1   Termination of Agreement.   This Agreement may be terminated at any time prior to the Closing as follows:
(a)   by the mutual written consent of the Company and Parent in a written instrument;
(b)    by the Company or Parent if any Governmental Entity having jurisdiction over any Party shall have issued a final nonappealable order or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the consummation of the Transactions or any Law that permanently makes consummation of the Transactions illegal or otherwise prohibited shall be in effect; provided that the right to terminate this Agreement under this Section 8.1(b) is not available to the Company, on the one hand, or Parent, on the other hand, if such order or Law was primarily due to the failure of the Company, on the one hand, or one of Parent or Merger Sub, on the other hand, to perform any of its obligations under this Agreement;
(c)   by Parent if the Company has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform would result in the failure of the conditions set forth in Section 7.3(a) or Section 7.3(b) to be satisfied and such breach or failure to perform is incapable of being cured or, if capable of being cured, is not cured by the earlier of (x) the Outside Date or (y) thirty (30) days following receipt by the Company of notice of such breach or failure from Parent; provided that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available if Parent is itself in breach of any provision of this Agreement or has failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, and which breach or failure to perform would result in the failure of the conditions set forth in Section 7.2(a) or Section 7.2(b);

(d)   by the Company if Parent has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform would result in the failure of the conditions set forth in Section 7.2(a) or Section 7.2(b) to be satisfied and such breach or failure to perform is incapable of being cured or, if capable of being cured, is not cured by the earlier of (x) the Outside Date or (y) thirty (30) days following receipt by Parent of notice of such breach or failure from the Company; provided that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available if the Company is itself in breach of any provision of this Agreement or has failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, and which breach or failure to perform would result in the failure of the conditions set forth in Section 7.3(a) or Section 7.3(b);
(e)   by the Company or Parent if the Closing does not occur on or before January 30, 2022 (the “Outside Date”); provided, that the right to terminate this Agreement under this Section 8.1(e) is not available to the Company, on the one hand, or Parent, on the other hand, if such failure of the Closing to occur is primarily due to the failure of the Company, on the one hand, or one of Parent or Merger Sub, on the other hand, to perform any of its obligations under this Agreement;
(f)   by the Company or Parent if, after the final adjournment of the Company Stockholders Meeting at which a vote of the Company stockholders has been taken in accordance with this Agreement, the Company Stockholder Approval has not been obtained;
(g)   by Parent prior to the time the Company Stockholder Approval is obtained, if the Company Board or any committee thereof (including the Special Committee) shall have effected a Company Change in Recommendation;
(h)   by the Company, if this Agreement is terminated to enter into a definitive agreement relating to a Company Superior Proposal in accordance with Section 6.4 and the Company has complied in all material respects with the terms of Section 6.4; provided, however, that the Company shall have prior to or concurrently with such termination tendered payment to Parent of the Company Termination Fee; or
(i)   by the Company, if (i) all the conditions set forth in Section 7.1 and Section 7.3 have been and continue to be satisfied (other than those closing conditions that by their nature are to be satisfied at the Closing, provided that such conditions are reasonably capable of being satisfied at the Closing), (ii) Parent and Merger Sub have failed to consummate the Merger on the date required pursuant to Section 2.2, (iii) after the occurrence of clauses (i) and (ii), the Company has irrevocably notified Parent in writing that the conditions set forth in Section 7.1 and Section 7.3 have been and continue to be satisfied (other than those conditions that by their nature are to be satisfied at the Closing, provided that such conditions are reasonably capable of being satisfied at the Closing and the date of termination), the Company is ready, willing and able to consummate the Merger and has given Parent written notice at least three (3) Business Days prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(i) and the intended termination date (which date shall be after the third Business Day after the date of such notice) if Parent and Merger Sub fail to consummate the Merger, and (iv) Parent and Merger Sub fail to consummate the Merger on the later of the expiration of such three (3) Business Day period and the date set forth in the foregoing notice.
Section 8.2   Procedure Upon Termination.   In the event of valid termination of this Agreement by Parent or the Company, or both, pursuant to Section 8.1, written notice thereof shall be given to the Other Party, and this Agreement will terminate, effective immediately upon delivery of such written notice to the Other Party, without further action by Parent or the Company.
Section 8.3   Effect of Termination.   In the event that this Agreement is validly terminated as provided in Section 8.1, each of the Parties will be relieved of its duties and obligations arising under this Agreement after the date of such termination and such termination will be without liability to Parent, Merger Sub or the Company or their respective Affiliates; provided that the agreements and obligations of the Parties set forth in Section 4.24, Section 5.13, Section 6.7(c), Section 6.16(c)(iii), the last sentence of Section 6.17, this Section 8.3, Section 8.4 and Article IX (to the extent applicable) hereof will survive any such termination and are enforceable hereunder; Parent and the Company may have liability as provided in Section 8.4; and nothing in this Section 8.3 will relieve any of Parent or the Company of any liability for breach of the Confidentiality Agreement or as provided in the Guarantee, in which case the aggrieved Party shall be entitled to all rights and remedies available at law or in equity. For the avoidance of doubt, in no event shall Parent have any liability under this Agreement for any breach by the Company Stockholder of the Contribution Agreement, the Support Agreement or any other act or failure to act by the Company Stockholder. In addition, nothing in this Section 8.3 will relieve (x) subject to the limitations contained in Section 8.4(j), Parent, or subject to the limitations in Section 8.4(i), the Company, of any liability for fraud or (y) subject to the limitation contained in Section 8.4(i), the Company of any liability for Willful Breach of any covenant, agreement or obligation in a circumstance in which Parent is not entitled to receive the Company Termination Fee.
Section 8.4   Fees and Expense Reimbursement.
(a)   In the event that (A) prior to the termination of this Agreement, a Company Acquisition Proposal is publicly submitted, publicly proposed, publicly disclosed or otherwise communicated to the Company Board prior to, and not withdrawn at the date of termination of this Agreement, (B) this Agreement is terminated by the Company or Parent pursuant to Section 8.1(e) (Outside Date) or Section 8.1(f) (Failure to Obtain Company Stockholder Approval) or by Parent pursuant to Section 8.1(c) (Company Breach) and (C) within twelve (12) months after the date this Agreement is terminated, the Company consummates a Company Acquisition Proposal or enters into a definitive agreement providing for the consummation of a Company Acquisition Proposal, then the Company will pay (or cause to be paid) to Parent the Company Termination Fee upon the consummation of such Company Acquisition Proposal. For purposes of this Section 8.4(a), any reference in the definition of Company Acquisition Transaction to “twenty percent (20%)” shall be deemed to be to be a reference to “fifty percent (50%).”
(b)   In the event this Agreement is terminated by Parent pursuant to Section 8.1(g) (Company Change in Recommendation), the Company will pay (or cause to be paid) to Parent the Company Termination Fee within two (2) Business Days of termination of this Agreement.
(c)   In the event this Agreement is terminated by the Company pursuant to Section 8.1(h) (Company Superior Proposal), the Company will pay (or cause to be paid) to Parent the Company Termination Fee prior to or concurrently with the termination of this Agreement.
(d)   Any payment of the Company Termination Fee will be made in cash by wire transfer of same day funds to an account designated in writing by Parent.
(e)   In the event this Agreement is terminated by (i) the Company pursuant to Section 8.1(d) or Section 8.1(i), or (ii) Parent or the Company pursuant to Section 8.1(e) at such time the Company could have validly terminated this Agreement pursuant to Section 8.1(d) or Section 8.1(i), Parent will pay (or cause to be paid) to the Company the Parent Termination Fee within two (2) Business Days of termination of this Agreement. Any payment of the Parent Termination Fee will be made in cash by wire transfer of same day funds to an account designated in writing by the Company.
(f)   Each of the Parties acknowledges that the provisions of this Section 8.4 are an integral part of the Transactions and that, without these agreements, the Other Party would not enter into this Agreement. Each of the Parties further acknowledges that the payment of the Company Termination Fee by the Company or the Parent Termination Fee by Parent is not a penalty, but, is liquidated damages in a reasonable amount that will compensate Parent and Merger Sub, in the case of the payment of the Company Termination Fee, or the Company and its Subsidiaries, in the case of payment of the Parent Termination Fee, in the circumstances in which such fee is payable for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision. If the Company or Parent fails to promptly pay the amount due by it pursuant to this Section 8.4, interest shall accrue on such amount from the date such payment was required to be paid pursuant to the terms of this Agreement until the date of payment at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made. If, in order to obtain such payment, Parent or the Company commences a Proceeding that results in judgment for Parent, or the Company, as applicable, the non-prevailing party shall pay the other party its reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such Proceeding.
(g)   Subject in all respects to Parent’s rights set forth in Section 9.9 and the reimbursement obligations of the Company under Section 8.4(f), in the event the Company Termination Fee is paid to Parent in circumstances for which such fee is payable pursuant to Section 8.4(a), 8.4(b) or 8.4(c), payment of the Company Termination Fee shall be the sole and exclusive remedy of Parent and the Parent Related Parties against the Company and the Company Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, financing sources, managers, members, Representatives or Affiliates (collectively, “Company Related Parties”) for any losses or damages suffered as a result of the failure of the Transactions to be consummated, except in the case of fraud or a Willful Breach of any covenant, agreement or obligation (in which case only the Company shall be liable for damages for such fraud or Willful Breach), and upon payment of such amount, the Company Related Parties shall not have any further liability or obligation relating to or arising out of (i) this Agreement or the Transactions, (ii) the failure of the Merger or the other Transactions to be consummated or (iii) any breach (or threatened or alleged breach) of, or failure (or threatened or alleged failure) to perform under, this Agreement or any of the other documents delivered herewith or executed in connection herewith or otherwise, except for the liability of the Company in the case of fraud or a Willful Breach of any covenant, agreement or obligation.
(h)   Subject in all respects to the Company’s rights set forth in Section 9.9 and the reimbursement obligations of Parent under Section 8.4(f), Section 6.16(c) and Section 6.17, in the event the Parent Termination Fee is paid to the Company in circumstances for which such fee is payable pursuant to Section 8.4(e), payment of the Parent Termination Fee, together with any amount payable pursuant to Section 8.4(f), shall be the sole and exclusive remedy (other than as provided in the Guarantee) of the Company and the Company Related Parties against Parent and the Parent Related Parties for any losses or damages suffered as a result of the failure of the Transactions to be consummated, and upon payment of such amount, Parent and the Parent Related Parties shall not have any further liability or obligation relating to or arising out of (i) this Agreement, the Equity Commitment Letter, the Guarantee, or the Transactions, (ii) the failure of the Merger or the other Transactions to be consummated or (iii) any breach (or threatened or alleged breach) of, or failure (or threatened or alleged failure) to perform under, this Agreement or any of the other documents delivered herewith or executed in connection herewith or otherwise, except for the liability of Parent in the case of fraud.
(i)   In connection with any losses or damages suffered by any Parent Related Party as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or otherwise, other than in the circumstances in which Parent is entitled to receive the Company Termination Fee in accordance with Section 8.4(a), Section 8.4(b) or Section 8.4(c) (in which case, Section 8.4(h) shall apply), and without limiting the reimbursement obligations of the Company under Section 8.4(f), Parent agrees, on behalf of itself and the Parent Related Parties, that the maximum aggregate monetary liability of the Company and the Company Related Parties, if any, shall be limited to the amount of the Company Termination Fee, and in no event shall Parent or any Parent Related Party seek or be entitled to recover from the Company or any Company Related Parties, and Parent on behalf of itself and the Parent Related Parties hereby irrevocably waives and relinquishes any right to seek or recover, any monetary damages in the aggregate in excess of such amount, including for the liability of the Company in the case of fraud.
(j)   In connection with any losses or damages suffered by any Company Related Party as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or under the Guarantee or Equity Commitment Letter or otherwise, other than in circumstances in which the Company is entitled to receive the Parent Termination Fee in accordance with Section 8.4(e) (in which case Section 8.4(h) shall apply), the Company agrees, on behalf of itself and the Company Related Parties (including the Company Stockholder), that the maximum aggregate monetary liability of Parent and the Parent Related Parties (including the Guarantor) shall be limited to $133,000,000, and in no event shall the Company or any Company Related Party (including the Company Stockholder) seek or be entitled to recover from Parent or any Parent Related Parties (including the Guarantor), and the Company on behalf of itself and the Company Related Parties (including the Company Stockholder) hereby irrevocably waives and relinquishes any right to seek or recover, any monetary damages in the aggregate in excess of such amount, including for the liability of Parent or Merger Sub in the case of fraud.
(k)   As used herein, “Company Termination Fee” means a cash amount equal to $59,000,000, and (ii) “Parent Termination Fee” means a cash amount equal to $127,000,000.
(l)   In no event shall (i) Parent be entitled to receive more than one payment of the Company Termination Fee in connection with this Agreement or (ii) the Company be entitled to receive more than one payment of the Parent Termination Fee in connection with this Agreement.
(m)    While Parent may pursue both a grant of specific performance in accordance with Section 9.9 and the payment of the Company Termination Fee under this Section 8.4, under no circumstances shall Parent be permitted or entitled to receive both a grant of specific performance that results in the consummation of the Merger and any money damages, including all or any portion of the Company Termination Fee. While the Company may pursue both a grant of specific performance in accordance with Section 9.9 and the payment of the Parent Termination Fee under this Section 8.4, under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance that results in the consummation of the Merger and any money damages, including all or any portion of the Parent Termination Fee.
(n)   Except as otherwise provided in this Agreement, each Party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the Transactions.
(o)   Parent may, at Parent’s election, settle, discharge, preclude, obviate and resolve any claims or Proceedings resulting from, relating to or arising out of the termination of this Agreement (including any claim or Proceeding with respect to the payment of money damages) by agreeing to consummate the Transactions in accordance with the terms of this Agreement.
ARTICLE IX
MISCELLANEOUS
Section 9.1   Amendments and Waivers.
(a)    At any time prior to the Effective Time, any provision of this Agreement may be amended or waived by any party hereto only by action taken or authorized by or on behalf of such party’s Board of Directors (or duly authorized committee thereof) and, in the case of the Company, the Special Committee in accordance with Section 9.12, but in all cases only if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that without the further approval of the stockholders of the Company, no such amendment shall be made or given after obtaining the Company Stockholder Approval that requires the approval of the stockholders of the Company under the DGCL or in accordance with the rules and regulations of the Nasdaq unless the required further approval is obtained.
(b)    Any failure of any of the parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived at any time prior to the Effective Time by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver and, in the case of the Company, subject to Section 9.12. Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Subject to Section 8.4(m), the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.
Section 9.2   Counterparts.   This Agreement may be executed in any number of counterparts, each of which is an original, and all of which, when taken together, constitute one Agreement. Delivery of an executed signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) will be effective as delivery of a manually executed counterpart hereof.
Section 9.3   Notices.   Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in person, (ii) on the fifth (5th) Business Day after dispatch by registered or certified mail, (iii) on the next Business Day if transmitted by national overnight courier or (iv) on the date delivered if sent by email (provided that confirmation of email transmission is obtained), in each case as follows (or at such other address for a Party as shall be specified by like notice):
(a)
If to Parent or Merger Sub, to:

c/o Thoma Bravo, L.P.
600 Montgomery Street, 20th Floor
San Francisco, CA 91444
Attention: S. Scott Crabill and Peter Stefanksi
Email:
scrabill@thomabravo.com,
pstefanski@thomabravo.com, and

with a copy (which does not constitute notice) to:
Kirkland & Ellis LLP
300 N. LaSalle Street
Chicago, IL 60654
Attention: Theodore A. Peto, P.C. and Bradley C. Reed, P.C.
Email:
Theodore.peto@kirkland.com
bradley.reed@kirkland.com,

(b)
If to the Company, to:

QAD Inc.
100 Innovation Place
Santa Barbara, CA 93108
Attn: Daniel Lender, Chief Financial Officer
Email: dyl@qad.com
with a copy (which does not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:
Jeffrey D. Marell
Krishna Veeraraghavan

Email:
jmarell@paulweiss.com
kveeraraghavan@paulweiss.com

All such notices, requests, claims, demands and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.
Section 9.4   Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the Parties without the prior written consent of the Other Party, except that (a) Merger Sub may assign, in each entity’s sole discretion, any of or all its rights, interests and obligations under this Agreement to any wholly owned Subsidiary of Parent, (b) Parent may assign any of its rights or interests (but not delegate any of its obligations) under this Agreement to any of its controlled Affiliates but, in each case, no such assignment shall relieve Parent of any of its obligations hereunder, (c) Parent and Merger Sub may assign any of its rights or interests (but not delegate any of its obligations) to any debt financing source for purposes of creating a security interest herein or otherwise assigning as collateral in respect of any debt financing but no such assignment shall relieve Parent or Merger Sub of any of its obligations hereunder and (d) from and after the Effective Time, Parent or the Surviving Corporation may assign any of its rights, interests or obligations under this Agreement in connection with a merger or consolidation involving Parent or the Surviving Corporation or other disposition of all or substantially all of the assets of Parent or the Surviving Corporation, provided in each case, no such assignment shall relieve Parent or the Surviving Corporation of any of its obligations hereunder. Any purported assignment not permitted under this Section 9.4 shall be null and void.
Section 9.5   Entire Understanding: No Third-Party Beneficiaries.   This Agreement, together with the Confidentiality Agreement and any other documents and instruments executed pursuant hereto, constitutes the entire agreement and understanding of the Parties with respect to the matters therein and herein and supersedes all prior agreements and understandings on such matters. The provisions of this Agreement are binding upon and inure to the benefit of the Parties hereto and, subject to Section 9.4, their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the Parties hereto and their respective successors except following the Effective Time, (i) as provided in Section 6.11 (which will be to the benefit of the Persons referred to in such Section), (ii) the rights of holders of Company Common Stock to receive the Merger Consideration and (iii) the rights of holders of Company SARs, Company RSUs and Company PSUs to receive such amounts as provided for in Section 3.2.
Section 9.6   Severability.   Any term or provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective only to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions of this Agreement in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction. If a final Judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the economic, business or other intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.
Section 9.7   Governing Law; Venue; Waiver of Jury Trial.
(a)   This Agreement, and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof that would result in the application of any other jurisdiction’s Laws.
(b)   The Parties irrevocably submit to the jurisdiction of the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over such matter, the Superior Court of the State of Delaware and the federal courts of the United States of America located in the State of Delaware) in connection with any dispute that arises in respect of this Agreement and the documents referred to in this Agreement or in respect of the Transactions, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for interpretation or enforcement hereof or any such document that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claims with respect to such action, suit or proceeding shall be heard and determined exclusively by such a Delaware state or federal court. The Parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with such action, suit or proceeding in the manner provided in Section 9.3 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS, THE EQUITY COMMITMENT LETTER, OR THE EQUITY FINANCING (INCLUDING ANY SUCH LEGAL PROCEEDING INVOLVING FINANCING SOURCES IN CONNECTION WITH THE FINANCING DESCRIBED IN THIS AGREEMENT). EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.7.
Section 9.8   No Recourse.   This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement or the Transactions, or the negotiation, execution or performance of this Agreement, may only be made against the entities that are expressly identified as Parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or Representative of any Party hereto has any liability for any obligations or liabilities of the Parties or for any claim based on, in respect of, or by reason of, the Transactions.
Section 9.9   Specific Performance.
(a)   The Parties agree that irreparable damage, for which monetary damages or other legal remedies would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the parties. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or, if the Court of Chancery of the State of Delaware lacks jurisdiction over such matter, the Superior Court of the State of Delaware and the federal courts of the United States of America located in the State of Delaware, without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees not to raise any objections to the availability of the equitable remedy of specific performance and further agrees not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. Each Party further agrees that neither the Other Party nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.9, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
(b)   Notwithstanding anything to the contrary in this Agreement, it is acknowledged and agreed that Parent has an obligation hereunder to cause the Financing to be funded, including by exercising its rights under the Equity Commitment Letter, and such obligation of Parent will be subject to the requirements set forth in clause (A) below, and the right of the Company to specific performance in connection with enforcing such obligation of Parent and the Company’s third-party beneficiary rights under the Equity Commitment Letter will be subject to the requirements that (A) all of the conditions set forth in Section 7.1 and Section 7.3 have been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the time the Closing would have occurred but for the failure of the Financing to be funded and continues to be satisfied); (B) Parent and Merger Sub fail to consummate the Merger on the date required pursuant to Section 2.2; and (C) the Company has irrevocably confirmed in a written notice to Parent that if specific performance is granted and the Financing is funded, then it would take such actions that are required of it by this Agreement to cause the Closing to occur (and the Company has not revoked, withdrawn, modified or conditioned such irrevocable confirmation), and Parent and Merger Sub fail to complete the Closing within three (3) Business Days after delivery of the Company’s irrevocable written confirmation. The election to pursue an injunction, specific performance or other equitable relief shall not restrict, impair or otherwise limit the Company, on the one hand, or Parent, on the other hand, from, in the alternative, seeking to terminate the Agreement and pursuing any other remedy available at law or equity.
Section 9.10   Tax Matters.
(a)   All transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees (including penalties and interest) incurred by the Company or the Company Subsidiaries in connection with the Merger shall be paid by the Surviving Corporation or the Company Subsidiaries, as applicable, when due and expressly shall not be a liability of the holders of Company Common Stock.
(b)   On or prior to the Closing Date, the Company shall deliver to Parent a certification from the Company pursuant to Treasury Regulations Section 1.1445-2(c) dated no more than thirty (30) days prior to the Closing Date and signed by a responsible corporate officer of the Company, together with a signed notice as contemplated by Treasury Regulation Section 1.897-2(h), which Parent shall be entitled to file with the Internal Revenue Service after the Closing.
Section 9.11   Survival.   The representations and warranties contained in this Agreement or in any certificates or other documents delivered prior to or as of the Effective Time shall survive until (but not beyond) the Effective Time, except for those representations and warranties set forth in Sections 4.24 and 5.13 herein. The covenants and agreements of the Parties (including the Surviving Corporation) shall survive the Effective Time without limitation (except for those which, by their terms, contemplate a shorter survival period).
Section 9.12   Special Committee Approval.   Notwithstanding anything to the contrary herein, prior to the Effective Time, no amendment or waiver of any provision of this Agreement and no action shall be taken by or on behalf of the Company under or with respect to this Agreement without first obtaining the approval of the Special Committee.
[Signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in counterparts by their duly authorized officers, all as of the day and year first written above.
QAD Inc.
By:	/s/ Anton Chilton Name: Anton Chilton Title: CEO
Project Quick Parent, LLC
By:	/s/ Scott Crabill Name: S. Scott Crabill Title: President and Assistant Treasurer
Project Quick Merger Sub, Inc.
By:	/s/ Scott Crabill Name: S. Scott Crabill Title: President and Assistant Treasurer
Signature Page to Agreement and Plan of Merger

Annex B
SUPPORT AGREEMENT
Execution Version
This SUPPORT AGREEMENT (this “Agreement”), is dated as of June 27, 2021, by and among QAD Inc., a Delaware corporation (the “Company”), Project Quick Parent, LLC, a Delaware limited liability company (“Parent”), Pamela M. Lopker (“Lopker”), The Lopker Living Trust dated November 18, 2013 (the “Lopker Trust”), and the Estate of Karl F. Lopker (the “Lopker Estate” and collectively with Lopker and the Lopker Trust, the “Stockholder”).
WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent, and Project Quick Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”);
WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement;
WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of Class A Common Stock and Class B Common Stock as is set forth next to the Stockholder’s name on Annex A (such shares, together with all other shares of Class A Common Stock and Class B Common Stock acquired, beneficially or of record, by the Stockholder after the date hereof and prior to the termination of this Agreement, the “Shares”);
WHEREAS, as a condition and inducement to the willingness of the Company and Parent to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent, the Company and the Stockholder are entering into this Agreement; and
WHEREAS, the Stockholder acknowledges that each of the Company and Parent is entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholder set forth in this Agreement and would not enter into the Merger Agreement if the Stockholder did not enter into this Agreement.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I
VOTING AGREEMENT
Section 1.01 Voting Agreement.
(a)   During the term of this Agreement, the Stockholder hereby agrees, at every meeting of the stockholders of the Company called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company:
(i)   to appear at such meeting or otherwise cause all of the Stockholder’s Shares to be present thereat for purposes of establishing a quorum; and
(ii)   to vote or, as applicable, cause or direct to be voted all of the Stockholder’s Shares (i) subject to clause (b) of this Section 1.01, in favor of the adoption and approval of the Merger Agreement and the other transactions contemplated thereby, (ii) against any Company Acquisition Proposal and any action, agreement or transaction that would reasonably be expected to materially impede, interfere with, delay or postpone the consummation of the Merger, and (iii) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the stockholders of the Company.
(b)   Notwithstanding anything in clause (a) above, in the event the Company Board or any committee thereof (including the Special Committee) (i) withdraws (or modifies, amends or qualifies in a manner adverse to Parent), or proposes publicly to withdraw (or modify, amend or qualify in a manner adverse to Parent), the Company Board Recommendation or (ii) fails to include the Company Board Recommendation in the Proxy Statement, in each instance, in compliance with the Merger Agreement, the obligation of the Stockholder to vote the Stockholder’s Shares in the manner set forth in clause (a)(ii) above shall be modified such that the Stockholder shall only be required to so vote such number of Shares as is equal to the number of Shares (rounded up to the nearest whole Share) that would represent, as at the time of such vote, 35% of the total voting power of the outstanding shares of Company Common Stock.
(c)   Any vote required to be cast or consent required to be executed pursuant to this Section 1.01 shall be cast (or consent shall be given) by the Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present. Except as set forth in this Section 1.01, the Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of the Company.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
The Stockholder represents and warrants to Parent and the Company that:
Section 2.01 Authorization.
The Stockholder has all requisite right, capacity, power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement. The execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated by this Agreement and the compliance by the Stockholder with the provisions of this Agreement have been duly authorized by all necessary action on the part of the Stockholder. This Agreement has been duly executed and delivered by the Stockholder and, assuming its due execution and delivery by Parent and the Company, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity).
Section 2.02 No Conflicts.
(a)   No authorization, consent or approval of any other Person is necessary for the execution, delivery and performance of this Agreement by the Stockholder.
(b)   None of the execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (i) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, agreement or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of the Stockholder’s Shares is bound or (ii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to impair the Stockholder’s ability to perform its obligations under this Agreement. There is no legal or administrative proceeding, claim, suit or action pending against the Stockholder or, to the knowledge of the Stockholder, threatened against the Stockholder that impairs or would reasonably be expected to impair the Stockholder’s ability to timely perform its obligations under this Agreement.

Section 2.03 Ownership of Shares.
The Stockholder has (except as set forth in Section 1.01 of this Agreement) sole voting power and sole dispositive power with respect to the Stockholder’s Shares. None of the Stockholder’s Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.
Section 2.04 Total Shares.
Except for the Stockholder’s Shares set forth on Annex A, as of the date hereof, the Stockholder does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND PARENT
The Company represents and warrants to Parent and the Stockholder that:
Section 3.01 Authority; Execution and Delivery; Enforceability.
The Company has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement. The execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated by this Agreement and the compliance by the Company with the provisions of this Agreement have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming its due execution and delivery by Parent and the Stockholder, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity).
Section 3.02 No Conflicts.
(a)   No authorization, consent or approval of any other Person is necessary for the execution, delivery and performance of this Agreement by the Company.
(b)   None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof shall (i) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, agreement or other instrument or obligation to which the Company is a party or by which the Company is bound or (ii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to impair the Company’s ability to perform its obligations under this Agreement.
Parent represents and warrants to the Company and the Stockholder that:
Section 3.03 Authority; Execution and Delivery; Enforceability.
Parent has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement. The execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated by this Agreement and the compliance by Parent with the provisions of this Agreement have been duly authorized by all necessary action on the part of Parent. This Agreement has been duly executed and delivered by Parent and, assuming its due execution and delivery by the Company and the Stockholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity).
Section 3.04 No Conflicts.
(a)   No authorization, consent or approval of any other Person is necessary for the execution, delivery and performance of this Agreement by Parent.
(b)   None of the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby or compliance by Parent with any of the provisions hereof shall (i) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, agreement or other instrument or obligation to which Parent is a party or by which Parent is bound or (ii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to impair Parent’s ability to perform its obligations under this Agreement.
ARTICLE IV
COVENANTS OF THE STOCKHOLDER
During the term of this Agreement, the Stockholder hereby covenants and agrees that:
Section 4.01 No Proxies for or Encumbrances on Shares.
(a)   Except as permitted by the terms of this Agreement, the Stockholder shall not, directly or indirectly, without the prior written consent of both Parent and the Company (upon the approval of the Special Committee), (i) grant any proxies, powers of attorney, or other such authorization, or enter into any voting trust or other agreement or arrangement with respect to the voting of any of the Stockholder’s Shares, (ii) offer for sale, sell (constructively or otherwise), pledge, transfer, assign, gift, tender in any tender or exchange offer, pledge, grant, encumber, hypothecate or similarly dispose of (by testamentary disposition, operation of Law or otherwise) (collectively, “Transfer”), or enter into any contract, option or other arrangement with respect to the Transfer of, any such Shares, or any interest therein, including, without limitation, any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction, collar transaction or any other similar transaction (including any option with respect to any such transaction) or combination of any such transactions, in each case, involving any such Shares, (iii) knowingly take any action that would have the effect of preventing or delaying the Stockholder from performing any of its obligations under this Agreement, or (iv) agree or commit (whether or not in writing) to take any of the actions referred to in the foregoing sections (i) through (iii).
(b)   The Stockholder may effect a Transfer of any of the Stockholder’s Shares to a Permitted Transferee of the Stockholder; provided, that the Stockholder, prior to and as a condition to the effectiveness of such Transfer, causes each such Permitted Transferee to execute a counterpart signature page to this Agreement and deliver the same to Parent and the Company, pursuant to which such Permitted Transferee agrees to be a “Stockholder” pursuant to, and to be bound by, this Agreement with respect to such Shares that are the subject of such Transfer (such Transfer, a “Permitted Transfer”). “Permitted Transferee” means, with respect to the Stockholder, (i) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild of the Stockholder, (ii) any trust, the trustees of which include only the persons named in clauses (i) and/or (ii) and the beneficiaries of which include only the persons named in clauses (i) and/or (ii), (iii) any corporation, limited liability company or partnership the stockholders, members or general or limited partners of which include only the Persons named in clauses (i) and/or (ii), (iv) if the Stockholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust, or (v) to any Person by will, for estate or tax planning purposes, for charitable purposes or as charitable gifts or donations. Transfers of Shares to Permitted Transferees made pursuant to this Section 4.01(b) shall not be a breach of this Agreement.
(c)   Any Transfer of Shares not effected in accordance with the terms and conditions of this Section 4.01 shall be null and void ab initio.

Section 4.02 Waiver of Appraisal Rights.
The Stockholder hereby waives, to the full extent of the law, and agrees not to assert any appraisal rights pursuant to Section 262 of the DGCL or otherwise in connection with the Merger with respect to the Stockholder’s Shares.
Section 4.03 Proxy Statement and Other Filings.
The Stockholder hereby agrees to permit the Company to publish and disclose in the Proxy Statement or any other disclosure document required in connection with the Merger Agreement or the Transactions contemplated thereby (including, without limitation, Schedule 13e-3) the Stockholder’s identity and beneficial ownership of the Shares and the nature of the Stockholder’s commitments under this Agreement to the extent required by applicable Law, provided that (i) the any such disclosure in the Proxy Statement or any other filing to or submission with the SEC (including, without limitation, Form 8-K and Schedule 13E-3) shall, in each instance, be subject to the Stockholder’s prior review, comment and written approval, and (ii) the Company shall not publish or disclose Schedule 13e-3 in the Proxy Statement, any filing to or submission with the SEC or otherwise prior to the Stockholder approving the form thereof and executing the same, and provided, further, that in the case of each of clauses (i) and (ii), such approval shall not be unreasonably withheld, conditioned or delayed.
Section 4.04 Acquisition of Additional Shares.
During the term of this Agreement, the Stockholder shall notify Parent and the Company promptly in writing of the direct or indirect acquisition of record or beneficial ownership of additional shares of Class A Common Stock or Class B Common Stock by the Stockholder after the date hereof (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Company Common Stock by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction), all of which shall be considered Shares and be subject to the terms of this Agreement as though owned by such acquiring Stockholder on the date hereof.
ARTICLE V
MISCELLANEOUS
Section 5.01 Amendments and Waivers; Termination.
(a)   Neither this Agreement nor any term hereof may be amended or otherwise modified other than by an instrument in writing signed by Parent, the Company and the Stockholder. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver and, in the case of the Company, the Special Committee. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law or in equity.
(b)   This Agreement, and all rights and obligations of the parties contained herein, shall automatically terminate without any further action required by any Person upon the earliest to occur of (i) the mutual agreement of the parties hereto to terminate this Agreement, (ii) the Effective Time, and (iii) the termination of the Merger Agreement in accordance with its terms. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement.
Section 5.02 Public Statements.
The initial press release with respect to the execution of the Merger Agreement shall be reasonably agreed upon by Parent, the Company and the Stockholder. Notwithstanding anything to the contrary herein, (a) a party hereto or its Representatives may issue a public announcement or other public disclosures required by Law or the rules of any stock exchange upon which the Company’s capital stock is traded; provided that such party uses reasonable best efforts to afford the other party hereto an opportunity to first review the content of the proposed disclosure and provide reasonable comments regarding same, (b) a party hereto or its Representatives may issue any public announcement or make other public disclosure that is consistent with prior public announcements issued or public disclosures without the prior written consent of the other party, (c) Parent and its Affiliates may issue disclosures or communications to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions, and (d) Parent and/or the Company may issue a public announcement or other public disclosures regarding this Agreement, the Merger Agreement or the Transactions, provided they consult with Stockholder and consider the Stockholder’s comments on such announcements and public disclosures in good faith, except no such consultation shall be required in the case of any announcement or public disclosure relating to a Company Acquisition Proposal.
Section 5.03 Successors and Assigns; No Third Party Beneficiaries.
The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, legal representatives, beneficiaries, executors and permitted assigns; provided that, other than as permitted by Section 4.01(b), no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.
Section 5.04 Governing Law; Submission to Jurisdiction; Waivers.
This Agreement, and any dispute, claim, legal action, suit, proceeding or controversy arising out of or in any way relating hereto or any of the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed in that state without regard to the conflict of laws rules thereof.
Section 5.05 Submission to Jurisdiction; Service.
Each party to this agreement irrevocably (a) consents to submit to the exclusive jurisdiction of the Delaware Court of Chancery (the “Court of Chancery”) and any state appellate court therefrom located in the state of Delaware (or, only if the Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court sitting in the State of Delaware) in any action relating to this Agreement or the transactions contemplated hereby, (b) waives any objection to the laying of venue of any such action brought in such Court, (c) waives and agrees not to plead or claim in any such Court that any such action brought in any such Court has been brought in an inconvenient forum and (d) agrees that service of process or of any other papers upon such party in the manner specified for notices under Section 5.08 of this Agreement or any other manner permitted by applicable Law shall be deemed good, proper and effective service upon such party.
Section 5.06 WAIVER OF JURY TRIAL.
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.06.

Section 5.07 Specific Performance.
The parties to this Agreement agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery (or, only if the Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court sitting in the State of Delaware), this being in addition to any other remedy at law or in equity, and the parties to this Agreement hereby waive any requirement for the posting of any bond or similar collateral in connection therewith. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (a) the other party has an adequate remedy at law or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.
Section 5.08 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in accordance with Section 9.3 of the Merger Agreement. If to the Stockholder, to the address for notice set forth on Schedule A hereto, with a copy (which will not constitute notice) to:
Paul Hastings LLP
1999 Avenue of the Stars, 27th Floor
Los Angeles, CA 90067
Email:
davidhernand@paulhastings.com
seanmonroe@paulhastings.com

Attention:
David M. Hernand
Sean A. Monroe

Section 5.09 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
Section 5.10 Counterparts.
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
Section 5.11 Severability.
Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.
Section 5.12 Capacity.
The Stockholder is signing this Agreement solely in its capacity as a stockholder of the Company and not in any other capacity, and this Agreement shall not limit or otherwise affect any actions taken, or required or permitted to be taken, by any Stockholder or any Affiliate or Representative of any Stockholder or any of its Affiliates in any other capacity, including, if applicable, as an officer or director of the Company or any of the Company’s Subsidiaries, and any actions taken (whatsoever), or failure to take any actions (whatsoever), by any of the foregoing Persons in such capacity as a director or officer of the Company or any of the Company’s Subsidiaries shall not be deemed to constitute a breach of this Agreement.
Section 5.13 Entire Agreement.
This Agreement (together with the Merger Agreement, the Contribution and Exchange Agreement and the other applicable Transaction documents in connection therewith) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof.

Section 5.14 No Ownership Interest.
Nothing contained in this Agreement shall be deemed to vest the Company or Parent any direct or indirect ownership or incidence of ownership of or with respect to the Shares. All rights, ownership and economic benefits of and relating to the Shares of the Stockholder shall remain vested in and belong to the Stockholder, and neither the Company nor Parent shall have any authority to direct the Stockholder in the voting or disposition of any of the Shares, except as otherwise provided herein. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any other similar provision of applicable Law.
Section 5.15 Special Committee Approval.
Notwithstanding anything to the contrary herein, no amendment or waiver of any provision of this Agreement and no action shall be taken by or on behalf of the Company under or with respect to this Agreement without first obtaining the approval of the Special Committee.
Section 5.16 Non-Survival of Representations and Warranties. The respective representations and warranties of the Stockholder and the Company contained herein shall not survive the closing of the transactions contemplated hereby and by the Merger Agreement. This Section 5.16 shall not limit any covenant or agreement contained in this Agreement that by its terms is to be performed in whole or in part after the Effective Time or the termination of this Agreement
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Support Agreement to be duly executed as of the day and year first above written.
QAD, INC.
By:
/s/ Anton Chilton

Name: Anton Chilton
Title: CEO
PROJECT QUICK PARENT, LLC
By:
/s/ S. Scott Crabill

Name: S. Scott Crabill
Title: President and Assistant
Treasurer
Signature Page to Support Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Support Agreement to be duly executed as of the day and year first above written.
By:
/s/ Pamela Lopker

Name:Pamela M. Lopker
THE LOPKER LIVING TRUST DATED
NOVEMBER 18, 2013
By:
/s/ Pamela Lopker

Name: Pamela M. Lopker
Its: Trustee
ESTATE OF KARL F. LOPKER
By:
/s/ Pamela Lopker

Name: Pamela M. Lopker
Its: Personal Representative
Signature Page to Support Agreement

Annex A
Stockholder Name/ Notice Address:	Name of Person/ Entity Through Whom Beneficial Ownership of Stockholder’s Shares is Held	Amount and Class of Stockholder’s Shares(1)	Total Shares
Pamela Lopker 9516 SE 15th Street, Bellevue, WA 98004	1. Estate of Karl F. Lopker	634,982 of Class A Common Stock	Total Shares of Class A Common Stock: 5,077,289
	2. Pamela M. Lopker(2)	320,362 of Class A Common Stock
	3. The Lopker Living Trust dated November 18, 2013	4,121,945 of Class A Common Stock
	4. Estate of Karl F. Lopker	108,868 of Class B Common Stock	Total Shares of Class B Common Stock: 2,541,700
	5. Pamela M. Lopker	75,297 of Class B Common Stock
	6. The Lopker Living Trust dated November 18, 2013	2,357,535 of Class B Common Stock

(1)
The total amount of Shares provided herein are as of January 25, 2021.

(2)
The Share amounts beneficially owned by Pamela Lopker through the Pamela Lopker IRA account are included herein in her individual capacity.

Annex C
Privileged & Confidential
Execution Version
CONTRIBUTION AND EXCHANGE AGREEMENT
THIS CONTRIBUTION AND EXCHANGE AGREEMENT (this “Agreement”) is made as of June 27, 2021, by and between Project Quick Ultimate Parent, LP, a Delaware limited partnership (“Parent”), on the one hand, and Pamela M. Lopker (“Lopker”), The Lopker Living Trust dated November 18, 2013 (the “Lopker Trust”), and the Estate of Karl F. Lopker (the “Lopker Estate” and collectively with Lopker and the Lopker Trust, the “Rollover Investor”), on the other hand. Except as otherwise set forth herein, capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).
WHEREAS, Project Quick Parent, LLC, a Delaware limited liability company, Project Quick Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and QAD Inc., a Delaware corporation (the “Company”), are parties to that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company with the Company being the surviving entity, and the Company will become a wholly owned Subsidiary of Parent;
WHEREAS, in connection with (but subject to the consummation of) the transactions contemplated by the Merger Agreement, Parent and Rollover Investor desire to enter into an agreement pursuant to which, immediately prior to the Effective Time, (a) Rollover Investor shall contribute to Parent the Rollover Shares (as defined below), (b) in exchange for such Rollover Shares, Parent shall issue to Rollover Investor, on the terms and subject to the conditions contained herein, the Parent Units (as defined below), and (c) Parent shall contribute the Rollover Shares to a newly-formed, direct subsidiary of Parent (“Intermediate”); and
WHEREAS, it is intended that the contribution of Rollover Shares in exchange for Parent Units be treated for U.S. federal income tax purposes as a tax-free contribution governed by Section 721 of the Internal Revenue Code of 1986, as amended (the “Code”).
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:
1.   Contribution and Issuance of Parent Units.
(a)   Effective immediately prior to the Effective Time (the “Rollover Closing”), Rollover Investor hereby contributes, transfers and assigns (or causes to be contributed, transferred and assigned) to Parent, free and clear of all Liens, all of Rollover Investor’s right, title and interests in the shares of Class A Common Stock and Class B Common Stock (the “Rollover Shares”) set forth on Exhibit A with the aggregate value as of the Closing set forth across from the heading “Aggregate Value of Rollover Shares” on Exhibit A. Parent acknowledges and agrees that Rollover Investor may, upon written notice to Parent, amend Exhibit A hereto at any time prior to the Effective Time without the consent of Parent to change the mix of shares or particular shares of Class A Common Stock and Class B Common Stock included in the Rollover Shares, provided, that the “Aggregate Value of Rollover Shares” set forth therein shall not change from the amount set forth on Exhibit A.
(b)   In exchange for such Rollover Shares, Parent hereby issues to Rollover Investor (or its designated Affiliate) (i) the number of Parent’s Class A Units (“Class A Units”) set forth on Exhibit A at the per Unit agreed upon value set forth therein and (ii) the number of Parent’s Class B Units (“Class B Units”) set forth on Exhibit A at the per Unit agreed upon value set forth therein (collectively, such Class A Units and Class B Units, the “Parent Units”), such that immediately thereafter, Parent Units having an aggregate value equal to the value attributed to the Rollover Shares shall have been issued to Rollover Investor (or its designated Affiliate).

(c)   The issuance of the Parent Units to Rollover Investor hereunder is intended to be exempt from registration under the Securities Act pursuant to Rule 506 of Regulation D and/or Section 4(a)(2) of the Securities Act. Immediately after the issuance of the Parent Units to Rollover Investor, the parties agree that each Class A Unit will be treated under the LP Agreement as having made a capital contribution of $1,000 for each such Class A Unit.
(d)   Prior to the Closing Date, Rollover Investor may permit either or both of Bo Lopker and Juliana Lopker (each, an “Alternative Rollover Investor”) to enter into a separate Contribution and Exchange Agreement (each, an “Alternative Rollover Agreement”) with Parent, on substantially the same terms as those set forth in this Agreement (other than the covenants contained in Section 8, which shall not be required), pursuant to which each Alternative Rollover Investor will agree to contribute Company Common Stock, with an aggregate value not to exceed $15,000,000, to Parent in exchange for Parent Units. Upon execution of any Alternative Rollover Agreement, the parties will cause Exhibit A hereto to be amended to reflect a reduction in the aggregate numbers of Rollover Shares, and Parent Units hereunder by the aggregate amount of the commitments under all Alternative Rollover Agreements.
(e)   Prior to the Closing Date, each of Parent and Rollover Investor shall negotiate in good faith the terms of the LP Agreement and the Registration Rights Agreement, with such terms to be consistent with the terms set forth on the Equity Term Sheet attached hereto as Exhibit B.
(f)   As a condition to the issuance of the Parent Units, Rollover Investor shall deliver (or cause to be delivered) to Parent (i) a certificate representing the Rollover Shares (if certificated) free and clear from all Liens duly endorsed (or accompanied by a duly executed share power with respect to the Rollover Shares), and (ii) a duly executed counterpart signature page to each of the LP Agreement and the Registration Rights Agreement.
(g)   The Parent Units will continue to be Parent Units for purposes of this Agreement in the hands of any holder other than Rollover Investor (except for Parent or its Subsidiaries and except for transferees in a Public Offering), and except as otherwise provided herein or in the LP Agreement, each such other holder of the Parent Units will succeed to all rights and obligations attributable to Rollover Investor as a holder of the Parent Units pursuant to this Agreement and the LP Agreement. The Parent Units will also include units of Parent’s equity interests issued with respect to the Parent Units by way of a split, dividend, distribution or other recapitalization.
(h)   Prior to the Effective Time, Rollover Investor shall deliver to Parent an executed and duly completed IRS Form W-9 or appropriate IRS Form W-8, as applicable.
2.   Representations and Warranties of Rollover Investor.   In connection with the transactions contemplated hereby, Rollover Investor represents and warrants to Parent, as of the date hereof and as of the Rollover Closing, that:
(a)   Rollover Investor has good and valid title to the Rollover Shares, free and clear of any and all Liens, and is transferring good and valid title to the Rollover Shares to Parent, and delivering the Rollover Shares to Parent free and clear of all Liens other than Liens created by this Agreement or as imposed by applicable securities laws. Except for the Company’s Organizational Documents and the Support Agreement, there are no securityholder agreements, voting trusts, proxies, or other agreements or understandings with respect to the Rollover Shares to which Rollover Investor is a party.
(b)   The execution, delivery and performance of this Agreement has been duly authorized by Rollover Investor and this Agreement constitutes a valid and binding obligation of Rollover Investor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. The execution, delivery, and performance of this Agreement, the consummation of the transactions contemplated hereby, and the delivery of the Rollover Shares to Parent by Rollover Investor do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Lien upon the Rollover Shares pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any Governmental Authority pursuant to, any law, statute, rule or regulation to which Rollover Investor is subject, or any agreement, instrument, order, judgment or decree to which Rollover Investor is a party or by which Rollover Investor is bound.
(c)   Rollover Investor has the full legal right, power and authority to deliver the Rollover Shares to Parent.
(d)   The Parent Units to be acquired by Rollover Investor pursuant to this Agreement will be acquired for Rollover Investor’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Parent Units will not be disposed of in contravention of the Securities Act or any applicable state securities laws.
(e)   Rollover Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission. Rollover Investor is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Parent Units.
(f)   Rollover Investor is able to bear the economic risk of Rollover Investor’s investment in the Parent Units for an indefinite period of time because the Parent Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.
(g)   Rollover Investor has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Parent Units and has had full access to such other information concerning Parent as Rollover Investor has requested.
(h)   Rollover Investor acknowledges and agrees that there may be additional issuances of equity securities of Parent after the date hereof, subject to the terms of the LP Agreement, and the Parent Units may be diluted in connection with any such issuance.
(i)   There are no lawsuits, claims, proceedings, investigations, injunctions, judgments, orders or decrees pending or, to Rollover Investor’s knowledge, threatened against or affecting the Rollover Shares that would delay, hinder or prevent the consummation of the transactions contemplated by this Agreement.
(j)   Rollover Investor has had the opportunity to consult Rollover Investor’s own tax counsel as to the U.S. federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and each of the other agreements contemplated hereby and acknowledges that, except as set forth in Section 10(b) hereof, neither Parent nor any of Parent’s Affiliates has made any representations or covenants regarding such tax consequences or benefits upon which Rollover Investor has relied.
3.   Representations and Warranties of Parent.   In connection with the transactions contemplated hereby, Parent represents and warrants to Rollover Investor, as of the date hereof and as of the Rollover Closing, that:
(a)   Parent is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of Parent and its Subsidiaries taken as a whole. Parent has all requisite limited partnership power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.
(b)   The execution, delivery and performance of this Agreement has been duly authorized by Parent and this Agreement constitutes a valid and binding obligation of Parent, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. The execution and delivery by Parent of this Agreement, the issuance of the Parent Units hereunder, and the fulfillment of and compliance with the respective terms hereof do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Lien upon Parent’s equity interests or assets pursuant to, (iv) give rise to any right of first refusal, preemptive right, tagalong right, transfer right or other similar right of any other party to, (v) give any third party the right to modify, terminate or accelerate any obligation under, (vi) result in a violation of or (vii) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the certificate of limited partnership of Parent or the LP Agreement, or any law, statute, rule or regulation to which Parent is subject, or any agreement, instrument, order, judgment or decree to which Parent is a party or by which it is bound.
(c)   The Parent Units, when issued pursuant to the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid, no assessable and free and clear of all Liens, other than as applicable to the Parent Units or the holders thereof under applicable federal and state securities laws, the LP Agreement and the Registration Rights Agreement.
(d)   The Rollover Investor will acquire Parent Units pursuant to this Agreement for the same price per Parent Unit as TB is acquiring its equity interests in Parent in connection with the Merger (valuing the Rollover Shares based on the Merger Consideration).
(e)   Parent was formed solely in connection with the transactions contemplated by the Merger Agreement and, except for obligations incurred or actions taken in connection with its formation or the negotiation and consummation of this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby, Parent has not engaged in any business or activity of any type or kind.
4.   Transferability.
(a)   From the date hereof through the Effective Time, except for the transactions described herein, Rollover Investor shall not sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in Rollover Investor’s Rollover Shares (including transfers that would otherwise constitute permitted transfers).
(b)   The Parent Units will be subject to the transfer restrictions contained in the LP Agreement and Registration Rights Agreement.
(c)   Any certificates issued representing the Parent Units will bear the legend set forth in the LP Agreement.
5.   Definitions.
“LP Agreement” means the Amended and Restated Limited Partnership Agreement, dated as of the Closing Date (as amended or modified from time to time in accordance with its terms), by and among Parent and the securityholders of Parent party thereto.
“Public Offering” has the meaning set forth in the LP Agreement.
“Registration Rights Agreement” means that certain Registration Rights Agreement, to be dated as of the Closing Date (as amended or modified from time to time in accordance with its terms), by and among Parent and the securityholders of Parent party thereto.
“Securities Act” means the Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future law.
6.   No Ownership Interest; No Inconsistent Actions.   Nothing contained in this Agreement shall be deemed to, prior to the contribution contemplated by Section 1(a)), vest in Parent any direct or indirect ownership or incidence of ownership of, or with respect to, any Rollover Shares. All rights, ownership and economic benefits of and relating to the Rollover Shares shall remain vested in and below to Rollover Investor, and this Agreement shall not confer any right, power or authority upon Parent or any other Person (i) to direct Rollover Investor in the voting of any of the Rollover Shares, except as expressly provided herein, or (ii) in the performance of any of. Rollover Investor’s duties or responsibilities as stockholders or officers or director, as the case may be , of the Company.
7.   Stockholder Capacity.   Nothing in this Agreement shall be construed as preventing, limiting or otherwise affecting any actions taken or not taken by Rollover Investor in her capacity as an officer or director of the Company or any Company Subsidiaries or from fulfilling the duties and obligations of such office (including the performance of obligations required by the fiduciary duties of Rollover Investor acting in her capacity as an officer or director), and none of such actions (or determinations not to take any action) in such other capacities shall in and of itself be deemed to constitute a breach of this Agreement.
8.   Confidential Information; Non-Compete; Non Solicitation.
(a)   Confidential Information.   Rollover Investor recognizes and acknowledges that by reason of Rollover Investor’s employment with or engagement by the Company, Rollover Investor has had and will have access to confidential and/or proprietary information of Parent and the Company, including (i) trade secrets, inventions, ideas, processes, methods, apparatus, equipment, software, data, programs, listings, patents, copyrights, trademarks, service marks, other works of authorship, know-how, technology improvements, specifications, formulas, discoveries, developments, designs, drawings, documents, sketches, drawings, models and techniques relating to the current, future and proposed products and services of Parent and the Company; (ii) information and data regarding research, development, new products and services, design, details and specifications, engineering, marketing and sales, business records and plans, budgets, plans for future developments, business forecasts, financial statements and other financial information, licenses, costs, procurement requirements, policies or operational methods, suppliers, customers, potential customers and key personnel, market studies and forecasts, target markets, competitive analyses, sales and pricing policies, sales and pricing information and techniques, promotional strategies, the identity, skills and compensation of employees, personnel policies, the substance of agreements with customers, suppliers and others, marketing or dealership arrangements, servicing and training programs and arrangements, customer lists, customer preferences, customer needs, customer data, customer contact information, profit margins, overhead, and Parent’s and the Company’s methods and techniques for running its business, including but not limited to technical information relating to the creation, installation, repair or maintenance of its products and the services the Company provides; and (iii) information regarding the skills and compensation of other employees, independent contractors or consultants of Parent and/or the Company ((i), (ii) and (iii) collectively, and in any form or medium, “Proprietary Information”). Rollover Investor hereby assigns to the Company all rights Rollover Investor may have or acquire in such Proprietary Information and recognizes and agrees that all Proprietary Information shall be the sole property of the Company and its assigns.
(b)   Non-Competition.   For a period of two (2) years after the Closing (the “Restricted Period”), Rollover Investor shall not directly or indirectly participate in any activity that would qualify as Competition in the Territory (as defined below).
For purposes hereof, “Competition” means to directly or indirectly own any interest in, manage, operate, control, invest or acquire an interest in, participate in, consult with, render services to or for, or operate, any Person, business or enterprise (including any division, group or franchise of a larger organization), whether as a proprietor, owner, member, partner, stockholder, director, officer, employee, consultant, joint venturer, investor, licensor or sale representative, that conducts, participates in or constitutes a business or business line that the Company is conducting as of the date of this Agreement. Notwithstanding anything to the contrary contained herein, Rollover Investor shall not be prohibited from owning (x) up to two percent (2%) of the outstanding stock of a corporation that is engaged primarily in business activities that compete directly with the business of the Company as of the date of this Agreement and that is publicly traded on a national securities exchange or in the over the counter market, (y) any amount of stock of any corporation, limited liability company, partnership, limited partnership or other enterprise that is not engaged primarily in business activities that compete directly with the business of the Company as of the date of this Agreement, or (z) any amount of securities of any private or public investment vehicle or fund that is not formed by or at the direction of Rollover Investor and over which Rollover Investor exercises no management control, in each case of clauses (x), (y) and (z) so long as Rollover Investor has no active participation or management authority in connection with the business of such corporation, limited liability company, partnership, limited partnership or other enterprise or investment vehicle or fund.
As used in this Agreement, “Territory” means all of the United States of America and all of each other country in which the Company generates sales, markets products or provides services as of the date of this Agreement.
(c)   Non-Solicitation.   During the Restricted Period, Rollover Investor shall not, directly or indirectly, for the benefit of Rollover Investor or any other person, and shall cause any Person controlled by Rollover Investor not to: (A) induce, solicit or hire or attempt to solicit or hire any employee of Parent or the Company, who is or was an employee of the Company on or during the six (6) month period prior to the Closing; (B) solicit any customer, supplier, vendor, licensee, distributor, contractor or other business relation of Parent or the Company, who is or was a customer, supplier, vendor, licensee, distributor, contractor or other business relation of Parent or the Company, during the Restricted Period, to cease doing business with or alter in any way such Person’s business with, or adversely alter its business relationship with, Parent and/or the Company; or (C) hire or retain any Person who is or was an employee, associate, consultant, agent or representative of Parent and/or the Company during the Restricted Period. Rollover Investor will not be deemed to violate this paragraph as a result of (x) placing a general advertisement seeking to hire employees or consultants which is not targeted at the employees or consultants of Parent or the Company so long as no hiring actually results therefrom, (y) soliciting or hiring any Person who has not been an employee of the Parent or the Company for at least six (6) months) at the time of such solicitation or hiring, or (z) by providing a personal reference to a third party if requested by any such individual.
(d)   Mutual Non-Disparagement.   For so long as Rollover Investor is engaged by Parent and/or the Company and for all times thereafter, Rollover Investor shall not, directly or indirectly, and shall cause any Person controlled by Rollover Investor not to, make or solicit or encourage others to make or solicit directly or indirectly any derogatory or negative statement or communication about Parent, the Company or their respective Affiliates or any of Parent’s, the Company’s or their respective Affiliates’ respective businesses, products, services or activities; provided, however, that such restriction shall not prohibit truthful testimony compelled by valid legal process. For so long as Rollover Investor is engaged by Parent and/or the Company and for all times thereafter, Parent shall not, and shall cause its directors and officers and any other Person controlled by Parent not to, make or solicit or encourage others to make or solicit directly or indirectly any derogatory or negative statement or communication about Rollover Investor or her Affiliates or any of her talents, capabilities, services or activities; provided, however, that such restriction shall not prohibit truthful testimony compelled by valid legal process.
(e)   Enforcement.   If, at the time of enforcement of any of this Section 8, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area. Because Rollover Investor’s services are unique and because Rollover Investor has access to Proprietary Information, the parties hereto agree that money damages may not be an adequate remedy for any breach of this Agreement. Therefore, in the event of a breach or threatened breach of this Agreement, the non-breaching party or their respective successors or assigns, in addition to other rights and remedies existing in their favor, shall be entitled to seek specific performance and/or injunctive or other equitable relief from a court of competent jurisdiction in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security). Each of Rollover Investor and Parent acknowledges that the restrictions contained in this Section 8 are reasonable and that each of Rollover Investor and Parent has received good and valuable consideration in exchange for such covenants.
(f)   For purposes of this Section 8, “Parent” will mean Parent, the Company and their respective Subsidiaries.
9.   Notices.   Any notice, request, demand, claim or other communication required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered personally, delivered by nationally recognized overnight courier service or sent by email. Any such notice, request, demand, claim or other communication shall be deemed to have been delivered and given (a) when delivered, if delivered personally, (b) the Business Day after it is deposited with such nationally recognized overnight courier service, if sent for overnight delivery by a nationally recognized overnight courier service or (c) the day of sending, if sent by email prior to 5:00 p.m. (Pacific time) on any Business Day or the next succeeding Business Day if sent by email after 5:00 p.m. (Pacific time) on any Business Day or on any day other than a Business Day:
If to Parent:
c/o Thoma Bravo, L.P.
600 Montgomery Street, 20th Floor
San Francisco, CA 94111
Attention:
Scott Crabill
Peter Stefanski

Email:
scrabill@thomabravo.com
pstefanski@thomabravo.com

with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 N. LaSalle Street
Chicago, IL 60654
Attention:
Theodore A. Peto, P.C.
Bradley C. Reed, P.C.

Email:
theodore.peto@kirkland.com
bradley.reed@kirkland.com

If to Rollover Investor:
Pamela M. Lopker
9516 SE 15th Street
Bellevue, Washington 98004 Email: plopker@yahoo.com
with a copy (which shall not constitute notice) to:
Paul Hastings LLP
1999 Avenue of the Stars, 27th Floor
Los Angeles, CA 90067
Attention:
David M. Hernand
Sean A. Monroe

Email:
davidhernand@paulhastings.com
seanmonroe@paulhastings.com

10.   Certain Additional Agreements.
(a)   Further Assurances.   Each of Parent and Rollover Investor shall, and Parent Shall cause Intermediate to, at the other party’s request, execute and deliver such other instruments of conveyance and transfer and take such other actions as may be reasonably requested to effectively carry out the terms and provisions of this Agreement.
(b)   Tax Treatment.   For U.S. federal (and all applicable state and local) income tax purposes, Parent and Rollover Investor agree that the contribution of the Rollover Shares in exchange for the Parent Units pursuant to this Agreement is intended to be treated as a tax-free contribution of property described in Section 721 of the Code. None of Parent or Rollover Investor shall take, and Parent shall cause Intermediate not to take, any position on any Tax Return, in any Tax audit, or in any other Tax proceeding inconsistent therewith, except as required by applicable law. Rollover Investor shall, no later than 90 days after the date hereof, provide to Parent its tax basis and holding period in each of the Rollover Shares for U.S. federal income tax purposes (including, at the request of Parent, any supporting information and documents).

11.   General Provisions.
(a)   Termination.   If the Merger Agreement is terminated in accordance with its terms at any time prior to the Closing, then this Agreement shall terminate ab initio and be of no further force or effect simultaneously with such termination.
(b)   Survival.   All of the representations and warranties set forth in Section 2 and 3 of this Agreement shall survive the Closing.
(c)   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.
(d)   Complete Agreement.   This Agreement, those documents expressly referred to herein including the Merger Agreement, the Support Agreement, the LP Agreement and the Registration Rights Agreement, and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Except as set forth in the last sentence of this Section 11(d), nothing in this Agreement shall be deemed to modify, terminate or supersede the Company’s obligations under that certain Change in Control Agreement (the “CIC Agreement”), dated December 18, 2008, by and between the Company and Rollover Investor. Notwithstanding the foregoing, the Rollover Investor hereby waives all of her rights to any severance benefits set forth in Section 3 of the CIC Agreement or in any applicable executive termination policy or other severance policy of the Company or its Subsidiaries, whether payable in connection with, prior to or after the transactions contemplated by the Merger Agreement for any reason, and Section 3 and Section 4 shall be deemed deleted from the CIC Agreement. Further, the term “Equity Compensation” in the CIC Agreement shall be deemed to mean any equity compensation granted to Rollover Investor under the QAD Inc. 2006 Stock Incentive Program or any other equity incentive plan of the Company, and all references to “employment” in Section 5 of the CIC Agreement shall be deemed to be followed by the phrase “or service on the board of the directors of Parent”.
(e)   Counterparts.   This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or other electronic imaging means (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.
(f)   Successors and Assigns; Third Party Beneficiaries.   This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement, except that each of Parent’s Affiliates will have the right to enforce this Agreement as if they were party hereto and shall be express third party beneficiaries hereof. Except as set forth in the preceding sentence, this Agreement is not intended for the benefit of any Person other than the parties hereto, and no such other Person shall be deemed to be a third party beneficiary hereof.
(g)   Withholding.   Parent may withhold from any and all amounts payable under this Agreement such federal, state, local or foreign withholding taxes, excise taxes, or employment taxes (“Taxes”) as may be required to be withheld by Parent pursuant to any applicable law or regulation.. Parent shall timely and properly remit any such Taxes to the appropriate Governmental Authority.

(h)   Governing Law; Waiver of Jury Trial.   All questions concerning the construction, validity, enforcement and interpretation of this Agreement (and any claims, issues, controversies or matters arising hereunder) shall be governed by the internal law of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION, ACTION, PROCEEDING, CROSS-CLAIM, OR COUNTERCLAIM IN ANY COURT (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH (I) THIS AGREEMENT OR THE VALIDITY, PERFORMANCE, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR (II) THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, AUTHORIZATION, EXECUTION, DELIVERY, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.
(i)   JURISDICTION AND VENUE.   EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT (INCLUDING ANY SUIT, ACTION OR PROCEEDING SEEKING EQUITABLE RELIEF) SHALL PROPERLY AND EXCLUSIVELY LIE IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE (THE “COURT OF CHANCERY”) OR, TO THE EXTENT THE COURT OF CHANCERY DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE AND THE APPELLATE COURTS HAVING JURISDICTION OF APPEALS IN SUCH COURTS (THE “DELAWARE FEDERAL COURT”) OR, TO THE EXTENT NEITHER THE COURT OF CHANCERY NOR THE DELAWARE FEDERAL COURT HAS SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE (COLLECTIVELY, THE “CHOSEN COURTS”). BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE CHOSEN COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HERETO IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN THE CHOSEN COURTS, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH CHOSEN COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING.
(j)   Remedies.   Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.
(k)   Amendment and Waiver.   This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. A waiver of right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion. Except as otherwise provided herein, the rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies, which they would otherwise have hereunder. Any agreement on the part of either party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party.
(l)   No Strict Construction.   The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises,

this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
(m)   Acknowledgment.   Rollover Investor agrees and acknowledges that (i) the Rollover Shares being exchanged by Rollover Investor pursuant to this Agreement would have been exchanged for the payment of the amounts provided in Section 3.1 of the Merger Agreement, (ii) instead of receiving payment of the amounts provided in Section 3.1 of the Merger Agreement for such Rollover Shares, Rollover Investor elected to exchange such units for the Parent Units immediately prior to the closing of the transactions contemplated by the Merger Agreement and (iii) the Parent Units ultimately received by Rollover Investor represent all of the consideration to which Rollover Investor is entitled in respect of the Rollover Shares upon consummation of the transactions contemplated by the Merger Agreement.
(n)   Expenses.   Parent shall reimburse Rollover Investor for the legal costs and expenses incurred by Rollover Investor in connection with the negotiation of this Agreement and Rollover Investor’s investment in Parent.
(o)   No Agreement Until Transaction Documents Executed.   Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute, or be deemed to evidence, a contract, agreement, arrangement or understanding between the parties hereto unless (i) the Merger Agreement is executed and delivered by all parties thereto, and (ii) this Agreement is executed and delivered by all parties hereto.
* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.
PROJECT QUICK ULTIMATE
PARENT, LP
By:
/s/ S. Scott Crabill

Name:
S. Scott Crabill

Its:
President and Assistant Treasurer

Signature Page to Contribution and Exchange Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Exchange Agreement on the date first written above.
By:
/s/ Pamela M. Lopker

Name:
Pamela M. Lopker

THE LOPKER LIVING TRUST DATED NOVEMBER 18, 2013
By:
/s/ Pamela M. Lopker

Name:
Pamela M. Lopker

Its:
Trustee

ESTATE OF KARL F. LOPKER
By:
/s/ Pamela M. Lopker

Name:
Pamela M. Lopker

Its:
Personal Representative

Signature Page to Contribution and Exchange Agreement

Exhibit A
Rollover Investor:	Collectively, Pamela M. Lopker, The Lopker Living Trust dated November 18, 2013 and the Estate of Karl F. Lopker
Number and Type of Rollover Shares:
3,428,571 Shares of Company Common Stock, comprised of [____] shares of Class A Common Stock and [____] shares of Class B Common Stock;
*For purposes of clarity, prior to the Effective Time and in accordance with Section 1(a), the Rollover Investor may modify the mix of shares and/or particular shares of Class A Common Stock and Class B Common Stock.

Aggregate Value of Rollover Shares:	$299,999,962.50
Number of Parent Units being Received by Rollover Investor in Exchange:
Class A Units	Value per Class A Unit	Aggregate Value of Rollover Investor’s Class A Units
299,999.9625 Class B Units	$1,000.00 Value per Class B Unit	$299,999,962.50 Aggregate Value of Rollover Investor’s Class B Units
[____]	$0.00
		$0.00
Aggregate Value of Parent Units	$299,999,962.50

Exhibit B
Equity Term Sheet

EXHIBIT B
TERM SHEET FOR CO-INVESTOR EQUITY
The following details certain terms for (i) a limited partnership agreement (the “LP Agreement”) to be entered into among Project Quick Ultimate Parent, LP, a Delaware limited partnership (the “Partnership”), Thoma Bravo Fund XIV, L.P., and certain affiliated investment funds (collectively, “TB”), the Rollover Investor set forth in the Contribution and Exchange Agreement to which this term sheet is attached (“Co-Investor”) and certain other equityholders and (ii) a registration rights agreement to be entered into among the Partnership, TB, Co-Investor and certain other equityholders, in each case in connection with the acquisition (the “Transaction”) by a direct or indirect wholly-owned subsidiary of the Partnership of all of the issued and outstanding stock of QAD Inc., a Delaware corporation (the “Target”).
Board of Managers	The Partnership shall be managed by a Board of Managers (the “Board”), which managers, subject to the immediately following sentence, shall all be appointed, removed and replaced solely by TB. Co-Investor shall be entitled to one seat on the Board (and any committee to which the Board might delegate broad duties such that such committee effectively acts like the Board, but excluding (for the avoidance of doubt) the audit and cyber security committees with customary duties) for so long as Co-Investor (including her Permitted Transferees) holds at least 40% of the equity acquired by Co-Invest pursuant to the Contribution and Exchange Agreement. An action of the Board will require the approval of a majority of the managers obtained at a meeting called with at least 24 hours notice or by written consent of the Board that is either unanimous or sent to Co-Investor no fewer than 48 hours prior to such action being effective.
Terms of Securities
TB and Co-Investor shall acquire equity interests of the Partnership in “strips” of Class A Units and Class B Units. For each dollar invested, Co-Investor shall receive the same strip of Class A Units and Class B Units received by TB in exchange for each dollar invested by TB. All of the invested dollars at Closing (including Co-Investor’s rollover contribution) will be allocated to the Class A Units for purposes of determining capital contributions.
The Class A Units will, in priority and preference to the Class B Units, entitle the holders thereof to an amount equal to the capital contributions with respect to the Class A Units plus any accrued and unpaid yield at a rate of 9% per annum, compounded quarterly (the “Liquidation Value”). After payment in full of the Liquidation Value, proceeds shall be allocated pro-rata amongst the holders of Class B Units in accordance with the LP Agreement.

Preemptive Rights	Co-Investor shall have customary preemptive rights (based on relative pro rata ownership) in the event that the Partnership or any of its subsidiaries authorizes the issuance or sale of any new equity securities (including securities convertible into equity securities) of the Partnership or any of its subsidiaries to TB or its affiliates, subject to customary exceptions.
Transfer Restrictions	Prior to a Sale of the Partnership (as defined below), Co-Investor shall not transfer, assign, pledge or otherwise dispose of any interest without the prior written consent of TB (which may be given or withheld in its sole discretion), except transfers (i) to Permitted Transferees, (ii) as a participating unitholder in a sale by TB, (iii) pursuant to a conversion of the Partnership or (iv) in an Approved Sale (as defined below).
In the case of Co-Investor, a transfer to a “Permitted Transferee” shall include transfers to (i) a trust solely for the benefit of Co-Investor and/or her spouse and/or descendants and any family partnership or similar estate

1

planning vehicle, the partners, members or equityholders of which consist solely of Co-Investor, her spouse and/or descendants and (ii) family foundations for the benefit of Co-Investor and her spouse and/or descendants and (iii) to any other family member.
For the avoidance of doubt, Co-Investor shall not have the right to appoint or transfer Co-Investor’s Board seat.
Participation Rights	Prior to a Sale of the Partnership, if TB intends to transfer a portion of its interests (subject to customary exceptions, such as transfers to Permitted Transferees, which will include affiliated investment funds), Co-Investor will have customary “tag along” rights and be entitled to sell in the contemplated transfer the same class(es) of units at the same price as TB on a pro rata basis. Unitholders participating in such transfer shall be required to agree to the same terms as TB is required to agree to in connection with such transfer and shall (i) be required to pay their pro rata share (based on the amount of consideration received by such holder of Partnership units in such transfer for such holder’s units) of the aggregate expenses incurred by TB and the participating unitholders in connection with such transfer and (ii) join on a several, and not joint and several, basis (based on the amount of consideration received by such holder of Partnership Units in such transfer for such holder’s units) in any indemnification or other obligations that TB agrees to provide in connection with such transfer, up to the net proceeds actually received by such participating unitholder (other than such indemnification or other obligations that relate specifically to the equity interests of any such unitholder being transferred in the transaction), subject to customary conditions and limitations (including that (a) no participating holder shall be required to make representations or warranties that are different in any material respect from those made by all other participating holders, and (b) no participating holder shall be liable for the inaccuracy of any representation or warranty made by any other participating holder in connection with such transaction, other than the Partnership).
Sale of the Partnership	If TB approves a Sale of the Partnership (an “Approved Sale”), each holder of Partnership units shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as a (i) merger, equity exchange or consolidation, each holder of Partnership units shall waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger, equity exchange or consolidation, (ii) sale of Partnership units or equity exchange, each holder of Partnership units shall agree to sell or exchange, as applicable, all of his, her or its Partnership units or rights to acquire Partnership units on the same terms and conditions applicable to TB or (iii) sale of the Partnership’s assets (including its wholly-owned subsidiaries), each holder of Partnership units shall, to the extent a vote is required, vote his, her or its Partnership units to approve such sale and any subsequent liquidation of the Partnership or other pro rata distribution of the proceeds therefrom to the Partnership unitholders on a pari passu basis with TB in accordance with the distribution waterfall, whether by written consent or at a unitholders’ meeting.
Each holder of Partnership units shall take all necessary or desirable actions in connection with the consummation of the Approved Sale as reasonably requested by the Board or TB. In connection with an Approved Sale, the holders of Partnership units shall agree to appoint Thoma Bravo, L.P. or its designee as the representative for all holders of Partnership units and Thoma Bravo, L.P. or its designee shall have customary rights and privileges

2

as the representative and agent for the selling unitholders in such an Approved Sale, provided that Thoma Bravo, L.P. shall not be permitted to (I) serve as proxy, attorney-in-fact or otherwise execute any agreement on behalf of Co-Investor, (II) commence or defend litigation where Co-Investor is named as plaintiff or defendant without Co-Investor’s consent (it being understood that the foregoing limitation shall not restrict the Thoma Bravo, L.P.’s ability to commence or defend litigation on behalf of all partners collectively or to commence or defend litigation on behalf of the Partnership and its Subsidiaries) or agree to any term or condition as part of any settlement that would involve any obligation of Co-Investor other than the payment of monetary damages payable on a several and not joint and several basis by all similarly situated holders or (III) take any action on behalf of Co-Investor that is otherwise not permitted to be taken by TB under the LP Agreement.
Holders of Partnership units will (i) bear their pro rata (based upon the amount of consideration received by such holder of Partnership units in the Approved Sale for such holder’s units) portion of the costs of any Approved Sale to the extent such costs are incurred for the benefit of all holders of Partnership units and are not otherwise paid by the Partnership or the acquiring party and (ii) be obligated to join on a several, and not joint and several, basis (based upon the amount of consideration received by such holder of Partnership units in the Approved Sale for such holder’s units) in any indemnification or other obligations TB agrees to provide in connection with such Approved Sale, up to the net proceeds actually received by such unitholder (other than such indemnification or other obligations that relate specifically to any such unitholder), subject to customary conditions and limitations (including that (a) no holder shall be required to make representations or warranties that are different in any material respect from those made by all other holders, and (b) no holder shall be liable for the inaccuracy of any representation or warranty made by any other holder in connection with such transaction, other than the Partnership).
“Sale of the Partnership” means any transaction or series of related transactions pursuant to which any person(s) or entity(ies) in the aggregate acquire(s) (i) units of the Partnership possessing the power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Board (whether by merger, consolidation, reorganization, combination, sale or transfer of the Partnership’s units, unitholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Partnership’s assets determined on a consolidated basis.
In the event that TB proposes to transfer any of its units to the Partnership, then TB shall have the right to compel the other holders to transfer their pro rata portion of the aggregate interests of the class or series of units so proposed to be transferred by TB, subject to the procedures and protections described above, as applicable.
Conversion to a Corporation; Subsidiary IPO	In the event TB desires to convert the Partnership into a corporation in connection with an IPO or for any other reason, the unitholders shall agree to take all actions requested by TB or the Partnership in connection with such conversion, including, without limitation, voting for or consenting to such conversion and entering into a stockholders agreement and/or other agreements reasonably necessary or appropriate in order to reflect substantially the same terms set forth in the LP Agreement, and the same economic terms in respect of the economic interests held by TB and

3

Co-Investor; provided that Co-Investor’s consent shall be required for any conversion effected other than to facilitate an IPO if such conversion would reasonably be expected to be a taxable event to Co-Investor for U.S. federal income tax purposes and would have a disproportionate adverse economic effect on Co-Investor compared to TB (and for this purpose all TB and the Co-Investor shall be treated as having identical tax characteristics and attributes, including (1) being subject to identical tax rates and (2) being subject to tax in all of the same jurisdictions, and any matters involving Code Sections 704(c) and 737 and the applicable Treasury Regulations thereunder shall not be taken into account). Similarly, in the event TB desires to effect a subsidiary IPO, the unitholders shall agree to take all actions reasonably requested by TB or the Partnership in connection with such IPO, including, without limitation, voting for or consenting to any such actions necessary or desirable in connection therewith and entering into a stockholders agreement and/or other agreements necessary or appropriate in order to reflect substantially the same terms set forth in the LP Agreement.
Registration Rights	TB will have demand and piggy-back registration rights at the Partnership’s expense. Co-Investor will be entitled to participate (i.e., piggy back) on a pro rata basis (based on units held) with TB in any registered public offering of Partnership stock (following a reorganization). The Registration Rights Agreement will include customary holdback or lock-up covenants applicable equally to TB and Co-Investor with respect to the IPO and subsequent registered offerings. In addition, at TB’s request, TB and Co-Investor shall enter into a customary two-year coordination agreement in connection with an IPO, provided that each of TB and Co-Investor have the same pro rata access to liquidity. Co-Investor shall have the right to require the Partnership to file and keep effective a shelf-registration statement covering resales by Co-Investor following the second anniversary of the IPO.
Consent Rights
Co-Investor will have a consent right with respect to the following:
(i) non-arms’ length transactions between the Partnership or any of its subsidiaries, on the one hand, and TB or any of its affiliates, on the other hand, subject to customary exceptions for (a) commercial transactions with TB portfolio companies in the ordinary course of business on terms no less favorable in any material respect to the Partnership than would be generally available to other similarly situated companies not affiliated with TB, (b) expense reimbursement, D&O insurance and indemnification agreements, (c) customary compensation arrangements (whether in the form of cash and/or equity) with TB operating partners, (d) an advisory services agreement that provides for an annual monitoring fee equal to 1% of TB’s equity investment, expense reimbursement (including reimbursement of TB’s transaction expenses related to the Transaction) and customary indemnification, (f) an investment purchase agreement pursuant to which TB will acquire equity interests of the Partnership at the closing of the Transaction, and (g) TB’s credit fund participating (in a non-lead role and on terms no more favorable than other participants) in the credit facility or other debt of the Partnership or its Subsidiaries, including the receipt of payments and exercise of rights by TB’s credit fund in accordance with the terms of such credit facility or debt; and
(ii) any non-pro rata distributions to equityholders of the Partnership.

Information Rights	For so long as Co-Investor holds any outstanding Class B Units, Co-Investor shall receive from the Partnership unaudited quarterly financial statements, audited annual financial statements, an annual budget and such other information reasonably required for tax compliance purposes.

4

Approval Rights	None for Co-Investor; TB will have customary approval rights.
Voting Rights	No unitholder will have voting rights.
Dilution	Subject to the preemptive rights described above, each of TB and the other unitholders shall be diluted, without dilution protection, by any equity issued or sold to management, board members, operating partners, consultants or employees of the Partnership or its affiliates.
Amendments	Any amendment or change to the LP Agreement or Registration Rights Agreement that has a disproportionate and adverse effect on Co-Investor as compared to the other unit holders holding the same class of units shall require the prior written consent of Co-Investor.
Governing Law	This summary of terms, and the agreements to be entered into as described herein, shall be governed by and construed under the laws of the State of Delaware without giving effect to any conflict of law principles.
Tax Matters	The LP Agreement shall include a customary tax distribution provision.
The Partnership shall use the “traditional method” for purposes of making any allocations required under Section 704(c) of the Internal Revenue Code of 1986, as amended (the “Code”).
For so long as Co-Investor is a unitholder of the Partnership, (X) at the written request of the Co-Investor, the Partnership shall provide Co-Investor with a copy of all income tax returns of the Partnership that have been filed for periods in which the Co-Investor was a unitholder provided that the Partnership in its discretion may redact any information with respect to other partners, and (Y) the Partnership shall use commercially reasonable efforts in connection with any taxable sale of a portion but not all of a specific class of property (including any class of stock of any corporate subsidiary of the Partnership) held by the Partnership to not disproportionately transfer property within such specific class of property that is 704(c) Property. For this purpose, “704(c) Property” means (i) property (other than cash) that was contributed by the Co-Investor or (ii) property issued to the Partnership with respect to property (other than cash) contributed by the Co-Investor to the Partnership that was “section 704(c) property” (within the meaning of Treasury Regulation Section 1.704-3) with respect to the Co-Investor. In the event that the Partnership makes any distribution of any property contributed to the Partnership by Co-Investor within seven years of such contribution and Co-Investor is otherwise entitled to participate in such distribution, the Partnership shall use commercially reasonable efforts to distribute such property to Co-Investor.

5

Annex D
2725 Sand Hill
Road Suite 200
Menlo Park, CA 94025
June 27, 2021
Special Committee of the Board of
Directors QAD Inc.
100 Innovation Place
Santa Barbara, CA 93108
Members of the Special Committee of the Board:
We understand that QAD Inc. (the “Company”), Project Quick Parent, LLC (“Parent”) and Project Quick Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated as of June 27, 2021 (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Merger Sub with and into the Company. Pursuant to the Merger, the Company will become a wholly owned subsidiary of Parent, and each outstanding share of Class A common stock, par value $0.001 per share of the Company (“Class A Common Stock”), and Class B common stock, par value $0.001 per share of the Company (“Class B Common Stock”, and, together with Class A Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares of Company Common Stock that are, as of immediately prior to the effective time of the Merger, (i) issued and held by the Company or any of the Company’s direct or indirect wholly owned subsidiaries, (ii) owned by Parent or Merger Sub or any of their respective direct or indirect wholly owned subsidiaries, (iii) held by a member of the Company management identified in the Merger Agreement as Rollover Shares, or (iv) held by holders of such shares who have not voted in favor of the adoption of the Merger Agreement or consented thereto in writing and who have properly exercised and validly perfected appraisal rights with respect thereto in accordance with, and who have complied with, Section 262 of the General Corporation Law of the State of Delaware with respect to any such shares held by any such holder (clauses (i), (ii), (iii) and (iv), collectively, the “Excluded Shares”), will be converted automatically into the right to receive $87.50 per share in cash, without interest and subject to any withholding Taxes required by applicable Law in accordance with the Merger Agreement (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement, and capitalized terms used herein and not otherwise defined will have the meanings set forth in the Merger Agreement.
You have asked for our opinion as to whether the Merger Consideration to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock in the aggregate.
For purposes of the opinion set forth herein, we have:
1)
Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)
Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)
Reviewed certain financial projections prepared by the management of the Company and certain extrapolations prepared with guidance from the management of the Company (which were reviewed and approved for our use by the management of the Company) (collectively, the “Financial Projections”);

4)
Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)
Reviewed the reported prices and trading activity for the Class A Common Stock;

6)
Compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with that of certain other publicly traded companies comparable with the Company, and their securities;

7)
Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)
Participated in certain discussions and negotiations among representatives of the Company, Parent and their respective financial and legal advisors;

9)
Reviewed the Merger Agreement, the draft equity commitment letter from the equity financing source to the Parent, substantially in the form of the draft dated June 26, 2021 (the “Equity Commitment Letter”) and certain related documents; and

10)
Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company and formed a substantial basis for this opinion. With respect to the Financial Projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. We express no view as to such Financial Projections or the assumptions on which they were based. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including among other things, that Parent will obtain financing in accordance with the terms set forth in the Equity Commitment Letter, and that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. In addition, we understand from the Company that, pursuant to Article IV of the Company’s Certificate of Incorporation, the holders of Class A Common Stock must receive an amount and form of consideration per share that is no less favorable than the consideration per share received by the holders of the Class B Common Stock in the event of a merger, business combination or consolidation of the Company, including the Merger. We express no view as to the allocation of Merger Consideration between the Class A Common Stock and the Class B Common Stock, or the relative fairness of any portion of the Merger Consideration to holders of any series of common stock of the Company. We have assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Our opinion does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) in the Merger. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.
We have acted as financial advisor to the Special Committee of the Board of Directors of the Company in connection with the Merger and will receive a fee for our services, a substantial portion of which is

D-2

contingent upon the closing of the Merger. In the two years prior to the date hereof, we have provided financial advisory and financing services to Thoma Bravo, LLC (“Thoma Bravo”) (the ultimate controlling equity owner of the Parent) and certain of its affiliates and their affiliated funds’ respective portfolio companies (collectively the “Thoma Bravo Related Entities”), and, in each case, have received fees in connection with such services. Neither we nor any of our affiliates have been engaged on any financial advisory or financing assignments for the Company, and have received any fees for such services from the Company during the two years prior to the date hereof. Morgan Stanley may also seek to provide financial advisory and/or financing services to the Company, Parent, Thoma Bravo and the Thoma Bravo Related Entities in the future and would expect to receive fees for the rendering of these services. In addition, we, our affiliates, directors or officers, including individuals working with the Special Committee of the Board of Directors, may have committed and may commit in the future to invest in private equity funds managed by Thoma Bravo.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Thoma Bravo, the Thoma Bravo Related Entities, Parent, the Company and their respective affiliates, or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument.
This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Special Committee of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, Morgan Stanley expresses no opinion or recommendation as to how the stockholders of the Company should vote at the stockholders’ meeting to be held in connection with the Merger.
Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock in the aggregate.
Very truly yours,
MORGAN STANLEY & CO. LLC
By:
/s/ Michael F. Wyatt

Michael F. Wyatt
Managing Director

D-3

Annex E
SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
§262 Appraisal rights
(a)
Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to §228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)
Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to §251 (other than a merger effected pursuant to §251(g) of this title), §252, §254, §255, §256, §257, §258, §263 or §264 of this title:

(1)
Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to §251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in §251(f) of this title.

(2)
Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.
Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.
Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.
Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.
Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)
In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under §253 or §267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)
[Repealed.]

(c)
Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)
Appraisal rights shall be perfected as follows:

(1)
If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with §255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of §114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)
If the merger or consolidation was approved pursuant to §228, §251(h), §253, or §267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of §114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to §251(h) of this title, within the later of the consummation of the offer contemplated by §251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to §251(h) of this title, later than the later of the consummation of the offer contemplated by §251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e)
Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to §251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in §251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in §251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f)
Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)
At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to §253 or §267 of this title.
(h)
After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)
The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)
The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)
From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l)
The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex F
NOTICE AND JOINDER TO SUPPORT AGREEMENT
This Notice and Joinder to the Support Agreement (this “Joinder”) is made by and between Pamela M. Lopker (the “Transferor”) and Lopker Family Foundation, a California nonprofit public benefit corporation (the “Transferee”).
WHEREAS, Transferor is a party to that certain Support Agreement, by and among QAD Inc., a Delaware corporation (the “Company”), Project Quick Parent, LLC, a Delaware limited liability company (the “Parent”), Transferor, The Lopker Living Trust dated November 18, 2013, and the Estate of Karl F. Lopker, dated as of June 27, 2021 (the “Support Agreement”);
WHEREAS, the Transferor intends to transfer 470,362 shares of Class B Common Stock (as defined in the Support Agreement) (the “Shares”) to the Transferee (the “Transfer”);
WHEREAS, the Transferee is a Permitted Transferee (as defined in Section 4.01(b) of the Support Agreement) of the Transferor;
WHEREAS, pursuant to Section 4.01(b) of the Support Agreement, prior to and as a condition to the effectiveness of the Transfer, the Transferor must cause the Transferee to execute a counterpart signature page to the Support Agreement and deliver the same to Parent and the Company, pursuant to which such Permitted Transferee agrees to be a “Stockholder” pursuant to, and to be bound by, the Support Agreement with respect to the Shares; and
WHEREAS, as required by the Support Agreement, the Transferee hereby agrees to be a “Stockholder” pursuant to, and to be bound by, the Support Agreement with respect to the Shares.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Transferee hereby becomes a party to and agrees to be bound by the terms and conditions of the Support Agreement as a “Stockholder” thereunder. For the avoidance of doubt, the Shares shall not be Rollover Shares (as defined in that certain Contribution and Exchange Agreement, dated as of June 27, 2021, by and among Project Quick Ultimate Parent, LP, a Delaware limited partnership, the Transferor and the other parties thereto).
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have caused this Joinder to be executed and delivered as of the date set forth below.
Dated as of August 30, 2021
TRANSFEROR:
/s/ Pamela M. Lopker

Pamela M. Lopker
TRANSFEREE:
By:
/s/ Pamela M. Lopker

Name: Pamela M. Lopker
Title: Chief Executive Officer
Address: 100 Innovation Place
Santa Barbara, CA 93108
[Signature Page to Notice and Joinder Agreement]
F-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D57962-S30763 For Against Abstain ! ! ! ! ! ! QAD INC. QAD INC. ATTN: WILLEM RASMUSSEN 100 INNOVATION PLACE SANTA BARBARA, CA 93108 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 14, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 14, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR Proposals 1, 2 and 3. 1. To approve and adopt the Agreement and Plan of Merger, dated as of June 27, 2021 (as amended from time to time, the “Merger Agreement”) by and among QAD Inc. (the “Company”), Project Quick Parent, LLC, a limited liability company organized under the laws of Delaware (“Parent”), and Project Quick Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), and approve the transactions contemplated thereby, including the Merger (the “Merger Agreement Proposal”). 3. To approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal. 2. To approve by a non-binding, advisory vote certain compensation arrangements for the Company’s named executive officers in connection with the Merger. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! !

D57963-S30763 ADMITTANCE PASS 2021 SPECIAL MEETING OF STOCKHOLDERS QAD INC. October 15, 2021 8:00 a.m. California Time (11:00 a.m. Eastern Time) 100 Innovation Place Santa Barbara, CA 93108 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. Continued and to be signed on reverse side QAD INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2021 Special Meeting of Stockholders You are cordially invited to attend the Special Meeting of Stockholders of QAD Inc. on October 15, 2021, at 100 Innovation Place, Santa Barbara, CA 93108. The meeting will begin at 8:00 a.m. California Time (11:00 a.m. Eastern Time). Admission is limited to stockholders and guests of QAD Inc. This ticket will admit you and should be presented at the meeting to expedite registration. To avoid delays, please arrive early and present this ticket. The stockholder(s) hereby appoint(s) Daniel Lender and Kara Bellamy, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A and Class B common stock of QAD Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:00 a.m. California Time (11:00 a.m. Eastern Time) on October 15, 2021, at 100 Innovation Place, Santa Barbara, CA 93108, and any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.